SECURITIES ACT FILE NO. 33-52742

INVESTMENT COMPANY ACT FILE NO. 811-7238

FORM N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 84	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 85	[X]

SUNAMERICA SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

1999 Avenue of the Stars, 27th Floor

Los Angeles, California 90067-6022

(Address of Principal Executive Offices) (Zip Code)

(800.858.8850)

(Registrant’s Telephone Number, including area code)

Kathleen D. Fuentes, Esq.

SunAmerica Asset Management, LLC

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(Name and Address for Agent for Service)

Copy to:

Manda Ghaferi, Esq.

AIG Consumer Insurance

1999 Avenue of the Stars, 27th Floor

Los Angeles, California 90067-6022

Margery K. Neale, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):

[   ]  Immediately upon filing pursuant to paragraph (b) of Rule 485

[   ]  on (date), pursuant to paragraph (b) of Rule 485

[   ]  60 days after filing pursuant to paragraph (a)(1)

[X]  on May 1, 2016, pursuant to paragraph (a)(1)

[   ] 75 days after filing pursuant to paragraph (a)(2)

[   ] on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offeror sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 25, 2016

PROSPECTUS

[            ], 2016

SUNAMERICA SERIES TRUST

SunAmerica Dynamic Allocation Portfolio

(Class 1 Shares)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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PORTFOLIO SUMMARY: SUNAMERICA DYNAMIC ALLOCATION PORTFOLIO

Investment Goals

The Portfolio’s investment goals are capital appreciation and current income while managing net equity exposure.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity contract or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. If the separate account’s fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the investment companies in which the Portfolio invests (the “Underlying Portfolios”).

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.21%
Service (12b-1) Fees	None
Other Expenses[1]	0.01%
Acquired Fund Fees and Expenses	0.59%
Total Annual Portfolio Operating Expenses[2]	0.81%

[1]	“Other Expenses” are based on anticipated other expenses payable by Class 1 shares for the current fiscal year.
[2]	The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$83	$259	$450	$1,002

Portfolio Turnover

The portion of the Portfolio that operates as a fund-of-funds does not pay transaction costs when it buys and sells shares of Underlying Portfolios (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. The Portfolio does, however, pay transaction costs when it buys and sells the financial instruments held in the Overlay Component of the Portfolio (defined below). During the fiscal year ended January 31, 2015, the Portfolio’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its goals by investing under normal conditions approximately 70% to 90% of its assets in Class 1 shares of the Underlying Portfolios, which are portfolios of the SunAmerica Series Trust (the “Trust”), Anchor Series Trust, and Seasons Series Trust (collectively, the “Underlying Trusts”) (the “Fund-of-Funds Component”) and 10% to 30% of its assets in a portfolio of derivative instruments, fixed income securities and short-term investments (the “Overlay Component”). The Fund-of-Funds Component will allocate approximately 50% to 80% of its assets to Underlying Portfolios investing primarily in equity securities and 20% to 50% of its assets to Underlying Portfolios investing primarily in fixed income securities and short-term investments, which may include mortgage- and asset-backed securities, to seek capital appreciation and generate income. The Overlay Component will invest in derivative instruments to manage the Portfolio’s net equity exposure. The derivative instruments used by the Overlay Component will primarily consist of stock index futures and stock index options, but may also include options on stock index futures and stock index swaps. The aforementioned derivative instruments may be traded on an exchange or over the counter. The Portfolio’s net equity exposure will be primarily adjusted through the use of stock index futures and stock index options. When the market is in a state of higher volatility, the Portfolio may decrease its net equity exposure by taking a net short position in derivative instruments. (As used throughout this prospectus, “net equity exposure” means the Portfolio’s level of exposure to the equity market through Underlying Portfolios investing primarily in equities, plus or minus the notional amount of a long or short position in equities obtained through the use of derivatives or other instruments in the Overlay Component.) When the Portfolio purchases a derivative to increase the Portfolio’s net equity exposure, it is using derivatives for speculative purposes. When the Portfolio sells derivatives instruments short to reduce the Portfolio’s net equity exposure, it is using derivatives for hedging purposes. The Overlay Component will also invest in fixed income securities and short-term investments, to generate income, to manage cash flows and

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PORTFOLIO SUMMARY: SUNAMERICA DYNAMIC ALLOCATION PORTFOLIO

liquidity needs of the overall Portfolio, and to serve as collateral for the derivative instruments used to manage the overall Portfolio’s net equity exposure.

SAAMCo is the Adviser to the Portfolio and will determine the allocation between the Fund-of-Funds Component and the Overlay Component. SAAMCo is also responsible for managing the Fund-of-Funds Component’s investment in Underlying Portfolios, so it will determine the target allocation between Underlying Portfolios that invest primarily in equity securities and Underlying Portfolios that invest primarily in fixed income securities. SAAMCo performs an investment analysis of possible investments for the Portfolio and selects the universe of permitted Underlying Portfolios as well as the allocation to each Underlying Portfolio. SAAMCo utilizes many factors, including research provided by an independent consultant. The consultant, Wilshire Associates Incorporated (“Wilshire”), provides statistical analysis and portfolio modeling to the Adviser with respect to the Portfolio’s investment allocation among the Underlying Portfolios, but does not have any advisory or portfolio transaction authority with regard to the Portfolio. SAAMCo, not the Portfolio, pays the consultant. SAAMCo reserves the right to change the Portfolio’s asset allocation between the Fund-of-Funds Component and the Overlay Component and the Fund-of-Funds Component’s allocation among the Underlying Portfolios, and to invest in other funds not currently among the Underlying Portfolios, from time to time without notice to investors.

The Fund-of-Funds Component seeks to achieve capital appreciation primarily through its investments in Underlying Portfolios that invest in equity securities of both U.S. and non-U.S. companies of all market capitalizations, but expects to invest to a lesser extent in Underlying Portfolios that invest primarily in small- and mid-cap U.S. companies and foreign companies. The Portfolio normally does not expect to have more than 25% of its total assets allocated to Underlying Portfolios investing primarily in foreign securities, and no more than 5% of its total assets to Underlying Portfolios investing primarily in emerging markets. The Fund-of-Funds Component seeks to achieve current income through its investments in Underlying Portfolios that primarily invest in fixed income securities, including both U.S. and foreign investment grade securities, but the Portfolio normally does not expect to have more than 5% of total assets allocated to Underlying Portfolios investing primarily in high-yield, high-risk bonds (commonly known as “junk bonds”). Portfolio cash flows are expected to be used to maintain or move Underlying Portfolio exposures close to target allocations, but sales and purchases of Underlying Portfolios may also be used to change or remain near target allocations.

The Overlay Component comprises the remaining 10% - 30% of the Portfolio’s total assets. AllianceBernstein L.P. (the “Subadviser”) is responsible for managing the Overlay Component, which includes management of the derivative instruments, , fixed income securities and short-term investments.

The Subadviser may invest the Overlay Component in derivative instruments to increase or decrease the Portfolio’s overall net equity exposure and, therefore, its volatility and return potential. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High levels of volatility may result from rapid and dramatic price swings. Through its use of derivative instruments, the Subadviser may adjust the Portfolio’s net equity exposure down to a minimum of 25% or up to a maximum of 100%, although the operation of the formula (as described below) is expected to result in an average net equity exposure over long-term periods of approximately 60%-65%. The Portfolio’s net equity exposure is primarily adjusted through the use of derivative instruments, such as stock index futures and stock index options, as the allocation among Underlying Portfolios in the Fund-of-Funds Component is expected to remain fairly stable. For example, when the market is in a state of higher volatility, the Subadviser may decrease the Portfolio’s net equity exposure by taking a short position in derivative instruments. A short sale involves the sale by the Portfolio of a security or instrument it does not own with the expectation of purchasing the same security or instrument at a later date at a lower price. The operation of the Overlay Component may therefore expose the Portfolio to leverage. Because derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets in the Overlay Component will be invested in a variety of fixed income securities.

The Subadviser will manage the Portfolio’s net equity exposure pursuant to a formula provided by the Adviser and developed by affiliated insurance companies of the Adviser. The formula is based on equity market measures of S&P 500 Index volatility, and is intended to provide guidance to the Subadviser with respect to the allocation of the Overlay Component’s assets among general categories. The Subadviser is responsible for determining in which securities or derivative instruments to invest and for making the Overlay Component investments for the Portfolio. As estimated equity market volatility decreases or increases, the Subadviser will adjust the Portfolio’s net equity exposure up or down in an effort to maintain a relatively stable exposure to equity market volatility over time, subject to the minimum and maximum net equity exposure ranges listed above. No assurance can be made that such adjustment will have the intended effect. The formula used by the Subadviser may change over time based on proposals by the affiliated insurance companies. Any changes to the formula proposed by the affiliated insurance companies will be implemented only if they are approved by the Adviser and the Portfolio’s Board of Trustees (the “Board”), including a majority of the Independent Trustees.

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PORTFOLIO SUMMARY: SUNAMERICA DYNAMIC ALLOCATION PORTFOLIO

The Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure. If the Subadviser increases the Portfolio’s net equity exposure and equity markets decline, the Portfolio may underperform traditional or static allocation funds. Likewise, if the Subadviser reduces the Portfolio’s net equity exposure and equity markets rise, the Portfolio may also underperform traditional or static allocation funds.

In addition to managing the Portfolio’s overall net equity exposure as described above, the Subadviser will, within established guidelines, manage the Overlay Component in an attempt to generate income, manage Portfolio cash flows and liquidity needs, and manage collateral for the derivative instruments. The Subadviser will manage the fixed income investments of the Overlay Component by investing in securities rated investment grade or higher by a nationally recognized statistical ratings organization, or, if unrated, determined by the Subadviser to be of comparable quality. At least 50% of the Overlay Component’s fixed income investments will be invested in U.S. Government securities, cash, repurchase agreements, and money market securities. A portion of the Overlay Component may be held in short-term investments as needed, in order to manage daily cash flows to or from the Portfolio or to serve as collateral. The Subadviser may also invest the Overlay Component in derivative instruments to generate income and manage Portfolio cash flows and liquidity needs.

The following chart sets forth the target allocations of the Portfolio set by SAAMCo on [January 31, 2016], to equity and fixed income Underlying Portfolios and securities. These target allocations represent SAAMCo’s current goal for the allocation of the Portfolio’s assets and do not take into account any change in net equity exposure from use of derivatives in the Overlay Component. The Portfolio’s actual allocations could vary substantially from the target allocations due to both market valuation changes and the Subadviser’s management of the Overlay Component in response to volatility changes.

Asset Class	% of Total Portfolio
Equity	[56.0	]%

U.S. Large Cap	[36.0	]%
U.S. Small and Mid-Cap	[8.0	]%
Foreign Equity	[12.0	]%
Fixed Income	[44.0	]%

U.S. Investment Grade	[43.25	]%
U.S. High Yield	[0.60	]%
Foreign Fixed Income	[0.15	]%

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information About the Portfolio’s Investment Strategies and Investment Risks” and the Glossary in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its investment goals, which are not described here.

Market Risk.  Market risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio’s or an Underlying Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment adviser’s assessment of companies held in an Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s or an Underlying Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Derivatives Risk.  Derivatives risk is both a direct and indirect risk of investing in the Portfolio. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio or an Underlying Portfolio, the Portfolio or Underlying Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio or Underlying Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. By purchasing

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PORTFOLIO SUMMARY: SUNAMERICA DYNAMIC ALLOCATION PORTFOLIO

over-the-counter derivatives, the Portfolio or Underlying Portfolio is exposed to credit quality risk of the counterparty.

Counterparty Risk.  Counterparty risk is both a direct and indirect risk of investing in the Portfolio. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio or an Underlying Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio or an Underlying Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Risks of Leverage.  Leverage risk is a direct risk of investing in the Portfolio. Certain managed futures instruments, and some other derivatives the Portfolio buys involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Portfolio’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments.

Risk of Investing in Bonds.  This is both a direct and indirect risk of investing in the Portfolio. As with any fund that invests significantly in bonds, the value of an investment in the Portfolio or an Underlying Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Interest Rate Fluctuations Risk.  Interest rate risk is both a direct and indirect risk of investing in the Portfolio. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. In periods of very low short-term interest rates, the Portfolio’s or an Underlying Portfolio’s yield may become negative, which may result in a decline in the value of your investment. Interest rates have been historically low, so the Portfolio and the Underlying Portfolios face a heightened risk that interest rates may rise.

Credit Risk.  Credit risk is both a direct and indirect risk of investing in the Portfolio. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio or an Underlying Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.

Hedging Risk.  A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges by Underlying Portfolios, there is an additional risk, to the extent that these transactions create exposure to currencies in which an Underlying Portfolio’s securities are not denominated.

Short Sales Risk.  Short sale risk is both a direct and indirect risk of investing in the Portfolio. Short sales by the Portfolio or an Underlying Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

U.S. Government Obligations Risk.  This is both a direct and indirect risk of investing in the Portfolio. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Risk of Investing in Money Market Securities.  This is both a direct and indirect risk of investing in the Portfolio. An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

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Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Other principal direct risks of investing in the Portfolio include:

Dynamic Allocation Risk.  The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios and other direct investments in which it invests. The Portfolio is subject to the risk that the investment process that will determine the selection of the Underlying Portfolios and the volatility formula that will be used to determine the allocation and reallocation of the Portfolio’s assets among the various asset classes and instruments may not produce the desired result. The Portfolio is also subject to the risk that the Subadviser may be prevented from trading certain derivatives effectively or in a timely manner.

Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s net equity exposure may serve to reduce the risk from equity market volatility to the affiliated insurance companies and facilitate their ability to provide guaranteed benefits associated with certain Variable Contracts. While the interests of Portfolio shareholders and the affiliated insurance companies providing guaranteed benefits associated with the Variable Contracts are generally aligned, the affiliated insurance companies (and the Adviser by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure.

Investment Company Risk.  The risks of the Portfolio owning other investment companies, including the Underlying Portfolios, generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in these investments could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities held by other investment companies, including the Underlying Portfolios, purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in such securities. The other investment companies, including the Underlying Portfolios, also have fees that increase their costs versus owning the underlying securities directly.

Affiliated Portfolio Risk.  In managing the Portfolio that invests in Underlying Portfolios, the Adviser will have the authority to select and substitute the Underlying Portfolios. The Adviser may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the

Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Adviser also is responsible for managing and administering the Underlying Portfolios.

Other indirect principal risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, an Underlying Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

“Passively Managed” Strategy Risk.  An Underlying Portfolio following a passively managed strategy will not deviate from its investment strategy. In most cases, it will involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell securities in its portfolio and buy different securities for other reasons, even if there are adverse developments concerning a particular security, company or industry. There can be no assurance that the strategy will be successful.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect certain Underlying Portfolios.

Value Investing Risk.  The investment adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect, which will affect certain Underlying Portfolios.

Foreign Investment Risk.  Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

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PORTFOLIO SUMMARY: SUNAMERICA DYNAMIC ALLOCATION PORTFOLIO

Credit Quality Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than investment grade bonds.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and an Underlying Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index, the Barclays U.S. Aggregate Bond Index, and a Blended Index. The Blended Index consists of 40% Barclays U.S. Aggregate Bond Index and 60% S&P 500® Index. Class 1 shares do not have a performance history as of the date of this Prospectus. As a result, the Bar Chart and Table give you a picture of the long-term performance for Class 3 shares of the Portfolio, which are not offered in this Prospectus. The performance of Class 1 shares would be substantially similar to Class 3 shares and differ only to the extent that Class 1 shares and Class 3 shares have different expenses. Fees and expenses incurred at the contract level are not reflected in the Bar Chart or Table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 3 Shares)

During the period shown in the bar chart, the highest return for a quarter was [    ]% (quarter ended [        ]) and the lowest return for a quarter was [    ]% (quarter ended [        ]). The year to date calendar return as of [                    ] was [    ]%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year		5 Years	10 Years	Since Inception 01/23/2012
Class 3 Shares	[	]%	N/A	N/A	[	]%
S&P 500® Index	[	]%	N/A	N/A	[	]%
Barclays U.S. Aggregate Bond Index	[	]%	N/A	N/A	[	]%
Blended Index	[	]%	N/A	N/A	[	]%

Investment Adviser

The Portfolio’s investment adviser is SAAMCo. SAAMCo also manages the Fund-of-Funds Component of the Portfolio. The Overlay Component of the Portfolio is subadvised by AllianceBernstein.

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PORTFOLIO SUMMARY: SUNAMERICA DYNAMIC ALLOCATION PORTFOLIO

Portfolio Managers

Name	Portfolio Manager of the Fund-of-Funds Component of the Portfolio Since	Title
SAAMCo
Douglas Loeffler, CFA	2015	Senior Portfolio Manager

Name	Portfolio Managers of the Overlay Component of the Portfolio Since	Title
AllianceBernstein L.P.
Judith A. DeVivo	2012	Senior Portfolio Manager - Index Strategies
Joshua Lisser	2012	Chief Investment Officer- Index Strategies
Ben Sklar	2012	Portfolio Manager - Index Strategies
Geoff Tomlinson	2012	Portfolio Analyst -Index Strategies

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IMPORTANT ADDITIONAL INFORMATION

Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums.

Tax Information

The Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however, you may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from such tax deferred arrangements. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES AND INVESTMENT RISKS

In addition to the Portfolio’s principal investments discussed in the Portfolio Summary, the Portfolio may from time-to-time purchase Underlying Portfolios that invest in additional securities and utilize various investment techniques. Descriptions of these investments and risks are included in the “Glossary” section under “Investment Terminology” and “Risk Terminology.” In addition to the securities and techniques described herein, there are other securities and investment techniques in which the Portfolio may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are described in the Trust’s Statement of Additional Information, which you may obtain free of charge (see back cover).

From time to time, the Portfolio may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on the Portfolio’s investments in money market securities for temporary defensive purposes. If the Portfolio takes such a temporary defensive position, it may not achieve its investment goals.

Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in the Portfolio through one of the Variable Contracts. Percentage limitations may be calculated based on the Portfolio’s total or net assets. “Total assets” means net assets plus liabilities (e.g., borrowings). If not specified as net assets, the percentage is calculated based on total assets.

The principal investment goals and strategies for the Portfolio are non-fundamental and may be changed by the Board without shareholder approval. Shareholders will be given at least 60 days’ written notice in advance of any change to the Portfolio’s investment goals.

Understanding the Portfolio

The Portfolio’s design is based on well-established principles of asset allocation and diversification, combined with an overlay strategy designed to adjust the Portfolio’s net equity exposure to maintain a relatively constant exposure to equity market volatility over time. The Portfolio has two separate components: the Fund-of-Funds Component and the Overlay Component.

The Fund-of-Funds Component (70%-90%)

The Portfolio’s Fund-of-Funds Component will invest substantially all of its assets in Underlying Portfolios that are portfolios of the Underlying Trusts.

SAAMCo establishes a target allocation between the two broad asset classes (equity and fixed income) within a range of 50% to 80% of the Fund-of-Funds Component’s assets allocated to Underlying Portfolios that invest primarily in equities and 20% to 50% of its assets to fixed income securities or instruments through Underlying Portfolios and direct investments. SAAMCo has hired Wilshire, a consultant, to provide statistical analysis and portfolio modeling to the Adviser with respect to the Portfolio’s asset allocations and weightings to the Underlying Portfolios. Wilshire does not have any advisory authority with regard to the Portfolio and does not affect portfolio transactions. SAAMCo, not the Portfolio, pays Wilshire.

SAAMCo considers a variety of factors, including the relationships between the various asset classes and their long-term outlook for risk and return characteristics, to determine the target allocations between the following asset classes: large cap, mid cap, small cap, foreign equity, and fixed income securities. In selecting the Underlying Portfolios through which to achieve the asset allocation targets, SAAMCo considers, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes, historic performance, expenses, investment teams, reputation of the subadvisers, and any diversification benefit to the overall Portfolio’s holdings. The Fund-of-Funds Component is designed to include allocations to Underlying Portfolios that vary with respect to subadvisers, investment process, and investment style (such as deep value versus relative value), and in some cases may include passively-managed components.

SAAMCo may add new Underlying Portfolios, replace existing Underlying Portfolios or change the Portfolio’s asset allocation among the Underlying Portfolios, without notice to investors, depending upon, among other factors, changing market environment, changes to target asset allocations, changes to the investment personnel, investment process, performance or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a better diversification benefit to the Portfolio. If a new Underlying Portfolio is selected or the allocation to an existing Underlying Portfolio is adjusted by SAAMCo, a corresponding shift of allocations among the remaining Underlying Portfolios generally will result. While the Portfolio retains the ability to invest in an Underlying Portfolio that holds only money market securities, it does not anticipate doing so due to the amount

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES AND INVESTMENT RISKS

of cash and other liquidity available within the Underlying Portfolios. The Portfolio may use daily cash flows to maintain the Underlying Portfolios’ weights near the target or to change target allocations. In some cases, sales and purchases of Underlying Portfolios may be used to move Underlying Portfolio weights towards the target more quickly. Sales and purchases of Underlying Portfolios by the Portfolio may lead to increased portfolio turnover within the Underlying Portfolios. In the event of such redemptions or investments, the Underlying Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous for the Underlying Portfolio to do so.

Appendix A to this Prospectus lists the Underlying Portfolios in which the Portfolio may invest its assets, as of the date of this Prospectus, along with their investment goal and principal strategies, risks and investment techniques. SAAMCo may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for the Portfolio at any time without prior notice to shareholders. In addition, the investment goal and principal strategies, risks and investment techniques of the Underlying Portfolios held by the Portfolio may change over time. Additional information regarding the Underlying Portfolios is included in the summary prospectuses and statutory prospectuses, dated [May 1, 2016] for those portfolios of the Trust and Anchor Series Trust, and dated [July 29, 2015] for those portfolios of the Seasons Series Trust. Copies of the summary prospectuses and statutory prospectuses may be obtained free of charge by calling or writing the Underlying Trusts at the telephone number or address on the back cover page of this Prospectus.

The Portfolio may invest in any or all of the Underlying Portfolios, but will not normally invest in every Underlying Portfolio at any particular time. There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolio. SAAMCo may take into account these capacity considerations when allocating investments among the Underlying Portfolios. In some instances, SAAMCo may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting the Portfolio’s opportunity to invest in the Underlying Portfolio.

Although the Fund-of-Funds Component’s investments in the Underlying Portfolios attempt to achieve the target allocation to equity and fixed income Underlying Portfolios, as set forth in the Portfolio Summary, the actual allocations may be different from the target. Actual allocations may differ from target allocations due to, among other things, changes to the Underlying Portfolios’ asset values due to market movements or because of a recent change in the target allocation. Portfolio cash flows may be used to for maintain or move Underlying Portfolios towards the target allocation, although SAAMCo may, from time to time, rebalance allocations to correspond to the target allocations through either purchases and sales of Underlying Portfolios or through allocating Portfolio cash flows below or above the target allocations. When SAAMCo rebalances the Underlying Portfolios to its target allocation (whether through cash flow allocations or purchases or sales), it does so based on the most recent value of the Underlying Portfolios, which may be higher or lower than the value on the date of purchase.

The Fund-of-Funds Component seeks capital appreciation primarily through its investments in Underlying Portfolios that invest in equity securities. These investments may include Underlying Portfolios that invest in equity securities of both U.S. and non-U.S. companies of all market capitalizations, but are expected to include to a lesser extent Underlying Portfolios that invest primarily in small- and mid-cap U.S. companies and foreign companies. The Portfolio normally does not expect to have more than 25% of its total assets allocated to Underlying Portfolios investing primarily in foreign securities, and no more than 5% of its total assets to Underlying Portfolios investing primarily in emerging markets. The Fund-of-Funds Component seeks to achieve current income through its investments in Underlying Portfolios that primarily invest in fixed income securities, including both U.S. and foreign investment grade securities, but no more than 5% of the Portfolio’s total assets are expected to be invested in Underlying Portfolios investing primarily in high-yield, high-risk bonds (commonly known as “junk bonds”). Please note that the Acquired Fund Fees and Expenses of the Underlying Portfolios, as set forth in the Portfolio Summary, could change as the Underlying Portfolios’ asset values change or through the addition or deletion of Underlying Portfolios. Because of the costs incurred by the Portfolio in connection with its investment in the Underlying Portfolios, the costs of investing in the Underlying Portfolios through the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios’ expenses as well as the Portfolio’s own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses. Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by SAAMCo or the services of the Subadviser in connection with the Overlay Component. In addition, not all of the Underlying Portfolios are offered in insurance products that are currently available to new contract owners.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES AND INVESTMENT RISKS

The Overlay Component (10%-30%)

The Overlay Component comprises the remaining 10% to 30% of the Portfolio’s total assets. The Overlay Component will invest in fixed income securities to generate current income and to serve as collateral for derivatives transactions. The Overlay Component will also invest in short-term investments to manage the overall Portfolio’s daily cash flows and liquidity needs and to serve as collateral for derivative transactions. The Overlay Component may also increase or reduce the Portfolio’s net equity exposure through stock index futures, stock index options, options on stock index futures, and stock index swaps (“Stock Index Instruments”). If the Subadviser determines that the Stock Index Instruments are not being accurately priced by the market in relation to the price of the actual stocks in the S&P 500 Index, the Subadviser may invest in stock positions directly to emulate the index until such time as the Stock Index Instruments’ valuations return to fair value.

The Portfolio’s investment in derivative instruments will be used to increase or decrease the Portfolio’s overall net equity exposure, and therefore, its volatility and return potential. High levels of volatility may result from rapid and dramatic price swings. Through the use of derivative instruments, the Subadviser may adjust the Portfolio’s net equity exposure down to a minimum of 25% or up to a maximum of 100%, although the operation of the formula is expected to result in an average net equity exposure over long-term periods of approximately 60%-65%. For example, when the market is in a state of higher volatility, the Subadviser may decrease the Portfolio’s net equity exposure by taking a short position in derivative instruments. The use of derivatives in this manner may expose the Portfolio to leverage when the Portfolio’s index futures position is larger than the collateral backing it. Trading in the Overlay Component will be managed in accordance with established guidelines in an attempt to maintain a relatively stable exposure to equity market volatility over time, subject to minimum and maximum net equity exposure ranges.

The Subadviser will manage the Portfolio’s net equity exposure using a formula provided by the Adviser and developed by affiliated insurance companies of the Adviser. The formula is based on equity market measures of S&P 500 Index volatility, and is intended to provide guidance to the Subadviser with respect to the allocation of the Overlay Component’s assets among general categories. The Subadviser is responsible for determining in which securities or derivative instruments to invest and for making the Overlay Component investments for the Portfolio. Adjusting the Portfolio’s equity exposure when equity market volatility increases or decreases is intended to stabilize the Portfolio’s volatility related to equity markets, although no assurance can be made that such adjustment will have the intended effect. The formula used by the Subadviser may change over time based on proposals by the affiliated insurance companies. Any changes to the formula proposed by the affiliated insurance companies will be implemented only if they are approved by the Adviser and the Portfolio’s Board, including a majority of the Independent Trustees.

The Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure. If the Subadviser increases the Portfolio’s net equity exposure and equity markets decline, the Portfolio may underperform traditional or static allocation funds. Likewise, if the Subadviser reduces the Portfolio’s net equity exposure and equity markets rise, the Portfolio may also underperform traditional or static allocation funds.

In addition to managing the Portfolio’s net equity exposure as described above, the Subadviser will, within established guidelines, manage the Overlay Component in an attempt to generate income, manage Portfolio cash flows and liquidity needs, and manage collateral for the derivative instruments. The Subadviser will manage the fixed income investments of the Overlay Component by investing only in securities rated investment grade or higher by a nationally recognized statistical rating organization, or, if unrated, determined by the Subadviser to be of comparable quality. A portion of the Overlay Component may be held in short-term investments as needed, in order to manage daily cash flows to or from the Portfolio or to serve as collateral.

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Investment Terminology

Capital appreciation/growth is an increase in the market value of securities held.

Defensive investments include high quality fixed income securities, repurchase agreements and other money market instruments. The Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When the Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Portfolio may not achieve its investment goals.

A derivative is a financial instrument, such as an option or futures contract, whose value is based on the performance of an underlying asset or an external benchmark, such as the price of a specified security or index.

An “emerging market” country is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of “Foreign securities” for additional information.

Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

•	Market capitalization represents the total market value of the outstanding securities of a corporation. See separate definition for “Market capitalization ranges.”

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

•	Agency discount notes are high credit quality, short-term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

•	Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•	An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are Standard & Poor’s (“S&P”) and Moody’s Investor Service, Inc. (“Moody’s”). Investment grade refers to any security rated “BBB-” or above by S&P or Fitch Ratings (“Fitch”), or “Baa3” or above by Moody’s, or if unrated, determined to be of comparable quality by the subadviser.

•	A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•	Mortgage-related and other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property.

•

Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be

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affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

•	Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

•	U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are generally considered to be of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

•	Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind (“PIK”) bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies, American Depositary Receipts or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts and Global Depositary Receipts. An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by adviser or subadviser. Foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

A “Growth” philosophy is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

“High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default.

Income is interest payments from bonds or dividends from stocks.

Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Underlying Portfolios and the indices described below change over time. An Underlying Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to all Underlying Portfolios, except as noted on an Underlying Portfolio’s prospectus:

•	Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on [May 31, 2015], the market capitalization range of the companies in the Index was approximately [$2.2 billion to $545.2billion].

•	Mid-Cap companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on [May 31, 2015], the market capitalization range of the companies in the Index was [$2.2 billion to $27.1 billion].

•	Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on [May 31, 2015], the market capitalization range of the companies in the Index was [$169 million to $4 billion].

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“Net assets” when referred to under “Investment Goals and Principal Strategies” for the Portfolio takes into account borrowings for investment purposes.

Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. The Portfolio may purchase listed options on various indices in which it may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. The Portfolio may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. When the Portfolio purchases an over-the-counter swaption, it increases its credit risk exposure to the counterparty.

Registered investment companies are investments by the Portfolio in other investment companies which are registered in accordance with the federal securities laws.

Short sales involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions, the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is “against the box” to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

Short-term investments include money market securities such as short-term U.S. Government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide the Portfolio with sufficient liquidity to meet redemptions and cover expenses.

A “Value” philosophy is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

Yield is the annual dollar income received on an investment expressed as a percentage of the current or average price.

Risk Terminology

Affiliated Portfolio Risk – In managing the portion of the Portfolio that invests in Underlying Portfolios, the Adviser will have the authority to select and substitute the Underlying Portfolios. The Adviser may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Adviser also is responsible for managing and administering the Underlying Portfolios.

Counterparty Risk – Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.

Credit Quality Risk – The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue Junk Bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Derivatives Risk – A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors,

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etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

The Portfolio is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, the Portfolio must set aside liquid assets (referred to sometimes as “asset segregation”), or engage in other measures, while the derivatives instruments are held. Generally, under current law, the Portfolio must set aside liquid assets equal to the full notional value for derivative contracts that are not contractually required to “cash-settle.” For derivative contracts that are contractually required to cash-settle, the Portfolio only needs to set aside liquid assets in an amount equal to the Portfolio’s daily marked-to-market net obligation rather than the contract’s full notional value. The Portfolio reserves the right to alter its asset segregation policies in the future to comply with changes in the law or interpretations thereunder.

Dynamic Allocation Risk – The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the investment process that will determine the selection of the Underlying Portfolios and the volatility formula that the Subadviser will use to determine the allocation and reallocation of the Portfolio’s assets among the various asset classes and instruments may not produce the desired result. The Portfolio is also subject to the risk that the Subadviser may be prevented from trading certain derivatives effectively or in a timely manner.

Foreign Investment Risk - Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Growth Stock Risk – Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Hedging Risk – A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Interest Rate Fluctuations Risk – Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. . Interest rates have been historically low, so the Portfolio and the Underlying Portfolios face a heightened risk that interest rates may rise.

Investment Company Risk – The risks of the Portfolio owning other investment companies, including the Underlying Portfolios, generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in these investments could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities held by the other investment companies purchased or sold by the Portfolio could result in losses on the Portfolio’s

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investment in such securities. Other investment companies also have fees that increase their costs versus owning the underlying securities directly.

Issuer Risk - The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Large-Cap Companies Risk – Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Market Risk – The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser’s or Subadviser’s assessment of investments held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Mortgage- and Asset-Backed Securities Risk – Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

“Passively Managed” Strategy Risk – An Underlying Portfolio following a passively managed strategy will not deviate from its investment strategy. In most cases, it will involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index.

Such a Portfolio will not sell securities in its portfolio and buy different securities for other reasons, even if there are adverse developments concerning a particular security, company or industry. There can be no assurance that the strategy will be successful.

Risk of Conflict with Insurance Company Interests – Managing the Portfolio’s net equity exposure may serve to reduce the risk from equity market volatility to the affiliated insurance companies and facilitate their ability to provide guaranteed benefits associated with certain Variable Contracts. While the interests of Portfolio shareholders and the affiliated insurance companies providing guaranteed benefits associated with the Variable Contracts are generally aligned, the affiliated insurance companies (and the Adviser by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure.

Risks of Investing in Bonds – As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Money Market Securities – Because the Portfolio invests in high-quality short-term obligations (“money market securities”), it may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Risks of Leverage – Certain managed futures instruments, and some other derivatives the Portfolio buys involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Portfolio’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments.

16	SunAmerica Series Trust

GLOSSARY

Short Sales Risk – Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

Small and Medium Sized Companies Risk – Companies with smaller market capitalization (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolio determines relative market capitalizations using U.S. standards. Accordingly, the Portfolio’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S.

Government and generally considered to have minimal credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Tax Risk – The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain, to suspend or eliminate holding periods of positions, and/or to defer realized losses, potentially increasing the amount of taxable distributions, and of ordinary income distributions in particular. The Portfolio’s use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Portfolio’s taxable income or gains and distributions to shareholders.

Value Investing Risk – The investment adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

About the Indices

The Barclays U.S. Aggregate Bond Index combines several fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

17	SunAmerica Series Trust

MANAGEMENT

Information about the

Investment Adviser and Manager

SAAMCo serves as investment adviser for the Portfolio. SAAMCo manages the day-to-day investments for the Fund-of-Funds Component, oversees the Subadviser’s management of the Overlay Component, provides various administrative services and supervises the daily business affairs of the Portfolio. SAAMCo is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $71.3 billion as of January 31, 2016. SAAMCo is a wholly-owned subsidiary of American General Life Insurance Company, and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for new or existing portfolios, change the terms of particular agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any subadviser changes. Affiliated subadvisers selected and approved by the Board are subject to shareholder approval.

Shareholders have the right to terminate an agreement with a subadviser for the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio.

A discussion regarding the basis for the Board’s approval of the investment advisory and subadvisory agreements for the Portfolio is available in the Trust’s Annual Report to shareholders for the period ended [January 31, 2016].

In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Series Trust, Seasons Series Trust, SunAmerica Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Specialty Series, VALIC Company I and VALIC Company II.

Management Fee. For the fiscal year ended January 31, 2016, as compensation for its services in managing the Portfolio, SAAMCo received a monthly fee, before any advisory fee waivers, at an annual rate equal to 0.21% of the Portfolio’s average daily net assets.

Acquired Fund Fees And Expenses. Acquired fund fees and expenses include fees and expenses incurred indirectly by the Portfolio as a result of its investment in shares of the

Underlying Portfolios. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and any changes in the annualized expenses of, the Underlying Portfolios.

Information about the Investment Adviser’s Management of the Fund-of-Funds Component of the Portfolio

SAAMCo is responsible for making the day-to-day investment decisions for the Fund-of-Funds Component of the Portfolio.

The Statement of Additional Information provides information regarding the portfolio manager listed below, including other accounts he manages, his ownership interest in the Portfolio, and the structure and method used by the Adviser to determine his compensation.

The Fund-of-Funds Component of the Portfolio is managed by Douglas Loeffler, CFA. Mr. Loeffler joined American International Group, Inc. (“AIG”) in 2007 as Vice President of the Investment Product Management Group, based in Woodland Hills, California. In this role Mr. Loeffler led the manager review and oversight for affiliated variable annuity portfolios advised by SAAMCo, in addition to being responsible for AIG Variable Annuity’s separate account investments. In 2015, Mr. Loeffler became Senior Portfolio Manager for the Portfolio’s Fund-of-Funds Component.

Information about the Subadviser

The Subadviser is responsible for managing the Overlay Component of the Portfolio. The portfolio managers who have primary responsibility for the day-to-day management of the Overlay Component of the Portfolio are set forth herein. The management team’s members share responsibility in making investment decisions on behalf of the Portfolio and no team member is limited in his/her role with respect to the management team.

SAAMCo compensates the Subadviser out of the advisory fees that it receives from the Portfolio. SAAMCo may terminate the agreement with the Subadviser without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Subadviser to determine their compensation.

AllianceBernstein L.P. (AllianceBernstein) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high

18	SunAmerica Series Trust

MANAGEMENT

net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of January 31, 2016, AllianceBernstein had approximately $[    ] billion in assets under management.

The Portfolio is managed by Judith A. DeVivo, Joshua Lisser, Ben Sklar and Geoff Tomlinson. Ms. DeVivo joined AllianceBernstein in 1971 and is currently Senior Vice President and Senior Portfolio Manager of Index Strategies. Mr. Lisser joined AllianceBernstein in 1992 and is currently Chief Investment Officer of Index Strategies and a member of the Core/Blend Services investment team. Mr. Sklar joined AllianceBernstein in 2006 and is currently a Portfolio Manager of Index Strategies. Mr. Tomlinson joined AllianceBernstein in 2005 and is currently Portfolio Analyst for the Index Strategies group.

Information about the Distributor

AIG Capital Services, Inc. (formerly, SunAmerica Capital Services, Inc.) (the “Distributor”) distributes the Portfolio’s shares and incurs the expenses of distributing the Portfolio’s shares under a Distribution Agreement with respect to the Portfolio, none of which are reimbursed by or paid for by the Portfolio. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Custodian, Transfer and

Dividend Paying Agent

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust’s assets. VALIC Retirement Services Company is the Trust’s Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

19	SunAmerica Series Trust

ACCOUNT INFORMATION

Shares of the Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SAAMCo, the Trust’s investment adviser and manager. The term “Manager” as used in this Prospectus means either SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. If you would like to invest in the Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. This Portfolio offers only Class 1 and Class 3 shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all portfolios are available to all contract owners.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

Transaction Policies

Valuation of shares. The net asset value per share (“NAV”) for the Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of the Portfolio by the number of the Portfolio’s outstanding shares.

Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable.

Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically approved and revised by the Board. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Investments in registered investment companies that do not trade on an exchange are valued at the end of the day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, the Portfolio will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the securities. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange.

The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Because Class 3 shares are subject to service fees, while Class 1 shares are not, the NAV of the Class 3 shares will generally be lower than the NAV of the Class 1 shares of the Portfolio.

The Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of the Portfolio’s securities may change on days when the Trust is not open for purchases or redemptions.

Buy and sell prices. The Separate Accounts buy and sell shares of the Portfolio at NAV, without any sales or other charges.

20	SunAmerica Series Trust

ACCOUNT INFORMATION

Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern Time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

If trading is halted or restricted on the NYSE or under other emergency conditions described in the 1940 Act, the Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer.

Frequent Purchases and

Redemptions of Shares

The Portfolio, which is offered only through Variable Contracts, is intended for long-term investment and not as a frequent or short-term trading (“market timing”) vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolio.

The Board has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of the Portfolio’s performance or its participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolio. In addition, market timing may increase the Portfolio’s expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since the Portfolio invests in Underlying Portfolios that may invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), it may be particularly vulnerable to market timing.

Market timing in the Portfolio, which invests in Underlying Portfolios that may invest significantly in foreign securities, may occur because of time zone differences between the foreign markets on which the Underlying Portfolios’ international portfolio securities trade and the time as of which the Portfolio’s NAV is calculated. Market timing in an Underlying Portfolio investing significantly in junk bonds may occur if market prices are not readily available for the Underlying

Portfolio’s junk bond holdings. Market timers may purchase shares of an Underlying Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s NAV, or if they believe market prices for junk bonds are not accurately reflected by an Underlying Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies – Valuation of Shares”).

Shares of the Portfolio are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolio and Underlying Portfolios must rely on the Separate Accounts to both monitor market timing within the Portfolio and Underlying Portfolios and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above.

The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolio. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolio and any fees that may apply.

21	SunAmerica Series Trust

ACCOUNT INFORMATION

Payments in Connection with Distribution

Certain life insurance companies affiliated with SAAMCo receive revenue sharing payments from SAAMCo and certain subadvisers in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolio, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolio or from investment management fees received by the Adviser or subadvisers.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolio’s securities are described in the Statement of Additional Information.

Dividend Policies and Taxes

Distributions. The Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net investment income and net realized gains, if any, are paid annually.

Distribution Reinvestments. The dividends and distributions will be reinvested automatically in additional shares of the Portfolio. The per share dividends on Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the Portfolio as a result of the fact that Class 3 shares are subject to service fees, while Class 1 shares are not.

Taxability of the Portfolio. The Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as the Portfolio is qualified as a regulated investment company, it will not be subject to U.S. federal income tax on the earnings that it distributes to its shareholders.

The Portfolio receives dividend income from U.S. sources and will annually report certain amounts of its dividends paid as eligible for the dividends received deduction. If the Portfolio incurs foreign taxes, it will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolio. The benefits to the life insurance companies will not be passed to you or the Portfolio.

The Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If the Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Variable Contracts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for U.S. federal income tax purposes, and income and gains earned inside the Variable Contracts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified in the future.

22	SunAmerica Series Trust

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for the Portfolio are intended to help you understand the Portfolio’s financial performance since inception. Since Class 1 shares of the Portfolio have no performance history, the financial information in the Financial Highlights tables below shows the Portfolio’s financial performance for the periods indicated for Class 3 shares of the Portfolio. Although Class 3 shares are not offered in this Prospectus, Class 3 shares would have substantially similar performance to the Class 1 shares offered in this Prospectus because Class 3 shares and Class 1 shares are invested in the same portfolio of securities and performance would differ only to the extent that Class 3 shares and Class 1 shares do not have the same expenses. The actual return of Class 1 shares would have been higher than that of Class 3 shares because Class 1 shares have lower expenses than Class 3 shares. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by [                    ], whose report, along with the Portfolio’s financial statements, is included in the Trust’s Annual Report to shareholders, which is available upon request.

[FINANCIAL HIGHLIGHTS]

23	SunAmerica Series Trust

APPENDIX A

ANCHOR SERIES TRUST

Portfolio	Investment Goal	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Capital Appreciation Portfolio	Long-term capital appreciation	Growth

• Equity securities risk

• Foreign investment risk

• Market risk

• Management risk

• Growth stocks risk

• Large-cap companies risk

• Small and medium-sized company risk

• Depositary receipts risk

• Issuer risk

• Active trading risk

Invests in growth equity securities of large, mid- and small-cap companies across a wide range of industries and companies. The Portfolio may also invest in foreign equity securities, including depositary receipts (up to 30% of total assets).
Government and Quality Bond Portfolio	Relatively high current income, liquidity and security of principal	U.S. government obligations; Fixed income	• U.S. government securities risk • Mortgage- and asset-backed securities risk • Fixed income securities risk • Credit risk • Management risk • Market risk • Issuer risk • Active trading risk	Invests, under normal circumstances, at least 80% of net assets in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in high quality corporate fixed income securities.
Growth and Income Portfolio	Long-term capital appreciation and high current income	Growth	• Equity securities risk • Market risk • Large-cap companies risk • Medium-sized companies risk • Management risk • Quantitative investing risk • Issuer risk	Invests principally in equity securities of large and mid-cap companies. The Portfolio may also invest in foreign equity securities (up to 20% of total assets), convertible securities (up to 20% of total assets) and equity securities of small-cap companies.
Growth Portfolio	Capital appreciation	Growth

• Equity securities risk

• Market risk

• Large-cap companies risk

• Small and medium sized companies risk

• Management risk

• Foreign investment risk

• Depositary receipts risk

• Issuer risk

• Active trading risk

Invests in common stocks of companies that are widely diversified by industry and company. The Portfolio may invest in companies of any size, including small and medium-sized companies, and may invest up to 25% of its total assets in foreign equity securities, including depositary receipts.
Natural Resources Portfolio	Total return in excess of the U.S. rate of inflation	Value

• Natural resources risk

• Equity securities risk

• Value stocks risk

• Preferred stock risk

• Market risk

• Management risk

• Foreign investment risk

• Emerging market risk

• Large-cap companies risk

• Small and medium-sized company risk

• Issuer risk

Under normal market circumstances, at least 80% of net assets are invested in securities related to natural resources, such as energy, metals, mining and forest products. The Portfolio will principally invest in equity securities of large, mid- and small-cap companies, and in foreign equity securities.

24	SunAmerica Series Trust

SEASONS SERIES TRUST

Portfolio	Investment Goal	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Diversified Fixed Income Portfolio	Relatively high current income and secondarily capital appreciation	Fixed income

• Risk of investing in bonds

• Interest rate fluctuations risk

• Risk of investing in junk bonds

• Credit risk

• Derivatives risk

• Foreign investment risk

• U.S. government obligations risk

• Foreign soverign debt risk

• Mortgage- and asset-backed securities risk

• Securities selection risk

• Indexing risk

• Affiliated fund rebalancing risk

• Active management risk

• Market risk

Invests, under normal circumstances, at least 80% of net assets in fixed income securities, including U.S. and foreign government securities, asset- and mortgage-backed securities, investment-grade debt securities, and lower-rated fixed income securities, or junk bonds (up to 20% of net assets).
SA Columbia Focused Growth Portfolio (formerly, Focus Growth Portfolio)	Long-term growth of capital	Growth

• Equity securities risk

• Market risk

• Growth stock risk

• Large-capitilzation companies risk

• Depositary receipts risk

• Sector risk

• Focused portfolio risk

• Foreign investment risk

• Affiliated fund rebalancing risk

• Issuer risk

• Management risk

• Active trading risk

The Portfolio invests in equity securities selected on the basis of growth criteria. The Portfolio invests primarily in common stocks of large-cap companies. The Portfolio will generally hold between 25 to 35 securities.
SA Columbia Focused Value Portfolio (formerly, Focus Value Portfolio)	Long-term growth of capital	Value

• Equity securities risk

• Large-capitalization companies risk

• Focused portfolio risk

• Sector risk

• Affiliated fund rebalancing risk

• Value investing risk

• Management risk

• Market risk

• Issuer risk

The Portfolio invests in equity securities selected on the basis of value criteria. The Portfolio invests primarily in equity securities of large-cap companies. The Portfolio will hold between 30 and 40 securities.
International Equity Portfolio	Long-term growth of capital	International	• Foreign investment risk • Emerging markets risk • Equity securities risk • Country, sector or industry focus risk	Invests, under normal circumstances, at least 80% of net assets in equity securities of issuers in at least three countries other than the United States. The Portfolio invests primarily in issuers located in developed countries, and invests primarily in large- capitalization companies.

25	SunAmerica Series Trust

Portfolio	Investment Goal	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques

• Currency volatility risk

• Large-capitalization companies risk

• Securities selection risk

• Hedging risk

• Indexing risk

• Small- and medium-capitalization risk

• Affiliated fund rebalancing risk

• Market risk

• Issuer risk

Large Cap Growth Portfolio	Long-term growth of capital	Growth

• Equity securities risk

• Large-capitalization companies risk

• Growth stock risk

• Securities selection risk

• Foreign investment risk

• Emerging markets risk

• Indexing risk

• Medium-capitalization companies risk

• Affiliated fund rebalancing risk

• Active management risk

• Market risk

• Issuer risk

Invests, under normal circumstances, at least 80% of net assets in equity securities of large companies selected through a growth strategy.
Large Cap Value Portfolio	Long-term growth of capital	Value

• Active management risk

• Equity securities risk

• Large-capitalization companies risk

• Value investing risk

• Securities selection risk

• Foreign investment risk

• Indexing risk

• Medium-capitalization companies risk

• Affiliated fund rebalancing risk

• Market risk

• Issuer risk

Invests, under normal circumstances, at least 80% of net assets in equity securities of large companies selected through a value strategy.
Mid Cap Growth Portfolio	Long-term growth of capital	Growth	• Active management risk • Equity securities risk • Medium-capitalization companies risk • Securities selection risk	Invests, under normal circumstances, at least 80% of net assets in equity securities of medium-capitalization companies selected through a growth strategy.

26	SunAmerica Series Trust

Portfolio	Investment Goal	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
• Growth stock risk • Foreign investment risk • Indexing risk Large-capitalization companies risk • Small-capitalization companies risk • Affiliated fund rebalancing risk • Market risk • Issuer risk
Mid Cap Value Portfolio	Long-term growth of capital	Value

• Equity securities risk

• Medium-capitalization companies risk

• Securities selection risk

• Value investing risk

• Foreign investment risk

• Indexing risk

• Large-capitalization companies risk

• Small-capitalization companies risk

• Real estate industry risks

• Active management risk

• Issuer risk

• Affiliated fund rebalancing risk

• Market risk

Invests, under normal circumstances, at least 80% of net assets in equity securities of medium-capitalization companies selected through a value strategy.
Real Return Portfolio	Total return that equals or exceeds the rate of inflation over the long term, consistent with prudent investment management	Inflation-adjusted debt securities including inflation-indexed bonds issued by the U.S. Treasury and inflation-indexed securities issued by other entities such as U.S. and foreign corporations and foreign governments fixed income securities

• Risks of investing in bonds

• Risks of investing in inflation-indexed securities

• Interest rate fluctuations risk

• U.S. government obligations risk

• Securities selection risk

• Foreign investment risk

• Foreign sovereign debt risk

• Derivatives risk

• Hedging risk

• Concentration risk

• Credit risk

• Affiliated fund rebalancing risk

• Active management risk

• Market risk

• Issuer risk

Invests, under normal circumstances, primarily in inflation-adjusted debt securities, including inflation-indexed bonds issued by the U.S. Treasury and inflation-indexed securities issued by other entities such as U.S. and foreign corporations and foreign governments.
Small Cap Portfolio	Long-term growth of capital	Equity securities of small-cap companies	• Equity securities risk • Small-capitalization companies risk	Invests, under normal circumstances, at least 80% of net assets in equity securities of small-cap companies.

27	SunAmerica Series Trust

Portfolio	Investment Goal	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
• Securities selection risk • Foreign investment risk • Issuer risk • Indexing risk • Affiliated fund rebalancing risk • Active management risk • Market risk
Stock Portfolio	Long-term capital appreciation, with a secondary objective of increasing dividend income	Common stocks	• Active management risk • Equity securities risk • Securities selection risk • Foreign investment risk • Market risk • Issuer risk • Affiliated fund rebalancing risk	Invests, under normal circumstances, at least 80% of net assets in common stocks

28	SunAmerica Series Trust

SUNAMERICA SERIES TRUST

Portfolio	Investment Goal	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
SA AB Growth Portfolio	Capital appreciation	Growth

• Equity securities risk

• Preferred stock risk

• Growth stock risk

• Small and medium sized companies risk

• Technology company risk

• Active trading risk

• Market risk

• Management risk

• Depositary receipts risk

• Issuer risk

• Affiliated fund rebalancing risk

Invests principally in equity securities of small and mid-capitalization U.S. companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, among other factors.
Blue Chip Growth Portfolio	Capital appreciation	Growth

• Equity securities risk

• Growth stock risk

• Large-cap companies risk

• Management risk

• Issuer risk

• Foreign investment risk

• Emerging markets risk

• Quantitative investing risk

• Active trading risk

• Market risk

• Affiliated fund rebalancing risk

Invests, under normal circumstances, at least 80% of net assets in common stocks that demonstrate the potential for capital appreciation, issued by large-cap companies.
Cash Management Portfolio	Current income consistent with liquidity and preservation of capital	Money market securities

• Risk of investing in money market securities

• Interest rate fluctuations risk

• U.S. government obligations risk

• Repurchase agreements risk

• Mortgage- and asset-backed securities risk

• Concentration risk

• Illiquidity risk

• Management risk

• Credit risk

• Call risk

• Issuer risk

• Affiliated fund rebalancing risk

Invests in a diversified selection of money market instruments. The Portfolio may invest in fixed income securities (consisting of U.S. treasury bills, agency discount notes, corporate debt instruments and asset-backed securities) and short-term investments (consisting of commercial paper, repurchase agreements and bank obligations), with fixed, floating or variable rates of interest.
Corporate Bond Portfolio	High total return with only moderate price risk	Fixed income

• Risk of investing in bonds

• Risk of investing in junk bonds

• Foreign investment risk

• Illiquidity risk

• Credit default swap risk

• Derivatives risk

• Leverage risk

• Hedging risk

• Market risk

• Counterparty risk

• Credit risk

• Call risk

• Issuer risk

• Interest rate fluctuations risk

• Management risk

• Loan participation and assignment risk

• When-issued and delayed delivery transactions risk

• Affiliated fund rebalancing risk

Invests, under normal market conditions, at least 80% of net assets in corporate bonds. The Portfolio invests primarily in investment grade fixed income securities, but may invest up to 35% of its assets in securities rated below investment grade, or “junk bonds.”

31	SunAmerica Series Trust

Portfolio	Investment Goal	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Emerging Markets Portfolio	Long-term capital appreciation	Growth; International

• Emerging markets risk

• Foreign investment risk

• Equity securities risk

• Growth stock risk

• Small and medium sized companies risk

• Depositary receipts risk

• Currency volatility risk

• Value investing risk

• Market risk

• Management risk

• Issuer risk

• Affiliated fund rebalancing risk

Invests at least 80% of net assets in common stocks, depositary receipts and other equity securities of companies that are believed to have above-average growth prospects in emerging markets outside the U.S. The Portfolio invests significantly in small-cap and mid-cap companies.
Equity Index Portfolio	Results that correspond with the performance of the stocks included in the Standard & Poor’s 500® Composite Stock Price Index	Common stocks included in the Standard & Poor’s 500® Composite Stock Price Index	• Equity securities risk • Failure to match index performance • “Passively managed” strategy risk • Derivatives risk • Market risk • Issuer risk • Affiliated fund rebalancing risk	Invests, under normal circumstances, at least 90% of net assets in common stocks included in the Standard & Poor’s 500® Composite Stock Price Index.
Foreign Value Portfolio	Long-term growth of capital	Value; International

• Foreign investment risk

• Emerging markets risk

• Equity securities risk

• Credit risk

• Risk of investing in bonds

• Illiquidity risk

• Value investing risk

• Country, sector or industry focus risk

• Large-cap companies risk

• Small- and medium-sized companies risk

• Currency volatility risk

• Foreign soverign debt risk

• Depositary receipts risk

• Issuer risk

• Management risk

• Market risk

• Affiliated fund rebalancing risk

Invests, under normal circumstances, at least 80% of net assets in equity and debt securities of companies and governments outside the U.S., including emerging markets. The Portfolio invests in companies across all market capitalization ranges, including mid- and small-cap companies.
Fundamental Growth Portfolio	Capital appreciation	Growth

• Equity securities risk

• Preferred stock risk

• Large-cap companies risk

• Sector risk

• Active trading risk

• Management risk

• Growth stock risk

• Small and medium sized companies risk

• Depositary receipts risk

• Issuer risk

• Market risk

• Affiliated fund rebalancing risk

Invests primarily in common and preferred stocks of U.S. companies. The Portfolio invests principally in equity securities of large-capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, among other factors.
Global Bond Portfolio	High total return, emphasizing current income and, to a lesser	Fixed income	• Active trading risk • Risk of investing in bonds • Interest rate fluctuations risk • Foreign investment risk	Invests, under normal circumstances, at least 80% of net assets in high quality fixed income securities of U.S. and foreign issuers. Fixed income securities in which the Portfolio may invest include U.S. and non-

29	SunAmerica Series Trust

Portfolio	Investment Goal	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
	extent, capital appreciation		• Emerging markets risk • Currency volatility risk • Credit quality risk	U.S. government securities, investment grade corporate bonds and mortgage- and asset-backed securities.

• Credit risk

• Non-diversification risk

• U.S. government obligations risk

• Call risk

• Management risk

• Market risk

• Foreign sovereign debt risk

• Mortgage- and asset-backed securities risk

• Non-hedging foreign currency trading risk

• Inverse floaters

• Country focus risk

• Illiquidity risk

• Issuer risk

• Sector risk

• Affiliated fund rebalancing risk

Global Equities Portfolio	Long-term growth of capital	Growth; Value

• Equity securities risk

• Large-cap companies risk

• Small and medium size companies risk

• Foreign investment risk

• Emerging markets risk

• Growth stock risk

• Value investing risk

• Active trading risk

• Issuer risk

• Management risk

• Market risk

• Currency volatility risk

• Issuer Risk

• Affiliated fund rebalancing risk

Invests primarily in common stocks, or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engaging in transactions in foreign currencies. Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities of any market capitalization range.
Growth- Income Portfolio	Growth of capital and income	Value	• Equity securities risk • Large-cap companies risk • Medium sized companies risk • Management risk • Value investing risk • Market risk • Issuer risk • Affiliated fund rebalancing risk	Invests primarily in common stocks of corporations (principally large-cap and mid-cap) that demonstrate the potential for appreciation and/or dividends, as well as stocks with favorable long-term fundamental characteristics.
Growth Opportunities Portfolio	Capital appreciation	Growth

• Equity securities risk

• Small companies risk

• Growth stock risk

• Foreign investment risk

• Emerging markets risk

• Management risk

• Active trading risk

• Real estate industry risk

• Market risk

• Issuer risk

• Affiliated fund rebalancing risk

Invests in equity securities that demonstrate the potential for capital appreciation, issued generally by small-cap companies and in other instruments that have economic characteristics similar to such securities.
High-Yield Bond Portfolio	High current income and, secondarily, capital appreciation	Fixed income	• Risk of investing in bonds • Risk of investing in junk bonds • Interest rate fluctuations risk • Credit quality risk • Loan risk • Foreign investment risk	Invests, under normal circumstances, at least 80% of its net assets in intermediate and long-term corporate obligations, emphasizing high-yield, high-risk fixed income securities (junk bonds) with a primary focus on “B” rated high-yield securities.

30	SunAmerica Series Trust

Portfolio	Investment Goal	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques

• U.S. government obligations risk

• Call risk

• Active trading risk

• Convertible securities risk

• Preferred stock risk

• Management risk

• Market risk

• Issuer risk

• Affiliated fund rebalancing risk

International Diversified Equities Portfolio	Long-term capital appreciation	International

• Foreign investment risk

• Emerging markets risk

• Equity securities risk

• Derivatives risk

• Forward currency contracts risk

• Convertible securities risk

• Small- and medium-sized companies risk

• Value investing risk

• Illiquidity risk

• Issuer risk

• Management risk

• Market risk

• Affiliated fund rebalancing risk

Invests in a diversified portfolio of equity securities of non-U.S. issuers based on fundamental analysis and individual stock selection. Under normal market conditions, the Portfolio will hold investments in a number of different countries outside the United States.
International Growth and Income Portfolio	Growth of capital and, secondarily, current income	Value; International

• Equity securities risk

• Value investing risk

• Foreign investment risk

• Emerging markets risk

• Large-cap companies risk

• Medium sized companies risk

• Risk of investing in bonds

• Risk of investing in junk bonds

• Credit quality risk

• Credit risk

• Interest rate fluctuations risk

• Market risk

• Issuer risk

• Management risk

• Affiliated fund rebalancing risk

Invests primarily in common stocks of companies outside the U.S. that are considered undervalued by the market and that are believed to offer a potential for income. The Portfolio primarily invests in large cap foreign stocks, and invests mainly in value stocks.
SA MFS® Massachusetts Investors Trust Portfolio	Reasonable growth of income and long term growth and appreciation	Growth; Value

• Equity securities risk

• Convertible securities risk

• Preferred stock risk

• Depositary receipts risk

• Large-cap companies risk

• Growth stock risk

• Value investing risk

• Issuer risk

• Market risk

• Model risk

• Management risk

• Foreign investment risk

• Affiliated fund rebalancing risk

Invests, under normal market conditions, at least 65% of its assets in equity securities. The Portfolio’s assets may be invested in the stocks of growth companies, value companies, or a combination of growth and value companies. The Portfolio generally focuses on companies with large capitalizations.
Mid-Cap Growth Portfolio	Long-term growth of capital	Growth

• Equity securities risk

• Convertible securities risk

• Preferred stock risk

• Medium sized companies risk

• Management risk

• Growth stock risk

• Foreign investment risk

• Emerging markets risk

• Risks of investing in bonds

• Interest rate fluctuations risk

Invests, under normal circumstances, at least 80% of net assets in equity securities of medium-sized companies that are believed to have above-average growth potential.

31	SunAmerica Series Trust

Portfolio	Investment Goal	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
• Credit quality risk • Credit risk • Market risk • Issuer risk • Affiliated fund rebalancing risk
Real Estate Portfolio	Total return through a combination of growth and income	Real estate-related securities

• Equity securities risk

• Real estate industry risk

• Sector or industry focus risk

• Small and medium sized companies risk

• Market risk

• Non-diversification risk

• Issuer risk

• Management risk

• Affiliated fund rebalancing risk

Invests, under normal circumstances, at least 80% of assets in securities of companies principally engaged in or related to the real estate industry or that own significant real estate assets or that primarily invest in real estate financial instruments.
Small Company Value Portfolio	Long-term growth of capital	Value

• Equity securities risk

• Value investing risk

• Small sized companies risk

• Convertible securities risk

• Preferred stock risk

• Management risk

• Issuer risk

• Affiliated fund rebalancing risk

• Foreign investment risk

• Market risk

Invests, under normal circumstances, at least 80% of net assets in a diversified portfolio of equity securities of small companies that are believed to be undervalued and have the potential for capital appreciation.
Technology Portfolio	Capital appreciation	Growth

• Equity securities risk

• Technology company risk

• Growth stock risk

• Foreign investment risk

• Emerging markets risk

• Small and medium sized companies risk

• Convertible securities risk

• Preferred stock risk

• Warrants and rights risk

• Currency volatility risk

• Depositary receipts risk

• Market risk

• Sector risk

• Issuer risk

• Management risk

• Affiliated fund rebalancing risk

Invests, under normal circumstances, at least 80% of net assets in equity securities that demonstrate the potential for capital appreciation, issued by companies that are believed to be positioned to benefit from involvement in technology and technology-related industries worldwide. The Portfolio expects to invest a significant percentage of its assets in small- and mid-cap companies.
SA JPMorgan MFS Core Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Fixed income

• Risk of investing in bonds

• Foreign investment risk

• Emerging markets risk

• Interest rate fluctuations risk

• Risk of investing in junk bonds

• Equity securities risk

• Convertible securities risk

• Preferred stock risk

• Credit quality risk

• Credit risk

• Value investing risk

• Derivatives risk

• Counterparty risk

• Hedging risk

• Currency volatility risk

• Issuer risk

• Management risk

• Leverage risk

• Market risk

Invests, under normal circumstances, at least 80% of net assets in a diversified portfolio of bonds, including U.S. and foreign fixed-income investments with varying maturities. The Portfolio may invest up to 15% of its total assets in high yield securities (“junk bonds”).

32	SunAmerica Series Trust

Portfolio	Investment Goal	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques

• Mortgage- and asset-backed securities risk

• Loan participation and assignment risk

• Prepayment risk

• Insurer risk

• Extension risk

• U.S. government obligations risk

• Roll transactions risk

• Risks of investing in sub-prime debt securities

• Risk of investing in municipal securities

• Active trading risk

• Affiliated fund rebalancing risk

33	SunAmerica Series Trust

For More Information

The following documents contain more information about the Portfolio and are available free of charge upon request:

Annual/Semi-Annual Reports for the Portfolio. Contains financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected the Portfolio’s performance for the most recently completed fiscal year.

Statement of Additional Information (SAI) for the Portfolio. Contains additional information about the Portfolio’s policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this Prospectus.

The Trust’s prospectuses, SAI and semi-annual and annual reports are available at www.aig.com/getprospectus or online through the internet websites of the life insurance companies offering the Portfolio as an investment option. You may obtain copies of these documents or ask questions about the Portfolio at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolio are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

The Trust’s Investment Company Act File No: 811-7238

34	SunAmerica Series Trust

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offeror sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 25, 2016

PROSPECTUS

[        ], 2016

SUNAMERICA SERIES TRUST

SunAmerica Dynamic Strategy Portfolio

(Class 1 Shares)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

i

PORTFOLIO SUMMARY: SUNAMERICA DYNAMIC STRATEGY PORTFOLIO

Investment Goals

The Portfolio’s investment goals are capital appreciation and current income while managing net equity exposure.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity contract or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. If the separate account’s fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the investment companies in which the Portfolio invests (the “Underlying Portfolios”).

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.22%
Service (12b-1) Fees	None
Other Expenses[1]	0.01%
Acquired Fund Fees and Expenses	0.59%
Total Annual Portfolio Operating Expenses[2]	0.82%

[1]	“Other Expenses” are based on anticipated other expenses payable by Class 1 shares for the current fiscal year.
[2]	The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$84	$262	$455	$1,014

Portfolio Turnover

The portion of the Portfolio that operates as a fund-of-funds does not pay transaction costs when it buys and sells shares of Underlying Portfolios (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. The Portfolio does, however, pay transaction costs when it buys and sells the financial instruments held in the Overlay Component of the Portfolio (defined below). During the fiscal year ended January 31, 2015, the Portfolio’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its goals by investing under normal conditions approximately 70% to 90% of its assets in Class 1 shares of the Underlying Portfolios, which are portfolios of SunAmerica Series Trust (the “Trust”), Anchor Series Trust, and Seasons Series Trust (collectively, the “Underlying Trusts”) (the “Fund-of-Funds Component”) and 10% to 30% of its assets in a portfolio of derivative instruments, fixed income securities and short-term investments (the “Overlay Component”). The Fund-of-Funds Component will allocate approximately 50% to 80% of its assets to Underlying Portfolios investing primarily in equity securities and 20% to 50% of its assets to Underlying Portfolios investing primarily in fixed income securities and short-term investments, which may include mortgage- and asset-backed securities, to seek capital appreciation and generate income. The Overlay Component will primarily invest in derivative instruments to manage the Portfolio’s net equity exposure. The derivative instruments used by the Overlay Component will primarily consist of stock index futures, and stock index options, but may also include options on stock index futures, and stock index swaps. The aforementioned derivative instruments may be traded on an exchange or over the counter. The Portfolio’s net equity exposure will be primarily adjusted through the use of stock index futures and stock index options. When the market is in a state of higher volatility, the Portfolio may decrease its net equity exposure by taking a net short position in derivative instruments. (As used throughout this prospectus, “net equity exposure” means the Portfolio’s level of exposure to the equity market through Underlying Portfolios investing primarily in equities, plus or minus the notional amount of a long or short position in equities obtained through the use of derivatives or other instruments in the Overlay Component.) When the Portfolio purchases a derivative to increase the Portfolio’s net equity exposure, it is using derivatives for speculative purposes. When the Portfolio sells derivatives instruments short to reduce the Portfolio’s net equity exposure, it is using derivatives for hedging purposes. The Overlay Component will also invest in

1	SunAmerica Series Trust

PORTFOLIO SUMMARY: SUNAMERICA DYNAMIC STRATEGY PORTFOLIO

fixed income securities and short-term investments, to generate income, to manage cash flows and liquidity needs of the overall Portfolio, and to serve as collateral for the derivative instruments used to manage the overall Portfolio’s net equity exposure.

SAAMCo is the Adviser to the Portfolio and will determine the allocation between the Fund-of-Funds Component and the Overlay Component. SAAMCo is also responsible for managing the Fund-of-Funds Component’s investment in Underlying Portfolios, so it will determine the target allocation between Underlying Portfolios that invest primarily in equity securities and Underlying Portfolios that invest primarily in fixed income securities. SAAMCo performs an investment analysis of possible investments for the Portfolio and selects the universe of permitted Underlying Portfolios as well as the allocation to each Underlying Portfolio. SAAMCo utilizes many factors, including research provided by an independent consultant. The consultant, Ibbotson Associates, Inc. (“Ibbotson”), provides statistical analysis and portfolio modeling to the Adviser with respect to the Portfolio’s investment allocation among the Underlying Portfolios, but does not have any advisory or portfolio transaction authority with regard to the Portfolio. SAAMCo, not the Portfolio, pays Ibbotson. SAAMCo reserves the right to change the Portfolio’s asset allocation between the Fund-of-Funds Component and the Overlay Component and the Fund-of-Funds Component’s allocation among the Underlying Portfolios, and to invest in other funds not currently among the Underlying Portfolios, from time to time without notice to investors.

The Fund-of-Funds Component seeks to achieve capital appreciation primarily through its investments in Underlying Portfolios that invest in equity securities of both U.S. and non-U.S. companies of all market capitalizations, but expects to invest to a lesser extent in Underlying Portfolios that invest primarily in small- and mid-cap U.S. companies and foreign companies. The Fund-of-Funds Component is expected to have a greater allocation to value equity Underlying Portfolios than to growth equity Underlying Portfolios. The Portfolio normally does not expect to have more than 25% of its total assets allocated to Underlying Portfolios investing primarily in foreign securities, and no more than 5% of its total assets to Underlying Portfolios investing primarily in emerging markets. The Fund-of-Funds Component seeks to achieve current income through its investments in Underlying Portfolios that primarily invest in fixed income securities, including both U.S. and foreign investment grade securities, but the Portfolio normally does not expect to have more than 5% of total assets allocated to Underlying Portfolios investing primarily in high-yield, high-risk bonds (commonly known as “junk bonds”). Portfolio cash flows are expected to be the primary tool used to maintain or move Underlying Portfolio exposures close to target allocations, but sales and purchases of Underlying Portfolios may also be used to change or remain near target allocations.

The Overlay Component comprises the remaining 10% - 30% of the Portfolio’s total assets. AllianceBernstein L.P. (the

“Subadviser” or “AllianceBernstein”) is responsible for managing the Overlay Component, which includes management of the derivative instruments, fixed income securities and short-term investments.

The Subadviser may invest the Overlay Component in derivative instruments to increase or decrease the Portfolio’s overall net equity exposure and, therefore, its volatility and return potential. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High levels of volatility may result from rapid and dramatic price swings. Through its use of derivative instruments, the Subadviser may adjust the Portfolio’s net equity exposure down to a minimum of 25% or up to a maximum of 100%, although the operation of the formula (as described below) is expected to result in an average net equity exposure over long-term periods of approximately 60%-65%. The Portfolio’s net equity exposure is primarily adjusted through the use of derivative instruments, such as stock index futures and stock index options as the allocation among Underlying Portfolios in the Fund-of-Funds Component is expected to remain fairly stable. For example, when the market is in a state of higher volatility, the Subadviser may decrease the Portfolio’s net equity exposure by taking a short position in derivative instruments. A short sale involves the sale by the Portfolio of a security or instrument it does not own with the expectation of purchasing the same security or instrument at a later date at a lower price. The operation of the Overlay Component may therefore expose the Portfolio to leverage. Because derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets in the Overlay Component will be invested in a variety of fixed income securities.

The Subadviser will manage the Portfolio’s net equity exposure pursuant to a formula provided by the Adviser and developed by affiliated insurance companies of the Adviser. The formula is based on equity market measures of S&P 500 Index volatility, and is intended to provide guidance to the Subadviser with respect to the allocation of the Overlay Component’s assets among general categories. The Subadviser is responsible for determining in which securities or derivative instruments to invest and for making the Overlay Component investments for the Portfolio. As estimated equity market volatility decreases or increases, the Subadviser will adjust the Portfolio’s net equity exposure up or down in an effort to maintain a relatively stable exposure to equity market volatility over time, subject to the minimum and maximum net equity exposure ranges listed above. No assurance can be made that such adjustment will have the intended effect. The formula used by the Subadviser may change over time based on proposals by the affiliated insurance companies. Any changes to the formula proposed by the affiliated insurance companies will be implemented only if they are approved by the Adviser and the Portfolio’s Board of Trustees (the “Board”), including a majority of the Independent Trustees.

2	SunAmerica Series Trust

PORTFOLIO SUMMARY: SUNAMERICA DYNAMIC STRATEGY PORTFOLIO

The Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure. If the Subadviser increases the Portfolio’s net equity exposure and equity markets decline, the Portfolio may underperform traditional or static allocation funds. Likewise, if the Subadviser reduces the Portfolio’s net equity exposure and equity markets rise, the Portfolio may also underperform traditional or static allocation funds.

In addition to managing the Portfolio’s overall net equity exposure as described above, the Subadviser will, within established guidelines, manage the Overlay Component in an attempt to generate income, manage Portfolio cash flows and liquidity needs, and manage collateral for the derivative instruments. The Subadviser will manage the fixed income investments of the Overlay Component by investing in securities rated investment grade or higher by a nationally recognized statistical ratings organization, or, if unrated, determined by the Subadviser to be of comparable quality. At least 50% of the Overlay Component’s fixed income investments will be invested in U.S. Government securities, cash, repurchase agreements, and money market securities. A portion of the Overlay Component may be held in short-term investments as needed, in order to manage daily cash flows to or from the Portfolio or to serve as collateral. The Subadviser may also invest the Overlay Component in derivative instruments to generate income and manage Portfolio cash flows and liquidity needs.

The following chart sets forth the target allocations of the Portfolio set by SAAMCo on January 31, 2016, to equity and fixed income Underlying Portfolios and securities. These target allocations represent SAAMCo’s current goal for the allocation of the Portfolio’s assets and do not take into account any change in net equity exposure from use of derivatives in the Overlay Component. The Portfolio’s actual allocations could vary substantially from the target allocations due to both market valuation changes and the Subadviser’s management of the Overlay Component in response to volatility changes.

Asset Class	% of Total Portfolio
Equity	[64	]%

U.S. Large Cap	[44.4	]%
U.S. Small and Mid Cap	[9.6	]%
Foreign Equity	[10.0	]%
Fixed Income	[36	]%

U.S. Investment Grade	[33.6	]%
U.S. High Yield	[1.6	]%
Foreign Fixed Income	[0.8	]%

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information About the Portfolio’s Investment Strategies and Investment Risks” and the Glossary in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its investment goals, which are not described here.

Market Risk. Market risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio’s or an Underlying Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment adviser’s assessment of companies held in an Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s or an Underlying Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Derivatives Risk. Derivatives risk is both a direct and indirect risk of investing in the Portfolio. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio or an Underlying Portfolio, the Portfolio or Underlying Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio or Underlying Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. By purchasing over-the-counter derivatives, the Portfolio or Underlying Portfolio is exposed to credit quality risk of the counterparty.

Counterparty Risk. Counterparty risk is both a direct and indirect risk of investing in the Portfolio. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio or an Underlying Portfolio becomes bankrupt

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or otherwise fails to perform its obligations due to financial difficulties. The Portfolio or an Underlying Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Risks of Leverage. Leverage risk is a direct risk of investing in the Portfolio. Certain managed futures instruments, and some other derivatives the Portfolio buys involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Portfolio’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments.

Risk of Investing in Bonds. This is both a direct and indirect risk of investing in the Portfolio. As with any fund that invests significantly in bonds, the value of an investment in the Portfolio or an Underlying Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Interest Rate Fluctuations Risk. Interest rate risk is both a direct and indirect risk of investing in the Portfolio. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. In periods of very low short-term interest rates, the Portfolio’s or an Underlying Portfolio’s yield may become negative, which may result in a decline in the value of your investment. Interest rates have been historically low, so the Portfolio and the Underlying Portfolios face a heightened risk that interest rates may rise.

Credit Risk. Credit risk is both a direct and indirect risk of investing in the Portfolio. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio or an Underlying Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.

Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges by Underlying Portfolios, there is an additional risk, to the extent that these transactions create exposure to currencies in which an Underlying Portfolio’s securities are not denominated.

Short Sales Risk. Short sale risk is both a direct and indirect risk of investing in the Portfolio. Short sales by the Portfolio or an Underlying Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

U.S. Government Obligations Risk. This is both a direct and indirect risk of investing in the Portfolio. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Risk of Investing in Money Market Securities. This is both a direct and indirect risk of investing in the Portfolio. An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management

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performance, financial leverage and reduced demand for the issuer’s goods and services.

Other principal direct risks of investing in the Portfolio include:

Dynamic Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios and other direct investments in which it invests. The Portfolio is subject to the risk that the investment process that will determine the selection of the Underlying Portfolios and the volatility formula that will be used to determine the allocation and reallocation of the Portfolio’s assets among the various asset classes and instruments may not produce the desired result. The Portfolio is also subject to the risk that the Subadviser may be prevented from trading certain derivatives effectively or in a timely manner.

Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s net equity exposure may serve to reduce the risk from equity market volatility to the affiliated insurance companies and facilitate their ability to provide guaranteed benefits associated with certain Variable Contracts. While the interests of Portfolio shareholders and the affiliated insurance companies providing guaranteed benefits associated with the Variable Contracts are generally aligned, the affiliated insurance companies (and the Adviser by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure.

Investment Company Risk. The risks of the Portfolio owning other investment companies, including the Underlying Portfolios, generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in these investments could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities held by other investment companies, including the Underlying Portfolios purchased or sold by the Portfolio, could result in losses on the Portfolio’s investment in such securities. The other investment companies, including the Underlying Portfolios, also have fees that increase their costs versus owning the underlying securities directly.

Affiliated Portfolio Risk. In managing the Portfolio that invests in Underlying Portfolios, the Adviser will have the authority to select and substitute the Underlying Portfolios. The Adviser may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Adviser also is responsible for managing and administering the Underlying Portfolios.

Other indirect principal risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:

Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, an Underlying Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

“Passively Managed” Strategy Risk. An Underlying Portfolio following a passively managed strategy will not deviate from its investment strategy. In most cases, it will involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell securities in its portfolio and buy different securities for other reasons, even if there are adverse developments concerning a particular security, company or industry. There can be no assurance that the strategy will be successful.

Small and Medium Sized Companies Risk. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Growth Stock Risk. Growth stocks are historically volatile, which will affect certain Underlying Portfolios.

Value Investing Risk. The investment adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect, which will affect certain Underlying Portfolios.

Foreign Investment Risk. Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Credit Quality Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and

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more susceptible to adverse economic conditions or investor perceptions than investment grade bonds.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and an Underlying Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index, the Barclays U.S. Aggregate Bond Index, and a Blended Index. The Blended Index consists of 40% Barclays U.S. Aggregate Bond Index and 60% S&P 500® Index. Class 1 shares do not have a performance history as of the date of this Prospectus. As a result, the Bar Chart and Table give you a picture of the long-term performance for Class 3 shares of the Portfolio, which are not offered in this Prospectus. The performance of Class 1 shares would be substantially similar to Class 3 shares and differ only to the extent that Class 1 shares and Class 3 shares have different expenses. Fees and expenses incurred at the contract level are not reflected in the Bar Chart or Table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 3 Shares)

During the period shown in the bar chart, the highest return for a quarter was [    ]% (quarter ended [            ]) and the lowest return for a quarter was [    ]% (quarter ended [            ]). The year to date calendar return as of [            ] was [    ]%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years	Since Inception 07/16/2012
Class 3 Shares	[ ]%	N/A	N/A	[ ]%
S&P 500® Index	[ ]%	N/A	N/A	[ ]%
Barclays U.S. Aggregate Bond Index	[ ]%	N/A	N/A	[ ]%
Blended Index	[ ]%	N/A	N/A	[ ]%

Investment Adviser

The Portfolio’s investment adviser is SAAMCo. SAAMCo also manages the Fund-of-Funds Component of the Portfolio. The Overlay Component of the Portfolio is subadvised by AllianceBernstein.

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Portfolio Managers

Name	Portfolio Manager of the Fund-of- Funds Component of the Portfolio Since	Title

SAAMCo Douglas Loeffler, CFA	2015	Senior Portfolio Manager

Name	Portfolio Managers of the Overlay Component of the Portfolio Since	Title

AllianceBernstein
Judith A. DeVivo	2012	Senior Portfolio Manager - Index Strategies
Joshua Lisser	2012	Chief Investment Officer- Index Strategies
Ben Sklar	2012	Portfolio Manager - Index Strategies
Geoff Tomlinson	2012	Portfolio Analyst- Index Strategies

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IMPORTANT ADDITIONAL INFORMATION

Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums.

Tax Information

The Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however, you may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from such tax deferred arrangements. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES AND INVESTMENT RISKS

In addition to the Portfolio’s principal investments discussed in the Portfolio Summary, the Portfolio may from time-to-time purchase Underlying Portfolios that invest in additional securities and utilize various investment techniques. Descriptions of these investments and risks are included in the “Glossary” section under “Investment Terminology” and “Risk Terminology.” In addition to the securities and techniques described herein, there are other securities and investment techniques in which the Portfolio may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are described in the Trust’s Statement of Additional Information, which you may obtain free of charge (see back cover).

From time to time, the Portfolio may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on the Portfolio’s investments in money market securities for temporary defensive purposes. If the Portfolio takes such a temporary defensive position, it may not achieve its investment goals.

Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in the Portfolio through one of the Variable Contracts. Percentage limitations may be calculated based on the Portfolio’s total or net assets. “Total assets” means net assets plus liabilities (e.g., borrowings). If not specified as net assets, the percentage is calculated based on total assets.

The principal investment goals and strategies for the Portfolio are non-fundamental and may be changed by the Board without shareholder approval. Shareholders will be given at least 60 days’ written notice in advance of any change to the Portfolio’s investment goals.

Understanding the Portfolio

The Portfolio’s design is based on well-established principles of asset allocation and diversification, combined with an overlay strategy designed to adjust the Portfolio’s net equity exposure to maintain a relatively constant exposure to equity market volatility over time. The Portfolio has two separate components: the Fund-of-Funds Component and the Overlay Component.

The Fund-of-Funds Component (70%-90%)

The Portfolio’s Fund-of-Funds Component will invest substantially all of its assets in Underlying Portfolios that are portfolios of the Underlying Trusts.

SAAMCo establishes a target allocation between the two broad asset classes (equity and fixed income) within a range of 50% to 80% of the Fund-of-Funds Component’s assets allocated to Underlying Portfolios that invest primarily in equities and 20% to 50% of its assets to fixed income securities or instruments through Underlying Portfolios and direct investments. SAAMCo has hired Ibbotson, a consultant, to provide statistical analysis and portfolio modeling to the Adviser with respect to the Portfolio’s asset allocations and weightings to the Underlying Portfolios. Ibbotson does not have any advisory authority with regard to the Portfolio and does not effect portfolio transactions. SAAMCo, not the Portfolio, pays Ibbotson.

SAAMCo considers a variety of factors, including the relationships between the various asset classes and their long-term outlook for risk and return characteristics, to determine the target allocations between the following asset classes: large cap, mid cap, small cap, foreign equity, and fixed income securities. In selecting the Underlying Portfolios through which to achieve the asset allocation targets, SAAMCo considers, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes, growth or value investment process, historic performance, expenses, investment teams, reputation of the subadvisers, and any diversification benefit to the overall Portfolio’s holdings. The Fund-of-Funds Component is designed to include allocations to Underlying Portfolios that vary with respect to subadvisers, investment process, and investment style (such as deep value versus relative value), and in some cases may include passively-managed components. While the Fund-of-Funds Component will normally be invested in both growth and value-oriented equity Underlying Portfolios, it is expected to have a greater allocation to value equity Underlying Portfolios.

SAAMCo may add new Underlying Portfolios, replace existing Underlying Portfolios or change the Portfolio’s asset allocation among the Underlying Portfolios, without notice to investors, depending upon, among other factors, changing market environment, changes to target asset allocations, changes to the investment personnel, investment process, performance or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a better diversification benefit to the Portfolio. If a new Underlying Portfolio is selected or the allocation to an existing Underlying Portfolio is adjusted by SAAMCo, a

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES AND INVESTMENT RISKS

corresponding shift of allocations among the remaining Underlying Portfolios generally will result. While the Portfolio retains the ability to invest in an Underlying Portfolio that holds only money market securities, it does not anticipate doing so due to the amount of cash and other liquidity available within the Underlying Portfolios. The Portfolio may use daily cash flows to maintain the Underlying Portfolios’ weights near the target or to change target allocations. In some cases, sales and purchases of Underlying Portfolios may be used to move Underlying Portfolio weights towards the target more quickly. Sales and purchases of Underlying Portfolios by the Portfolio may lead to increased portfolio turnover within the Underlying Portfolios. In the event of such redemptions or investments, the Underlying Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous for the Underlying Portfolio to do so.

Appendix A to this Prospectus lists the Underlying Portfolios in which the Portfolio may invest its assets, as of the date of this Prospectus, along with their investment goal and principal strategies, risks and investment techniques. SAAMCo may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for the Portfolio at any time without prior notice to shareholders. In addition, the investment goal and principal strategies, risks and investment techniques of the Underlying Portfolios held by the Portfolio may change over time. Additional information regarding the Underlying Portfolios is included in the summary prospectuses and statutory prospectuses, dated [May 1, 2016] for those portfolios of the Trust and Anchor Series Trust, and dated [July 29, 2015] for those portfolios of the Seasons Series Trust. Copies of the summary prospectuses and statutory prospectuses may be obtained free of charge by calling or writing the Underlying Trusts at the telephone number or address on the back cover page of this Prospectus.

The Portfolio may invest in any or all of the Underlying Portfolios, but will not normally invest in every Underlying Portfolio at any particular time. There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolio. SAAMCo may take into account these capacity considerations when allocating investments among the Underlying Portfolios. In some instances, SAAMCo may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting the Portfolio’s opportunity to invest in the Underlying Portfolio.

Although the Fund-of-Funds Component’s investments in the Underlying Portfolios attempt to achieve the target allocation to equity and fixed income Underlying Portfolios, as set forth in the Portfolio Summary, the actual allocations may be different from the target. Actual allocations may differ from target allocations due to, among other things, changes to the Underlying Portfolios’ asset values due to market movements or because of a recent change in the target allocation. Portfolio cash flows are expected to be the primary tool for maintaining or moving Underlying Portfolios towards the target allocation, although SAAMCo may, from time to time, rebalance allocations to correspond to the target allocations through either purchases and sales of Underlying Portfolios or through allocating Portfolio cash flows below or above the target allocations. When SAAMCo rebalances the Underlying Portfolios to its target allocation (whether through cash flow allocations or purchases or sales), it does so based on the most recent value of the Underlying Portfolios, which may be higher or lower than the value on the date of purchase.

The Fund-of-Funds Component seeks capital appreciation primarily through its investments in Underlying Portfolios that invest in equity securities. These investments may include Underlying Portfolios that invest in equity securities of both U.S. and non-U.S. companies of all market capitalizations with above average growth potential, but are expected to include to a lesser extent Underlying Portfolios that invest primarily in small- and mid-cap U.S. companies and foreign companies. The Portfolio normally does not expect to have more than 25% of its total assets allocated to Underlying Portfolios investing primarily in foreign securities, and no more than 5% of its total assets to Underlying Portfolios investing primarily in emerging markets. The Fund-of-Funds Component seeks to achieve current income through its investments in Underlying Portfolios that primarily invest in fixed income securities, including both U.S. and foreign investment grade securities, but no more than 5% of the Portfolio’s total assets are expected to be invested in Underlying Portfolios investing primarily in high-yield, high-risk bonds (commonly known as “junk bonds”). Please note that the Acquired Fund Fees and Expenses of the Underlying Portfolios, as set forth in the Portfolio Summary, could change as the Underlying Portfolios’ asset values change or through the addition or deletion of Underlying Portfolios. Because of the costs incurred by the Portfolio in connection with its investment in the Underlying Portfolios, the costs of investing in the Underlying Portfolios through the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios’ expenses as well as the Portfolio’s own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses. Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by SAAMCo or the services of the Subadviser in connection with the Overlay Component. In addition, not all of the Underlying Portfolios are offered in insurance products that are currently available to new contract owners.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES AND INVESTMENT RISKS

The Overlay Component (10%-30%)

The Overlay Component comprises the remaining 10% to 30% of the Portfolio’s total assets. The Overlay Component will invest in fixed income securities to generate current income and to serve as collateral for derivatives transactions. The Overlay Component will also invest in short-term investments to manage the overall Portfolio’s daily cash flows and liquidity needs and to serve as collateral for derivative transactions. The Overlay Component may also increase or reduce the Portfolio’s net equity exposure through stock index futures, stock index options, options on stock index futures, and stock index swaps (“Stock Index Instruments”). If the Subadviser determines that the Stock Index Instruments are not being accurately priced by the market in relation to the price of the actual stocks in the S&P 500 Index, the Subadviser may invest in stock positions directly to emulate the index until such time as the Stock Index Instruments’ valuations return to fair value.

The Portfolio’s investment in derivative instruments will be used to increase or decrease the Portfolio’s overall net equity exposure, and therefore, its volatility and return potential. High levels of volatility may result from rapid and dramatic price swings. Through the use of derivative instruments, the Subadviser may adjust the Portfolio’s net equity exposure down to a minimum of 25% or up to a maximum of 100%, although the operation of the formula is expected to result in an average net equity exposure over long-term periods of approximately 60%-65%. For example, when the market is in a state of higher volatility, the Subadviser may decrease the Portfolio’s net equity exposure by taking a short position in derivative instruments. The use of derivatives in this manner may expose the Portfolio to leverage when the Portfolio’s index futures position is larger than the collateral backing it. Trading in the Overlay Component will be managed in accordance with established guidelines in an attempt to maintain a relatively stable exposure to equity market volatility over time, subject to minimum and maximum net equity exposure ranges.

The Subadviser will manage the Portfolio’s net equity exposure using a formula provided by the Adviser and developed by affiliated insurance companies of the Adviser. The formula is based on equity market measures of S&P 500 Index volatility, and is intended to provide guidance to the Subadviser with respect to the allocation of the Overlay Component’s assets among general categories. The Subadviser is responsible for determining in which securities or derivative instruments to invest and for making the Overlay Component investments for the Portfolio. Adjusting the Portfolio’s equity exposure when equity market volatility increases or decreases is intended to stabilize the Portfolio’s volatility related to equity markets, although no assurance can be made that such adjustment will have the intended effect. The formula used by the Subadviser may change over time based on proposals by the affiliated insurance companies. Any changes to the formula proposed by the affiliated insurance companies will be implemented only if they are approved by the Adviser and the Portfolio’s Board, including a majority of the Independent Trustees.

The Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure. If the Subadviser increases the Portfolio’s net equity exposure and equity markets decline, the Portfolio may underperform traditional or static allocation funds. Likewise, if the Subadviser reduces the Portfolio’s net equity exposure and equity markets rise, the Portfolio may also underperform traditional or static allocation funds.

In addition to managing the Portfolio’s net equity exposure as described above, the Subadviser will, within established guidelines, manage the Overlay Component in an attempt to generate income, manage Portfolio cash flows and liquidity needs, and manage collateral for the derivative instruments. The Subadviser will manage the fixed income investments of the Overlay Component by investing only in securities rated investment grade or higher by a nationally recognized statistical rating organization, or, if unrated, determined by the Subadviser to be of comparable quality. A portion of the Overlay Component may be held in short-term investments as needed, in order to manage daily cash flows to or from the Portfolio or to serve as collateral.

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GLOSSARY

Investment Terminology

Capital appreciation/growth is an increase in the market value of securities held.

Defensive investments include high quality fixed income securities, repurchase agreements and other money market instruments. The Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When the Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Portfolio may not achieve its investment goals.

A derivative is a financial instrument, such as an option or futures contract, whose value is based on the performance of an underlying asset or an external benchmark, such as the price of a specified security or index.

An “emerging market” country is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of “Foreign securities”for additional information.

Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

•	Market capitalization represents the total market value of the outstanding securities of a corporation. See separate definition for “Market capitalization ranges.”

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

•	Agency discount notes are high credit quality, short-term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

•	Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•	An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are Standard & Poor’s (“S&P”) and Moody’s Investor Service, Inc. (“Moody’s”). Investment grade refers to any security rated “BBB-” or above by S&P or Fitch Ratings (“Fitch”), or “Baa3” or above by Moody’s, or if unrated, determined to be of comparable quality by the subadviser.

•	A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•	Mortgage-related and other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property.

•	Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

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GLOSSARY

•	Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

•	U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are generally considered to be of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

•	Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind (“PIK”) bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies, American Depositary Receipts or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts and Global Depositary Receipts. An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by adviser or subadviser. Foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

A “Growth” philosophy is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

“High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default.

Income is interest payments from bonds or dividends from stocks.

Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Underlying Portfolios and the indices described below change over time. An Underlying Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to all Underlying Portfolios, except as noted on an Underlying Portfolio’s prospectus:

•	Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on [May 31, 2015], the market capitalization range of the companies in the Index was [$2.2 billion to $545.2 billion].

•	Mid-Cap companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on [May 31, 2015], the market capitalization range of the companies in the Index was [$2.2 billion to $27.1 billion].

•	Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on [May 31, 2015], the market capitalization range of the companies in the Index was [$169 million to $4 billion].

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GLOSSARY

“Net assets”when referred to under “Investment Goals and Principal Strategies” for the Portfolio takes into account borrowings for investment purposes.

Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. The Portfolio may purchase listed options on various indices in which it may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. The Portfolio may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. When the Portfolio purchases an over-the-counter swaption, it increases its credit risk exposure to the counterparty.

Registered investment companies are investments by the Portfolio in other investment companies which are registered in accordance with the federal securities laws.

Short sales involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions, the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is “against the box” to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

Short-term investments include money market securities such as short-term U.S. Government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide the Portfolio with sufficient liquidity to meet redemptions and cover expenses.

A “Value” philosophy is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

Yield is the annual dollar income received on an investment expressed as a percentage of the current or average price.

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GLOSSARY

Risk Terminology

Affiliated Portfolio Risk – In managing the portion of the Portfolio that invests in Underlying Portfolios, the Adviser will have the authority to select and substitute the Underlying Portfolios. The Adviser may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Adviser also is responsible for managing and administering the Underlying Portfolios.

Counterparty Risk – Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.

Credit Quality Risk – The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue Junk Bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Derivatives Risk – A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-

hedging positions may be substantially greater than the cost of the position.

The Portfolio is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, the Portfolio must set aside liquid assets (referred to sometimes as “asset segregation”), or engage in other measures, while the derivatives instruments are held. Generally, under current law, the Portfolio must set aside liquid assets equal to the full notional value for derivative contracts that are not contractually required to “cash-settle.” For derivative contracts that are contractually required to cash-settle, the Portfolio only needs to set aside liquid assets in an amount equal to the Portfolio’s daily marked-to-market net obligation rather than the contract’s full notional value. The Portfolio reserves the right to alter its asset segregation policies in the future to comply with changes in the law or interpretations thereunder.

Dynamic Allocation Risk – The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the investment process that will determine the selection of the Underlying Portfolios and the volatility formula that the Subadviser will use to determine the allocation and reallocation of the Portfolio’s assets among the various asset classes and instruments may not produce the desired result. The Portfolio is also subject to the risk that the Subadviser may be prevented from trading certain derivatives effectively or in a timely manner.

Foreign Investment Risk – Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Growth Stock Risk – Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally

15	SunAmerica Series Trust

GLOSSARY

carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Hedging Risk – A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Interest Rate Fluctuations Risk – Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio and the Underlying Portfolios face a heightened risk that interest rates may rise.

Investment Company Risk – The risks of the Portfolio owning other investment companies, including the Underlying Portfolios, generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in these investments could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities held by the other investment companies purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in such securities. Other investment companies also have fees that increase their costs versus owning the underlying securities directly.

Issuer Risk - The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Large-Cap Companies Risk – Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Market Risk – The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser’s or Subadviser’s assessment of investments held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Mortgage- and Asset-Backed Securities Risk – Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

“Passively Managed” Strategy Risk – An Underlying Portfolio following a passively managed strategy will not deviate from its investment strategy. In most cases, it will involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell securities in its portfolio and buy different securities for other reasons, even if there are adverse developments concerning a particular security, company or industry. There can be no assurance that the strategy will be successful.

Risk of Conflict with Insurance Company Interests – Managing the Portfolio’s net equity exposure may serve to reduce the risk from equity market volatility to the affiliated insurance companies and facilitate their ability to provide guaranteed benefits associated with certain Variable Contracts. While the interests of Portfolio shareholders and the affiliated insurance companies providing guaranteed benefits associated with the Variable Contracts are generally aligned, the affiliated insurance companies (and the Adviser by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s

16	SunAmerica Series Trust

GLOSSARY

management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure.

Risks of Investing in Bonds – As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Money Market Securities – Because the Portfolio invests in high-quality short-term obligations (“money market securities”), it may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Risks of Leverage – Certain managed futures instruments, and some other derivatives the Portfolio buys involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Portfolio’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments.

Short Sales Risk – Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

Small and Medium Sized Companies Risk – Companies with smaller market capitalization (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolio determines relative market capitalizations using U.S. standards. Accordingly, the Portfolio’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally considered to have minimal credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Tax Risk – The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain, to suspend or eliminate holding periods of positions, and/or to defer realized losses, potentially increasing the amount of taxable distributions, and of ordinary income distributions in particular. The Portfolio’s use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Portfolio’s taxable income or gains and distributions to shareholders.

Value Investing Risk – The investment adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

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GLOSSARY

About the Indices

The Barclays U.S. Aggregate Bond Index combines several fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

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MANAGEMENT

Information about the

Investment Adviser and Manager

SAAMCo serves as investment adviser for the Portfolio. SAAMCo manages the day-to-day investments for the Fund-of-Funds Component, oversees the Subadviser’s management of the Overlay Component, provides various administrative services and supervises the daily business affairs of the Portfolio. SAAMCo is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $71.3 billion as of January 31, 2016. SAAMCo is a wholly-owned subsidiary of American General Life Insurance Company, and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for new or existing portfolios, change the terms of particular agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any subadviser changes. Affiliated subadvisers selected and approved by the Board are subject to shareholder approval.

Shareholders have the right to terminate an agreement with a subadviser for the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio.

A discussion regarding the basis for the Board’s approval of the investment advisory and subadvisory agreements for the Portfolio is available in the Trust’s Annual Report to shareholders for the period ended [January 31, 2016].

In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Series Trust, Seasons Series Trust, SunAmerica Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Specialty Series, VALIC Company I and VALIC Company II.

Management Fee. For the period ended January 31, 2016, the Portfolio paid management fees at the effective rate of 0.23% of its average net assets.

Acquired Fund Fees And Expenses. Acquired fund fees and expenses include fees and expenses incurred indirectly by the Portfolio as a result of its investment in shares of the Underlying Portfolios. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and any changes in the annualized expenses of, the Underlying Portfolios.

Information about the Investment Adviser’s Management of the Fund-of-Funds Component of the Portfolio

SAAMCo is responsible for making the day-to-day investment decisions for the Fund-of-Funds Component of the Portfolio.

The Statement of Additional Information provides information regarding the portfolio manager listed below, including other accounts he manages, his ownership interest in the Portfolio, and the structure and method used by the Adviser to determine his compensation.

The Fund-of-Funds Component of the Portfolio is managed by Douglas Loeffler, CFA. Mr. Loeffler joined American International Group, Inc. (“AIG”) in 2007 as Vice President of the Investment Product Management Group, based in Woodland Hills, California. In this role Mr. Loeffler led the manager review and oversight for affiliated variable annuity portfolios advised by SAAMCo, in addition to being responsible for AIG Variable Annuity’s separate account investments. In 2015, Mr. Loeffler became Senior Portfolio Manager for the Portfolio’s Fund-of-Funds Component.

Information about the Subadviser

The Subadviser is responsible for managing the Overlay Component of the Portfolio. The portfolio managers who have primary responsibility for the day-to-day management of the Overlay Component of the Portfolio are set forth herein. The management team’s members share responsibility in making investment decisions on behalf of the Portfolio and no team member is limited in his/her role with respect to the management team.

SAAMCo compensates the Subadviser out of the advisory fees that it receives from the Portfolio. SAAMCo may terminate the agreement with the Subadviser without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Subadviser to determine their compensation.

AllianceBernstein L.P. (AllianceBernstein) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual

19	SunAmerica Series Trust

MANAGEMENT

fund portfolios. As of January 31, 2016, AllianceBernstein had approximately $[    ] billion in assets under management.

The Portfolio is managed by Judith A. DeVivo, Joshua Lisser, Ben Sklar and Geoff Tomlinson. Ms. DeVivo joined AllianceBernstein in 1971 and is currently Senior Vice President and Senior Portfolio Manager of Index Strategies. Mr. Lisser joined AllianceBernstein in 1992 and is currently Chief Investment Officer of Index Strategies and a member of the Core/Blend Services investment team. Mr. Sklar joined AllianceBernstein in 2006 and is currently a Portfolio Manager of Index Strategies. Mr. Tomlinson joined AllianceBernstein in 2005 and is currently Portfolio Analyst for the Index Strategies group.

Information about the Distributor

AIG Capital Services, Inc. (formerly, SunAmerica Capital Services, Inc.) (the “Distributor”) distributes the Portfolio’s shares and incurs the expenses of distributing the Portfolio’s shares under a Distribution Agreement with respect to the Portfolio, none of which are reimbursed by or paid for by the Portfolio. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Custodian, Transfer and

Dividend Paying Agent

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust’s assets. VALIC Retirement Services Company is the Trust’s Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

20	SunAmerica Series Trust

ACCOUNT INFORMATION

Shares of the Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SAAMCo, the Trust’s investment adviser and manager. The term “Manager” as used in this Prospectus means either SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. If you would like to invest in the Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. This Portfolio offers only Class 1 and Class 3 shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all portfolios are available to all contract owners.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

Transaction Policies

Valuation of shares. The net asset value per share (“NAV”) for the Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of the Portfolio by the number of the Portfolio’s outstanding shares.

Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable.

Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically approved and revised by the Board. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Investments in registered investment companies that do not trade on an exchange are valued at the end of the day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, the Portfolio will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the securities. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures, the Trust uses an outside pricing

21	SunAmerica Series Trust

ACCOUNT INFORMATION

service to provide it with closing market prices and information used for adjusting those prices.

Because Class 3 shares are subject to service fees, while Class 1 shares are not, the NAV of the Class 3 shares will generally be lower than the NAV of the Class 1 shares of the Portfolio.

The Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of the Portfolio’s securities may change on days when the Trust is not open for purchases or redemptions.

Buy and sell prices. The Separate Accounts buy and sell shares of the Portfolio at NAV, without any sales or other charges.

Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern Time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

If trading is halted or restricted on the NYSE or under other emergency conditions described in the 1940 Act, the Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer.

Frequent Purchases and

Redemptions of Shares

The Portfolio, which is offered only through Variable Contracts, is intended for long-term investment and not as a frequent or short-term trading (“market timing”) vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolio.

The Board has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of the Portfolio’s performance or its participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolio. In addition, market timing may increase the Portfolio’s expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease the

Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since the Portfolio invests in Underlying Portfolios that may invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), it may be particularly vulnerable to market timing.

Market timing in the Portfolio, which invests in Underlying Portfolios that may invest significantly in foreign securities, may occur because of time zone differences between the foreign markets on which the Underlying Portfolios’ international portfolio securities trade and the time as of which the Portfolio’s NAV is calculated. Market timing in an Underlying Portfolio investing significantly in junk bonds may occur if market prices are not readily available for the Underlying Portfolio’s junk bond holdings. Market timers may purchase shares of an Underlying Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s NAV, or if they believe market prices for junk bonds are not accurately reflected by an Underlying Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies – Valuation of Shares”).

Shares of the Portfolio are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolio and Underlying Portfolios must rely on the Separate Accounts to both monitor market timing within the Portfolio and Underlying Portfolios and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above.

The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolio. Such rejections or refusals will be applied uniformly without exception.

22	SunAmerica Series Trust

ACCOUNT INFORMATION

Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolio and any fees that may apply.

Payments in Connection with Distribution

Certain life insurance companies affiliated with SAAMCo receive revenue sharing payments from SAAMCo and certain subadvisers in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolio, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolio or from investment management fees received by the Adviser or subadvisers.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolio’s securities are described in the Statement of Additional Information.

Dividend Policies and Taxes

Distributions. The Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net investment income and net realized gains, if any, are paid annually. Distribution Reinvestments. The dividends and distributions will be reinvested automatically in additional shares of the Portfolio. The per share dividends on Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the Portfolio as a result of the fact that Class 3 shares are subject to service fees, while Class 1 shares are not.

Taxability of the Portfolio. The Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as the Portfolio is qualified as a regulated investment company, it will not be subject to U.S. federal income tax on the earnings that it distributes to its shareholders.

The Portfolio receives dividend income from U.S. sources and will annually report certain amounts of its dividends paid as eligible for the dividends received deduction. If the Portfolio incurs foreign taxes, it will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolio. The benefits to the life insurance companies will not be passed to you or the Portfolio.

The Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If the Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Variable Contracts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for U.S. federal income tax purposes, and income and gains earned inside the Variable Contracts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified in the future.

23	SunAmerica Series Trust

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for the Portfolio are intended to help you understand the Portfolio’s financial performance since inception. Since Class 1 shares of the Portfolio have no performance history, the financial information in the Financial Highlights tables below shows the Portfolio’s financial performance for the periods indicated for Class 3 shares of the Portfolio. Although Class 3 shares are not offered in this Prospectus, Class 3 shares would have substantially similar performance to the Class 1 shares offered in this Prospectus because Class 3 shares and Class 1 shares are invested in the same portfolio of securities and performance would differ only to the extent that Class 3 shares and Class 1 shares do not have the same expenses. The actual return of Class 1 shares would have been higher than that of Class 3 shares because Class 1 shares have lower expenses than Class 3 shares. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by [                ], whose report, along with the Portfolio’s financial statements, is included in the Trust’s Annual Report to shareholders, which is available upon request.

[FINANCIAL HIGHLIGHTS]

24	SunAmerica Series Trust

APPENDIX A

ANCHOR SERIES TRUST

Portfolio	Investment Goal	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Government and Quality Bond Portfolio	Relatively high current income, liquidity and security of principal	U.S. government obligations; Fixed income	• U.S. government securities risk • Mortgage- and asset-backed securities risk • Fixed income securities risk • Credit risk • Management risk • Market risk • Issuer risk • Active trading risk	Invests, under normal circumstances, at least 80% of net assets in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in high quality corporate fixed income securities.
Growth Portfolio	Capital appreciation	Growth

• Equity securities risk

• Market risk

• Large-cap companies risk

• Small and medium sized companies risk

• Management risk

• Foreign investment risk

• Depositary receipts risk

• Issuer risk

• Active trading risk

Invests in common stocks of companies that are widely diversified by industry and company. The Portfolio may invest in companies of any size, including small and medium-sized companies, and may invest up to 25% of its total assets in foreign equity securities, including depositary receipts.

25	SunAmerica Series Trust

SEASONS SERIES TRUST

Portfolio	Investment Goal	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Diversified Fixed Income Portfolio	Relatively high current income and secondarily capital appreciation	Fixed income

• Risk of investing in bonds

• Interest rate fluctuations risk

• Risk of investing in junk bonds

• Credit risk

• Derivatives risk

• Foreign investment risk

• U.S. government obligations risk

• Foreign soverign debt risk

• Mortgage- and asset-backed securities risk

• Securities selection risk

• Indexing risk

• Affiliated fund rebalancing risk

• Active management risk

• Market risk

Invests, under normal circumstances, at least 80% of net assets in fixed income securities, including U.S. and foreign government securities, asset- and mortgage-backed securities, investment-grade debt securities, and lower-rated fixed income securities (junk bonds) (up to 20% of net assets).
SA Columbia Focused Value Portfolio (formerly, Focus Value Portfolio)	Long-term growth of capital	Value

• Equity securities risk

• Large-capitalization companies risk

• Focused portfolio risk

• Sector risk

• Affiliated fund rebalancing risk

• Value investing risk

• Management risk

• Market risk

• Issuer risk

The Portfolio invests in equity securities selected on the basis of value criteria. The Portfolio invests primarily in equity securities of large-cap companies. The Portfolio will hold between 30 and 40 securities.
International Equity Portfolio	Long-term growth of capital	International

• Foreign investment risk

• Emerging markets risk

• Equity securities risk

• Country, sector or industry focus risk

• Currency volatility risk

• Large-capitalization companies risk

• Securities selection risk

• Hedging risk

• Indexing risk

• Small- and medium-capitalization risk

• Affiliated fund rebalancing risk

• Market risk

• Issuer risk

Invests, under normal circumstances, at least 80% of net assets in equity securities of issuers in at least three countries other than the United States. The Portfolio invests primarily in issuers located in developed countries, and invests primarily in large-capitalization companies.

26	SunAmerica Series Trust

Portfolio	Investment Goal	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Large Cap Growth Portfolio	Long-term growth of capital	Growth

• Equity securities risk

• Large-capitalization companies risk

• Growth stock risk

• Securities selection risk

• Foreign investment risk

• Emerging markets risk

• Indexing risk

• Medium-capitalization companies risk

• Affiliated fund rebalancing risk

• Active management risk

• Market risk

• Issuer risk

Invests, under normal circumstances, at least 80% of net assets in equity securities of large companies selected through a growth strategy.
Large Cap Value Portfolio	Long-term growth of capital	Value

• Active management risk

• Equity securities risk

• Large-capitalization companies risk

• Value investing risk

• Securities selection risk

• Foreign investment risk

• Indexing risk

• Medium-capitalization companies risk

• Affiliated fund rebalancing risk

• Market risk

• Issuer risk

Invests, under normal circumstances, at least 80% of net assets in equity securities of large companies selected through a value strategy.
Mid Cap Growth Portfolio	Long-term growth of capital	Growth

• Active management risk

• Equity securities risk

• Medium-capitalization companies risk

• Securities selection risk

• Growth stock risk

• Foreign investment risk

• Indexing risk

• Large-capitalization companies risk

• Small-capitalization companies risk

• Affiliated fund rebalancing risk

• Market risk

• Issuer risk

Invests, under normal circumstances, at least 80% of net assets in equity securities of medium-capitalization companies selected through a growth strategy.

27	SunAmerica Series Trust

Portfolio	Investment Goal	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Mid Cap Value Portfolio	Long-term growth of capital	Value

• Equity securities risk

• Medium-capitalization companies risk

• Securities selection risk

• Value investing risk

• Foreign investment risk

• Indexing risk

• Large-capitalization companies risk

• Small-capitalization companies risk

• Real estate industry risks

• Active management risk

• Issuer risk

• Affiliated fund rebalancing risk

• Market risk

Invests, under normal circumstances, at least 80% of net assets in equity securities of medium-capitalization companies selected through a value strategy.
Real Return Portfolio	Total return that equals or exceeds the rate of inflation over the long term, consistent with prudent investment management	Inflation-adjusted debt securities (including inflation-indexed bonds) and inflation-indexed securities issued by other entities such as U.S. and foreign corporations and foreign governments; fixed income securities

• Risks of investing in bonds

• Risks of investing in inflation-indexed securities

• Interest rate fluctuations risk

• U.S. government obligations risk

• Securities selection risk

• Foreign investment risk

• Foreign sovereign debt risk

• Derivatives risk

• Hedging risk

• Concentration risk

• Credit risk

• Affiliated fund rebalancing risk

• Active management risk

• Market risk

• Issuer risk

Invests, under normal circumstances, primarily in inflation-adjusted debt securities, including inflation-indexed bonds issued by the U.S. Treasury and inflation-indexed securities issued by other entities such as U.S. and foreign corporations and foreign governments.
Small Cap Portfolio	Long-term growth of capital	Equity securities of small-cap companies

• Equity securities risk

• Small-capitalization companies risk

• Securities selection risk

• Foreign investment risk

• Issuer risk

• Indexing risk

• Affiliated fund rebalancing risk

• Active management risk

• Market risk

Invests, under normal circumstances, at least 80% of net assets in equity securities of small-cap companies.

28	SunAmerica Series Trust

SUNAMERICA SERIES TRUST

Portfolio	Investment Goal	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
SA AB Growth Portfolio	Long-term growth of capital	Growth

• Equity securities risk

• Preferred stock risk

• Growth stock risk

• Small and medium sized companies risk

• Technology company risk

• Active trading risk

• Market risk

• Management risk

• Depositary receipts risk

• Issuer risk

• Affiliated fund rebalancing risk

Invests primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior long-term earnings growth.
Capital Growth Portfolio	Capital appreciation	Growth

• Equity securities risk

• Growth stock risk

• Management risk

• Small and medium sized companies risk

• Large-cap companies risk

• Market risk

• Convertible securities risk

• Depositary receipts risk

• Warrants and rights risk

• Active trading risk

• Issuer risk

• Affiliated fund rebalancing risk

Invests in equity securities of U.S. issuers, such as common stocks, rights and warrants, securities, convertible into or exchangeable for common stocks, and depositary receipts relating to equity securities.
Cash Management Portfolio	Current income consistent with liquidity and preservation of capital	Money market securities

• Risk of investing in money market securities

• Interest rate fluctuations risk

• U.S. government obligations risk

• Repurchase agreements risk

• Mortgage- and asset-backed securities risk

• Concentration risk

• Illiquidity risk

• Management risk

• Credit risk

• Call risk

• Issuer risk

• Affiliated fund rebalancing risk

Invests in a diversified selection of money market instruments. The Portfolio may invest in fixed income securities (consisting of U.S. treasury bills, agency discount notes, corporate debt instruments and asset-backed securities) and short-term investments (consisting of commercial paper, repurchase agreements and bank obligations), with fixed, floating or variable rates of interest.
Corporate Bond Portfolio	High total return with only moderate price risk	Fixed income

• Risk of investing in bonds

• Risk of investing in junk bonds

• Foreign investment risk

• Illiquidity risk

• Credit default swap risk

• Derivatives risk

• Leverage risk

• Hedging risk

• Market risk

• Counterparty risk

• Credit risk

• Call risk

• Issuer risk

• Interest rate fluctuations risk

• Management risk

• Loan participation and assignment risk

Invests, under normal market conditions, at least 80% of net assets in corporate bonds. The Portfolio invests primarily in investment grade fixed income securities, but may invest up to 35% of its assets in securities rated below investment grade, or “junk bonds.”

29	SunAmerica Series Trust

Portfolio	Investment Goal	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
• When-issued and delayed delivery transactions risk • Affiliated fund rebalancing risk
Davis Venture Value Portfolio	Growth of capital	Value

• Equity securities risk

• Value investing risk

• Large-cap companies risk

• Small and medium sized companies risk

• Financial institutions sector risk

• Foreign investment risk

• Emerging markets risk

• Market risk

• Issuer risk

• Management risk

• Affiliated fund rebalancing risk

Invests principally in common stocks of companies with market capitalizations of at least $10 billion, but may also invest in stocks with smaller capitalizations. The Portfolio may invest in foreign securities, including emerging market securities (up to 20% of net assets).
“Dogs” of Wall Street Portfolio	Total return (including capital appreciation and current income)	“Buy and hold” strategy, according to which the Portfolio invests in high- dividend- yielding common stocks selected quarterly from the Dow Jones Industrial Average and the broader market	• Equity securities risk • Disciplined strategy risk • Sector risk • Market risk • Affiliated fund rebalancing risk	Employs a passively managed “buy and hold” strategy that quarterly selects the following 30 stocks: 1) the 10 highest yielding common stocks in the Dow Jones Industrial Average, and 2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets with capitalizations of at least $1 billion, and which have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends.
Equity Index Portfolio	Results that correspond with the performance of the stocks included in the Standard & Poor’s 500® Composite Stock Price Index	Common stocks included in the Standard & Poor’s 500® Composite Stock Price Index	• Equity securities risk • Failure to match index performance • “Passively managed” strategy risk • Derivatives risk • Market risk • Issuer risk • Affiliated fund rebalancing risk	Invests, under normal circumstances, at least 90% of net assets in common stocks included in the Standard & Poor’s 500® Composite Stock Price Index.
Equity Opportunities Portfolio	Long term capital appreciation	Growth; Value

• Equity securities risk

• Large-cap companies risk

• Small and medium sized companies risk

• Foreign investment risk

• Emerging markets risk

• Growth stock risk

• Value investing risk

• Preferred stock risk

• Warrants and rights risk

• Management risk

• Market risk

• Model risk

• Issuer risk

• Affiliated fund rebalancing risk

Invests, under normal circumstances, at least 80% of net assets in equity investments selected for their potential to achieve capital appreciation over the long-term. The Portfolio focuses generally on large capitalization companies.

30	SunAmerica Series Trust

Portfolio	Investment Goal	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Foreign Value Portfolio	Long-term growth of capital	Value; International

• Foreign investment risk

• Emerging markets risk

• Equity securities risk

• Credit risk

• Risk of investing in bonds

• Illiquidity risk

• Value investing risk

• Country, sector or industry focus risk

• Large-cap companies risk

• Small- and medium-sized companies risk

• Currency volatility risk

• Foreign soverign debt risk

• Depositary receipts risk

• Issuer risk

• Management risk

• Market risk

• Affiliated fund rebalancing risk

Invests, under normal circumstances, at least 80% of net assets in equity and debt securities of companies and governments outside the U.S., including emerging markets. The Portfolio invests in companies across all market capitalization ranges, including mid- and small-cap companies.
Global Bond Portfolio	High total return, emphasizing current income and, to a lesser extent, capital appreciation	Fixed income

• Active trading risk

• Risk of investing in bonds

• Interest rate fluctuations risk

• Foreign investment risk

• Emerging markets risk

• Currency volatility risk

• Credit quality risk

• Credit risk

• Non-diversification risk

• U.S. government obligations risk

• Call risk

• Management risk

• Market risk

• Foreign sovereign debt risk

• Mortgage- and asset-backed securities risk

• Non-hedging foreign currency trading risk

• Inverse floaters

• Country focus risk

• Illiquidity risk

• Issuer risk

• Sector risk

• Affiliated fund rebalancing risk

Invests, under normal circumstances, at least 80% of net assets in high quality fixed income securities of U.S. and foreign issuers. Fixed income securities in which the Portfolio may invest include U.S. and non-U.S. government securities, investment grade corporate bonds and mortgage- and asset-backed securities.
Global Equities Portfolio	Long-term growth of capital	Growth; Value

• Equity securities risk

• Large-cap companies risk

• Small and medium size companies risk

• Foreign investment risk

• Emerging markets risk

• Growth stock risk

• Value investing risk

• Active trading risk

• Issuer risk

• Management risk

• Market risk

• Currency volatility risk

• Issuer Risk

• Affiliated fund rebalancing risk

Invests primarily in common stocks, or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engaging in transactions in foreign currencies. Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities of any market capitalization range.

31	SunAmerica Series Trust

Portfolio	Investment Goal	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Growth-Income Portfolio	Growth of capital and income	Value	• Equity securities risk • Large-cap companies risk • Medium sized companies risk • Management risk • Value investing risk • Market risk • Issuer risk • Affiliated fund rebalancing risk	Invests primarily in common stocks of corporations (principally large-cap and mid-cap) that demonstrate the potential for appreciation and/or dividends, as well as stocks with favorable long-term fundamental characteristics.
Growth Opportunities Portfolio	Capital appreciation	Growth

• Equity securities risk

• Small companies risk

• Growth stock risk

• Foreign investment risk

• Emerging markets risk

• Management risk

• Active trading risk

• Real estate industry risk

• Market risk

• Issuer risk

• Affiliated fund rebalancing risk

Invests in equity securities that demonstrate the potential for capital appreciation, issued generally by small-cap companies and in other instruments that have economic characteristics similar to such securities.
High-Yield Bond Portfolio	High current income and, secondarily, capital appreciation	Fixed income

• Risk of investing in bonds

• Risk of investing in junk bonds

• Interest rate fluctuations risk

• Credit quality risk

• Loan risk

• Foreign investment risk

• U.S. government obligations risk

• Call risk

• Active trading risk

• Convertible securities risk

• Preferred stock risk

• Management risk

• Market risk

• Issuer risk

• Affiliated fund rebalancing risk

Invests, under normal circumstances, at least 80% of its net assets in intermediate and long-term corporate obligations, emphasizing high-yield, high-risk fixed income securities (junk bonds) with a primary focus on “B” rated high-yield securities.
International Growth and Income Portfolio	Growth of capital and, secondarily, current income	Value; International

• Equity securities risk

• Value investing risk

• Foreign investment risk

• Emerging markets risk

• Large-cap companies risk

• Medium sized companies risk

• Risk of investing in bonds

• Risk of investing in junk bonds

• Credit quality risk

• Credit risk

• Interest rate fluctuations risk

• Market risk

• Issuer risk

• Management risk

• Affiliated fund rebalancing risk

Invests primarily in common stocks of companies outside the U.S. that are considered undervalued by the market and that are believed to offer a potential for income. The Portfolio primarily invests in large cap foreign stocks, and invests mainly in value stocks.
SA Marsico Focused Growth Portfolio	Long-term growth of capital	Growth

• Equity securities risk

• Issuer risk

• Market risk

• Growth stock risk

• Large-cap companies risk

• Management risk

• Foreign investment risk

• Emerging markets risk

• Non-diversification risk

• Affiliated fund rebalancing risk

Invests, under normal market conditions, at least 65% of assets in equity securities of companies selected for their long-term growth potential. The Portfolio generally holds a core position of 20 to 30 common stocks, and invests primarily in common stocks of large-cap companies.

32	SunAmerica Series Trust

Portfolio	Investment Goal	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
SA MFS® Massachusetts Investors Trust Portfolio	Reasonable growth of income and long term growth and appreciation	Growth; Value

• Equity securities risk

• Convertible securities risk

• Preferred stock risk

• Depositary receipts risk

• Large-cap companies risk

• Growth stock risk

• Value investing risk

• Issuer risk

• Market risk

• Model risk

• Foreign investment risk

• Model risk

• Affiliated fund rebalancing risk

Invests, under normal market conditions, at least 65% of its assets in equity securities. The Portfolio’s assets may be invested in the stocks of growth companies, value companies, or a combination of growth and value companies. The Portfolio generally focuses on companies with large capitalizations.
Mid-Cap Growth Portfolio	Long-term growth of capital	Growth

• Equity securities risk

• Convertible securities risk

• Preferred stock risk

• Medium sized companies risk

• Management risk

• Growth stock risk

• Foreign investment risk

• Emerging markets risk

• Risks of investing in bonds

• Interest rate fluctuations risk

• Credit quality risk

• Credit risk

• Market risk

• Issuer risk

• Affiliated fund rebalancing risk

Invests, under normal circumstances, at least 80% of net assets in equity securities of medium-sized companies that are believed to have above-average growth potential.
Real Estate Portfolio	Total return through a combination of growth and income	Real estate-related securities

• Equity securities risk

• Real estate industry risk

• Sector or industry focus risk

• Small and medium sized companies risk

• Market risk

• Non-diversification risk

• Issuer risk

• Management risk

• Affiliated fund rebalancing risk

Invests, under normal circumstances, at least 80% of assets in securities of companies principally engaged in or related to the real estate industry or that own significant real estate assets or that primarily invest in real estate financial instruments.
Small & Mid Cap Value Portfolio	Long-term growth of capital	Value

• Equity securities risk

• Value investing risk

• Small and medium sized companies risk

• Convertible securities risk

• Foreign investment risk

• Management risk

• Market risk

• Issuer risk

• Warrants and rights risk

• Affiliated fund rebalancing risk

Invests, under normal circumstances, at least 80% of net assets in equity securities of companies with small and medium market capitalizations that are believed to be undervalued.
Small Company Value Portfolio	Long-term growth of capital	Value

• Equity securities risk

• Value investing risk

• Small sized companies risk

• Convertible securities risk

• Preferred stock risk

• Foreign investment risk

• Market risk

• Management risk

• Issuer risk

• Affiliated fund rebalancing risk

Invests, under normal circumstances, at least 80% of net assets in a diversified portfolio of equity securities of small companies that are believed to be undervalued and have the potential for capital appreciation.

33	SunAmerica Series Trust

Portfolio	Investment Goal	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Telecom Utility Portfolio	Total return	Securities of utility companies

• Utility and telecommunications industry risk

• Equity securities risk

• Foreign investment risk

• Emerging markets risk

• Currency volatility risk

• Preferred stock risk

• Convertible securities risk

• Depositary receipts risk

• Risk of investing in bonds

• Risk of investing in junk bonds

• Interest rate fluctuations risk

• Counterparty risk

• Credit risk

• Credit quality risk

• Derivatives risk

• Issuer risk

• Hedging risk

• Market risk

• Management risk

• Small and medium sized companies risk

• Country, sector or industry focus risk

• Forward currency contracts risk

• Large-cap companies risk

• Model risk

• Affiliated fund rebalancing risk

Invests, under normal circumstances, at least 80% of net assets in securities of utility companies. The Portfolio primarily invests in equity securities but may also invest in debt instruments. The Portfolio may invest in companies of any size, and may also invest in foreign securities. The Portfolio intends under normal circumstances to invest in both telecommunications companies and other utility companies.
Total Return Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Fixed income

• Risk of investing in bonds

• Foreign investment risk

• Emerging markets risk

• Interest rate fluctuations risk

• Risk of investing in junk bonds

• Equity securities risk

• Convertible securities risk

• Credit quality risk

• Derivatives risk

• Counterparty risk

• Hedging risk

• Currency volatility risk

• Issuer risk

• Leverage risk

• Market risk

• Mortgage- and asset-backed securities risk

• Loan participation and assignment risk

• Prepayment risk

• Extension risk

• Short sales risk

• U.S. government obligations risk

• Risk of investing in municipal securities

• Active trading risk

• Insurer risk

• Affiliated fund rebalancing risk

Invests, under normal circumstances, at least 80% of net assets in a diversified portfolio of bonds, including U.S. and foreign fixed-income investments with varying maturities. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher.

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For More Information

The following documents contain more information about the Portfolio and are available free of charge upon request:

Annual/Semi-Annual Reports for the Portfolio. Contains financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected the Portfolio’s performance for the most recently completed fiscal year.

Statement of Additional Information (SAI) for the Portfolio. Contains additional information about the Portfolio’s policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this Prospectus.

The Trust’s prospectuses, SAI and semi-annual and annual reports are available at www.aig.com/getprospectus or online through the internet websites of the life insurance companies offering the Portfolio as an investment option. You may obtain copies of these documents or ask questions about the Portfolio at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolio are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

The Trust’s Investment Company Act File No: 811-7238

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The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offeror sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 25, 2016

PROSPECTUS

[                ], 2016

SUNAMERICA SERIES TRUST

VCP Total Return BalancedSM Portfolio

(Class 1 Shares)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

1

Portfolio Summary: VCP Total Return BalancedSM Portfolio

Investment Goal

The Portfolio’s investment goal is to seek capital appreciation and income while managing portfolio volatility.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity contract or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. If the separate account’s fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.86%
Service (12b-1) Fees	None
Other Expenses[1]	0.05%
Total Annual Portfolio Operating Expenses	0.91%

[1]	“Other Expenses” are based on anticipated other expenses payable by Class 1 shares for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$93	$290	$504	$1,120

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the fiscal year ended January 31, 2015, the Portfolio’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its investment goal by investing in a combination of fixed income instruments and derivatives. Under normal circumstances, the Portfolio will invest at least 25% of its total assets in fixed income instruments. For this purpose, “fixed income instruments” include bonds, debt securities and similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may also use forward contracts or derivatives such as options, futures contracts, or swap agreements that have economic characteristics similar to the securities mentioned above. In addition, the subadviser employs a “VCP” (Volatility Control Portfolio) risk management process intended to manage the volatility of the Portfolio’s annual returns.

The Portfolio targets an allocation of approximately 60% of its net assets to a component that gains exposure to equity markets primarily by investing in exchange-traded futures contracts and equity swaps (the “equity component”) and approximately 40% of net assets to a fixed income component. The Portfolio’s investments in the equity component will be used in part to manage the Portfolio’s volatility. Volatility is a statistical measure of the frequency and level of changes in the Portfolio’s returns over time without regard to the direction of those changes. Volatility may result from rapid or dramatic price swings and is not a measure of investment performance.

In the equity component, the subadviser gains exposure to a blend of equity indices primarily by investing in exchange-traded future contracts and equity swaps, but may also purchase other derivative instruments. Under normal market conditions, the target allocations for equity exposure in the equity component as a percent of net portfolio assets will be:

U.S. Large- and Mid-Cap Equity:	40%
Foreign Equity:	15%
U.S. Small-Cap Equity:	5%

Since these derivatives can be purchased with a fraction of the assets needed to purchase the securities that comprise the indices directly, the remainder of the equity component’s assets may be invested in short-term fixed income instruments, including, but not limited to, U.S. Treasuries and agencies, mortgage-backed securities, corporate bonds, floating rate instruments and non-U.S. fixed income securities. The subadviser will actively manage the fixed income instruments in the equity component of the Portfolio with a view toward enhancing the Portfolio’s total return as compared to unmanaged blended equity indices.

The subadviser may increase or decrease the equity component’s net equity exposure to manage the Portfolio’s volatility. Under normal conditions, the Portfolio targets an approximate 10% annualized volatility level for the Portfolio’s returns over time. The subadviser monitors the Portfolio’s forecasted volatility on a daily basis but will generally not take

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Portfolio Summary: VCP Total Return BalancedSM Portfolio

action to manage the Portfolio’s net equity exposure if the forecasted volatility is near the target. In more volatile market environments, the subadviser may decrease the equity component’s net equity exposure to attempt to reduce volatility. When market volatility is low, the subadviser may increase the equity component’s net equity exposure to attempt to enhance returns. The subadviser adjusts the equity component’s net equity exposure primarily by increasing or decreasing the exposure to U.S. large- and mid-cap equities. The subadviser will seek to reduce exposure to certain downside risks by implementing various hedging transactions. These hedging transactions seek to reduce the Portfolio’s exposure to certain severe, unanticipated market events that could significantly detract from returns. There can be no assurance that investment decisions made in seeking to manage the Portfolio’s volatility will achieve the desired results.

The Portfolio’s net equity exposure is primarily adjusted through the use of derivatives, such as futures contracts, equity index swaps and equity options. The subadviser may reduce the Portfolio’s net equity exposure to approximately 25% of net assets or may increase the Portfolio’s net equity exposure to approximately 80% of net assets. These limits may prevent the Portfolio from achieving its target volatility. When the Portfolio engages in derivatives transactions to increase the Portfolio’s net equity exposure, it is using derivatives for speculative purposes and may use leverage.

The subadviser manages the portion of the Portfolio allocated to the fixed income component using a total return strategy that attempts to outperform the Barclays U.S. Aggregate Bond Index. The fixed income component will invest primarily in investment grade debt securities, but may also invest in securities with lower ratings. The subadviser will seek to outperform the index by managing the Portfolio’s duration, issue selection, sector exposure, and other factors relative to the index. The target exposure to the fixed income component is determined without regard to the level of the Portfolio’s net equity exposure.

The Portfolio may invest up to 15% of its total assets in fixed income instruments of issuers based in countries with developing (or “emerging market”) economies. The Portfolio may invest up to 30% of its total assets in fixed income instruments denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated fixed income instruments of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.

The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest in short sales. The subadviser may use active trading to achieve its objective.

The Portfolio uses derivative instruments as part of its investment strategies. Generally, derivatives are financial contracts whose value depend upon, or are derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). The subadviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed.

Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goal. If the value of the assets of the Portfolio goes down, you could lose money.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information about the Portfolio’s Investment Strategies and Investment Risks” and the “Glossary” under “Risk Terminology” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its investment goal, which are not described here.

Counterparty Risk – Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may

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Portfolio Summary: VCP Total Return BalancedSM Portfolio

experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Credit Risk – The risk that an issuer will default on interest or principal payments. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government.

Currency Volatility Risk – The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Derivatives Risk – A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.

Emerging Markets Risk – The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The Portfolio may be exposed to emerging market risks directly (through investments in emerging market issuers)

or indirectly (through certain futures contracts and other derivatives whose value is based on emerging market indices or securities).

Equity Securities Risk – This is the risk that stock prices will fall over short or extended periods of time. The Portfolio is indirectly exposed to this risk through its investments in futures contracts and other derivatives. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Extension Risk – The risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances the value of the obligation will decrease, and the Portfolio will also suffer from the inability to invest in higher yielding securities.

Floating Rate Securities Risk – Floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline.

Foreign Investment Risk. Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Futures Risk – A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may be illiquid. In addition,

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Portfolio Summary: VCP Total Return BalancedSM Portfolio

there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.

Hedging Risk – A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Illiquidity Risk – When there is little or no active trading market for specific types of investments, it can become more difficult to sell them at or near their perceived value. In such a market, the value of such investments and the Portfolio’s share price may fall dramatically. To the extent that the Portfolio invests in non-investment grade fixed income securities, it will be especially subject to the risk that during certain periods, the liquidity of particular issues or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate. Derivatives may also be subject to illiquidity risk.

Interest Rate Fluctuations Risk – Fixed income instruments may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income instruments usually tends to vary inversely with the level of interest rates. As interest rates rise, the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon fixed income instruments tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise.

Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Large-Cap Companies Risk – The Portfolio is indirectly exposed to the risks associated with large-cap companies through its investments in derivatives. Large-cap companies tend to go in and out of favor based on market and economic conditions.

Market Risk – The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the subadviser’s assessment of securities may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Mortgage- and Asset-Backed Securities Risk – Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Prepayment Risk – Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by the Portfolio may exhibit price characteristics of longer-term debt securities.

Regulatory Risk – The Portfolio is deemed a “commodity pool” and SAAMCo is considered a “commodity pool operator” with respect to the Portfolio under the Commodity Exchange Act. SAAMCo is therefore subject to dual regulation by the Securities and Exchange Commission (the “CFTC”). Due to recent regulatory changes, SAAMCo and the Portfolio are currently assessing what, if any, additional regulatory requirements may be imposed and additional expenses may be incurred by the Portfolio. The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time.

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Portfolio Summary: VCP Total Return BalancedSM Portfolio

Risk of Conflict with Insurance Company Interests – Managing the Portfolio’s volatility may reduce the risks assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the affiliated insurance companies providing these guaranteed benefits are generally aligned, the affiliated insurance companies (and the adviser by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their volatility.

Risks of Investing in Bonds – As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Risks of Leverage – Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Portfolio’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments. The Portfolio may also engage in other transactions that expose it to leverage risk. Such transactions may include, among others, reverse repurchase agreements and the use of when-issued, delayed delivery or forward commitment transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.

Roll Transactions Risk – Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the subadviser’s ability to predict interest rates correctly and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

Securities Selection Risk – A strategy used by the Portfolio, or individual securities selected by the subadviser, may fail to produce the intended return.

Short Sales Risk – Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

Small- and Mid-Cap Companies Risk – The Portfolio is indirectly exposed to the risks associated with small- and mid-cap companies through its investments in futures and other derivatives. It may be difficult to obtain reliable information and financial data about these companies. Securities of mid-cap companies are usually more volatile and entail greater risks than securities of large companies. In addition, small- and mid-cap companies may be traded in over-the-counter (“OTC”) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices.

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; these securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Volatility Management Risk – There can be no assurance that investment decisions made in seeking to manage portfolio volatility will be successful. In addition, the minimum and maximum equity exposure limits may prevent the subadviser from fully managing portfolio volatility in certain market environments. The Portfolio’s performance may be lower than similar portfolios that do not seek to manage volatility. If the subadviser increases the Portfolio’s net equity exposure and equity markets decline, the Portfolio may underperform

5	SunAmerica Series Trust

Portfolio Summary: VCP Total Return BalancedSM Portfolio

traditional or static allocation funds. Likewise, if the subadviser reduces the Portfolio’s net equity exposure and equity markets rise, the Portfolio may also underperform. The Portfolio is also subject to the risk that the subadviser may be prevented from trading certain derivatives effectively or in a timely manner.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index, MSCI EAFE Index (net), Russell 2000® Index, Barclays U.S. Aggregate Bond Index, and a Blended Index. The Blended Index consists of 40% S&P 500 Index, 15% MSCI EAFE Index (net), 5% Russell 2000 Index and 40% Barclays U.S. Aggregate Bond Index. Class 1 shares do not have a performance history as of the date of this Prospectus. As a result, the Bar Chart and Table give you a picture of the long-term performance for Class 3 shares of the Portfolio, which are not offered in this Prospectus. The performance of Class 1 shares would be substantially similar to Class 3 shares and differ only to the extent that Class 1 shares and Class 3 shares have different expenses. Fees and expenses incurred at the contract level are not reflected in the Bar Chart or Table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 3 Shares)

During the period shown in the bar chart, the highest return for a quarter was [    ]% (quarter ended [    ]) and the lowest return for a quarter was [     ]% (quarter ended [    ]). The year to date calendar return as of [                ] was [    ]%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year		5 Years	10 Years	Since Inception 05/01/13
Class 3 Shares	[	]%	N/A	N/A	[	]%
S&P 500® Index	[	]%	N/A	N/A	[	]%
MSCI EAFE Index (net)	[	]%	N/A	N/A	[	]%
Russell 2000 Index	[	]%	N/A	N/A	[	]%
Barclays U.S. Aggregate Bond Index	[	]%	N/A	N/A	[	]%
Blended Index	[	]%	N/A	N/A	[	]%

Investment Adviser

The Portfolio’s investment adviser is SAAMCo. The Portfolio is subadvised by Pacific Investment Management Company, LLC (“PIMCO”).

Portfolio Managers

Name	Portfolio Manager Since	Title
PIMCO
Josh Davis, PhD.	2013	Executive Vice President and Portfolio Manager
Josh Thimons	2013	Managing Director and Portfolio Manager

6	SunAmerica Series Trust

Important Additional Information

Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies (“Separate Accounts”). Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums.

Tax Information

The Portfolio will not be subject to U.S. federal income tax on the investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however, you may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from such tax deferred arrangements. You should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

7	SunAmerica Series Trust

Additional Information about the Portfolio’s Investment Strategies and Investment Risks

In addition to the Portfolio’s principal investments discussed in the Portfolio Summary, the Portfolio may from time-to-time invest in additional securities and utilize various other investment techniques. Descriptions of these investments and risks are included in the “Glossary” section under “Investment Terminology” and “Risk Terminology” in this Prospectus. In addition to the securities and techniques described in this Prospectus, there are other securities and investment techniques in which the Portfolio may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are described in the Trust’s Statement of Additional Information, which you may obtain free of charge (see back cover).

From time to time, the Portfolio may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. There is no limit on the Portfolio’s investments in money market securities for temporary defensive purposes. If the Portfolio takes such a temporary defensive position, it may not achieve its investment goal.

Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in the Portfolio through one of the Variable Contracts. Percentage limitations may be calculated based on the Portfolio’s total or net assets. “Total assets” means net assets plus liabilities (e.g., borrowings). If not specified as net assets, the percentage is calculated based on total assets.

The principal investment goal and strategies for the Portfolio are non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. Shareholders will be given at least 60 days’ written notice in advance of any change to the Portfolio’s investment goal.

More Information about the Portfolio

The Portfolio may invest in exchange-traded funds subject to the limitations under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as the subadviser may deem appropriate. The Portfolio’s fixed income component may also invest up to 5% of the Portfolio’s total assets in high yield securities (“junk bonds”) rated CCC or higher by Moody’s Investor Services (“Moody’s”), or equivalently rated by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or, if unrated, determined by the subadviser to be of comparable quality. The Portfolio’s equity component may not invest in high yield securities (“junk bonds”).

The subadviser may also invest directly in equity securities, including foreign or emerging market equity securities, if deemed advisable to achieve its objective and in forward currency contracts to protect against changes in currency exchange rates. In addition to the principal risks described in the Portfolio Summary under “Principal Risks of Investing in the Portfolio,” the Portfolio is subject to the following additional risks, which are described in the “Glossary” under “Risk Terminology”: Forward Currency Contract Risk, Investment Company Risk, Loan Participation and Assignment Risk, Risk of Investing in Junk Bonds, Risks of Investing in Municipal Securities, and Tax Risk.

The Portfolio’s use of derivatives also subjects the Portfolio to certain additional risks. You can read more about these risks under “Additional Information about Derivatives Risks” in the “Glossary” under the “Risk Terminology” section.

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Glossary

Investment Terminology

Capital appreciation/growth is an increase in the market value of securities held.

Defensive investments include high quality fixed income securities, repurchase agreements and other money market instruments. The Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When the Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Portfolio may not achieve its investment goal.

A derivative is a financial instrument, such as an option or futures contract, whose value is based on the performance of an underlying asset or an external benchmark, such as the price of a specified security or an index.

An “emerging market” country is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of “Foreign securities” for additional information.

Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. The Portfolio gains exposure to equity securities primarily by purchasing and selling derivatives such as exchange-traded equity index futures contracts and equity swaps.

Exchange Traded Funds (ETFs) are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. Although, lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost. The Portfolio’s ability to invest in ETFs is limited by the Investment Company Act.

Fixed income instruments and fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

•	Agency discount notes are high credit quality, short-term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

•	Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•	An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the subadviser). The two best-known debt rating agencies are S&P and Moody’s. Investment grade refers to any security rated “BBB-” or above by S&P or Fitch, or “Baa3” or above by Moody’s, or if unrated, determined to be of comparable quality by the subadviser.

•	A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•	Mortgage-related and other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property.

•	Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

•	Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

•

U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are generally considered to be of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they

9	SunAmerica Series Trust

Glossary

will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

•	Zero-coupon bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies, American Depositary Receipts (“ADRs”) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by adviser or subadviser. Foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

“High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default.

Income is interest payments from bonds or dividends from stocks.

Market capitalization ranges. The Portfolio may invest in derivative instruments valued based on an underlying index comprised of large, medium or small-cap companies. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company.

The market capitalization of the companies and the indices described below change over time.

•	Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on [May 31, 2015], the market capitalization range of the companies in the Index was approximately [$2.2 billion to $545.2 billion].

•	Mid-Cap companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on [May 31, 2015], the market capitalization range of the companies in the Index was [$2.2 billion to $27.1 billion].

•	Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on [May 31, 2015], the market capitalization range of the companies in the Index was [$169 million to $4 billion].

“Net assets” when referred to under “Investment Goals and Principal Strategies” for the Portfolio takes into account borrowings for investment purposes.

Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. The Portfolio may purchase listed options on various indices in which it may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. The Portfolio may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if

10	SunAmerica Series Trust

Glossary

the option is exercised) to enter into an underlying swap on agreed-upon terms. When the Portfolio purchases an over-the-counter swaption, it increases its credit risk exposure to the counterparty.

Roll transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

The SEC is an abbreviation for the United States Securities and Exchange Commission.

Short sales involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions, the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. The Portfolio is not required to make short sales “against the box.” A short sale is “against the box” to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

Short-term investments include money market securities such as short-term U.S. Government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide the Portfolio with sufficient liquidity to meet redemptions and cover expenses.

Variable and floating rate obligations normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

Risk Terminology

Counterparty Risk – Counterparty risk is the risk that a counterparty to a security or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Credit Risk – The risk that an issuer will default on interest or principal payments. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government.

Currency Volatility Risk – The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Depositary Receipts Risk – Depositary receipts, such as ADRs, and other depositary receipts, including GDRs and EDRs, are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives Risk – A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk. (see “Additional Information about Derivatives Risks,” below).

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Glossary

Emerging Markets Risk – The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The Portfolio may be exposed to emerging market risks directly (through investments in emerging market issuers) or indirectly (through certain futures contracts and other derivatives whose value is based on emerging market indices or securities).

Equity Securities Risk – This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The Portfolio is indirectly exposed to this risk through its investments in futures contracts and other derivatives.

Extension Risk – The risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances the value of the obligation will decrease, and the Portfolio will also suffer from the inability to invest in higher yielding securities.

Floating Rate Securities Risk – Floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline.

Foreign Investment Risk – Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Forward Currency Contract Risk – The Portfolio may enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the Portfolio will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The Portfolio will not generally attempt to protect against all potential changes in exchange rates. The Portfolio will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the SEC. To the extent a forward currency contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Futures Risk – A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.

Hedging Risk – A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

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Glossary

Illiquidity Risk – When there is little or no active trading market for specific types of investments, it can become more difficult to sell them at or near their perceived value. In such a market, the value of such investments and the Portfolio’s share price may fall dramatically. To the extent the Portfolio invests in non-investment grade fixed income securities, it will be especially subject to the risk that during certain periods, the liquidity of particular issues or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate. Derivatives may also be subject to illiquidity risk.

Interest Rate Fluctuations Risk – Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income instruments usually tends to vary inversely with the level of interest rates. As interest rates rise, the value of such instruments typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon fixed income instruments tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise.

Investment Company Risk – The risks of the Portfolio owning other investment companies, including ETFs, generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in these investments could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities held by the other investment companies purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in such securities. Other investment companies also have fees that increase their costs versus owning the underlying securities directly.

Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Large-Cap Companies Risk – The Portfolio is indirectly exposed to the risks associated with large-cap companies through its investments in derivatives. Large-cap companies tend to go in and out of favor based on market and economic conditions.

Loan Participation and Assignment Risk – Typically, there is no liquid market for such securities; the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolios’ liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its net asset value.

Market Risk – The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the subadviser’s assessment of securities may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Mortgage- and Asset-Backed Securities Risk – Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Prepayment Risk – Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by the Portfolio may exhibit price characteristics of longer-term debt securities.

Regulatory Risk – The Portfolio is deemed a “commodity pool” and SAAMCo is considered a “commodity pool operator” with respect to the Portfolio under the Commodity Exchange Act. SAAMCo is therefore subject to dual regulation by the

13	SunAmerica Series Trust

Glossary

Securities and Exchange Commission (the “CFTC”). Due to recent regulatory changes, SAAMCo and the Portfolio are currently assessing what, if any, additional regulatory requirements may be imposed and additional expenses may be incurred by the Portfolio. The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time.

Risk of Conflict with Insurance Company Interests – Managing the Portfolio’s volatility may reduce the risks assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the affiliated insurance companies providing these guaranteed benefits are generally aligned, the affiliated insurance companies (and the adviser by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their volatility.

Risk of Investing in Junk Bonds – The Portfolio may invest in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Risks of Investing in Bonds – As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Risks of Investing in Municipal Securities – Municipal fixed income securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Risks of Leverage – Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Portfolio’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments. The Portfolio may also engage in other transactions that expose it to leverage risk. Such transactions may include among others, reverse repurchase agreements and the use of when-issued, delayed delivery or forward commitment transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.

Roll Transactions Risk – Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the subadviser’s ability to predict interest rates correctly and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

Securities Selection Risk – A strategy used by the Portfolio, or individual securities selected by the subadviser, may fail to produce the intended return.

Short Sales Risk – Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

Small- and Mid-Cap Companies Risk – The Portfolio is indirectly exposed to the risks associated with small- and mid-cap companies through its investments in futures and other derivatives. Small-cap companies tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of small- and mid-cap companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and mid-cap companies may be traded in OTC markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause

14	SunAmerica Series Trust

Glossary

these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices.

Tax Risk – The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain, to suspend or eliminate holding periods of positions, and/or to defer realized losses, potentially increasing the amount of taxable distributions, and of ordinary income distributions in particular. The Portfolio’s use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Portfolio’s taxable income or gains and distributions to shareholders.

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Volatility Management Risk – There can be no assurance that investment decisions made in seeking to manage portfolio volatility will be successful. In addition, the minimum and maximum equity exposure limits may prevent the subadviser from fully managing portfolio volatility in certain market environments. The Portfolio’s performance may be lower than similar portfolios that do not seek to manage volatility. If the subadviser increases the Portfolio’s net equity exposure and equity markets decline, the Portfolio may underperform traditional or static allocation funds. Likewise, if the subadviser reduces the Portfolio’s net equity exposure and equity markets rise, the Portfolio may also underperform. The Portfolio is also subject to the risk that the subadviser may be prevented from trading certain derivatives effectively or in a timely manner.

Additional Information About Derivatives Risks

The following provides more detailed information about risks that apply specifically to the derivatives used by the Portfolio.

Credit Risk – The use of many derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a

“counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if the subadviser does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Lack of Availability – Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the subadviser may wish to retain the Portfolio’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Leverage Risk – Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate, or “earmark,” assets determined to be liquid by the subadviser to cover its obligations under derivative instruments.

Liquidity Risk – Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Management Risk – Derivative products are highly specialized instruments that require investment techniques and risk analysis different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Market and Other Risks – Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio’s interest. If the subadviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not

15	SunAmerica Series Trust

Glossary

entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange traded fund would not correlate perfectly with the index upon which the exchange traded fund is based because the Portfolio’s return is net of fees and expenses. In addition, the Portfolio’s use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

About the Indices

The Barclays U.S. Aggregate Bond Index combines several fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

The MSCI EAFE Index (net)* measures the performance of companies representative of the market structure of 22 countries in Europe, Australasia and the Far East. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index and is widely recognized as representative of small-cap stocks. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

*The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

16	SunAmerica Series Trust

Management

Information about the Investment Adviser and Manager

SAAMCo serves as investment adviser and manager for the Portfolio. SAAMCo oversees the subadviser’s management of the Portfolio, provides various administrative services and supervises the daily business affairs of the Portfolio. SAAMCo is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $71.3 billion as of January 31, 2016. SAAMCo is a wholly-owned subsidiary of American General Life Insurance Company, and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for new or existing portfolios, change the terms of particular agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any subadviser changes. Affiliated subadvisers selected and approved by the Board are subject to shareholder approval.

Shareholders have the right to terminate an agreement with the subadviser for the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio.

A discussion regarding the basis for the Board’s approval of the investment advisory and subadvisory agreements for the Portfolio is available in the Trust’s Annual Report to shareholders for the period ended [January 31, 2016].

In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Series Trust, Seasons Series Trust, SunAmerica Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Specialty Series, VALIC Company I and VALIC Company II.

Management Fee. For the period ended January 31, 2016, the Portfolio paid management fees at the effective rate of 0.86% of its average daily net assets.

Information about the Subadviser

The subadviser is responsible for managing the day-to-day investments of the Portfolio. The portfolio managers who have primary responsibility for the day-to-day management of the Portfolio are set forth herein. The management team’s members share responsibility in making investment decisions on behalf of the Portfolio and no team member is limited in his/her role with respect to the management team.

SAAMCo compensates the subadviser out of the advisory fees that it receives from the Portfolio. SAAMCo may terminate the agreement with the subadviser without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio, and the structure and method used by the subadviser to determine their compensation.

Pacific Investment Management Company, LLC (PIMCO) provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2015, PIMCO had approximately $[    ] trillion in assets under management. PIMCO’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

Mr. Thimons is a managing director and portfolio manager in the Newport Beach office, focusing on interest rate derivatives. Prior to joining PIMCO in 2010, he was a managing director for the Royal Bank of Scotland, where he managed an interest rate proprietary trading group in Chicago. Previously, he was a senior vice president in portfolio management for Citadel Investment Group, focusing on interest rate and volatility trading. Prior to this, he was a director for Merrill Lynch Capital Services, managing an over-the-counter interest rate options market making desk. He has 15 years of investment experience and holds an undergraduate degree and an MBA from the Wharton School of the University of Pennsylvania.

Mr. Davis is an executive vice president in the global quantitative portfolio group in the Newport Beach office. He focuses on portfolio solutions and quantitative strategy, including asset allocation, tail risk hedging, foreign exchange and variable annuities. Prior to joining PIMCO in 2008, he was a consulting strategist with Prime International Trading in Chicago. He has five years of investment experience and holds a Ph.D. in economics with an emphasis on macroeconomics and finance from Northwestern University, where he also earned his master’s degree. He holds undergraduate degrees in pure mathematics and management science from the University of California, San Diego.

Information about the Distributor

AIG Capital Services, Inc. (formerly, SunAmerica Capital Services, Inc.) (the “Distributor”) distributes the Portfolio’s shares and incurs the expenses of distributing the Portfolio’s shares under a Distribution Agreement with respect to the Portfolio, none of which are reimbursed by or paid for by the Portfolio. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

17	SunAmerica Series Trust

Management

Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust’s assets. VALIC Retirement Services Company is the Trust’s Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

18	SunAmerica Series Trust

Account Information

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SAAMCo, the Trust’s investment adviser and manager. The term “manager” as used in this Prospectus means either SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by Separate Accounts of the life insurance companies. If you would like to invest in the Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. This Portfolio offers only Class 1 and Class 3 shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company Separate Accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

Transaction Policies

Valuation of shares. The net asset value per share (“NAV”) for the Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of the Portfolio by the number of the Portfolio’s outstanding shares.

Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable.

Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved and periodically revised by the Board. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Investments in registered investment companies that do not trade on an exchange are valued at the end of the day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. The Prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, the Portfolio will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the securities. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange.

The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity index futures contracts, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Because Class 3 shares are subject to service fees, while Class 1 shares are not, the NAV of the Class 3 shares will generally be lower than the NAV of the Class 1 shares of the Portfolio.

The Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of the Portfolio’s securities may change on days when the Trust is not open for purchases or redemptions.

Buy and sell prices. The Separate Accounts buy and sell shares of the Portfolio at NAV, without any sales or other charges.

19	SunAmerica Series Trust

Account Information

Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern Time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

If trading is halted or restricted on the NYSE or under other emergency conditions described in the 1940 Act, the Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer.

Frequent Purchases and

Redemptions of Shares

The Portfolio, which is offered only through Variable Contracts, is intended for long-term investment and not as a frequent or short-term trading (“market timing”) vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolio.

The Board has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of the Portfolio’s performance or its participants. Market timing can disrupt the ability of a manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolio. In addition, market timing may increase the Portfolio’s expenses through increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on the Portfolio’s performance.

To the extent the Portfolio invests significantly in foreign securities, it may be particularly vulnerable to market timing due to time zone differences between the foreign markets on which the Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s NAV is calculated. Market timers may purchase shares of the Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s NAV. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies – Valuation of Shares”).

Shares of the Portfolio are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolio must rely on the Separate Accounts to both monitor market timing and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above.

The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company Separate Accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, which the Trust determines not to be in the best interest of the Portfolio. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company Separate Account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolio and any fees that may apply.

Payments in Connection with Distribution

Certain life insurance companies affiliated with SAAMCo receive revenue sharing payments from SAAMCo and certain subadvisers in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolio, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolio or from investment management fees received by the adviser or subadviser.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolio’s securities are described in the Statement of Additional Information.

20	SunAmerica Series Trust

Account Information

Dividend Policies and Taxes

Distributions. The Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net investment income and net realized gains, if any, are paid annually.

Distribution Reinvestments.  The dividends and distributions will be reinvested automatically in additional shares of the Portfolio. The per share dividends on Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the Portfolio as a result of the fact that Class 3 shares are subject to service fees, while Class 1 shares are not.

Taxability of the Portfolio.  The Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as the Portfolio is qualified as a regulated investment company, it will not be subject to U.S. federal income tax on the earnings that it distributes to its shareholders.

The Portfolio receives dividend income from U.S. sources and will annually report certain amounts of its dividends paid as eligible for the dividends received deduction. If the Portfolio incurs foreign taxes, it will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolio. The benefits to the life insurance companies will not be passed to you or the Portfolio.

The Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If the Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Variable Contracts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for U.S. federal income tax purposes, and income and gains earned inside the Variable Contracts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified in the future.

21	SunAmerica Series Trust

Financial Highlights

The following Financial Highlights tables for the Portfolio are intended to help you understand the Portfolio’s financial performance since inception. Since Class 1 shares of the Portfolio have no performance history, the financial information in the Financial Highlights tables below shows the Portfolio’s financial performance for the periods indicated for Class 3 shares of the Portfolio. Although Class 3 shares are not offered in this Prospectus, Class 3 shares would have substantially similar performance to the Class 1 shares offered in this Prospectus because Class 3 shares and Class 1 shares are invested in the same portfolio of securities and performance would differ only to the extent that Class 3 shares and Class 1 shares do not have the same expenses. The actual return of Class 1 shares would have been higher than that of Class 3 shares because Class 1 shares have lower expenses than Class 3 shares. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by [                 ], whose report, along with the Portfolio’s financial statements, is included in the Trust’s Annual Report to shareholders, which is available upon request.

[Financial Highlights]

22	SunAmerica Series Trust

For More Information

The following documents contain more information about the Portfolio and are available free of charge upon request:

Annual and Semi-Annual Reports for the Portfolio contain the Portfolio’s financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected the performance of the Portfolio during the most recently completed fiscal year.

Statement of Additional Information (SAI) for the Portfolio contains additional information about the Portfolio’s policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this Prospectus.

The Trust’s prospectuses, SAIs and semi-annual and annual reports are available at www.aig.com/getprospectus or online through the internet websites of the life insurance companies offering the Portfolio as an investment option. You may obtain copies of these documents or ask questions about the Portfolio at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolio are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

The Trust’s Investment Company Act File No: 811-7238

23	SunAmerica Series Trust

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offeror sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 25, 2016

PROSPECTUS

[            ], 2016

SUNAMERICA SERIES TRUST

VCPSM Value Portfolio

(Class 1 Shares)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

1

Risk Terminology	10
About the Indices	14
Management	15
Account Information	17
Financial Highlights	20
For More Information	21

Portfolio Summary: VCPSM Value Portfolio

Investment Goal

The Portfolio’s investment goal is to seek current income and moderate capital appreciation while managing portfolio volatility.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity contract or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. If the separate account’s fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.91%
Service (12b-1) Fees	None
Other Expenses[1]	0.04%
Total Annual Portfolio Operating Expenses	0.95%

[1]	“Other Expenses” are based on anticipated other expenses payable by Class 1 shares for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$97	$303	$525	$1,166

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the fiscal year ended January 31, 2015, the Portfolio’s portfolio turnover rate was 114% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio invests primarily in equity and fixed income securities, derivatives and other instruments that have economic characteristics similar to such securities that it believes will decrease the volatility level of the Portfolio’s annual returns. Under normal circumstances, the Portfolio invests at least 65% of its net assets in income-producing equity investments, such as dividend paying common or preferred stocks. For purposes of this policy, the Portfolio considers income-producing equity securities to include securities such as dividend paying common stocks and preferred stocks, interest paying convertible securities and zero coupon convertible securities (on which the Portfolio accrues income for tax and accounting purposes but receives no cash). Although the Portfolio invests in the securities of issuers of all capitalization sizes, a substantial number of the issuers in which the Portfolio invests are expected to be large-cap companies. The subadviser also employs a “VCP” (Volatility Control Portfolio) risk management process intended to manage the volatility level of the Portfolio’s annual returns.

In selecting securities for the Portfolio, the subadviser emphasizes a value style of investing; seeking well-established, undervalued companies that the subadviser believes offer the potential for income with safety of principal and long-term growth of capital. The subadviser focuses on undervalued companies with catalysts for improved valuation. Internal and external factors considered by the subadviser as catalysts for improved valuation include new management, operational enhancements, restructurings or reorganizations, improvements in industry conditions or favorable regulatory developments. The subadviser believes a company’s relative attractiveness is a function of its upside potential relative to downside risk. The subadviser may dispose of a security when it has reached the subadviser’s estimate of fair value or when the subadviser identifies a more attractive investment opportunity.

The subadviser may also sell exchange-traded equity index futures contracts and exchange-traded interest rate futures contracts to target a maximum annual volatility level for the Portfolio’s returns of approximately 10%. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns without regard to the direction of those changes. To implement this volatility management strategy, the subadviser will monitor the forecasted annualized volatility of the Portfolio’s returns, placing a greater weight on recent historic data. The subadviser may sell futures contracts as often as daily to lower the Portfolio’s expected volatility level but does not expect to sell futures contracts when the Portfolio’s volatility level is within the target range.

Volatility is not a measure of investment performance. Volatility may result from rapid or dramatic price swings. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio could experience high levels

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Portfolio Summary: VCPSM Value Portfolio

of volatility in both rising and falling markets. Due to market conditions or other factors, the actual or realized volatility of the Portfolio for any particular period of time may be materially higher or lower than the target maximum annual level.

The Portfolio’s target maximum annual volatility level of 10% is not a total return performance target. The Portfolio does not expect its total return performance to be within any specified targeted range. It is possible for the Portfolio to maintain its volatility at or under its target maximum annual volatility level while having negative performance returns. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets, may expose the Portfolio to costs to which it would otherwise not have been exposed, and if unsuccessful may result in substantial losses.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goal. If the value of the assets of the Portfolio goes down, you could lose money.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information about the Portfolio’s Investment Strategies and Investment Risks” and the “Glossary” under “Risk Terminology” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its investment goal, which are not described here.

Active Trading Risk – A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Call Risk – The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Convertible Securities Risk – The value of convertible securities may be affected by market interest rate fluctuations,

credit risk and the value of the underlying common stock into which these securities may be converted. Issuers may have the right to buy back or “call” certain convertible securities at a time unfavorable to the Portfolio.

Credit Risk – The risk that an issuer will default on interest or principal payments. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government.

Derivatives Risk – A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, illiquidity risk and interest rate fluctuations risk. Since the Portfolio primarily uses exchange-traded equity index futures contracts and exchange-traded interest rate futures contracts, the primary risks associated with the Portfolio’s use of derivatives are market risk and hedging risk.

Equity Securities Risk – This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

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Portfolio Summary: VCPSM Value Portfolio

Futures Risk – A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.

Hedging Risk – A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Illiquidity Risk –When there is little or no active trading market for specific types of investments, it can become more difficult to sell them at or near their perceived value. In such a market, the value of such investments and the Portfolio’s share price may fall dramatically.

Income Risk – The ability of the Portfolio’s equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on debt securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, distributions to shareholders from the Portfolio may drop as well.

Interest Rate Fluctuations Risk – Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise, the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon fixed income securities tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise.

Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Large-Cap Companies Risk – Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Market Risk – The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the subadviser’s assessment of securities may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Preferred Stock Risk – Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stock usually does not require the issuer to pay dividends and may permit the issuer to defer dividend payments. Deferred dividend payments could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.

Risk of Conflict with Insurance Company Interests – Managing the Portfolio’s volatility may reduce the risks assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the affiliated insurance companies providing these guaranteed benefits are generally aligned, the affiliated insurance companies (and the adviser by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their volatility.

Risks of Investing in Bonds – As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Risks of Leverage – Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Portfolio’s use of certain

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Portfolio Summary: VCPSM Value Portfolio

economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments.

Securities Selection Risk – A strategy used by the Portfolio, or individual securities selected by the subadviser, may fail to produce the intended return.

Short Sales Risk – When the Portfolio sells futures contracts, the Portfolio is exposed to the risks associated with short sales. Short sales involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

Small and Medium Sized Companies Risk – Companies with smaller market capitalization (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolio determines relative market capitalizations using U.S. standards. Accordingly, the market capitalizations of the Portfolio’s non-U.S. investments, as determined by the subadviser, may not correspond to the market capitalizations of such companies as measured outside the United States.

Value Investing Risk – The subadviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Volatility Control Risk – The risk that the subadviser’s strategy for managing portfolio volatility may not produce the desired result or that the subadviser is unable to trade certain derivatives effectively or in a timely manner. There can be no guarantee that the Portfolio will maintain its target volatility level. Additionally, maintenance of the target volatility level will not ensure that the Portfolio will deliver competitive returns. The use of derivatives in connection with the Portfolio’s managed volatility strategy may expose the Portfolio to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets and may expose the Portfolio to costs to which it would otherwise not have been exposed. The Portfolio’s managed volatility strategy may result in the Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. The gains and losses of the Portfolio’s futures positions may not correlate with the Portfolio’s direct investments in equity securities; as a result, these futures contracts may decline in value at the same time as the Portfolio’s direct investments in equity securities decline in value. The Portfolio’s managed volatility strategy also exposes shareholders to the risks of investing in derivative contracts. The subadviser uses a combination of proprietary and third-party systems to help it estimate the Portfolio’s expected volatility. Based on those estimates, the subadviser may adjust the Portfolio’s exposure to certain markets by selling exchange-traded futures contracts in an attempt to manage the Portfolio’s expected volatility. The proprietary and third-party risk models used by the subadviser may perform differently than expected and may negatively affect performance and the ability of the Portfolio to maintain its volatility at or below its target maximum annual volatility level for various reasons, including errors in using or building the models, technical issues implementing the models and various non-quantitative factors (e.g., market or trading system dysfunctions, and investor fear or over-reaction).

Zero Coupon Bond Risk – “Zero coupon” bonds are sold at a discount from face value and do not make periodic interest payments. At maturity, zero coupon bonds can be redeemed for their face value. In addition to the risks associated with bonds, since zero coupon bonds do not pay interest, the value of zero coupon bonds may be more volatile than other fixed income securities. Zero coupon bonds may also be subject to greater interest rate risk and credit risk that other fixed income instruments.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index, the Barclays U.S. Aggregate Bond Index, and a Blended Index. The Blended Index consists of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index. Class 1 shares do not have a performance history as of the date of this Prospectus. As a result, the Bar Chart and Table give you a picture of the long-term performance for Class 3 shares of the Portfolio, which are not offered in this Prospectus. The

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Portfolio Summary: VCPSM Value Portfolio

performance of Class 1 shares would be substantially similar to Class 3 shares and differ only to the extent that Class 1 shares and Class 3 shares have different expenses. Fees and expenses incurred at the contract level are not reflected in the Bar Chart or Table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 3 Shares)

During the period shown in the bar chart, the highest return for a quarter was [    ]% (quarter ended [            ]) and the lowest return for a quarter was [    ]% (quarter ended [            ]). The year to date calendar return as of [            ] was [    ]%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years	Since Inception 05/01/13

Class 3 Shares	[ ]%	N/A	N/A	[ ]%
S&P 500® Index	[ ]%	N/A	N/A	[ ]%
Barclays U.S. Aggregate Bond Index	[ ]%	N/A	N/A	[ ]%
Blended Index	[ ]%	N/A	N/A	[ ]%

Investment Adviser

The Portfolio’s investment adviser is SAAMCo. The Portfolio is subadvised by Invesco Advisers, Inc. (“Invesco”).

Portfolio Managers

Name	Portfolio Manager Since	Title
Invesco
Thomas Bastian	2013	Lead Portfolio Manager
Chuck Burge	2013	Portfolio Manager
Brian Jurkash	2015	Portfolio Manager
Mary Jayne Maly	2013	Portfolio Manager
Sergio Marcheli	2013	Portfolio Manager
James Roeder	2013	Portfolio Manager
Duy Nguyen	2013	Portfolio Manager

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Important Additional Information

Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies (“Separate Accounts”). Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums.

Tax Information

The Portfolio will not be subject to U.S. federal income tax on the investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however, you may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from such tax deferred arrangements. You should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

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Additional Information about the Portfolio’s Investment Strategies and Investment Risks

In addition to the Portfolio’s principal investments discussed in the Portfolio Summary, the Portfolio may from time-to-time invest in additional securities and utilize various other investment techniques. Descriptions of these investments and risks are included in the “Glossary” section under “Investment Terminology” and “Risk Terminology” in this Prospectus. In addition to the securities and techniques described in this Prospectus, there are other securities and investment techniques in which the Portfolio may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are described in the Trust’s Statement of Additional Information, which you may obtain free of charge (see back cover).

From time to time, the Portfolio may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. There is no limit on the Portfolio’s investments in money market securities for temporary defensive purposes. If the Portfolio takes such a temporary defensive position, it may not achieve its investment goal.

Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in the Portfolio through one of the Variable Contracts. Percentage limitations may be calculated based on the Portfolio’s total or net assets. “Total assets” means net assets plus liabilities (e.g., borrowings). If not specified as net assets, the percentage is calculated based on total assets.

The principal investment goal and strategies for the Portfolio are non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. Shareholders will be given at least 60 days’ written notice in advance of any change to the Portfolio’s investment goal.

More Information about the Portfolio

In addition to income-producing equity securities, the Portfolio may also invest in investment grade fixed-income securities, and warrants or rights to acquire equity or fixed-income securities to achieve the Portfolio’s objective if deemed appropriate by the subadviser. The Portfolio does not invest more than 10% of its total assets in fixed-income securities rated Baa1, Baa2 or Baa3 by Moody’s Investors Service (“Moody’s”) or BBB+, BBB or BBB- by Standard & Poor’s (“S&P”) based on the highest rating for split rated securities, or in unrated securities deemed by the Portfolio to be of comparable quality at the time of purchase. This policy does not apply to convertible securities because the Portfolio selects convertible securities primarily on the basis of their equity characteristics.

The Portfolio may invest up to 15% of its net assets in real estate investment trusts (REITs) and up to 25% of its net assets in securities of foreign issuers (including emerging markets) or depositary receipts. Although a substantial number of the issuers in which the Portfolio invests are large-cap companies, the Portfolio may invest in the securities of issuers of any size.

The Portfolio will generally use S&P 500 futures contracts and interest rate futures to lower the Portfolio’s expected volatility level. The Portfolio may invest in other types of futures and in options to hedge or mitigate risks. The Portfolio may also use futures to gain exposure to certain asset classes. The Portfolio may also use options to seek alpha (specific factors affecting the return on investments in excess of the benchmark) or to hedge against adverse movements in foreign currencies. The Portfolio may also invest in forward foreign currency contracts or “currency forwards” to hedge against adverse movements in foreign currencies.

The Portfolio’s investments in the types of securities described in this Prospectus vary from time to time, and, at any time, the Portfolio may not be invested in all of the types of securities described in this Prospectus.

In addition to the principal risks described in the Portfolio Summary under “Principal Risks of Investing in the Portfolio,” the Portfolio is subject to the following additional risks, which are described in the “Glossary” under “Risk Terminology”: Counterparty Risk, Currency Volatility Risk, Depositary Receipts Risk, Emerging Markets Risk, Foreign Investment Risk, Forward Currency Contract Risk, Options Risk, REITs Risk, Tax Risk, and Warrants and Rights Risk.

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Glossary

Investment Terminology

Capital appreciation/growth is an increase in the market value of securities held.

Defensive investments include high quality fixed income securities, repurchase agreements and other money market instruments. The Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When the Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Portfolio may not achieve its investment goal.

A derivative is a financial instrument, such as an option or futures contract, whose value is based on the performance of an underlying asset or an external benchmark, such as the price of a specified security or index.

An “emerging market” country is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of “Foreign securities”for additional information.

Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

•	Market capitalization represents the total market value of the outstanding securities of a corporation. See separate definition for “Market capitalization ranges.”

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

Fixed income instruments and fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

•	Agency discount notes are high credit quality, short-term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

•	Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•	An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the subadviser). The two best-known debt rating agencies are S&P and Moody’s. Investment grade refers to any security rated “BBB-” or above by S&P or Fitch Ratings (“Fitch”), or “Baa3” or above by Moody’s, or if unrated, determined to be of comparable quality by the subadviser.

•	Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

•	U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are generally considered to be of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

•	Zero-coupon bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds,

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Glossary

foreign equity securities, foreign investment companies, passive foreign investment companies (“PFICs”), American Depositary Receipts (“ADRs”) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by adviser or subadviser. Foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

A forward foreign currency contract or “currency forward” is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Currency forwards are generally used to protect against uncertainty in the level of future exchange rates. Currency forwards do not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but they do fix a rate of exchange in advance. Currency forwards limit the risk of loss due to a decline in the value of the hedged currencies, but at the same time they limit any potential gain that might result should the value of the currencies increase.

A futures contract is a standardized contract, traded on a futures exchange, to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc., at a specified future date and price.

“High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default.

Income is interest payments from bonds or dividends from stocks.

Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies and the indices described below change over time. The Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range.

•	Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on [May 31, 2015], the market capitalization range of the companies in the Index was approximately [$2.2 billion to $545.2 billion].

•	Mid-Cap companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on [May 31, 2015], the market capitalization range of the companies in the Index was [$2.2 billion to $27.1 billion].

•	Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on [May 31, 2015], the market capitalization range of the companies in the Index was [$169 million to $4 billion].

“Net assets” when referred to under “Investment Goals and Principal Strategies” for the Portfolio takes into account borrowings for investment purposes.

Options are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. The Portfolio may purchase listed options on various indices in which it may invest. When the Portfolio purchases an over-the-counter option, it increases its credit risk exposure to the counterparty.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the Portfolio.

Short sales involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions, the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. When the

9	SunAmerica Series Trust

Glossary

Portfolio sells futures contracts, it is exposed to the risks associated with short sales, including sudden and unlimited losses.

Short-term investments include money market securities such as short-term U.S. Government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide the Portfolio with sufficient liquidity to meet redemptions and cover expenses.

A “Value” philosophy is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

Risk Terminology

Active Trading Risk – A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Call Risk – The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Convertible Securities Risk – The value of convertible securities may be affected by market interest rate fluctuations, credit risk and the value of the underlying common stock into which these securities may be converted. Issuers may have the right to buy back or “call” certain convertible securities at a time unfavorable to the Portfolio.

Counterparty Risk – Counterparty risk is the risk that a counterparty to a security or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Credit Risk – The risk that an issuer will default on interest or principal payments. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government.

Currency Volatility Risk – The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar denominated securities.

Depositary Receipts Risk – Depositary receipts, such as ADRs and other depositary receipts, including GDRs and EDRs, are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives Risk – A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, illiquidity risk and interest rate fluctuations risk. Since the Portfolio primarily uses exchange-traded equity index futures contracts and exchange-traded interest rate futures contracts, the primary risks associated with the Portfolio’s use of derivatives are market risk and hedging risk.

The Portfolio is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any

10	SunAmerica Series Trust

Glossary

leverage created by the use of derivative instruments. Under these requirements, the Portfolio must set aside liquid assets (referred to sometimes as “asset segregation”), or engage in other measures, while the derivatives instruments are held. Generally, under current law, the Portfolio must set aside liquid assets equal to the full notional value for derivative contracts that are not contractually required to “cash-settle.” For derivative contracts that are contractually required to cash-settle, the Portfolio only needs to set aside liquid assets in an amount equal to the Portfolio’s daily marked-to-market net obligation rather than the contract’s full notional value. The Portfolio reserves the right to alter its asset segregation policies in the future to comply with changes in the law or interpretations thereunder.

Emerging Markets Risk – The risks associated with investments in foreign securities are heightened in connection with investments in the securities of issuers in developing or “emerging market” countries. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. Risks associated with investments in emerging markets may include delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments, and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.

Equity Securities Risk – This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Foreign Investment Risk—Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Forward Currency Contract Risk – The Portfolio may enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the Portfolio will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The Portfolio will not generally attempt to protect against all potential changes in exchange rates. The Portfolio will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission. To the extent a forward currency contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Futures Risk – A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.

Hedging Risk – A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.

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Glossary

Illiquidity Risk – When there is little or no active trading market for specific types of investments, it can become more difficult to sell them at or near their perceived value. In such a market, the value of such investments and the Portfolio’s share price may fall dramatically. To the extent that the Portfolio invests in emerging market country issuers, it will be especially subject to the risk that during certain periods, the liquidity of particular issues or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Income Risk – The ability of the Portfolio’s equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on debt securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, distributions to shareholders from the Portfolio may drop as well.

Interest Rate Fluctuations Risk – Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise, the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon fixed income securities tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise.

Issuer Risk - The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Large-Cap Companies Risk – Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Market Risk – The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the subadviser’s assessment of securities may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Options Risk – Options are subject to sudden price movements and are highly leveraged, in that payment of a relatively small purchase price, called a premium, gives the buyer the right to acquire an underlying security or reference asset that has a face value substantially greater than the premium paid. The buyer of an option risks losing the entire purchase price of the option. The writer, or seller, of an option risks losing the difference between the purchase price received for the option and the price of the security or reference asset underlying the option that the writer must purchase or deliver upon exercise of the option. There is no limit on the potential loss.

Preferred Stock Risk – Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stock usually does not require the issuer to pay dividends and may permit the issuer to defer dividend payments. Deferred dividend payments could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.

REITs Risk – Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and to maintain exemption from registration under the Investment Company Act of 1940. The Portfolio will indirectly bear its proportionate share of any management and other expenses that may be charged by the REITs in which it invests, in addition to the expenses paid by the Portfolio. REITs may be leveraged, which increases risk.

Risk of Conflict with Insurance Company Interests – Managing the Portfolio’s volatility may reduce the risks assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the affiliated insurance companies providing these guaranteed benefits are generally aligned, the affiliated insurance companies (and the

12	SunAmerica Series Trust

Glossary

adviser by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their volatility.

Risks of Investing in Bonds – As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Risks of Leverage – Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Portfolio’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments.

Securities Selection Risk – A strategy used by the Portfolio, or individual securities selected by the subadviser, may fail to produce the intended return.

Short Sales Risk – When the Portfolio sells futures contracts, the Portfolio is exposed to the risks associated with short sales. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

Small and Medium Sized Companies Risk – Companies with smaller market capitalization (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolio determines relative market capitalizations using U.S. standards. Accordingly, the Portfolio’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

Tax Risk – The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain, to suspend or eliminate holding periods of positions, and/or to defer realized losses, potentially increasing the amount of taxable distributions, and of ordinary income distributions in particular. The Portfolio’s use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Portfolio’s taxable income or gains and distributions to shareholders.

Value Investing Risk – The subadviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Volatility Control Risk – The risk that the subadviser’s strategy for managing portfolio volatility may not produce the desired result or that the subadviser is prevented from trading certain derivatives effectively or in a timely manner. There can be no guarantee that the Portfolio will maintain its target volatility level. Additionally, maintenance of the target volatility level will not ensure that the Portfolio will deliver competitive returns. The Portfolio’s managed volatility strategy may expose the Portfolio to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets and may expose the Portfolio to costs to which it would otherwise not have been exposed. The Portfolio’s managed volatility strategy may result in the Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. The gains and losses of the Portfolio’s futures positions may not correlate with the Portfolio’s direct investments in equity securities; as a result, these futures contracts may decline in value at the same time as the Portfolio’s direct investments in equity securities decline in value. The Portfolio’s managed volatility strategy also exposes shareholders to the risks of investing in derivative contracts. The subadviser uses a combination of proprietary and third-party systems to help it estimate the Portfolio’s expected volatility. Based on those estimates, the subadviser may adjust the Portfolio’s exposure to certain markets by selling exchange-traded futures contracts in an attempt to manage the Portfolio’s expected volatility. The proprietary and third-party risk models

13	SunAmerica Series Trust

Glossary

used by the subadviser may perform differently than expected and may negatively affect performance and the ability of the Portfolio to maintain its volatility at or below its target maximum annual volatility level for various reasons, including errors in using or building the models, technical issues implementing the models and various non-quantitative factors (e.g., market or trading system dysfunctions, and investor fear or over reaction).

Warrants and Rights Risk – Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore, are highly volatile and speculative investments. They have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. If a warrant or right held by the Portfolio is not exercised by the date of its expiration, the Portfolio would lose the entire purchase price of the warrant or right.

Zero Coupon Bond Risk – “Zero coupon” bonds are sold at a discount from face value and do not make periodic interest payments. At maturity, zero coupon bonds can be redeemed for their face value. In addition to the risks associated with bonds, since zero coupon bonds do not pay interest, the value of zero coupon bonds may be more volatile than other fixed income securities. Zero coupon bonds may also be subject to greater interest rate risk and credit risk that other fixed income instruments.

About the Indices

The Barclays U.S. Aggregate Bond Index combines several fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

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Management

Information about the Investment Adviser and Manager

SAAMCo serves as investment adviser and manager for the Portfolio. SAAMCo oversees the subadviser’s management of the Portfolio, provides various administrative services and supervises the daily business affairs of the Portfolio. SAAMCo is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $71.3 billion as of January 31, 2016. SAAMCo is a wholly-owned subsidiary of American General Life Insurance Company, and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for new or existing portfolios, change the terms of particular agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any subadviser changes. Affiliated subadvisers selected and approved by the Board are subject to shareholder approval.

Shareholders have the right to terminate an agreement with a subadviser for the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio.

A discussion regarding the basis for the Board’s approval of the investment advisory and subadvisory agreements for the Portfolio is available in the Trust’s Annual Report to shareholders for the period ended [January 31, 2016].

In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Series Trust, Seasons Series Trust, SunAmerica Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Specialty Series, VALIC Company I and VALIC Company II.

Management Fee. For the period ended January 31, 2016, the Portfolio paid management fees at the effective rate of 0.91% of its average daily net assets.

Commission Recapture Program. Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio’s “Other Expenses” have been reduced. For the year ended January 31, 2016, broker commission recapture amounts received by the Portfolio were used to offset the Portfolio’s “Other Expenses.” The “Other Expenses” shown in the Portfolio’s Annual Portfolio Operating Expenses table in the Portfolio Summary do not take into account this expense reduction. However, had the expense reductions been taken into account, “Total Annual Portfolio Operating Expenses” for the Portfolio as of January 31, 2016 would have been the same.

Information about the Subadviser

The subadviser is responsible for managing the day-to-day investments of the Portfolio. The portfolio managers who have primary responsibility for the day-to-day management of the Portfolio are set forth herein. The management team’s members share responsibility in making investment decisions on behalf of the Portfolio.

SAAMCo compensates the subadviser out of the advisory fees that it receives from the Portfolio. SAAMCo may terminate the agreement with the subadviser without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio, and the structure and method used by the subadviser to determine their compensation.

Invesco Advisers, Inc. (Invesco) is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages other investment portfolios that encompass a broad range of investment objectives. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of January 31, 2016, Invesco Ltd. managed approximately $[            ] billion in assets.

The Portfolio is managed by Thomas Bastian, Chuck Burge, Brian Jurkash, Mary Jayne Maly, Sergio Marcheli, James Roeder and Duy Nguyen. Messrs. Bastian, Roeder and Ms. Maly manage the equity holdings of the Portfolio. Mr. Marcheli manages the cash position in the Portfolio, submits trades and aids in providing research. Mr. Burge is responsible for the management of the fixed income holdings of the Portfolio. Mr. Nguyen is responsible for implementing the Portfolio’s volatility management strategy with investments in S&P 500 futures and interest rate futures.

Thomas Bastian, Lead Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010. From 2003 to 2010, Mr. Bastian was a portfolio manager with Van Kampen Asset Management. Chuck Burge, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2002. Brian Jurkash, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2000. Mary Jayne Maly, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010. From 1992 to 2010, Ms. Maly was a portfolio

15	SunAmerica Series Trust

Management

manager with Van Kampen Asset Management. Sergio Marcheli, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010. From 2002 to 2010, Mr. Marcheli was a portfolio manager with Van Kampen Asset Management. James Roeder, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010. From 1999 to 2010, Mr. Roeder was a portfolio manager with Van Kampen Asset Management. Duy Nguyen, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2000.

Information about the Distributor

AIG Capital Services, Inc. (formerly, SunAmerica Capital Services, Inc.) (the “Distributor”) distributes the Portfolio’s shares and incurs the expenses of distributing the Portfolio’s shares under a Distribution Agreement with respect to the Portfolio, none of which are reimbursed by or paid for by the Portfolio. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust’s assets. VALIC Retirement Services Company is the Trust’s Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

16	SunAmerica Series Trust

Account Information

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SAAMCo, the Trust’s investment adviser and manager. The term “manager” as used in this Prospectus means either SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by Separate Accounts of the life insurance companies. If you would like to invest in the Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. This Portfolio offers only Class 1 and Class 3 shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company Separate Accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

Transaction Policies

Valuation of shares. The net asset value per share (“NAV”) for the Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of the Portfolio by the number of the Portfolio’s outstanding shares.

Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable.

Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved and periodically revised by the Board. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Investments in registered investment companies that do not trade on an exchange are valued at the end of the day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. The Prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, the Portfolio will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the securities. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange.

The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity index futures contracts, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Because Class 3 shares are subject to service fees, while Class 1 shares are not, the NAV of the Class 3 shares will generally be lower than the NAV of the Class 1 shares of the Portfolio.

The Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of the Portfolio’s securities may change on days when the Trust is not open for purchases or redemptions.

Buy and sell prices. The Separate Accounts buy and sell shares of the Portfolio at NAV, without any sales or other charges.

17	SunAmerica Series Trust

Account Information

Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern Time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

If trading is halted or restricted on the NYSE or under other emergency conditions described in the 1940 Act, the Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer.

Frequent Purchases and Redemptions of Shares

The Portfolio, which is offered only through Variable Contracts, is intended for long-term investment and not as a frequent or short-term trading (“market timing”) vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolio.

The Board has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of the Portfolio’s performance or its participants. Market timing can disrupt the ability of a manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolio. In addition, market timing may increase the Portfolio’s expenses through increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on the Portfolio’s performance.

To the extent the Portfolio invests significantly in foreign securities, it may be particularly vulnerable to market timing due to time zone differences between the foreign markets on which the Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s NAV is calculated. Market timers may purchase shares of the Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s NAV. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies – Valuation of Shares”).

Shares of the Portfolio are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolio must rely on the Separate Accounts to both monitor market timing and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above.

The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company Separate Accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, which the Trust determines not to be in the best interest of the Portfolio. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company Separate Account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolio and any fees that may apply.

Payments in Connection with Distribution

Certain life insurance companies affiliated with SAAMCo receive revenue sharing payments from SAAMCo and certain subadvisers in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolio, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolio or from investment management fees received by the adviser or subadviser.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolio’s securities are described in the Statement of Additional Information.

18	SunAmerica Series Trust

Account Information

Dividend Policies and Taxes

Distributions. The Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net investment income and net realized gains, if any, are paid annually.

Distribution Reinvestments. The dividends and distributions will be reinvested automatically in additional shares of the Portfolio. The per share dividends on Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the Portfolio as a result of the fact that Class 3 shares are subject to service fees, while Class 1 shares are not.

Taxability of the Portfolio. The Portfolio intends to continue to qualify as a regulated investment company under the Code. As long as the Portfolio is qualified as a regulated investment company, it will not be subject to U.S. federal income tax on the earnings that it distributes to its shareholders.

The Portfolio receives dividend income from U.S. sources and will annually report certain amounts of its dividends paid as eligible for the dividends received deduction. If the Portfolio incurs foreign taxes, it will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolio. The benefits to the life insurance companies will not be passed to you or the Portfolio.

The Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If the Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Variable Contracts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for U.S. federal income tax purposes, and income and gains earned inside the Variable Contracts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified in the future.

19	SunAmerica Series Trust

Financial Highlights

The following Financial Highlights tables for the Portfolio are intended to help you understand the Portfolio’s financial performance since inception. Since Class 1 shares of the Portfolio have no performance history, the financial information in the Financial Highlights tables below shows the Portfolio’s financial performance for the periods indicated for Class 3 shares of the Portfolio. Although Class 3 shares are not offered in this Prospectus, Class 3 shares would have substantially similar performance to the Class 1 shares offered in this Prospectus because Class 3 shares and Class 1 shares are invested in the same portfolio of securities and performance would differ only to the extent that Class 3 shares and Class 1 shares do not have the same expenses. The actual return of Class 1 shares would have been higher than that of Class 3 shares because Class 1 shares have lower expenses than Class 3 shares. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by [             ], whose report, along with the Portfolio’s financial statements, is included in the Trust’s Annual Report to shareholders, which is available upon request.

[Financial Highlights]

20	SunAmerica Series Trust

For More Information

The following documents contain more information about the Portfolio and are available free of charge upon request:

Annual and Semi-Annual Reports for the Portfolio contain the Portfolio’s financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected the performance of the Portfolio during the most recently completed fiscal year.

Statement of Additional Information (SAI) for the Portfolio contains additional information about the Portfolio’s policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this Prospectus.

The Trust’s prospectuses, SAIs and semi-annual and annual reports are available at www.aig.com/getprospectus or online through the internet websites of the life insurance companies offering the Portfolio as an investment option. You may obtain copies of these documents or ask questions about the Portfolio at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 15570 Amarillo, Texas 79105-5570.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolio are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

The Trust’s Investment Company Act File No: 811-7238

21	SunAmerica Series Trust

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 25, 2016

PROSPECTUS

[            ], 2016

SUNAMERICA SERIES TRUST

(Class 1 Shares)

American Funds® Growth SAST Portfolio

American Funds® Global Growth SAST Portfolio

American Funds® Growth-Income SAST Portfolio

American Funds® Asset Allocation SAST Portfolio

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIO SUMMARY: AMERICAN FUNDS® GROWTH SAST PORTFOLIO

Investment Goal

The Portfolio’s investment goal is growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If the separate account’s fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses (1)(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.18%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(2)	0.06%
Total Annual Portfolio Operating Expenses	1.24%
Less Fee Waiver/Reimbursement(3)	0.60%
Total Annual Portfolio Operating Expenses After Fee Waiver	0.64%

(1)	Amounts reflect the total expenses of the Portfolio and the Master Growth Fund (as defined herein).
(2)	“Other Expenses” are based on anticipated other expenses payable by Class 1 shares for the current fiscal year.
(3)	SunAmerica Asset Management, LLC (“SAAMCo”) has entered into a contractual agreement with SunAmerica Series Trust (the “Trust”) under which it will waive 0.60% of its advisory fee for such time as the Portfolio is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment advisory and management agreement with the Trust. This fee waiver will continue indefinitely as long as the Portfolio is part of a master-feeder fund structure and cannot be reduced or eliminated without Board approval.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. The Example reflects the aggregate expenses of both the Master Growth Fund and the Portfolio and assumes that the contractual waiver of SAAMCo’s advisory fee continues for all periods shown. Although your actual costs may be higher or lower, based on these assumptions and the Total Annual Portfolio Operating Expenses After Fee Waiver shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$65	$205	$357	$798

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio described in this Prospectus operates as a “feeder fund” and attempts to achieve its investment goal by investing all or substantially all of its assets in Class 1 shares of the American Funds Insurance Series® Growth Fund (the “Master Growth Fund”), a portfolio offered by American Funds Insurance Series®, a registered open-end investment company. In turn, the Master Growth Fund seeks to make shareholders’ investments grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. Although the Master Growth Fund focuses on investments in medium to large capitalization companies, its investments are not limited to a particular capitalization size. The Master Growth Fund may invest a portion of its assets (up to 25%) in securities of issuers domiciled outside the United States.

The Master Growth Fund is designed for investors seeking capital appreciation principally through investment in stocks. Investors in the Portfolio should have a long-term perspective and be able to tolerate potentially sharp, short-term declines in value as the growth-oriented, equity-type securities generally purchased by the Master Growth Fund may involve large price swings and potential for loss.

Investment of the Portfolio’s assets in the Master Growth Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its entire investment in the Master Growth Fund.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any

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PORTFOLIO SUMMARY: AMERICAN FUNDS® GROWTH SAST PORTFOLIO

bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risks of Investing in Equity Securities. The Portfolio invests primarily (through its investment in the Master Growth Fund) in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of various types of equity stocks may rise or decline under varying market conditions – for example, “value” stocks may perform well in circumstances under which “growth” stocks in general have fallen, or vice versa. In addition, individual stocks selected for the Master Growth Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives or strategies.

Risks of Investing in Growth Stocks. Growth stocks are historically volatile, which will affect the Master Growth Fund and the Portfolio. Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Risk of Foreign Exposure. The Master Growth Fund may invest in foreign securities. Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political, social or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks may be heightened to the extent the Master Growth Fund invests in emerging markets.

Market Risk. The Portfolio’s or the Master Growth Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or issuer may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Master Growth Fund’s investment adviser’s assessment of issuers held in the Master Growth Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Master Growth Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Master-Feeder Structure. Other “feeder” funds may also invest in the Master Growth Fund. As shareholders of the Master Growth Fund, feeder funds, including the Portfolio, vote on matters pertaining to the Master Growth Fund. Feeder funds with a greater pro rata ownership in the Master Growth Fund could have effective voting control of the operations of the Master Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth Fund borne by the remaining feeder fund shareholders, including the Portfolio.

You should also refer to the Master Growth Fund’s prospectus that you received along with your Portfolio Prospectus. Additionally, the statements of additional information for your Portfolio and the Master Growth Fund are available free of charge upon request.

Performance Information

The performance in the bar chart and table below provide some indication of the risks of investing in the Portfolio. Remember, however, that the past performance of the Portfolio is not necessarily an indication of how it will perform in the future. Class 1 shares do not have a performance history as of the date of this Prospectus. As a result, the bar chart and table give you a picture of the long-term performance for Class 3 shares of the Portfolio, which are not offered in this Prospectus. The performance of Class 1 shares would be substantially similar to Class 3 shares and differ only to the extent that Class 1 shares and Class 3 shares have different expenses. The table shows the average annual total returns of Class 3 shares of the Portfolio for certain time periods compared to the returns of the S&P 500® Index. The returns shown in the bar chart and table do not include charges that will be imposed by the Variable Contracts. If these amounts were reflected, returns would be less than those shown.

- 2 -	SunAmerica Series Trust

PORTFOLIO SUMMARY: AMERICAN FUNDS® GROWTH SAST PORTFOLIO

(Class 3 Shares)

During the period shown in the bar chart, the highest return for a quarter was [    ]% (quarter ended [        ]) and the lowest return for a quarter was [    ]% (quarter ended [        ]).

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	Since Inception (September 1, 2006)
Class 3 Shares	[ ]%	[ ]%	[ ]%
S&P 500® Index	[ ]%	[ ]%	[ ]%

Investment Adviser

SAAMCo serves as investment adviser to the Portfolio pursuant to its investment advisory and management agreement with the Trust so long as the Portfolio is part of a master-feeder fund structure. Capital Research and Management Company serves as investment adviser to the Master Growth Fund.

Portfolio Managers

Name	Portfolio Managers of the Master Growth Fund Since	Title
Donnalisa Parks Barnum	2003	Partner - Capital World Investors
Gregory D. Johnson	2007	Partner - Capital World Investors
Michael T. Kerr	2005	Partner - Capital World Investors
Ronald B. Morrow	2003	Partner - Capital World Investors
Andraz Razen	2013	Vice President - Capital World Investors
Alan J. Wilson	2013	Partner – Capital World Investors

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page [14].

- 3 -	SunAmerica Series Trust

PORTFOLIO SUMMARY: AMERICAN FUNDS® GLOBAL GROWTH SAST PORTFOLIO

Investment Goal

The Portfolio’s investment goal is growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If the separate account’s fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.47%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(2)	0.06%
Total Annual Portfolio Operating Expenses	1.53%
Less Fee Waiver/Reimbursement(3)	0.70%
Total Annual Portfolio Operating Expenses After Fee Waiver	0.83%

(1)	Amounts reflect the total expenses of the Portfolio and the Master Global Growth Fund (as defined herein).
(2)	“Other Expenses” are based on anticipated other expenses payable by Class 1 shares for the current fiscal year.
(3)	SunAmerica Asset Management, LLC (“SAAMCo”) has entered into a contractual agreement with SunAmerica Series Trust (the “Trust”) under which it will waive 0.70% of its advisory fee for such time as the Portfolio is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment advisory and management agreement with the Trust. This fee waiver will continue indefinitely as long as the Portfolio is part of a master-feeder fund structure and cannot be reduced or eliminated without Board approval.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. The Example reflects the aggregate expenses of both the Master Global Growth Fund and the Portfolio and assumes that the contractual waiver of SAAMCo’s advisory fee continues for all periods shown. Although your actual costs may be higher or lower, based on these assumptions and the Total Annual Portfolio Operating Expenses After Fee Waiver shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$85	$265	$460	$1,025

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio described in this Prospectus operates as a “feeder fund” and attempts to achieve its investment goal by investing all or substantially all of its assets in Class 1 shares of the American Funds Insurance Series® Global Growth Fund (the “Master Global Growth Fund”), a portfolio offered by American Funds Insurance Series®, a registered open-end investment company. The Master Global Growth Fund invests primarily in common stocks of companies around the world that the Master Global Growth Fund’s investment adviser believes have the potential for growth. The Master Global Growth Fund may invest a portion of its assets in common stocks and other securities of companies located in emerging and developing countries. The Master Global Growth Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but no fewer than three countries). Under normal market conditions, the Master Global Growth Fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the Master Global Growth Fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Although the Master Global Growth Fund focuses on investments in medium to large capitalization companies, its investments are not limited to a particular capitalization size. The Master Global Growth Fund is designed for investors seeking capital appreciation through stocks. Investors in the Portfolio should have a long-term perspective and be able to tolerate potentially sharp, declines in value as the growth-oriented, equity-type securities generally purchased by the Master Global Growth Fund may involve large price swings and potential for loss.

Investment of the Portfolio’s assets in the Master Global Growth Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its entire investment in the Master Global Growth Fund.

- 4 -	SunAmerica Series Trust

PORTFOLIO SUMMARY: AMERICAN FUNDS® GLOBAL GROWTH SAST PORTFOLIO

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risks of Investing in Equity Securities. The Portfolio invests primarily (through its investment in the Master Global Growth Fund) in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of various types of equity stocks may rise or decline under varying market conditions – for example, “value” stocks may perform well in circumstances under which “growth” stocks in general have fallen, or vice versa. In addition, individual stocks selected for the Master Global Growth Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives or strategies.

Risks of Investing in Growth Stocks. Growth stocks are historically volatile, which will affect the Master Global Growth Fund and the Portfolio. Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Risk of Foreign Exposure. The Master Global Growth Fund may invest in foreign securities. Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political, social or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks may be heightened to the extent the Master Global Growth Fund invests in emerging markets.

Risks of Investing in Emerging Market Countries. Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. Emerging and developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. The economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies or markets. Because these markets may not be as mature, there may be increased settlement risks for transactions in local securities.

Market Risk. The Portfolio’s or the Master Global Growth Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or issuer may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Master Global Growth Fund’s investment adviser’s assessment of issuers held in the Master Global Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Master Global Growth Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Master-Feeder Structure. Other “feeder” funds may also invest in the Master Global Growth Fund. As shareholders of the Master Global Growth Fund, feeder funds, including the Portfolio, vote on matters pertaining to the Master Global Growth Fund. Feeder funds with a greater pro rata ownership in the Master Global Growth Fund could have effective voting control operations of the Master Global Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Global Growth Fund borne by the remaining feeder fund shareholders, including the Portfolio.

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PORTFOLIO SUMMARY: AMERICAN FUNDS® GLOBAL GROWTH SAST PORTFOLIO

You should also refer to the Master Global Growth Fund’s prospectus that you received along with your Portfolio Prospectus. Additionally, the statements of additional information for your Portfolio and the Master Global Growth Fund are available free of charge upon request.

Performance Information

The performance in the bar chart and table below provide some indication of the risks of investing in the Portfolio. Remember, however, that the past performance of the Portfolio is not necessarily an indication of how it will perform in the future. Class 1 shares do not have a performance history as of the date of this Prospectus. As a result, the bar chart and table give you a picture of the long-term performance for Class 3 shares of the Portfolio, which are not offered in this Prospectus. The performance of Class 1 shares would be substantially similar to Class 3 shares and differ only to the extent that Class 1 shares and Class 3 shares have different expenses. The table shows the average annual total returns of Class 3 shares of the Portfolio for certain time periods compared to the returns of the MSCI ACWI. The returns shown in the bar chart and table do not include charges that will be imposed by the Variable Contracts. If these amounts were reflected, returns would be less than those shown.

(Class 3 Shares)

During the period shown in the bar chart, the highest return for a quarter was [    ]% (quarter ended [        ]) and the lowest return for a quarter was [        ]% (quarter ended [        ]).

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	Since Inception (September 1, 2006)
Class 3 Shares	[ ]%	[ ]%	[ ]%
MSCI ACWI	[ ]%	[ ]%	[ ]%

Investment Adviser

SAAMCo serves as investment adviser to the Portfolio pursuant to its investment advisory and management agreement with the Trust so long as the Portfolio is part of a master-feeder fund structure. Capital Research and Management Company serves as investment adviser to the Master Global Growth Fund.

Portfolio Managers

Name	Portfolio Managers of the Master Global Growth Fund Since	Title
Patricia Collete	2015	Partner – Capital World Investors
Isabelle de Wismes	2011	Partner - Capital World Investors
Galen Hoskins	2013	Partner - Capital World Investors
Jonathan Knowles	2013	Partner – Capital World Investors

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page [14].

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PORTFOLIO SUMMARY: AMERICAN FUNDS® GROWTH-INCOME SAST PORTFOLIO

Investment Goal

The Portfolio’s investment goal is growth and income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If the separate account’s fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.12%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(2)	0.07%
Total Annual Portfolio Operating Expenses	1.19%
Less Fee Waiver/Reimbursement(3)	0.60%
Total Annual Portfolio Operating Expenses After Fee Waiver	0.59%

(1)	Amounts reflect the total expenses of the Portfolio and the Master Growth-Income Fund (as defined herein).
(2)	“Other Expenses” are based on anticipated other expenses payable by Class 1 shares for the current fiscal year.
(3)	SunAmerica Asset Management, LLC (“SAAMCo”) has entered into a contractual agreement with SunAmerica Series Trust (the “Trust”) under which it will waive 0.60% of its advisory fee for such time as the Portfolio is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment advisory and management agreement with the Trust. This fee waiver will continue indefinitely as long as the Portfolio is part of a master-feeder fund structure and cannot be reduced or eliminated without Board approval.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. The Example reflects the aggregate expenses of both the Master Growth-Income Fund and the Portfolio and assumes that the contractual waiver of SAAMCo’s advisory fee continues for all periods shown. Although your actual costs may be higher or lower, based on these assumptions and the Total Annual Portfolio Operating Expenses After Fee Waiver shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$60	$189	$329	$738

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio described in this Prospectus operates as a “feeder fund” and attempts to achieve its investment goal by investing all or substantially all of its assets in Class 1 shares of the American Funds Insurance Series® Growth-Income Fund (the “Master Growth-Income Fund”), a portfolio offered by American Funds Insurance Series®, a registered open-end investment company. In turn, the Master Growth-Income Fund seeks to make investors’ investments grow and provide them with income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Although the Master Growth-Income Fund focuses on investments in medium to large capitalization companies, its investments are not limited to a particular capitalization size. It may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States. The Master Growth-Income Fund is designed for investors seeking both capital appreciation and income.

Investment of the Portfolio’s assets in the Master Growth-Income Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its entire investment in the Master Growth-Income Fund.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risks of Investing in Equity Securities. The Portfolio invests primarily (through its investment in the Master Growth-Income Fund) in equity securities. As with any equity fund, the value of

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PORTFOLIO SUMMARY: AMERICAN FUNDS® GROWTH-INCOME SAST PORTFOLIO

your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of various types of equity stocks may rise or decline under varying market conditions – for example, “value” stocks may perform well in circumstances under which “growth” stocks in general have fallen, or vice versa. In addition, individual stocks selected for the Master Growth-Income Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives or strategies.

Risks of Investing in Growth Stocks. Growth stocks are historically volatile, which will affect the Master Growth-Income Fund and the Portfolio. Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Risk of Income-Oriented Stocks. Changes in dividend policies or the availability of capital resources may reduce the income from companies in which the Master Growth-Income Fund invests.

Risk of Foreign Exposure. The Master Growth-Income Fund may invest in foreign securities. Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks may be heightened to the extent the Master Growth-Income Fund invests in emerging markets.

Market Risk. The Portfolio’s or the Master Growth-Income Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or issuer may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Master Growth-Income Fund’s investment adviser’s assessment of issuers held in the Master Growth-Income Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Master Growth-Income Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Master-Feeder Structure. Other “feeder” funds may also invest in the Master Growth-Income Fund. As shareholders of the Master Growth-Income Fund, feeder funds, including the Portfolio, vote on matters pertaining to the Master Growth-Income Fund. Feeder funds with a greater pro rata ownership in the Master Growth-Income Fund could have effective voting control operations of the Master Growth-Income Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth-Income Fund borne by the remaining feeder fund shareholders, including the Portfolio.

You should also refer to the Master Growth-Income Fund’s prospectus that you received along with your Portfolio Prospectus. Additionally, the statements of additional information for your Portfolio and the Master Growth-Income Fund are available free of charge upon request.

Performance Information

The performance in the bar chart and table below provide some indication of the risks of investing in the Portfolio. Remember, however, that the past performance of the Portfolio is not necessarily an indication of how it will perform in the future. Class 1 shares do not have a performance history as of the date of this Prospectus. As a result, the bar chart and table give you a picture of the long-term performance for Class 3 shares of the Portfolio, which are not offered in this Prospectus. The performance of Class 1 shares would be substantially similar to Class 3 shares and differ only to the extent that Class 1 shares and Class 3 shares have different expenses. The table shows the average annual total returns of Class 3 shares of the Portfolio for certain time periods compared to the returns of the S&P

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PORTFOLIO SUMMARY: AMERICAN FUNDS® GROWTH-INCOME SAST PORTFOLIO

500® Index. The returns shown in the bar chart and table do not include charges that will be imposed by the Variable Contracts. If these amounts were reflected, returns would be less than those shown.

(Class 3 Shares)

During the period shown in the bar chart, the highest return for a quarter was [    ]% (quarter ended [        ]) and the lowest return for a quarter was [        ]% (quarter ended [        ]).

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	Since Inception (September 1, 2006)
Class 3 Shares	[ ]%	[ ]%	[ ]%
S&P 500® Index	[ ]%	[ ]%	[ ]%

Investment Adviser

SAAMCo serves as investment adviser to the Portfolio pursuant to its investment advisory and management agreement with the Trust so long as the Portfolio is part of a master-feeder fund structure. Capital Research and Management Company serves as investment adviser to the Master Growth-Income Fund.

Portfolio Managers

Name	Portfolio Managers of the Master Growth- Income Fund Since	Title
J. Blair Frank	2006	Partner - Capital Research Global Investors
Claudia P. Huntington	1994	Partner - Capital Research Global Investors
Donald D. O’Neal	2005	Partner - Capital Research Global Investors
William L. Robbins	2011	Partner - Capital International Investors
Dylan J. Yolles	2005	Partner - Capital International Investors

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page [14].

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PORTFOLIO SUMMARY: AMERICAN FUNDS® ASSET ALLOCATION SAST PORTFOLIO

Investment Goal

The Portfolio’s investment goal is high total return (including income and capital gains) consistent with the preservation of capital over the long term.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. If the separate account’s fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses(1) (expenses that you pay as a percentage of the value of your investment)

Management Fees	1.13%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(2)	0.07%
Total Annual Portfolio Operating Expenses	1.20%
Less Fee Waiver/Reimbursement(3)	0.60%
Total Annual Portfolio Operating Expenses After Fee Waiver	0.60%

(1)	Amounts reflect the total expenses of the Portfolio and the Master Asset Allocation Fund (as defined herein).
(2)	“Other Expenses” are based on anticipated other expenses payable by Class 1 shares for the current fiscal year.
(3)	SunAmerica Asset Management, LLC (“SAAMCo”) has entered into a contractual agreement with SunAmerica Series Trust (the “Trust”) under which it will waive 0.60% of its advisory fee for such time as the Portfolio is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment advisory and management agreement with the Trust. This fee waiver will continue indefinitely as long as the Portfolio is part of a master-feeder fund structure and cannot be reduced or eliminated without Board approval.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. The Example reflects the aggregate expenses of both the Master Asset Allocation Fund and the Portfolio and assumes that the contractual waiver of

SAAMCo’s advisory fee continues for all periods shown. Although your actual costs may be higher or lower, based on these assumptions and the Total Annual Portfolio Operating Expenses After Fee Waiver shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$61	$192	$335	$750

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio described in this Prospectus operates as a “feeder fund” and attempts to achieve its investment goal by investing all or substantially all of its assets in Class 1 shares of the American Funds Insurance Series® Asset Allocation Fund (the “Master Asset Allocation Fund”), a portfolio offered by American Funds Insurance Series®, a registered open-end investment company. In turn, the Master Asset Allocation Fund seeks to provide investors with high total return (including income and capital gains) consistent with the preservation of capital over the long term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities and money market instruments (debt securities maturing in one year or less).

Although the Master Asset Allocation Fund focuses on investments in medium to large capitalization companies, the Master Asset Allocation Fund’s investments are not limited to a particular capitalization size. The Master Asset Allocation Fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the Master Asset Allocation Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations as designated by the adviser to the Master Asset Allocation Fund or unrated but determined to be of equivalent quality by the adviser to the Master Asset Allocation Fund). Such securities are sometimes referred to as “junk bonds.”

In seeking to pursue its investment goal, the Master Asset Allocation Fund will vary its mix of equity securities, fixed income securities and money market instruments. Under normal market conditions, the Master Asset Allocation Fund’s investment adviser expects (but is not required) to maintain a flexible investment mix falling within the following ranges: 40% – 80% in equity securities; 20% – 50% in fixed income

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PORTFOLIO SUMMARY: AMERICAN FUNDS® ASSET ALLOCATION SAST PORTFOLIO

securities; and 0% – 40% in money market instruments. As of December 31, 2015 the Master Asset Allocation Fund was approximately [67]% invested in equity securities, [25]% invested in fixed income or debt securities and [8]% invested in money market instruments. The proportion of equity, fixed income and money market securities held by the Master Asset Allocation Fund will vary with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.

Investment of the Portfolio’s assets in the Master Asset Allocation Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its entire investment in the Master Asset Allocation Fund.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risks of Investing in Equity Securities. The Portfolio invests primarily (through its investment in the Master Asset Allocation Fund) in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of various types of equity stocks may rise or decline under varying market conditions – for example, “value” stocks may perform well in circumstances under which “growth” stocks in general have fallen, or vice versa. In addition, individual stocks selected for the Master Asset Allocation Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives or strategies.

Risks of Investing in Growth Stocks. Growth stocks are historically volatile, which will affect the Master Asset Allocation Fund and the Portfolio. Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Risks of Investing in Debt Instruments. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by debt instrument issuers. To the extent the Master Asset Allocation Fund is invested in the fixed income market, movements in the fixed income market generally may affect its performance. In addition, individual debt instruments selected for the Master Asset Allocation Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market prices for these securities will fluctuate with changes in interest rates.

Interest Rate Fluctuation Risk. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. In addition, lower quality fixed income securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality fixed income securities. Interest rates have been historically low, so the Master Asset Allocation Fund faces a heightened risk that interest rates may rise.

Credit Quality Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Credit quality risk is gauged, in part, by the credit ratings of the securities in which the Master Asset Allocation Fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to the credit quality or an evaluation of market risk. The Master Asset Allocation Fund’s investment adviser relies on its own credit analysis to research issuers in seeking to mitigate the risks of an issuer defaulting on its obligations.

Risks of Investing in Junk Bonds. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default. A junk bond’s market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Master Asset Allocation Fund to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Master Asset Allocation Fund to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

Risk of Income-Oriented Stocks. Changes in dividend policies or the availability of capital resources may reduce the income from companies in which the Master Asset Allocation Fund invests.

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PORTFOLIO SUMMARY: AMERICAN FUNDS® ASSET ALLOCATION SAST PORTFOLIO

Risk of Thinly-Traded Securities. There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

Risk of Foreign Exposure. The Master Asset Allocation Fund may invest in foreign securities. Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities.

Prepayment Risk. Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the Master Asset Allocation Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Master Asset Allocation Fund may exhibit price characteristics of longer-term debt securities.

Market Risk. The Portfolio’s or the Master Asset Allocation Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or issuer may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Master Asset Allocation Fund’s investment adviser’s assessment of issuers held in the Master Asset Allocation Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Master Asset Allocation Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Master-Feeder Structure. Other “feeder” funds may also invest in the Master Asset Allocation Fund. As shareholders of the Master Asset Allocation Fund, feeder funds, including the Portfolio, vote on matters pertaining to the Master Asset Allocation Fund. Feeder funds with a greater pro rata ownership in the Master Asset Allocation Fund could have effective voting control operations of the Master Asset Allocation Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Asset Allocation Fund borne by the remaining feeder fund shareholders, including the Portfolio.

You should also refer to the Master Asset Allocation Fund’s prospectus that you received along with your Portfolio Prospectus. Additionally, the statements of additional information for your Portfolio and the Master Asset Allocation Fund are available free of charge upon request.

Performance Information

The performance in the bar chart and table below provide some indication of the risks of investing in the Portfolio. Remember, however, that the past performance of the Portfolio is not necessarily an indication of how it will perform in the future. Class 1 shares do not have a performance history as of the date of this Prospectus. As a result, the bar chart and table give you a picture of the long-term performance for Class 3 shares of the Portfolio, which are not offered in this Prospectus. The performance of Class 1 shares would be substantially similar to Class 3 shares and differ only to the extent that Class 1 shares and Class 3 shares have different expenses. The table shows the average annual total returns of Class 3 shares of the Portfolio for certain time periods compared to the returns of the S&P 500® Index, Barclays U.S. Aggregate Bond Index and a Blended Index. The Blended Index consists of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index. The returns shown in the bar chart and table do not include charges that will be imposed by the Variable Contracts. If these amounts were reflected, returns would be less than those shown.

(Class 3 Shares)

During the period shown in the bar chart, the highest return for a quarter was [    ]% (quarter ended [        ]) and the lowest return for a quarter was [    ]% (quarter ended [        ]).

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PORTFOLIO SUMMARY: AMERICAN FUNDS® ASSET ALLOCATION SAST PORTFOLIO

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	Since Inception (September 1, 2006)
Class 3 Shares	[ ]%	[ ]%	[ ]%
S&P 500® Index	[ ]%	[ ]%	[ ]%
Barclays U.S. Aggregate Bond Index	[ ]%	[ ]%	[ ]%
Blended Index	[ ]%	[ ]%	[ ]%

Investment Adviser

SAAMCo serves as investment adviser to the Portfolio pursuant to its investment advisory and management agreement with the Trust so long as the Portfolio is part of a master-feeder fund structure. Capital Research and Management Company serves as investment adviser to the Master Asset Allocation Fund.

Portfolio Managers

Name	Portfolio Managers of the Master Asset Allocation Fund Since	Title
Alan N. Berro	2000	Partner - Capital World Investors
J. David Carpenter	2013	Partner – Capital World Investors
David A. Daigle	2009	Partner – Capital Fixed Income Investors
Jeffrey T. Lager	2007	Partner - Capital World Investors
James R. Mulally	2006	Partner – Capital Fixed Income Investors
Eugene P. Stein	2008	Partner - Capital World Investors

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page [14].

- 13 -	SunAmerica Series Trust

IMPORTANT ADDITIONAL INFORMATION

Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of the Portfolios may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company, pension plan or retirement plan may impose investment or account value minimums.

Tax Information

The Portfolios will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however, you may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from such tax deferred arrangements.

Payments to Broker-Dealers and

Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts. The Portfolios and their related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolios as underlying investment options in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

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SUNAMERICA SERIES TRUST: A QUICK NOTE ABOUT THE PORTFOLIOS

This Prospectus is designed to help you make informed decisions about one of the investments available under your variable insurance contract. It provides you with an overview of the Trust and four of its separate investment series (“Portfolios”) and their investment goals and principal investment strategies.

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and/or variable life insurance policies (collectively, “variable insurance contracts”) offered by life insurance companies affiliated with SunAmerica Asset Management, LLC (“SAAMCo”) the Portfolios’ adviser and administrator. “You” and “your” as used in this Prospectus refer to contract holders who invest in the Portfolios indirectly through their variable insurance contracts. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a variable insurance contract from one of the life insurance companies. This Prospectus offers Class 1 shares of each Portfolio.

You should be aware that the variable insurance contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a variable insurance contract and the Portfolios available to you in the prospectus that offers the variable insurance contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for variable insurance contracts through the various life insurance companies. Nevertheless, the Trust’s Board of Trustees (the “Board”) intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company Separate Accounts might withdraw their investments in a Portfolio. If that were to occur, a Portfolio might be forced to redeem some of its shares in the Master Fund (as such term is defined below) in which it invests (as described under “Master-Feeder Mutual Fund Structure”); the Master Fund might in turn be forced to sell portfolio securities at disadvantageous prices.

Introduction to the American Funds® SAST Portfolios

This Prospectus provides information about four Portfolios offered by the Trust. The following sections describe key information about the Portfolios, including information regarding their investment goals, investment strategies, risks and fees. Each Portfolio’s investment goal can be changed without shareholder approval. Use the Portfolio Summaries to compare each Portfolio with other mutual funds. More detailed information about the risks and investment techniques of the Portfolios can be found in “Portfolio Details” herein.

The Portfolio Summaries contain a discussion of the principal risks of investing in each Portfolio. As with any mutual fund, there can be no guarantee that a Portfolio will meet its goal or that a Portfolio’s performance will be positive for any period of time.

Reading the Prospectus will help you to decide whether one of these Portfolios is the right investment for you. You should keep this Prospectus for future reference. Additionally, because these Portfolios are feeder funds in a master-feeder mutual fund structure, as described below, it is important that you read the enclosed Master Fund prospectus which is provided to you along with this Prospectus.

Master-Feeder Mutual Fund Structure

Each Portfolio described in this Prospectus operates as a “feeder fund,” which means it does not buy individual securities directly. Instead, it invests all or substantially all of its investment assets in another mutual fund, the “master fund,” which invests directly in individual securities. Each such master fund (each a “Master Fund,” and collectively, the “Master Funds”) is a portfolio offered by American Funds Insurance Series® (“American Funds®”). Therefore, each Portfolio has the same investment goal and limitations as its corresponding Master Fund in which it invests and the investment return of each Portfolio corresponds directly to that of its Master Fund. The differences in investment goals and policies among each of the four Master Funds can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject.

As feeder funds, the Portfolios do not pay their investment adviser for portfolio management services because each Portfolio’s assets are invested in its respective Master Fund’s portfolio, which is managed by Capital Research and Management Company (“Capital Research”), the Master Funds’ investment adviser. Under the master-feeder structure, however, each Portfolio may withdraw its entire investment from its corresponding Master Fund if the Board determines that it is in the best interests of the Portfolio and its shareholders to do so. At the time of such withdrawal, the Board would have to consider what action might be taken, including: (1) investing all of the assets of the Portfolio in another pooled investment entity (i.e., another master fund); (2) electing to have SAAMCo, the Portfolios’ investment manager, manage the Portfolio either directly or with a subadviser under the Trust’s investment advisory and management agreement with SAAMCo; or (3) taking any other appropriate action. The Trust has entered into an investment advisory and management agreement with SAAMCo pursuant to which SAAMCo will provide the services set forth below so long as a Portfolio is a “feeder fund” investing into a Master Fund and provides that SAAMCo will provide portfolio management for a Portfolio if the Portfolio ceases to operate as a “feeder fund.”

SAAMCo currently is waiving a portion of its advisory fee for each Portfolio because it is not providing portfolio management

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SUNAMERICA SERIES TRUST: A QUICK NOTE ABOUT THE PORTFOLIOS

services to the Portfolios. If a Portfolio were to withdraw its entire investment from its corresponding Master Fund and the Board approved SAAMCo as the investment manager for the Portfolio, SAAMCo would provide portfolio management services to the Portfolio, the current fee waiver would terminate and SAAMCo would receive its full contractual advisory fee for that Portfolio, effectively increasing the advisory fee payable by the Portfolio, subject to any voluntary or contractual fee waivers and/or expense reimbursements agreed to between SAAMCo and the Trust at that time. See “Information about the Investment Manager to the Portfolios” for a more complete discussion of the advisory fee arrangements.

SAAMCo provides those services for the Portfolios that are normally provided by a fund’s investment adviser with the exception of portfolio management. Such services include, but are not limited to, monitoring the ongoing investment performance of the Master Funds, monitoring the Portfolios’ other service providers, facilitating the distribution of Master Fund shareholder materials to Portfolio shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Portfolios with respect to their investment in the corresponding Master Funds.

Investment of each Portfolio’s assets in its corresponding Master Fund is not a fundamental policy of any Portfolio and a shareholder vote is not required for any Portfolio to withdraw its entire investment from its corresponding Master Fund. A withdrawal by a Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio.

The Board considered that the Portfolios will bear their own portfolio expenses as well as their pro rata share of each Portfolio’s corresponding Master Fund fees and expenses.

Because each Portfolio invests all or substantially all of its assets in a Master Fund, each Portfolio and its shareholders will bear the fees and expenses of both the Portfolio and the Master Fund in which it invests, with the result that each Portfolio’s expenses may be higher than those of other mutual funds which invest directly in securities. This structure is different from that of other Trust portfolios and many other investment companies, which directly acquire and manage their own portfolio of securities. Each Master Fund may have other shareholders, each of whom, like each Portfolio, will pay their proportionate share of the Master Fund’s expenses. The expenses and, correspondingly, the returns of other shareholders of the Master Funds, may differ from those of the Portfolios. The Master Funds are not established as partnerships, and therefore do not allocate income and expenses, but pay distributions to each Master Fund shareholder, including the Portfolios.

Information about the Master Funds and Capital Research is provided with their permission and is based on information provided by Capital Research or derived from American Funds®.

Portfolios and Master Funds

Each Master Fund is a portfolio offered by American Funds®. Each Portfolio’s corresponding Master Fund is listed below:

Trust Feeder Fund	American Funds® Master Fund

American Funds® Growth SAST Portfolio	American Funds Insurance Series® Growth Fund

American Funds® Global Growth SAST Portfolio	American Funds Insurance Series® Global Growth Fund

American Funds® Growth-Income SAST Portfolio	American Funds Insurance Series® Growth-Income Fund

American Funds® Asset Allocation SAST Portfolio	American Funds Insurance Series® Asset Allocation Fund

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ACCOUNT INFORMATION

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable insurance contracts offered by life insurance companies affiliated with SAAMCo. All shares of the Trust are owned by Separate Accounts of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a variable insurance contract from one of the life insurance companies. The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. Each Portfolio offers only Class 1 and Class 3 shares.

Payments in Connection with Distribution

Certain life insurance companies affiliated with SAAMCo receive revenue sharing payments from SAAMCo in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolio, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolio or from investment management fees received by the adviser.

TRANSACTION POLICIES

Valuation of Shares

The net asset value per share (“NAV”) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) by dividing the net assets of each Portfolio by the number of such Portfolio’s outstanding shares. Because certain of the Portfolios may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the Portfolios do not price their shares, the values of the Portfolios may change on days when you will not be able to purchase or redeem fund shares.

Because Class 3 shares are subject to service fees, while Class 1 shares are not, the NAV of the Class 3 shares will generally be lower than the NAV of the Class 1 shares of each Portfolio.

Fair Valuation

The NAV of each Portfolio is determined based upon the NAV of its corresponding Master Fund.

The Master Funds

Each Master Fund calculates its NAV each day the NYSE is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. If, for example, the NYSE closes at 1 p.m. New York time, the Master Funds’ share prices would still be determined as of 4 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless Capital Research determines that a “fair value” adjustment is appropriate due to subsequent events. Assets are valued primarily on the basis of market quotations. However, the Master Funds have adopted procedures for making “fair value” determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the NYSE that, in the opinion of Capital Research, materially affect the value of any of the securities in the Master Funds’ portfolios that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate NAVs.

Because certain of the Master Funds may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the funds do not price their shares, the values of securities held in the Master Funds may change on days when you will not be able to purchase or redeem fund shares.

Shares of the Master Funds will be purchased or sold at the NAV next determined after receipt of requests from the appropriate insurance company. Requests received by the appropriate insurance company prior to 4 p.m. New York time and communicated by the insurance company to the Master Funds or their agent will be purchased or sold at that day’s NAV.

Buying and Selling Portfolio Shares

The Portfolios

Buy and sell prices.  The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

Execution of requests.  The Trust is open on those days when the NYSE is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

The Master Funds

Buy and sell prices. Shares of the Master Funds are currently offered only to insurance company Separate Accounts and feeder funds that themselves are offered only to insurance company Separate Accounts. All such shares may be purchased or redeemed by the Separate Accounts or feeder funds without any sales or redemption charges at net asset value. Such

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TRANSACTION POLICIES

purchases and redemptions are made promptly after corresponding purchases and redemptions of units of the Separate Accounts/feeder funds.

Restrictions on Sales. All Master Fund shares may be purchased or redeemed at NAV without any sales or redemption charges.

Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through variable insurance contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers of redemptions should not acquire variable insurance contracts that relate to shares of the Portfolios. The Board has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interests of its Portfolios’ performance or their participants. Market timing can disrupt the ability of a manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of a Portfolio. In addition, market timing may increase a Portfolio’s expenses through increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Each Master Fund may invest in foreign securities and the Master Asset Allocation Fund may invest significantly in high-yield fixed income securities (“junk bonds”); to the extent a Master Fund invests in foreign securities or junk bonds, its corresponding Portfolio may be particularly vulnerable to market timing. Market timing in a Portfolio whose corresponding Master Fund invests significantly in foreign securities may occur because of time zone differences between the foreign markets on which the Master Fund’s international portfolio securities trade and the time as of which the Portfolio’s NAV is calculated. Market timing in the Asset Allocation Portfolio may occur if market prices are not readily available for a Master Asset Allocation Fund’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s NAV, or if they believe market prices for junk bonds are not accurately reflected by a Master Fund.

Shares of the Portfolios are held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the insurance company Separate Account to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. The Trust has entered into agreements with the insurance company Separate Accounts that require the insurance company Separate Accounts to provide certain information to identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the insurance company Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures.

There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, you may be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company Separate Accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the insurance company Separate Accounts may differ from those imposed by the Trust. Please review your variable insurance contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company Separate Account may impose with respect to trades made through a variable insurance contract.

Please refer to the documents pertaining to your variable insurance contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

The Master Funds

The Portfolios also may be affected if there is frequent trading of Master Fund shares by other shareholders of a Master Fund. Frequent trading of a Master Fund’s shares may lead to increased costs to the Master Fund and less efficient management of the Master Fund’s portfolio, resulting in dilution of the value of the shares held by long-term shareholders, such as the Portfolios.

The Master Funds and American Funds Distributors, Inc. (“AFD”), the Master Funds’ distributor, reserve the right to reject any purchase order for any reason. The Master Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that a Master Fund or AFD has determined could involve actual or potential harm to any Master Fund may

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TRANSACTION POLICIES

be rejected. Frequent trading of a Master Fund’s shares may lead to increased costs to that Master Fund and less efficient management of the Master Fund’s portfolio, resulting in dilution of the value of the shares held by long-term shareholders.

Information about the Portfolios’ Distributor

AIG Capital Services, Inc. (formerly, SunAmerica Capital Services, Inc.) (the “Distributor”), the Portfolios’ distributor, distributes each Portfolio’s shares and incurs the expenses of distributing the Portfolios’ shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

DIVIDEND POLICIES AND TAXES

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net realized gains, if any, are paid annually for all Portfolios.

Distribution Reinvestments. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid. The per share dividends on Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 3 shares are subject to service fees, while Class 1 shares are not.

Taxability of a Portfolio. Each Portfolio intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

Taxability of Contract Owners. Generally, the owners of variable insurance contracts are not taxed currently on income or gain realized by such contracts. However, some distributions from variable insurance contracts may be taxable. In addition, distributions made to an owner who is younger than 59 1⁄2 may be subject to a penalty tax of 10%.

In order for the holders of a variable insurance contract to receive this favorable tax treatment, the Separate Accounts underlying such contracts must meet certain diversification and investor control requirements, as must the underlying funds in which they invest. If a Portfolio, a Master Fund or a Separate Account were to fail to meet the diversification, minimum distribution or investor control requirements, income allocable to the contracts would be taxable currently to the holders of the contracts and income from prior periods relating to such contracts could also be taxable and would remain taxable in future years, even if diversification was achieved in the future.

The Master Funds

Each Master Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code. In any fiscal year in which a Master Fund so qualifies and distributes to shareholders its investment company taxable income and net realized capital gain, the Master Fund itself is relieved of federal income tax.

It is the Master Funds’ policy to distribute to the shareholders (the insurance company Separate Accounts and any feeder funds) all of its investment company taxable income and capital gain for each fiscal year.

See the applicable contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the Separate Accounts.

Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust’s assets. VALIC Retirement Services Company is the Trust’s Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

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PORTFOLIO DETAILS

Additional Information about Investments,

Investment Techniques and Risks

The Master Funds may use other investments and techniques in an effort to increase returns, protect assets or diversify investments. The Statement of Additional Information (“SAI”) for the Portfolios contains additional information about the Master Funds’ other investment techniques. For information on how to obtain an SAI, see the back cover. When you request a copy of the Portfolios’ SAI, you will also receive a copy of the Master Funds’ SAI free of charge.

Active Trading (All four Master Funds) – A strategy used whereby a Master Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly pro rata by a Portfolio. During periods of increased market volatility, active trading may be more pronounced. Under certain market conditions, the investment policies of the Master Asset Allocation Fund may result in higher portfolio turnover than those of the other Master Funds.

Currency Volatility (All four Master Funds) – The value of a Master Fund’s foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Master Fund’s non-U.S. dollar denominated securities.

Defensive Investments (All four Master Funds) – Each Master Fund will also hold cash or money market instruments, the amount of which will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, a Master Fund may hold all, or a significant portion, of its assets in cash or money market instruments. When a Master Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Master Fund may not achieve its investment goal.

Depositary Receipts (All four Master Funds) – The Master Funds invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts, which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Risk of Income-Oriented Stocks (Master Growth-Income Fund and Master Asset Allocation Fund) – Changes in dividend policies or the availability of capital resources may reduce the income from companies in which the Master Funds invest.

Emerging Market Countries Risk (All four Master Funds) – Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. Emerging and developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect prices of securities. The economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies or markets. Because these markets may not be as mature, there may be increased settlement risks for transactions in local securities.

Equity Securities (All four Master Funds) – Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

–	Convertible Securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

–	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

–	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

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PORTFOLIO DETAILS

Fixed Income Securities (All four Master Funds) – Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

–	Agency Discount Notes are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

–	Corporate Debt Instruments (Bonds, Notes and Debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

–	An Investment Grade Fixed Income Security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by Capital Research). The two best-known debt rating agencies are Standard and Poor’s (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”). “Investment Grade” refers to any security rated “BBB” or above by S&P or “Baa” or above by Moody’s.

–	A Junk Bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

–	Pass-Through Securities involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities. To be announced (“TBA”) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.

–	Preferred Stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

–	U.S. Government Securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

–	Zero-Coupon Bonds. Zero coupon bonds are debt obligations issued or purchased at a significant discount from face value.

Foreign Exposure (All four Master Funds) – Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities.

Forward Currency Contract Risk (All four Master Funds) – Each of the Master Growth Fund, Master Global Growth Fund and Master Asset Allocation Fund can enter into forward currency contracts to protect against changes in currency exchange rates. Master Growth-Income Fund does not currently intend to engage in any such transactions other than purchasing and selling foreign exchange contracts which will be used to facilitate settlement of trades. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the Master Funds will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The Master Funds will not generally attempt to protect against all potential changes in exchange rates. The Master Funds will segregate liquid assets which will be marked to market daily to meet their forward contract commitments to the extent required by the Securities and Exchange Commission (“SEC”). To the extent a forward currency contract is used to hedge another position in a Master Fund, the Master Fund will be exposed to the risks associated with hedging. While hedging strategies can be very useful and inexpensive ways of reducing

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PORTFOLIO DETAILS

risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Illiquid/Restricted Securities (All four Master Funds) – These securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Risk of Thinly-Traded Securities (All four Master Funds) – There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

Large Cap Companies Risk (All four Master Funds) – Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Master Fund’s value may not rise as much as the value of portfolios that emphasize smaller cap companies.

Market Risk (All four Master Funds) Each of the Portfolio’s, the Master Fund’s or the Underlying Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or issuer may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment adviser’s assessment of issuers held in the Underlying Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Master Fund’s or the Underlying Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Market Volatility (All four Master Funds) – The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Master Fund’s portfolio. Individual stocks are affected by many factors, including:

●	corporate earnings,
●	production,
●	management,
●	sales, and
●	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Repurchase Agreements (All four Master Funds) – The Master Funds may enter into repurchase agreements under which the Master Funds buy a security and obtain a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the Master Funds’ custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. If the seller under the repurchase agreement defaults, a Master Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by a Master Fund may be delayed or limited.

Securities Selection Risk (All four Master Funds) – A strategy used by a Master Fund, or securities selected by its portfolio managers, may fail to produce the intended return.

Short-Term Investments (All four Master Funds) – Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Master Fund with sufficient liquidity to meet redemptions and cover expenses.

Small (Master Growth Fund, Master Growth-Income Fund and Master Asset Allocation Fund) and Medium Sized (All four Master Funds) Companies Risk – Each of the Master Growth Fund, Master Growth-Income Fund and Master Asset Allocation Fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $3.5 billion at the time of purchase). Capital Research believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (“OTC”) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed

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PORTFOLIO DETAILS

stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Master Funds determine relative market capitalizations using U.S. standards. Accordingly, the Master Funds’ non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

Unseasoned Companies (All four Master Funds) – Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

About the Indices

The Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

The MSCI ACWI (All Country World Index) captures large and mid-cap representation across 24 developed and 21emerging markets countries. With [2,433] constituents, the

Index covers approximately [84]% of the global investable equity opportunity set. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted the actual returns of the Index would be lower.

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted the actual returns of the Index would be lower.

Portfolio Holdings

The Portfolios. A description of the Portfolios’ policies and procedures regarding the release of portfolio holdings information is available in the Portfolios’ SAI. However, under the master-feeder structure, each Portfolio’s sole or primary portfolio holding is shares in the corresponding Master Fund (each Portfolio may also hold cash or cash equivalents).

The Master Funds. A description of the Master Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Master Funds’ SAI.

MANAGEMENT

Information about the Investment Adviser to the Master Funds

Capital Research, an experienced investment management organization founded in 1931, serves as investment adviser to the Master Funds and to other mutual funds, including those in the American Funds®. Capital Research, a wholly owned subsidiary of The Capital Group Companies, Inc., is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research manages the investments and business affairs of the Master Funds.

The Master Funds rely on the professional judgment of their investment adviser, Capital Research, to make decisions about the Master Funds’ portfolio investments. The basic investment philosophy of Capital Research is to seek to invest in attractively priced securities that, in its opinion, represent above-average long-term investment opportunities. Capital Research believes that an important way to accomplish this is through fundamental analysis, including meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when Capital Research believes that they no longer represent relatively attractive investment opportunities.

The annual management fee for the year ended December 31, [2015], expressed as a percentage of each Master Fund’s average daily net assets and not taking into account any applicable waivers, is as follows:

Master Fund	Management Fee
Master Growth Fund	0.33%
Master Global Growth Fund	0.52%
Master Growth-Income Fund	0.27%
Master Asset Allocation Fund	0.28%

A discussion regarding the basis for the Master Fund Board of Trustees’ approval of the investment advisory agreement for the Master Growth Fund, Master Global Growth Fund, the Master Growth-Income Fund and the Master Asset Allocation Fund is available in the Master Funds’ annual report to shareholders for the fiscal year ended December 31, [2015].

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MANAGEMENT

Information about the Investment Manager to the Portfolios

Because each Portfolio invests all of its assets in a Master Fund, investment advisory services are currently provided at the Master Fund level by Capital Research. Pursuant to its investment advisory and management agreement with the Trust, SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, provides those services for the Portfolios that are normally provided by a fund’s investment adviser with the exception of portfolio management.

SAAMCo provides master-feeder operational support services to each of the Portfolios under its investment advisory and management agreement with the Trust so long as the Portfolios are part of a master-feeder fund structure. Such services will include, but are not limited to, monitoring the ongoing investment performance of the Master Funds, monitoring the Portfolios’ other service providers, facilitating the distribution of Master Fund shareholder materials to Portfolio shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Portfolios with respect to their investment in the corresponding Master Funds.

Under the Trust’s investment advisory and management agreement with SAAMCo, if a Portfolio ceased to operate as part of a master-feeder fund structure SAAMCo, upon the approval of the Board, would provide the Portfolio with investment advisory services, including portfolio management, either directly or with a subadviser. For these services, SAAMCo would be entitled to receive a fee of 0.85% of each Portfolio’s (0.95% for Global Growth Portfolio) average daily net assets, accrued daily and paid monthly. Currently, SAAMCo is waiving 0.60% (0.70% for Global Growth Portfolio) of this advisory fee for each Portfolio because it is not providing portfolio management services to the Portfolios.

A discussion regarding the basis for the Board’s approval of investment advisory agreement for the Portfolios is available in the Portfolios’ Annual Report to shareholders for the period ended December 31, [2015].

SAAMCo is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $74.3 billion as of December 31, 2015.

SAAMCo has received an exemptive order from the SEC that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with subadvisers approved by the Board without obtaining shareholder approval. Thus, in the event that a Portfolio is no longer part of a master-feeder structure, the exemptive order permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ subadvisers for the Portfolios, change the terms of particular agreements with subadvisers or continue the employment of existing subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. You will be notified of any subadviser hirings or changes. Shareholders of a Portfolio have the right to terminate an agreement with a subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Affiliated subadvisers selected and approved by the Board are subject to shareholder approval. Any new subadvisory agreement or amendment to a Portfolio’s management agreement or subadvisory agreement that directly or indirectly results in an increase in the aggregate management fee rate payable by the Portfolio will be submitted to the Portfolio’s shareholder for their approval.

The expense table contained in each Portfolio Summary reflects the total expenses of investing in the Portfolios, including the expenses related to their investments in the Master Funds. The following tables show how the expenses are allocated between the Portfolios and the Master Funds.

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MANAGEMENT

Feeder Portfolio Expenses	American Funds® Growth SAST Portfolio	American Funds® Global Growth SAST Portfolio	American Funds® Growth-Income SAST Portfolio	American Funds® Asset Allocation SAST Portfolio

Management Fees	0.85%	0.95%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A
Other Expenses	0.04%	0.03%	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.89%	0.98%	0.90%	0.90%
Less Fee Waiver/Reimbursement	0.60%	0.70%	0.60%	0.60%
Total Annual Portfolio Operating Expenses After Waivers and/or Reimbursements	0.29%	0.28%	0.30%	0.30%

Master Fund Expenses	Master Growth Fund	Master Global Growth Fund	Master Growth- Income Fund	Master Asset Allocation Fund
Management Fees	0.33%	0.52%	0.27%	0.28%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A
Other Expenses	0.02%	0.03%	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.35%	0.55%	0.29%	0.30%

Total Master Feeder Fund Expenses	0.64%	0.83%	0.59%	0.60%

Capital Research uses a system of multiple fund counselors in managing mutual fund assets. Under this approach, the portfolio of a Master Fund is divided into segments, which are managed by individual managers. Portfolio managers decide how their respective segments will be invested. In addition, Capital Research investment analysts may make investment decisions with respect to a portion of a Master Fund’s portfolio. Investment decisions are subject to the limits provided by a Master Fund’s goals and policies and the oversight of Capital Research’s investment committee. Capital Research manages equity assets through three investment divisions, Capital World Investors, Capital Research International Investors and Capital Research Global Investors, and manages fixed-income assets through its fixed income division, Capital Fixed Income Investors. Capital World Investors, Capital Research International Investors, Capital Research Global Investors, and Capital Fixed Income Investors make investment decisions on an independent basis.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research. In that event, Capital Research would continue to be the Master Funds’ investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research could incorporate its fixed income division in the future and engage it to provide day-to-day investment management of fixed income assets. Capital Research and the funds it advises have received an exemptive order from the SEC that allows Capital Research to use, upon approval of the Master Funds’ boards, its management subsidiaries and affiliates to provide day-to-day investment management services to the Master Funds, including making changes to the management subsidiaries and affiliates

Portfolio Management of the Master Funds

providing such services. Each Master Fund’s shareholders pre-approved this arrangement, however, there is no assurance that Capital Research will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

In addition, the Master Funds’ shareholders approved a proposal to reorganize the American Funds Insurance Series® (“AFIS”) into a Delaware statutory trust. However, AFIS reserves the right to delay implementing the reorganization.

The Master Fund portfolio managers primarily responsible for the day-to-day management of the Master Funds’ portfolios are listed below:

Master Growth Fund Team Members

Donnalisa Parks Barnum is a Partner of Capital World Investors. Ms. Barnum has been employed in the investment management area of Capital Research or its affiliates for the past 29 years. Ms. Barnum has been an equity portfolio manager for the Master Growth Fund for the past 12 years.

Gregory D. Johnson is a Partner of Capital World Investors. Mr. Johnson has been employed in the investment management area of Capital Research or its affiliates for the past 22 years. Mr. Johnson has been an equity portfolio manager for the Master Growth Fund for the past 8 years.

Michael T. Kerr is a Partner of Capital World Investors. Mr. Kerr has been employed with Capital Research or its affiliates for 30 years. Mr. Kerr has been an equity portfolio manager for the Master Growth Fund for the past 10 years.

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MANAGEMENT

Ronald B. Morrow is a Partner of Capital World Investors. Mr. Morrow has been employed in the investment management area of Capital Research or its affiliates for the past 18 years. Mr. Morrow has been an equity portfolio manager for the Master Growth Fund for the past 12 years.

Andraz Razen is a Vice President of Capital World Investors. Mr. Razen has been employed in the investment management area of Capital Research or its affiliates for 11 years. Mr. Razen has been an equity portfolio manager for the Master Growth Fund for the past 2 years and has 3 years of prior experience as an investment analyst for the Master Growth Fund.

Alan J. Wilson is a Partner of Capital World Investors. Mr. Wilson has been employed as an investment professional for 30 years in total, 24 years with Capital Research or its affiliates. Mr. Wilson has been an equity portfolio manager for the Master Growth Fund for 1 year.

Master Global Growth Fund Team Members

Isabelle de Wismes is a Partner of Capital World Investors. Ms. de Wismes has been employed with Capital Research or its affiliates for the last 22 years. Ms. de Wismes has been an equity portfolio manager for the Master Global Growth Fund for the past 3 years and has 14 years of prior experience as an investment analyst for the Master Global Growth Fund.

Jonathan Knowles is a Partner of Capital World Investors. Mr. Knowles has been employed with Capital Research or its affiliates for 23 years. Mr. Knowles has been an equity portfolio manager for the Master Global Growth Fund for the past 2 years and has 10 years of prior experience as an investment analyst for the Master Global Growth Fund.

Galen Hoskins is a Partner of Capital World Investors. Mr. Hoskins has been employed with Capital Research or its affiliates for 21 years. Mr. Hoskins has been an equity portfolio manager for the Master Global Growth Fund for the past 12 years and has 14 years of prior experience as an investment analyst for the Master Global Growth Fund.

Patrice Collete is a Partner of Capital World Investors. Ms. Collete has been employed with Capital Research or its affiliates for less than 16 years. Ms. Collete has been an equity portfolio manager for the Master Global Growth Fund for less than 1 year and has 14 years of prior experience as an investment analyst for the Master Global Growth Fund.

Master Growth-Income Fund Team Members

J. Blair Frank is a Partner of Capital Research Global Investors. Mr. Frank has been employed in the investment management area of Capital Research or its affiliates for the past 21 years. Mr. Frank has been an equity portfolio manager for the Master Growth-Income Fund for the past 9 years.

Claudia P. Huntington is a Partner of Capital Research Global Investors. Ms. Huntington has been employed with Capital Research or its affiliates for the past 40 years. Ms. Huntington has been an equity portfolio manager for the Master Growth-Income Fund for 21 years.

Donald D. O’Neal is a Partner of Capital Research Global Investors. Mr. O’Neal has been employed with Capital Research or its affiliates for the past 30 years. Mr. O’Neal has been an equity portfolio manager for the Master Growth-Income Fund for 10 years.

William L. Robbins is a Partner of Capital International Investors. Mr. Robbins has been employed with Capital Research or its affiliates for 20 years. Mr. Robbins has been an equity portfolio manager for the Master Growth-Income Fund for 3 years and has 12 years of prior experience as an investment analyst for the Master Growth-Income Fund.

Dylan J. Yolles is a Partner of Capital International Investors. Mr. Yolles has been employed with Capital Research or its affiliates for 15 years. Mr. Yolles has been an equity portfolio manager for the Master Growth-Income Fund for the past 10 years.

Master Asset Allocation Fund Team Members

Alan N. Berro is a Partner of Capital World Investors. Mr. Berro has been employed with Capital Research or its affiliates for 24 years. Mr. Berro has been an equity portfolio manager for the Master Asset Allocation Fund for the past 15 years.

J. David Carpenter is a Partner of Capital World Investors. Mr. Carpenter has been employed with Capital Research or its affiliates for 17 years. Mr. Carpenter has been and equity portfolio manager for the Master Asset Allocation Fund for the past 2 years.

David A. Daigle is a Partner of Capital Fixed Income Investors, Capital Research. Mr. Daigle has been employed with Capital Research or its affiliates for 21 years. Mr. Daigle has been a fixed-income portfolio manager for the Master Asset Allocation Fund for 6 years.

Jeffrey T. Lager is a Partner of Capital World Investors. Mr. Lager has been employed in the investment management area of Capital Research or its affiliates for the past 19 years. Mr. Lager has been an equity portfolio manager for the Master Asset Allocation Fund for the past 8 years.

James R. Mulally is a Partner of Capital Fixed Income Investors, Capital Research. Mr. Mulally has been employed with Capital Research or its affiliates for 35 years. Mr. Mulally has been a fixed income equity portfolio manager for the Master Asset Allocation Fund for 9 years.

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MANAGEMENT

Eugene P. Stein is a Partner of Capital World Investors. Mr. Stein has been employed with Capital Research or its affiliates for 43 years. Mr. Stein has been an equity portfolio manager for the Master Asset Allocation Fund for the past 7 years.

With respect to the individuals listed, the Master Funds’ SAI provides additional information about compensation, other accounts managed and ownership of securities in the Master Funds.

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FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolio’s financial performance for the past 5 years. Since Class 1 shares of each Portfolio have no performance history, the financial information in the Financial Highlights tables below shows each Portfolio’s financial performance for the periods indicated for Class 3 shares of the Portfolio. Although Class 3 shares are not offered in this Prospectus, Class 3 shares would have substantially similar performance to the Class 1 shares offered in this Prospectus because Class 3 shares and Class 1 shares are invested in the same portfolio of securities and performance would differ only to the extent that Class 3 shares and Class 1 shares do not have the same expenses. The actual return of Class 1 shares would have been higher than that of Class 3 shares because Class 1 shares have lower expenses than Class 3 shares. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by [                    ], whose report, along with each Portfolio’s financial statements, is included in the Trust’s Annual Report to shareholders, which is available upon request.

[Financial Highlights]

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FOR MORE INFORMATION

The following documents contain more information about the Portfolios’ investments and are available free of charge upon request:

●	The Annual/Semi-annual Reports contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year.

●	The Statement of Additional Information (SAI) contains additional information about the Portfolios’ policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

The Trust’s prospectuses, SAIs, and semi-annual and annual reports are available at www.aig.com/getprospectus or online through the internet websites of the life insurance companies offering the Portfolios as investment options. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 15570

Amarillo, Texas 79105-5570.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

SUNAMERICA SERIES TRUST

INVESTMENT COMPANY ACT

File No. 811-07238

AMERICAN FUNDS INSURANCE SERIES®

INVESTMENT COMPANY ACT

File No. 811-3857

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The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offeror sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 25, 2016

PROSPECTUS

[             ], 2016

SUNAMERICA SERIES TRUST

(Class 1 Shares)

VCPSM Managed Asset Allocation SAST Portfolio

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

i

PORTFOLIO SUMMARY: VCPSM MANAGED ASSET ALLOCATION SAST PORTFOLIO

Investment Goal

The Portfolio’s investment goal is high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity contract or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If the separate account’s fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses (1)(expenses that you pay each year as a percentage of the value of your investment)

Management Fees(2)(3)		1.20%
Distribution and/or Service (12b-1) Fees		None
Other Expenses(4)
Other Master Fund Expenses(5)	0.29%
Acquired Fund Fees and Expenses of the Master Fund	0.28%
Other Portfolio Expenses	0.02%
Total Other Expenses		0.59%
Total Annual Portfolio Operating Expenses		1.79%
Less Fee Waivers and/or Reimbursements (2)(3)(5)		0.86%
Total Annual Portfolio Operating Expenses After Waivers and/or Reimbursements		0.93%

(1)	Amounts reflect the total expenses of the Portfolio and the Master Managed Risk Fund (as defined herein).
(2)	SunAmerica Asset Management, LLC (“SAAMCo”) has entered into a contractual agreement with SunAmerica Series Trust (the “Trust”) under which it will waive 0.70% of its advisory fee for such time as the Portfolio is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment advisory and management agreement with the Trust. This fee waiver will continue indefinitely as long as the Portfolio is part of a master-feeder fund structure and cannot be reduced or eliminated without Board approval.
(3)	Capital Research and Management Company (“Capital Research”) currently waives a portion of its management fee equal to 0.15% of the Master Managed Risk Fund’s net assets. This waiver will be in effect through at least [ ], unless modified or terminated by the Master Managed Risk Fund Board. Capital Research may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the Master Managed Risk Fund Board.
(4)	“Other Expenses” are based on anticipated other expenses payable by Class 1 shares for the current fiscal year.
(5)	Capital Research is currently reimbursing a portion of the expenses. This waiver and reimbursement will be in effect through at least [ ], unless modified or terminated by the Master Managed Risk Fund Board. Capital Research may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the Master Managed Risk Fund Board.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses include the aggregate expenses of both the Master Managed Risk Fund and the Portfolio and assumes that any fee waiver and/or reimbursement continues for one year except for SAAMCo’s waiver of its advisory fee, which is included for each year. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the Total Annual Portfolio Operating Expenses After Fee Waivers and/or Reimbursements shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$95	$331	$585	$1,314

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 2% of the average value of its portfolio.

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PORTFOLIO SUMMARY: VCPSM MANAGED ASSET ALLOCATION SAST PORTFOLIO

Principal Investment Strategies of the Portfolio

The Portfolio described in this Prospectus operates as a “feeder fund” and attempts to achieve its investment goal by investing all or substantially all of its assets in Class P1 shares of the American Funds Insurance Series® (“AFIS”) Managed Risk Asset Allocation Fund (the “Master Managed Risk Fund”), a portfolio offered by American Funds Insurance Series®, a registered open-end investment company. In turn, the Master Managed Risk Fund pursues its investment objective by investing in shares of an underlying fund, the American Funds Insurance Series® Asset Allocation FundSM (the “Underlying Fund”), while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts.

The investment objective of the Underlying Fund is to provide investors with high total returns (including income and capital gains) consistent with preservation of capital over the long term. The Underlying Fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The Underlying Fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the Underlying Fund’s investment adviser, Capital Research, expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. As of December 31, 2014, the Underlying Fund was approximately 67% invested in equity securities, 25% invested in debt securities and 8% invested in money market instruments. The proportion of equities, debt and money market securities held by the Underlying Fund varies with market conditions and its investment adviser’s assessment of their relative attractiveness as investment opportunities.

Although the Underlying Fund focuses on investments in medium to larger capitalization companies, the Underlying Fund’s investments are not limited to a particular capitalization size. The Underlying Fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the Underlying Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Underlying Fund’s investment adviser or unrated but determined to be of equivalent quality by the investment adviser). Such securities are sometimes referred to as “junk bonds.”

The Master Managed Risk Fund employs a risk-management overlay, or managed risk strategy. The managed risk strategy consists of using hedge instruments – primarily short positions in exchange-traded futures contracts – to attempt to stabilize the volatility of the Master Managed Risk Fund around a target volatility level and reduce the downside exposure of the Master Managed Risk Fund during periods of significant market declines. “Volatility” in this context means variance in the Master Managed Risk Fund’s investment results. The Master Managed Risk Fund employs a subadviser to select individual futures contracts on equity indices of U.S. markets and markets outside the United States that the subadviser believes are correlated to the Underlying Fund’s equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indices to the Underlying Fund’s portfolio. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the Master Managed Risk Fund. The subadviser may also seek to hedge the Master Managed Risk Fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The short equity futures contracts increase in value as equity markets decline. The subadviser will purchase or sell futures contracts through a futures commission merchant, or FCM. Upon entering into a futures contract, the Master Managed Risk Fund will be required to deposit with the FCM an amount of cash for collateral, or initial margin, that will be held at the clearinghouse or exchange in the name of the FCM. On a daily basis, the Master Managed Risk Fund will be required to post additional cash with the FCM if a futures contract loses value or will receive cash if a futures contract gains in value. This cash, known as variation margin, may be held intraday at the FCM.

During periods of generally rising equity security prices, the subadviser will increase the target level of protection in the Master Managed Risk Fund to seek to protect the growing value of the Fund’s portfolio. During or after severe market downturns, however, the Master Managed Risk Fund’s subadviser will realize gains for the Master Managed Risk Fund on the Fund’s short futures positions and the amount of short futures held by the Fund will decrease. Even in periods of low volatility in the equity markets, however, the subadviser may continue to use the hedging techniques to seek to preserve gains in favorable market conditions and reduce losses in adverse market conditions. In the event of a sudden market dislocation, the managed risk strategy may not provide the same downside protection as in other periods. In addition, under certain market conditions, the subadviser reserves the right to purchase or sell exchange-traded interest rate futures, including futures contracts on U.S. Treasury bonds, to seek to manage interest rate risk.

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PORTFOLIO SUMMARY: VCPSM MANAGED ASSET ALLOCATION SAST PORTFOLIO

Due to recent regulatory changes, the market for swaps is likely to move from a largely over-the-counter market to an exchange-traded market. If in the judgment of the Master Managed Risk Fund’s investment adviser and the subadviser, the exchange-traded swaps market becomes similar in depth and substance to that of the exchange-traded futures market, the subadviser may use exchange-traded swaps to seek to hedge interest rate risk. A swap is an agreement pursuant to which two parties agree to exchange the returns, or differential in rates of returns, earned or realized on particular predetermined interest rates, investments or instruments over a predetermined period. The risks of investing in exchange-traded swaps will be substantially similar to those of investing in exchange-traded futures.

The Master Managed Risk Fund may be required to own cash or other liquid assets and post these assets with a FCM or broker as collateral to cover the obligations under its futures contracts. In situations of extreme market volatility, the short positions held in exchange-traded equity index futures could potentially eliminate the Master Managed Risk Fund’s net economic exposure to equity securities. In addition, during severe market dislocations the Master Managed Risk Fund may adjust its managed risk strategy if advisable in the judgment of the Master Managed Risk Fund’s investment adviser and subadviser. Before adjusting the Master Managed Risk Fund’s managed risk strategy, the Master Managed Risk Fund’s investment adviser and subadviser may consult with insurance companies that offer the Master Managed Risk Fund as an underlying investment option for its variable contracts; provided, however that any adjustment will be made in the judgment of the Master Managed Risk Fund’s investment adviser and the subadviser. Any such adjustment may not have the desired positive effect, and could potentially have further adverse effects, on the Master Managed Risk Fund’s investment results.

The success of the Master Managed Risk Fund will be impacted by the results of the Underlying Fund. For this reason, it is important to understand the risks associated with investing both in the Master Managed Risk Fund and the Underlying Fund.

The Master Managed Risk Fund or the Underlying Fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The Master Managed Risk Fund may also hold money market fund shares as part of its cash position. The percentage of the Master Managed Risk Fund or the Underlying Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the Master Managed Risk Fund or the Underlying Fund may invest without limitation in such instruments. The Master Managed Risk Fund’s investment adviser may determine that it is appropriate to invest substantially in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate the investment results of the Master Managed Risk Fund or the Underlying Fund in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of loss in the Master Managed Risk Fund or the Underlying Fund in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The Master Managed Risk Fund is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the Underlying Fund, the Master Managed Risk Fund owns a diversified mix of equity and fixed-income securities.

Investment of the Portfolio’s assets in the Master Managed Risk Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its entire investment in the Master Managed Risk Fund.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money. You should also understand that the Master Managed Risk Fund’s objective of protecting against downside losses may result directly in the Master Managed Risk Fund, and indirectly in the Portfolio, not realizing the full gains of the Underlying Fund.

Underlying Fund Risk. Because the Portfolio’s investments consist of investing in the Master Managed Risk Fund which, in turn, invests a portion of the Portfolio’s assets in the Underlying Fund, the Portfolio’s risks are directly related to the risks of the Underlying Fund. For this reason, it is important to understand the risks associated with investing in both the Portfolio and the Underlying Fund.

Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities.

Hedging. There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or

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PORTFOLIO SUMMARY: VCPSM MANAGED ASSET ALLOCATION SAST PORTFOLIO

indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the Master Managed Risk Fund’s investment in exchange-traded futures and their resulting costs could limit the Fund’s gains in rising markets relative to those of the Underlying Fund, or to those of unhedged funds in general.

Short Positions Risk. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Risks of Investing in Equity Securities. The Portfolio invests primarily (through its investment in the Master Managed Risk Fund which invests in the Underlying Fund) in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of various types of equity stocks may rise or decline under varying market conditions – for example, “value” stocks may perform well in circumstances under which “growth” stocks in general have fallen, or vice versa. In addition, individual stocks selected by the Underlying Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives or strategies.

Risks of Investing in Growth Stocks. Growth stocks are historically volatile, which will affect the Underlying Fund and the Portfolio. Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Risks of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Master Managed Risk Fund or the Underlying Fund is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market prices for these securities will fluctuate with changes in interest rates.

Interest Rate Fluctuation Risk. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Lower quality fixed income securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Interest rates have been historically low, so the Underlying Fund faces a heightened risk that interest rates may rise.

Credit Quality Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Credit risk is gauged, in part, by the credit ratings of the securities in which the Underlying Fund invests. However, ratings are only the opinions of the rating agencies that issue them and are not guarantees as to credit quality or an evaluation of market risk. The Underlying Fund’s investment adviser relies on its own credit analysts to research issuers in seeking to mitigate the risks of an issuer defaulting on its obligations.

Risks of Investing in Junk Bonds. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default. A junk bond’s market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Underlying Fund to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Underlying Fund to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for the Portfolio.

Risk of Income-Oriented Stocks. Changes in dividend policies or the availability of capital resources may reduce the income from companies in which the Underlying Fund invests.

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PORTFOLIO SUMMARY: VCPSM MANAGED ASSET ALLOCATION SAST PORTFOLIO

Risk of Thinly-Traded Securities. There may not be a market for certain securities, making it difficult or impossible to sell at the time and the price that the seller would like.

Risk of Foreign Exposure. The Underlying Fund may invest in foreign securities. Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political, social or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks may be heightened to the extent the Underlying Fund invests in emerging markets.

Master-Feeder Structure. Other “feeder funds” may also invest in the Master Managed Risk Fund. As shareholders of the Master Managed Risk Fund, feeder funds, including the Portfolio, vote on matters pertaining to the Master Managed Risk Fund. Feeder funds with a greater pro rata ownership in the Master Managed Risk Fund could have effective voting control operations of the Master Managed Risk Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Managed Risk Fund borne by the remaining feeder fund shareholders, including the Portfolio.

Asset Allocation Risk. The Underlying Fund’s percentage allocations to equity securities, debt securities and money market instruments could cause the Master Managed Risk Fund, and therefore the Portfolio, to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Non-diversification Risk. As a non-diversified fund, the Master Managed Risk Fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the Portfolio’s investment results more than if the Master Managed Risk Fund were invested in a larger number of issuers. However, through the Master Managed Risk Fund’s holdings in the Underlying Fund, the Master Managed Risk Fund owns a diversified mix of equity and fixed-income securities.

Market Risk. The Portfolio’s, the Master Managed Risk Fund’s or the Underlying Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or issuer may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment adviser’s assessment of issuers held in the Underlying Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Master Managed Risk Fund’s or the Underlying Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., exchange traded futures and swaps). To the extent a derivative contract is used to hedge another position in the Master Managed Risk Fund, the Master Managed Risk Fund directly, and the Portfolio indirectly, will be exposed to the risks associated with hedging described above. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Master Managed Risk Fund directly and the Portfolio indirectly will be exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. By purchasing over-the-counter derivatives, the Master Managed Risk Fund is exposed to credit quality risk of the counterparty.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Master Managed Risk Fund or the Underlying Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Master Managed Risk Fund and the Underlying Fund directly, and the Portfolio indirectly, may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Risks of Leverage. Futures contracts and other derivatives in which the Master Managed Risk Fund may invest involve leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Master Managed Risk Fund’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. government. The Master Managed Risk Fund or the Underlying Fund directly, and the Portfolio indirectly, could lose money if the issuer of a debt security or the counterparty to a transaction is unable or perceived to be unable to pay interest or repay principal when it becomes due or to perform its obligations under the transaction. Various factors could affect the issuer’s actual or perceived willingness or

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PORTFOLIO SUMMARY: VCPSM MANAGED ASSET ALLOCATION SAST PORTFOLIO

ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.

Managed Risk Strategy Risk. The Portfolio is subject to the risk that the volatility formula that will be used to stabilize the volatility of the Master Managed Risk Fund and to reduce its downside exposure may not produce the desired result. The Portfolio is also subject to the risk that the Master Managed Risk Fund’s subadviser may be prevented from trading certain derivatives effectively or in a timely manner. In addition, the Portfolio’s performance may be lower than similar funds that do not seek to manage their equity exposure.

Regulatory Risk. The Master Managed Risk Fund is deemed a “commodity pool” and the Master Managed Risk Fund’s investment adviser is considered a “commodity pool operator” with respect to the Master Managed Risk Fund under the Commodity Exchange Act. Due to recent regulatory changes, SAAMCo and the Portfolio are currently assessing what, if any, additional regulatory requirements may be imposed and additional expenses may be incurred by the Portfolio as a result. The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time.

Additional Principal Risks. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

You should also refer to the Master Managed Risk Fund’s prospectus that you received along with this Portfolio Prospectus. Additionally, the statements of additional information for your Portfolio and the Master Managed Risk Fund are available free of charge upon request.

The Portfolio invests in the Master Managed Risk Fund, which in turn invests in the Underlying Fund and incurs expenses related to both the Master Managed Risk Fund and, indirectly, the Underlying Fund. An investor that invests indirectly in the Underlying Fund would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Performance Information

The performance in the bar chart and table below provide some indication of the risks of investing in the Portfolio. Remember, however, that the past performance of the Portfolio is not necessarily an indication of how it will perform in the future. Class 1 shares do not have a performance history as of the date of this Prospectus. As a result, the bar chart and table give you a picture of the long-term performance for Class 3 shares of the

Portfolio, which are not offered in this Prospectus. The performance of Class 1 shares would be substantially similar to Class 3 shares and differ only to the extent that Class 1 shares and Class 3 shares have different expenses. The table shows the average annual total returns of Class 3 shares of the Portfolio for certain time periods compared to the returns of the S&P 500® Index, Barclays U.S. Aggregate Bond Index and a Blended Index. The Blended Index consists of 60% S&P 500® Index, and 40% Barclays U.S. Aggregate Bond Index. The returns shown in the bar chart and table do not include charges that will be imposed by the Variable Contracts. If these amounts were reflected, returns would be less than those shown.

(Class 3 Shares)

During the period shown in the bar chart, the highest return for a quarter was [      ]% (quarter ended [        ]) and the lowest return for a quarter was [      ]% (quarter ended [        ]).

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year		Since Inception (10/15/12)
Class 3 Shares	[	]%	[	]%
S&P 500® Index	[	]%	[	]%
Barclays U.S. Aggregate Bond Index	[	]%	[	]%
Blended Index	[	]%	[	]%

Investment Adviser

SAAMCo serves as investment adviser to the Portfolio pursuant to its investment advisory and management agreement with the Trust so long as the Portfolio is part of a master-feeder fund structure. Capital Research serves as investment adviser to the Master Managed Risk Fund and the Underlying Fund. Milliman Financial Risk Management, LLC (“Milliman”) serves as subadviser to the Master Managed Risk Fund.

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PORTFOLIO SUMMARY: VCPSM MANAGED ASSET ALLOCATION SAST PORTFOLIO

Portfolio Managers

The individuals primarily responsible for the management of the Master Managed Risk Fund at Capital Research are:

Portfolio managers	Portfolio manager to the Master Managed Risk Fund since	Primary title with Capital Research
Alan N. Berro	2012	Partner – Capital World Investors
James R. Mulally	2012	Partner – Capital Fixed Income Investors

Portfolio Manager

The individual primarily responsible for the management of the Master Managed Risk Fund’s managed risk strategy at Milliman is:

Portfolio manager	Portfolio manager to the Master Managed Risk Fund since	Primary title with Milliman
Adam Schenck	2012	Director – Portfolio Management Group

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IMPORTANT ADDITIONAL INFORMATION

Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company, pension plan or retirement plan may impose investment or account value minimums.

Tax Information

The Portfolio will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however, you may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from such tax deferred arrangements.

Payments to Broker-Dealers and

Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

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SUNAMERICA SERIES TRUST: A QUICK NOTE ABOUT THE PORTFOLIO

This Prospectus is designed to help you make informed decisions about one of the investments available under your Variable Contract. It provides you with an overview of the Trust and the Portfolio and its investment goals and principal investment strategies.

Shares of the Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SAAMCo, the Portfolio’s adviser and administrator. “You” and “your” as used in this Prospectus refer to contract owners who invest in the Portfolio indirectly through their Variable Contracts. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. If you would like to invest in the Portfolio, you must purchase a Variable Contract from one of the life insurance companies. This Prospectus offers Class 1 shares of the Portfolio.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the Variable Contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolio available to you in the prospectus that offers the Variable Contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust’s Board of Trustees (the “Board”) intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company Separate Accounts might withdraw their investments in the Portfolio. If that were to occur, the Portfolio might be forced to redeem some of its shares in the Master Managed Risk Fund (as such term is defined below) in which it invests (as described under “Master-Feeder Mutual Fund Structure”). The Master Managed Risk Fund might in turn be forced to sell portfolio securities at disadvantageous prices.

Introduction to the Portfolio

This Prospectus provides information about one Portfolio offered by the Trust. The following sections describe key information about the Portfolio, including information regarding its investment goal, investment strategies, risks, and fees. The Portfolio’s investment goals can be changed without shareholder approval. Use the Portfolio Summary to compare the Portfolio with other mutual funds. More detailed information about the risks and investment techniques of the Portfolio can be found in “Portfolio Details” herein.

The Portfolio Summary contains a discussion of the principal risks of investing in the Portfolio. As with any mutual fund, there can be no guarantee that the Portfolio will meet its goal or that the Portfolio’s performance will be positive for any period of time.

Reading the Prospectus will help you to decide whether the Portfolio is the right investment for you. You should keep this Prospectus for future reference. Additionally, because the Portfolio is a feeder fund in a master-feeder mutual fund structure, as described below, it is important that you read the enclosed Master Managed Risk Fund prospectus which is provided to you along with this Prospectus.

Master-Feeder Mutual Fund Structure

The Portfolio described in this Prospectus operates as a “feeder fund,” which means it does not buy individual securities directly. Instead, it invests all or substantially all of its investment assets in another mutual fund, the “Master Managed Risk Fund,” which invests directly in the Underlying Fund and in other investments. The “Master Managed Risk Fund” is a portfolio offered by AFIS. Therefore, the Portfolio has the same investment goals and limitations as the Master Managed Risk Fund in which it invests and the return of the Portfolio corresponds directly to that of the Master Managed Risk Fund.

As a feeder fund, the Portfolio does not pay its investment adviser for portfolio management services because the Portfolio’s assets are invested in the Master Managed Risk Fund’s portfolio, which is managed by Capital Research, the Master Managed Risk Fund’s investment adviser. Under the master-feeder structure, however, the Portfolio may withdraw its entire investment from the Master Managed Risk Fund if the Board determines that it is in the best interests of the Portfolio and its shareholders to do so. At the time of such withdrawal, the Board would have to consider what action might be taken, including: (1) investing all of the assets of the Portfolio in another pooled investment entity (i.e., another master fund); (2) electing to have SAAMCo, the Portfolio’s investment manager, manage the Portfolio either directly or with a subadviser under the Trust’s investment advisory and management agreement with SAAMCo; or (3) taking any other appropriate action. The Trust, on behalf of the Portfolio, has entered into an investment advisory and management agreement with SAAMCo pursuant to which SAAMCo will provide the services set forth below so long as the Portfolio is a “feeder fund” investing into the Master Managed Risk Fund and provides that SAAMCo will provide portfolio management for the Portfolio if the Portfolio ceases to operate as a “feeder fund.”

SAAMCo currently is waiving a portion of its advisory fee for the Portfolio because it is not providing portfolio management services to the Portfolio. If the Portfolio were to withdraw its

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SUNAMERICA SERIES TRUST: A QUICK NOTE ABOUT THE PORTFOLIO

entire investment from the Master Managed Risk Fund and the Board approved SAAMCo as the investment manager for the Portfolio, SAAMCo would provide portfolio management services to the Portfolio, the current advisory fee waiver would terminate and SAAMCo would receive its full contractual advisory fee for that Portfolio, effectively increasing the advisory fee payable by the Portfolio, subject to any voluntary or contractual fee waivers and/or expense reimbursements agreed to between SAAMCo and the Trust at that time. See “Information about the Investment Manager to the Portfolio” for a more complete discussion of the advisory fee arrangements.

SAAMCo provides those services for the Portfolio that are normally provided by a fund’s investment adviser with the exception of portfolio management. Such services include, but are not limited to, monitoring the ongoing investment performance of the Master Managed Risk Fund, monitoring the Portfolio’s other service providers, facilitating the distribution of the Master Managed Risk Fund shareholder materials to Portfolio shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Portfolios with respect to its investment in the Master Managed Risk Fund.

Investment of the Portfolio’s assets in the Master Managed Risk Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its entire investment from the Master Managed Risk Fund. A withdrawal by the Portfolio of its investment in the Master Managed Risk Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to the Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio.

The Board considered that the Portfolio will bear its own portfolio expenses as well as its pro rata share of the Portfolio’s Master Managed Risk Fund fees and expenses. Because the Portfolio invests all or substantially all of its assets in the Master Managed Risk Fund, the Portfolio and its shareholders will bear the fees and expenses of both the Portfolio and the Master Managed Risk Fund in which it invests, and indirectly the fees and expenses of the Underlying Fund in which the Master Managed Risk Fund invests, with the result that the Portfolio’s expenses may be higher than those of other mutual funds which invest directly in securities. This structure is different from that of other Trust portfolios and many other investment companies, which directly acquire and manage their own portfolios of securities. The Master Managed Risk Fund may have other shareholders, each of which, like the Portfolio, will pay their proportionate share of the Master Managed Risk Fund’s expenses. The expenses and, correspondingly, the returns of other shareholders of the Master Managed Risk Fund may differ from those of the Portfolio. The Master Managed Risk Fund is not established as a partnership, and therefore does not allocate income and expenses, but pays the distributions to the Master Managed Risk Fund’s shareholders, including the Portfolio.

Information about the Master Managed Risk Fund and Capital Research is provided with their permission and is based on information provided by Capital Research or derived from AFIS.

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ACCOUNT INFORMATION

The Portfolio

The Master Fund

AFIS has adopted a plan of distribution for the Class P1 shares under which it may finance activities primarily intended to sell shares, provided that the categories of expenses are approved by the AFIS’ board of trustees. The plan provides for annual expenses of 0.25% for Class P1 shares; however, AFIS’ board of trustees have not authorized any payments under the plan.

The insurance companies for which the Master Managed Risk Fund’s Class P1 shares are available provide certain administrative services for the contract owners for which the shares of the Master Managed Risk Fund are beneficially owned. These services include, but are not limited to, record maintenance, shareholder communications and transactional services. These services are provided pursuant to an Insurance

Administrative Services Plan (the “Services Plan”) adopted by the Master Managed Risk Fund. Under the Services Plan, the insurance companies receive 0.25% of the Master Managed Risk Fund’s average daily net assets attributable to Class P1 shares.

Payments in Connection with Distribution

Certain life insurance companies affiliated with SAAMCo receive revenue sharing payments from SAAMCo in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolio, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolio or from investment management fees received by the adviser.

TRANSACTION POLICIES

Valuation of Shares

The net asset value per share (“NAV”) for the Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) by dividing the net assets of the Portfolio by the number of the Portfolio’s outstanding shares. Because the Master Managed Risk Fund invests in the Underlying Fund which may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Portfolio does not price its shares, the value of the Portfolio may change on days when you will not be able to purchase or redeem your Portfolio shares.

Because Class 3 shares are subject to service fees, while Class 1 shares are not, the NAV of the Class 3 shares will generally be lower than the NAV of the Class 1 shares of the Portfolio.

Fair Valuation

The NAV of the Portfolio is determined based upon the NAV of the Master Managed Risk Fund.

The Master Fund

The Master Managed Risk Fund calculates its NAV each day the NYSE is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. If, for example, the NYSE closes at 1 p.m. New York time, the Master Managed Risk Fund’s share prices would still be determined as of 4 p.m. New York time. In such example, portfolio securities traded on the NYSE would be valued at their closing price unless Capital Research determines that a fair value adjustment is appropriate due to subsequent events. Assets are valued primarily on the basis of market quotations; or in the case of future contracts, the settlement price. However, the Master Managed Risk Fund has adopted procedures for making “fair value” determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the NYSE that, in the opinion of Capital Research, materially affect the value of the securities in the Underlying Fund’s portfolio that principally trade in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate NAVs. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the Master Managed Risk Fund invests in the Underlying Fund, which may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Master Managed Risk Fund does not price its shares, the value of securities held in the Master Managed Risk Fund may change on days when you will not be able to purchase or redeem your Portfolio shares.

Buying and Selling Portfolio Shares

The Portfolio

Buy and sell prices. The Separate Accounts buy and sell shares of the Portfolio at NAV, without any sales or other charges.

Execution of requests. The Trust is open on those days when the NYSE is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern time),

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TRANSACTION POLICIES

the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

During periods of extreme volatility or market crisis, the Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

The Master Managed Risk Fund

Buy and sell prices. Shares of the Master Managed Risk Fund are currently offered only to insurance company Separate Accounts, as well as feeder funds under master-feeder arrangements sponsored by insurance companies which are offered only to insurance company Separate Accounts. All such shares may be purchased or redeemed by the Separate Accounts or feeder funds without any sales or redemption charges at NAV. Such purchases and redemptions are made promptly after corresponding purchases and redemptions of units of the Separate Accounts/feeder funds.

Restrictions on Sales. The Master Managed Risk Fund shares may be purchased or redeemed at NAV without any sales or redemption charges.

Frequent Purchases and Redemptions of Shares

The Portfolio

The Portfolio, which is offered only through Variable Contracts, is intended for long-term investment and not as frequent short-term trading (“market timing”) vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers of redemptions should not acquire Variable Contracts that relate to shares of the Portfolio. The Board has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of the Portfolio’s performance or its participants. Market timing can disrupt the ability of a manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolio. In addition, market timing may increase the Portfolio’s expenses through increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

The Master Managed Risk Fund, through its investments in the Underlying Fund, may invest in foreign securities and high-yield fixed income securities (“junk bonds”). To the extent the Master Managed Risk Fund invests in foreign securities or junk bonds through investments of the Underlying Fund, the Portfolio may be particularly vulnerable to market timing.

Market timing in the Portfolio may occur because of time zone differences between the foreign markets on which the Underlying Fund’s international portfolio securities trade and the time as of which the Portfolio’s NAV is calculated. Market timing in the Master Managed Risk Fund may occur if market prices are not readily available for the junk bond holdings held in the Underlying Fund. Market timers may purchase shares of the Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s NAV, or if they believe market prices for junk bonds are not accurately reflected by the Master Managed Risk Fund’s investment in the Underlying Fund.

Shares of the Portfolio are held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolio must rely on the insurance company Separate Account to both monitor market timing within the Portfolio and attempt to prevent it through its own policies and procedures. The Trust has entered into agreements with the insurance company Separate Accounts that require the insurance company Separate Accounts to provide certain information to identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the insurance company Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures.

There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, you may be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company Separate Accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolio. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the insurance company Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company Separate Account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

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TRANSACTION POLICIES

The Master Managed Risk Fund

The Portfolio also may be affected if there is frequent trading of the Master Managed Risk Fund shares by other shareholders of the Master Managed Risk Fund. Frequent trading of the Master Managed Risk Fund’s shares may lead to increased costs to the Master Managed Risk Fund and less efficient management of the Master Managed Risk Fund’s portfolio, resulting in dilution of the value of the shares held by long-term shareholders, such as the Portfolio.

The Master Managed Risk Fund and American Funds Distributors, Inc. (“AFD”), the Master Managed Risk Fund’s distributor, reserve the right to reject any purchase order for any reason. The Master Managed Risk Fund is not designed to serve as a vehicle for frequent trading. Frequent trading of the Master Managed Risk Fund’s shares may lead to increased costs to the Master Managed Risk Fund and less efficient management of the Master Managed Risk Fund’s portfolio, resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the Master Managed Risk Fund or AFD has determined could involve actual or potential harm to the Master Managed Risk Fund may be rejected.

Information about the Portfolio’s Distributor

AIG Capital Services, Inc. (formerly, SunAmerica Capital Services, Inc.) (the “Distributor”), the Portfolio’s distributor, distributes the Portfolio’s shares and incurs the expenses of distributing the Portfolio’s shares under a Distribution Agreement with respect to the Portfolio, none of which are reimbursed by or paid for by the Portfolio. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

DIVIDEND POLICIES AND TAXES

The Portfolio

Distributions. The Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net realized gains, if any, are paid annually for the Portfolio.

Distribution Reinvestments. The dividends and distributions will be reinvested automatically in additional shares of the Portfolio on which they were paid. The per share dividends on Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the Portfolio as a result of the fact that Class 3 shares are subject to service fees, while Class 1 shares are not.

Taxability of the Portfolio. The Portfolio intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. As long as the Portfolio is qualified as a regulated investment company it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

Taxability of Contract Owners. Generally, the owners of variable insurance contracts are not taxed currently on income or gain realized by such contracts. However, some distributions from variable insurance contracts may be taxable. In addition, distributions made to an owner who is younger than 59 1⁄2 may be subject to a penalty tax of 10%.

In order for the holders of a Variable Contract to receive this favorable tax treatment, the Separate Accounts underlying such contracts must meet certain diversification and investor control requirements, as must the underlying funds in which they invest. If the Portfolio, the Master Managed Risk Fund or a

Separate Account were to fail to meet the diversification, minimum distribution or investor control requirements, income allocable to the Variable Contracts would be taxable currently to the holders of the Variable Contracts and income from prior periods relating to such contracts could also be taxable and would remain taxable in future years, even if diversification was achieved in the future.

The Master Managed Risk Fund

The Master Managed Risk Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code. In any fiscal year in which the Master Managed Risk Fund so qualifies and distributes to shareholders its investment company taxable income and net realized capital gain, the Master Managed Risk Fund itself is relieved of federal income tax.

It is the Master Managed Risk Fund’s policy to distribute to the shareholders (the insurance company Separate Accounts and any feeder funds) all of its investment company taxable income and capital gain for each fiscal year.

See the applicable Variable Contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the Separate Accounts.

Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust’s assets. VALIC Retirement Services Company is the Trust’s Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

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PORTFOLIO DETAILS

Additional Information about Investments,

Investment Techniques and Risks

The Master Managed Risk Fund, through its investments in the Underlying Fund, may use other investments and techniques in an effort to increase returns or protect assets. The Statement of Additional Information (“SAI”) for the Portfolio contains additional information about the Master Managed Risk Fund’s other investment techniques. For information on how to obtain an SAI, see the back cover. When you request a copy of the Portfolio’s SAI, you will also receive a copy of the Master Managed Risk Fund’s SAI free of charge.

Currency Volatility – The value of the Underlying Fund’s foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Underlying Fund’s non-U.S. dollar denominated securities.

Defensive Investments – The Master Managed Risk Fund will also hold cash or money market instruments, the amount of which will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the Master Managed Risk Fund or the Underlying Fund may hold all, or a significant portion, of its assets in cash or money market instruments. When the Master Managed Risk Fund or the Underlying Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Master Managed Risk Fund or the Underlying Fund may not achieve its investment goals.

Depositary Receipts – The Master Managed Risk Fund, through investments in the Underlying Fund, invests in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Risk of Income-Oriented Stocks – Changes in dividend policies or the availability of capital resources may reduce the income from companies in which the Underlying Fund invests.

Emerging Market Countries Risk – Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. Emerging and developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect prices of securities. The economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies or markets. Because these markets may not be as mature, there may be increased settlement risks for transactions in local securities.

Equity - Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

–	Convertible Securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

–	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

–	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

Fixed Income – Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior

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PORTFOLIO DETAILS

fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

–	Agency Discount Notes are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

–	Corporate Debt Instruments (Bonds, Notes and Debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

–	An Investment Grade Fixed Income Security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by Capital Research). The two best-known debt rating agencies are Standard and Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”). “Investment Grade” refers to any security rated “BBB” or above by S&P or “Baa” or above by Moody’s.

–	A Junk Bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

–	Pass-Through Securities involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities. To be announced (TBA) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.

–	Preferred Stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

–	U.S. Government Securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

–	Zero-Coupon Bonds. Zero coupon bonds are debt obligations issued or purchased at a significant discount from face value.

Foreign Exposure – Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities.

Forward Currency Contract Risk –The Underlying Fund can enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the Underlying Fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The Underlying Fund will not generally attempt to protect against all potential changes in exchange rates. The Underlying Fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the SEC. To the extent a forward currency contract is used to hedge another position in the Underlying Fund, the Underlying Fund will be exposed to the risks associated with hedging. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Futures Risk – A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

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PORTFOLIO DETAILS

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Master Managed Risk Fund seeks to close out a futures position, and the Master Managed Risk Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the Master Managed Risk Fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the Master Managed Risk Fund.

Illiquid/Restricted Securities – These securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Issuer Risk – The values of, and the income generated by, securities held by the Underlying Fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiative.

Risk of Thinly-Traded Securities – There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

Large Cap Companies Risk – Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Underlying Fund’s value may not rise as much as the value of portfolios that emphasize smaller cap companies.

Market Volatility – The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Underlying Fund’s portfolio. Individual stocks are affected by many factors, including:

●	corporate earnings,
●	production,
●	management,
●	sales, and
●	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Repurchase Agreements – The Master Managed Risk Fund directly, and through its investments in the Underlying Fund, indirectly, may enter into repurchase agreements. Repurchase agreements involve the purchase by a fund of a security with simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund’s custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Securities Selection Risk – A strategy used by the Master Managed Risk Fund or the Underlying Fund, or securities selected by their portfolio managers, may fail to produce the intended return.

Short-Term Investments – Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide the Master Managed Risk Fund with sufficient liquidity to meet redemptions and cover expenses.

Small and Medium Sized Companies Risk – The Underlying Fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $3.5 billion at the time of purchase). Capital Research

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PORTFOLIO DETAILS

believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Underlying Fund determines relative market capitalizations using U.S. standards. Accordingly, the Underlying Fund’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

Tax Risk – The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain, to suspend or eliminate holding periods of positions, and/or to defer realized losses, potentially increasing the amount of taxable distributions, and of ordinary income distributions in particular. The Portfolio’s use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Portfolio’s taxable income or gains and distributions to shareholders.

Unseasoned Companies – Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

About the Indices

The Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted the actual returns of the Index would be lower.

Portfolio Holdings

The Portfolio. A description of the Portfolio’s policies and procedures regarding the release of portfolio holdings information is available in the Portfolio’s SAI. However, under the master-feeder structure, the Portfolio’s sole or primary portfolio holding is shares in the Master Managed Risk Fund (the Portfolio may also hold cash or cash equivalents).

The Master Managed Risk Fund. A description of the Master Managed Risk Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Master Managed Risk Fund’s SAI.

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MANAGEMENT

Information about the Investment Adviser to the Master Managed Risk Fund

Capital Research, an experienced investment management organization founded in 1931, serves as investment adviser to the Master Fund and to other mutual funds, including those in AFIS. Capital Research, a wholly owned subsidiary of The Capital Group Companies, Inc., is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research manages the investment activities and business affairs of the Master Managed Risk Fund.

Capital Research manages equity assets through three investment divisions and manages fixed-income assets through its fixed income division. The three equity investment divisions make investment decisions on an independent basis and include Capital World Investors, Capital Research Globe Investors and Capital Research International Investors. Each equity division makes investment decisions on an independent basis.

The equity divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research. In that event, Capital Research would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital

Research could incorporate its fixed income division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and each of the funds it advises have received an exemptive order from the SEC that allows Capital Research to use, upon approval of the Master Managed Risk Fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the Master Managed Risk

Fund, including making changes to the management subsidiaries and affiliates providing such services. There is no assurance that Capital Research will incorporate its investment divisions or exercise any authority under the exemptive order.

In addition, shareholders of AFIS approved a proposal to reorganize AFIS into a Delaware statutory trust. However, AFIS reserves the right to delay the implementing the reorganization.

Capital Research is currently waiving a portion of its management fee equal to 0.15% of the Master Managed Risk Fund’s net assets. In addition, Capital Research is currently reimbursing a portion of the other expenses. This waiver and reimbursement will be in effect through at least [                ], unless modified or terminated by AFIS’ board. Capital Research may elect at its discretion to extend modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of AFIS’ board.

The annual management fee for Master Managed Risk Fund for the year ended December 31, 2015, expressed as a percentage of its average daily net assets and not taking into account any applicable waivers or reimbursements, is [0.25]%.

A discussion regarding the basis for the Master Managed Risk Fund Board of Trustees’ approval of the investment advisory agreement for the Master Managed Risk Fund is available in the Master Managed Risk Fund’s annual report to shareholders for the fiscal year ended December 31, 2015.

Portfolio Management of the Master Managed Risk Fund

Portfolio Management for the Master Managed Risk Fund. Capital Research is the investment adviser. The investment adviser is responsible for the management of the Master Managed Risk Fund and, subject to the review and approval of AFIS’ board of trustees, the selection of the subadviser to the Master Managed Risk Fund, the monitoring and oversight of the subadviser and the implementation of policies and procedures reasonably designed to ensure that the subadviser complies with the Master Managed Risk Fund’s investment objective, strategies and restrictions.

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MANAGEMENT

The table below shows the investment experience and role in management for each of the investment professionals primarily responsible for management of the Master Managed Risk Fund.

Portfolio manager for the Master Managed Risk Fund	Investment experience	Portfolio manager of the Master Managed Risk Fund since	Role in management of the Master Managed Risk Fund
Alan N. Berro	Investment professional for 29 years in total; 24 years with Capital Research or affiliate	2012	Serves as a portfolio manager
James R. Mulally	Investment professional for 39 years in total; 35 years with Capital Research or affiliate	2012	Serves as a portfolio manager

Milliman is the subadviser to the Master Managed Risk Fund with respect to the management of the Master Managed Risk Fund’s managed risk strategies. The table below shows the investment experience and role in management for the subadviser’s investment professional primarily responsible for the management of the Master Managed Risk Fund’s managed risk strategies.

Portfolio manager	Investment experience	Portfolio manager of the Master Managed Risk Fund since	Role in management of the Master Managed Risk Fund
Adam Schenck	Investment professional for 10 years, all with Milliman or affiliate	2012	Serves as a portfolio manager of the subadviser with respect to the protection strategy

Information about the Investment Manager to the Portfolio

Because the Portfolio invests all of its assets in the Master Managed Risk Fund, investment advisory services are currently provided at the Master Managed Risk Fund level by Capital Research. Pursuant to its investment advisory and management agreement with the Trust, SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, provides those services for the Portfolio that are normally provided by a fund’s investment adviser with the exception of portfolio management.

SAAMCo provides master-feeder operational support services to the Portfolio under its investment advisory and management agreement with the Trust so long as the Portfolio is part of a master-feeder fund structure. Such services will include, but are not limited to, monitoring the ongoing investment performance of the Master Managed Risk Fund and Underlying Fund, monitoring the Portfolio’s other service providers, facilitating the distribution of Master Managed Risk Fund shareholder materials to Portfolio shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Portfolio with respect to its investment in the Master Managed Risk Fund.

Under the Trust’s investment advisory and management agreement with SAAMCo, if the Portfolio ceased to operate as part of a master-feeder fund structure SAAMCo, upon the approval of the Board, would provide the Portfolio with investment advisory services, including portfolio management, either directly or with a subadviser. For these services, SAAMCo would be entitled to receive a fee of 0.95% of the Portfolio’s average daily net assets, accrued daily and paid monthly. Currently, SAAMCo is waiving 0.70% of this advisory fee for the Portfolio because it is not providing portfolio management services to the Portfolio.

This contractual advisory fee waiver will continue indefinitely as long as the Portfolio is part of a master-feeder fund structure, and cannot be reduced or eliminated without Board approval

A discussion regarding the basis for the Board’s approval of investment advisory and management agreement for the Portfolio is available in the Portfolio’s Annual Report to shareholders for the period ended December 31, 2015.

SAAMCo is organized as a limited liability company under the laws of Delaware, and managed, advised or administered assets in excess of $74.3 billion as of December 31, 2015.

SAAMCo has received an exemptive order from the SEC that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with subadvisers approved by the Board without obtaining shareholder approval. Thus, in the

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MANAGEMENT

event that the Portfolio is no longer part of a master-feeder structure, the exemptive order permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ unaffiliated subadvisers for the Portfolio, change the terms of particular agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. You will be notified of any subadviser hirings or changes. Shareholders of the Portfolio have the right to terminate an agreement with a subadviser at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Affiliated subadvisers selected and approved by the Board are subject to shareholder approval. Any new subadvisory agreement or amendment to the Portfolio’s management agreement or subadvisory agreement that directly or indirectly results in an increase in the aggregate management fee rate payable by the Portfolio will be submitted to the Portfolio’s shareholders for their approval.

The expense table contained in the Portfolio Summary reflects the total expenses of investing in the Portfolio, including the expenses related to their investments in the Class P1 shares of the Master Managed Risk Fund. The following tables show how the expenses are allocated between the Portfolio and the Master Managed Risk Fund.

Expenses	Master Managed Risk Fund		VCPSM Managed Asset Allocation SAST Portfolio
Management Fees	0.25%		0.95%
Distribution and/or Service (12b-1) Fees	N/A		N/A
Other Expenses (3)	0.29	% (4)	0.02%
Acquired Underlying Fund Fees and Expenses	0.28%		None
Total Annual Portfolio Operating Expenses	0.82%		0.97%
Less Fee Waivers and/or Expense Reimbursements	0.16	% (1)(4)	0.70	% (2)
Total Expenses	0.66%		0.27%
(1)	Capital Research currently waives a portion of its management fee equal to 0.15% of the Master Managed Risk Fund’s net assets. This waiver and reimbursement will be in effect through at least [ ], unless modified or terminated by the Master Managed Risk Fund Board. Capital Research may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the Master Managed Risk Fund Board.
(2)	SunAmerica Asset Management, LLC (“SAAMCo”) has entered into a contractual agreement with SunAmerica Series Trust (the “Trust”) under which it will waive 0.70% of its advisory fee for such time as the Portfolio is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment advisory and management agreement with the Trust. This fee waiver will continue indefinitely as long as the Portfolio is part of a master-feeder fund structure and cannot be reduced or eliminated without Board approval.
(3)	“Other Expenses” are based on anticipated other expenses payable by Class 1 shares for the current fiscal year.
(4)	Capital Research is currently reimbursing a portion of the expenses so that they will not exceed 0.28%. This waiver and reimbursement will be in effect through at least [ ], unless modified or terminated by the Master Managed Risk Fund Board. Capital Research may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the Master Managed Risk Fund Board.

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FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for the Portfolio are intended to help you understand the Portfolio’s financial performance since inception. Since Class 1 shares of the Portfolio have no performance history, the financial information in the Financial Highlights tables below shows the Portfolio’s financial performance for the periods indicated for Class 3 shares of the Portfolio. Although Class 3 shares are not offered in this Prospectus, Class 3 shares would have substantially similar performance to the Class 1 shares offered in this Prospectus because Class 3 shares and Class 1 shares are invested in the same portfolio of securities and performance would differ only to the extent that Class 3 shares and Class 1 shares do not have the same expenses. The actual return of Class 1 shares would have been higher than that of Class 3 shares because Class 1 shares have lower expenses than Class 3 shares. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by [        ], whose report, along with the Portfolio’s financial statements, is included in the Trust’s Annual Report to shareholders, which is available upon request.

[Financial Highlights]

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FOR MORE INFORMATION

The following documents contain more information about the Portfolio’s investments and are available free of charge upon request:

●	The Annual/Semi-annual Reports contain financial statements, performance data and information on portfolio holdings. The annual report also contain a written analysis of market conditions and investment strategies that significantly affected the Portfolio’s performance for the most recently completed fiscal year.

●	The Statement of Additional Information (SAI) contains additional information about the Portfolio’s policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

The Trust’s prospectuses, SAIs, and semi-annual and annual reports are available at www.aig.com/getprospectus or online through the internet websites of the life insurance companies offering the Portfolio as an investment option. You may obtain copies of these documents or ask questions about the Portfolio at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolio are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

SUNAMERICA SERIES TRUST

INVESTMENT COMPANY ACT

File No. 811-07238

AMERICAN FUNDS INSURANCE SERIES®

INVESTMENT COMPANY ACT

File No. 811-3857

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The information in this document is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offeror sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 25, 2016

STATEMENT OF ADDITIONAL INFORMATION

SUNAMERICA SERIES TRUST

[                    ], 2016

SunAmerica Series Trust (the “Trust”), a Massachusetts business trust, is a registered open-end, management investment company currently consisting of 43 portfolios. This Statement of Additional Information (“SAI”) relates to the following 4 portfolios:

SunAmerica Dynamic Allocation Portfolio

SunAmerica Dynamic Strategy Portfolio

VCP Total Return BalancedSM Portfolio

VCPSM Value Portfolio

This SAI is not a prospectus, but should be read in conjunction with the current Prospectuses (Class 1 and Class 3) of the SunAmerica Dynamic Allocation Portfolio, SunAmerica Dynamic Strategy Portfolio, VCPSM Value Portfolio and VCP Total Return BalancedSM Portfolio, each dated [            ], 2016. This SAI expands upon and supplements the information contained in the current Prospectuses of the Trust. The SAI incorporates each Prospectus by reference. Each Portfolio’s audited financial statements for the fiscal year ended [            ] are incorporated into this SAI by reference to its {            ] annual report to shareholders. You may request a copy of a Prospectus and/or annual report at no charge by calling (800) 445-7862 or writing the Trust at the address below. Capitalized terms used herein but not defined have the meanings assigned to them in the applicable Prospectus(es).

P.O. BOX 15570

AMARILLO, TEXAS 79105-5570

(800) 445-7862

i

THE TRUST

The Trust, organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. A Massachusetts business trust is a voluntary association with transferrable shares that is established under and governed by its Declaration of Trust. The Trust is composed of 43 separate portfolios (each, a “Portfolio”), four of which are described herein. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (“Variable Contracts”).

Shares of the Trust are held by separate accounts of American General Life Insurance Company, a Texas life insurer (“AGLIC”), and The United States Life Insurance Company in the City of New York, a New York life insurer (“USLIC”) (the “Separate Accounts”). AGLIC and USLIC (the “Life Companies”) are indirect, wholly-owned subsidiaries of American International Group, Inc. (“AIG”), a Delaware corporation.

The Trust commenced operations on February 9, 1993. The SunAmerica Dynamic Allocation Portfolio (“SDAP”) commenced operations on January 23, 2012; the SunAmerica Dynamic Strategy Portfolio (“SDSP”) commenced operations on July 16, 2012; and the VCPSM Value Portfolio and the VCP Total Return BalancedSM Portfolio commenced operations on May 1, 2013.

SunAmerica Asset Management, LLC (formerly, SunAmerica Asset Management Corp.) (“SAAMCo” or the “Adviser”) serves as investment adviser and manager for the Trust. As described in the applicable Prospectus(es), SAAMCo retains AllianceBernstein L.P. (“AllianceBernstein”), Invesco Advisers, Inc. (“Invesco”) and Pacific Investment Management Company LLC (“PIMCO”) (each a “Subadviser,” and collectively, the “Subadvisers”) to act as Subadvisers to certain of the Trust’s Portfolios pursuant to various Subadvisory Agreements with SAAMCo.

Each class of shares of each Portfolio is offered only in connection with certain Variable Contracts. Class 3 shares of a given Portfolio are identical in all respects to Class 1 shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 3 shares are subject to service and distribution fees, while Class 1 shares of each Portfolio are subject only to distribution fees; (iii) Class 3 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 3 shares; and (iv) Class 1 shares of each Portfolio have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares. The Board of Trustees (the “Board” or the “Board of Trustees”) may establish additional portfolios or classes in the future.

INVESTMENT OBJECTIVES AND POLICIES

The investment goal and principal investment strategy for each of the Portfolios, along with certain types of investments the Portfolios make under normal market conditions and for efficient portfolio management, are described under “Portfolio Summaries” and “Additional Information About the Portfolios” in the applicable Prospectus(es). The following charts and information supplement the information contained in the applicable Prospectus(es) and also provide information concerning investments the Portfolios make on a periodic basis which includes infrequent investments or investments in which the Portfolios reserve the right to invest. We have also included a supplemental glossary to define investment and risk terminology used in the charts below that does not otherwise appear in the applicable Prospectus(es) under the section entitled “Glossary.” In addition, the supplemental glossary also provides additional and/or more detailed information about certain investment and risk terminology that appears in the applicable Prospectus(es) under the section entitled “Glossary.” Unless otherwise indicated, investment restrictions, including percentage limitations, are based on the net assets of each Portfolio and apply at the time of purchase. We will notify shareholders at least 60 days prior to any change to a Portfolio’s investment goal or 80% investment policy, if applicable. “Net assets” will take into account borrowing for investment purposes.

SUPPLEMENTAL INVESTMENT/RISK CHARTS

The following charts and information supplements the information contained in the applicable Prospectus(es) and also provides information concerning investments the Portfolios make on a periodic basis which includes infrequent investments or investments in which the Portfolios reserve the right to invest. We have also included a supplemental glossary to detail additional investments the Portfolios reserve the right to make as well as to define investment and risk terminology used in the charts below that does not otherwise appear in the applicable Prospectus(es) under the section entitled “Glossary.” In addition, the supplemental glossary also provides additional and/or more detailed information about certain investment and risk terminology that appears in the applicable Prospectus(es) under the section entitled “Glossary.” Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase.

Balanced or Asset Allocation Portfolios

	SUNAMERICA DYNAMIC ALLOCATION	SUNAMERICA DYNAMIC STRATEGY	VCPSM VALUE	VCP TOTAL RETURN BALANCEDSM
In what other types of investments may the Portfolio periodically invest?	• Underlying Portfolios investing significantly in emerging markets • Underlying Portfolios investing primarily in junk bonds • Borrowing for temporary or emergency purposes (up to 33 1/3%) • ETFs	• Underlying Portfolios investing significantly in emerging markets • Underlying Portfolios investing primarily in junk bonds • Borrowing for temporary or emergency purposes (up to 33 1/3%) • ETFs	• Repurchase agreements • REITs (up to 15%) • Foreign securities • Emerging markets • IPOs • Hybrid instruments	• Borrowing for temporary or emergency purposes (up to 33 1/3%)
What other types of risks may potentially or periodically affect the Portfolio?	• Emerging markets • Risk of investing in junk bonds • Investment companies	• Emerging markets • Risk of investing in junk bonds • Investment companies	• Illiquidity • Real estate industry • Emerging markets • IPO investing

SUPPLEMENTAL GLOSSARY

ADRS, GDRS, AND EDRS. Foreign securities include, among other things, American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the “underlying issuer”) and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be “sponsored” or “unsponsored”. Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. A Portfolio may invest in sponsored and unsponsored Depositary Receipts. For purposes of a Portfolio’s investment policies, the Portfolio’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.

ASSET-BACKED SECURITIES, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered. One example of an asset-backed security is a structured investment vehicle (“SIV”). A SIV is an investment vehicle which buys high rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Instruments backed by pools of receivables may be subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Portfolio’s ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

BANK CAPITAL SECURITIES. The Portfolios may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

BORROWING. All of the Portfolios are authorized to borrow money to the extent permitted by applicable law. The Investment Company Act of 1940, as amended (the “1940 Act”), permits each Portfolio to borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. In seeking to enhance performance, a Portfolio may borrow for investment purposes and may pledge assets to secure such borrowings. In the event that asset coverage for a Portfolio’s borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

To the extent a Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. Although a Portfolio is authorized to borrow, it will do so only when the Adviser/Subadviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing and will magnify declines as well as increases in a Portfolio’s net asset value per share and net yield. The Portfolios expect that all of their borrowing will be made on a secured basis. The Portfolios will segregate cash or other liquid assets securing the borrowing for the benefit of the lenders. If assets used to secure a borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

BRADY BONDS. Foreign securities include, among other things, Brady Bonds which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the United States Department of the Treasury (the “Treasury”), Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

COLLATERALIZED BOND OBLIGATIONS, COLLATERALIZED LOAN OBLIGATIONS AND OTHER COLLATERALIZED DEBT OBLIGATIONS. The Portfolios may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, and market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Portfolios as illiquid securities. However an active dealer market may exist for CBOs, CLOs and other CDOs, allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Portfolios’ Prospectuses (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Portfolios may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security is called for redemption, a Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.

Certain preferred and debt securities may include loss absorption characteristics that make the securities more equity like. This is particularly true in the financial services sector. While loss absorption characteristics are relatively rare in the preferred and debt markets today, it may become more prevalent. One preferred or debt structure with loss absorption characteristics is the contingent capital security (sometimes referred to as a “CoCo”). These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date. In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those which would trigger a CoCo. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.

COUNTERPARTY AND THIRD PARTY RISK. Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

A CURRENCY BASKET consists of specified amounts of currencies of certain foreign countries.

CURRENCY VOLATILITY. The value of a Portfolio’s foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar denominated securities.

CYBER SECURITY RISK. As the use of the Internet and other technologies has become more prevalent in the course of business, each Portfolio has become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of a Portfolio or its service providers, financial intermediaries, or the issuers of securities in which the Portfolio invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since a Portfolio does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

DERIVATIVES. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over-the-counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in a Portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

EMERGING MARKETS. Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Portfolio’s securities will generally be denominated in foreign currencies, the value of such securities to the Portfolio will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict a Portfolio’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

EXCHANGE TRADED FUNDS (“ETFs”) are types of investment companies that may be bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. Most ETFs are investment companies and therefore, a Portfolio’s purchase of ETF shares generally is subject to the limitations on, and the risks of, the Portfolio’s investments in other investment companies. See “Other Investment Companies.” The Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities it is designed to track. Lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost.

FIXED INCOME SECURITIES. The Portfolios may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody’s Investor Service (“Moody’s”) or its equivalent by any other nationally rated statistical rating organization (“NRSRO”) or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody’s or BBB- by Standard & Poor’s (“S&P”) or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and B by Moody’s or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Subadvisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the section in the Appendix regarding “Description of Corporate Bond and Commercial Paper Ratings” for a description of each rating category and a more complete description of lower-medium and lower-quality debt securities and their risks.

The maturity of debt securities may be considered long- (ten plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

Lower Rated Fixed Income Securities

The Portfolios may invest in below investment grade debt securities. Issuers of lower rated or non-rated securities (“high yield” securities, commonly known as “junk bonds”) may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Portfolio and dividends to shareholders.

A Portfolio may have difficulty disposing of certain lower rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Portfolio’s ability to dispose of particular issues when necessary to meet a Portfolio’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated securities are likely to adversely affect a Portfolio’s net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the Adviser or a Subadviser will monitor the issuers of lower rated fixed income securities in a Portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities’ liquidity within the parameters of the Portfolio’s investment policies. A Subadviser will not necessarily dispose of a portfolio security when its ratings have been changed.

Investments in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery of a Portfolio’s initial investment and any anticipated income or appreciation is uncertain. In addition, a Portfolio may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. A Portfolio may be required to liquidate other portfolio securities to satisfy annual distribution obligations of a Portfolio in respect of accrued interest income on securities which are subsequently written off, even though such Portfolio has not received any cash payments of such interest.

FLOATING RATE OBLIGATIONS. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Adviser considers floating rate obligations to be liquid investments because a number of U.S. and foreign securities dealers make active markets in these securities.

FOREIGN SECURITIES. A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development, the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

A Portfolio may invest in non-U.S. dollar-denominated foreign securities, in accordance with its specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Portfolio may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

Investments in the securities of foreign issuers often involve currencies of foreign countries and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that a Portfolio is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. A Portfolio also may be subject to currency exposure independent of its securities positions.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. A Portfolio’s net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (“Forward Contracts”) involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. Portfolios may enter into Forward Contracts for various purposes, including, but not limited to, facilitating settlement of foreign currency denominated portfolio transactions, attempting to protect securities and related receivables and payables against changes in future foreign exchange rates, hedging portfolio exposure to benchmark currency allocation, managing exposure to certain foreign currencies or enhancing return. Without limiting the foregoing, a Portfolio may also enter into Forward Contracts for hedging purposes, to seek to increase total return, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Institutions that deal in forward currency contracts, however, are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which is described below, includes forward foreign exchange transactions (but not bona fide spot foreign exchange transactions) in the definition of “swap” and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and regulated by the Commodity Futures Trading Commission (the “CFTC”). A limited category of forward foreign exchange transactions were excluded from certain of the Dodd-Frank regulations, as permitted thereunder, by the Secretary of the Treasury and therefore that class of forward foreign currency contracts as well as bona fide spot foreign exchange transactions will not be subject to full regulation by the CFTC. As a result, a Portfolio may not receive any benefit of CFTC regulation for certain of its trading activities, including certain Forward Contracts.

Each of the Portfolios may invest in Forward Contracts consistent with their respective investment goals and investment strategies. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

Forward Contracts are generally used to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Forward Contracts may also be entered into with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Forward Contracts are also used to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated (“cross-hedged”). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”).

The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

HYBRID INSTRUMENTS, including indexed and structured securities, combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (the “SEC”), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, a Portfolio that so invests will limit its investments in Hybrid Instruments to 10% of its total assets.

Hybrid Instruments include structured investments which are securities having a return tied to an underlying index or other security or asset class. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured securities may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios’ investments in these structured securities may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (ii) the value of the Reference Bond, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.

ILLIQUID AND RESTRICTED SECURITIES. Each of the Portfolios may invest no more than 15% of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements that have a maturity of longer than seven days, certain interest rate swaps, currency swaps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. If at any time the Adviser or Subadviser determines that the value of illiquid securities held by a Portfolio exceeds 15% of its net asset value, the Adviser or Subadviser will take such steps as it considers appropriate to reduce the percentage as soon as reasonably practicable; a Portfolio may, however, hold any such investments for a substantial period of time. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of “Rule 144A securities,” as described below).

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

For example, restricted securities that the Board of Trustees or Adviser, pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale pursuant to Rule 144A under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from the Securities Act pursuant to Section 4(a)(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser or Subadviser, as the case may be, will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees of the Trust. In reaching liquidity decisions, the Adviser, or Subadviser, as the case may be, will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Commercial paper issues in which a Portfolio may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity. Section 4(a)(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Board of Trustees delegated to the Adviser (and the Adviser, in turn, delegated to its Subadviser) the function of making day-to-day determinations of liquidity with respect to Section 4(a)(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as “cover” for written OTC options are illiquid. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

INCOME TRUST. An income trust is an investment trust that holds income-producing assets and that has issued units that trade like a stock on an exchange. Income trusts attempt to hold assets which will generate a steady flow of income, such as lease payments from an office building. The income is passed on to the unit holders.

INTERFUND BORROWING AND LENDING PROGRAM. The Trust has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among investment companies advised by SAAMCo or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for comparable transaction. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of Trustees of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s 15% limitation on investments in such securities.

IPO INVESTING. A Portfolio’s purchase of shares issued as part of, or a short period after, a company’s initial public offerings (“IPOs”), exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The effect of IPOs on a Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on the Portfolio’s performance. Companies offering stock in IPOs generally have limited operating histories and purchase of their securities may involve greater investment risk.

LOAN PARTICIPATIONS AND ASSIGNMENTS include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, the Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolios may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolios will acquire Participations only if the Lender interpositioned between the Portfolios and the borrower are determined by the Adviser/Subadviser to be creditworthy. When the Portfolios purchase Assignments from Lenders they will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolios as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolios’ ability to dispose of particular Assignments or Participations when necessary to meet the Portfolios’ liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolios to assign a value to these securities for purposes of valuing the Portfolios and calculating its net asset value.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.

MASTER LIMITED PARTNERSHIPS (“MLPs”). Certain companies are organized as master limited partnerships in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Portfolio if it invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

MORTGAGE-BACKED SECURITIES include investments in mortgage-related securities, including certain U.S. government securities such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”) certificates (as defined below), and private mortgage-related securities, which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the Farmer’s Home Association (“FMHA”), or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

Although the U.S. Government has provided financial support to FHLMC and FNMA, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Other types of mortgage-backed securities include:

Conventional Mortgage Pass-Through Securities represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or Real Estate Mortgage Investment Conduits (“REMICs”) and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

The mortgage pools underlying Conventional Mortgage Pass-Through Securities consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Through Securities (whether fixed or adjustable rate) provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

Collateralized Mortgage Obligations (“CMOs”) are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

Stripped Mortgage-Backed Securities (“SMBS”) are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the “principal only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio’s yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio’s net asset value per share. Only government interest-only and principal-only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Portfolio’s limitation on investments in illiquid securities.

MUNICIPAL BONDS. Fixed income securities include, among other things, municipal bonds which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (“Municipal Bonds”). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. A Portfolio may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities. Municipal bonds include residual interest bonds, which are bonds created by dividing the income stream of an underlying municipal bond in two parts, a variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

NEWLY DEVELOPED SECURITIES. Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectuses and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within in a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, indices, foreign currencies, etc. at a specified future date and price. Options and Futures (defined below) are generally used for either hedging or income enhancement purposes. Portfolios may also use Options and Futures for other purposes, including, without limitation, to facilitate trading, increase or decrease a market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Portfolio’s securities or an increase in prices of securities that may be purchased, or to generate income.

Options may be traded on a national securities exchange or in the OTC market. Risks to the Portfolios of entering into option contracts include counterparty risk, market risk and, with respect to OTC options, illiquidity risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio’s loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

Options can be either purchased or written (i.e., sold). A call option written by a Portfolio obligates the Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security. A Portfolio may only write call options up to 25% of its total assets, except for the VCP Total Return BalancedSM Portfolio which has no limitation.

A put option written by a Portfolio obligates a Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income for a Portfolio. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

The following is more detailed information concerning Options, Futures and Options on Futures:

Options on Securities. When a Portfolio writes (i.e., sells) a call option (“call”) on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.

As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio’s position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

In addition to using options for the hedging purposes described above, a Portfolio may use options on currency to seek to increase total return. A Portfolio may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forgo the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Portfolio accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase. A Portfolio may also use options on foreign currencies for various purposes, including, without limitation, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A Portfolio may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise a Portfolio would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Portfolio for the purpose of benefiting from a decline in the value of currencies which it does not own. A Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize either no gain or a loss on the purchase of the put option.

Options on Securities Indices. Puts and calls on broadly based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures (as defined below). When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio’s exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

The use of options would subject a Portfolio to certain risks. The Subadviser’s predictions of movements in the direction of the securities markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio’s net asset value or a reduction in the amount of income available for distribution may leave the Portfolio in a worse position than if the option had not been used. Other risks inherent in the use of options include movements in the prices of the securities included in the indices underlying the options.

Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded OTC and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded OTC, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. A Portfolio that may enter into yield curve options transactions will cover such transactions as described above.

Reset Options are options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date for, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Portfolio is paid at termination, the Portfolio assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Portfolio purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

Futures. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. Government securities (together, “Futures”) are used for various purposes, including, without limitation, for hedging against changes in interest rates, stock prices, bonds or other instruments or currency rates and from time to time for income enhancement. Without limiting the foregoing, Futures may also be used to increase or decrease exposure to equity or bond markets, to manage duration and yield curve positioning and to enhance total return. Upon entering into a Futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the “futures broker”). Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying cash markets. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, known as variation margin, are made or received by the Portfolio as a result of changes in the value of the contract and/or changes in the value of the initial margin requirement. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

The primary risk to the Portfolios of entering into Futures is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying securities. Futures involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. There may not always be a liquid secondary market for a Futures and, as a result, a Portfolio may be unable to close out its contracts at a time which is advantageous. In addition, if a Portfolio has insufficient cash to meet margin requirements, the Portfolio may need to sell other investments, including at disadvantageous times.

Interest rate futures contracts are purchased or sold generally to manage duration and yield curve positioning and for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed-income securities as well as for other purposes. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio’s portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.

Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

The SunAmerica Dynamic Allocation Portfolio and the SunAmerica Dynamic Strategy Portfolio may also invest the Overlay Component in stock index futures, among other equity derivative instruments, to manage the Portfolio’s volatility from its equity exposure. Through the use of index futures, the subadviser may adjust the Portfolio’s net equity exposure down to a minimum of 25% or up to a maximum of 100% of the Portfolio’s assets.

The VCPSM Value Portfolio invests in exchange-traded futures contracts to manage the volatility of the Portfolio. The Portfolio will generally use S&P 500 Futures contracts and interest rate Futures to lower the Portfolio’s expected volatility level. The Portfolio may invest in other types of Futures and in options to hedge or mitigate risks.

The Subadviser may increase or decrease the VCP Total Return BalancedSM Portfolio’s net equity exposure to manage the Portfolio’s volatility. In more volatile market environments, the Subadviser may use derivatives, such as Futures contracts and equity index swaps, to manage the Portfolio’s volatility of returns from its equity exposure. The Subadviser may adjust the Portfolio’s net equity exposure down to a minimum of 25% or increase it to a maximum of 80% of the Portfolio’s net assets.

Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect a Portfolio’s current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.

The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on Futures positions, a Portfolio’s losses from exercised options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Portfolio may purchase options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

Limitations on entering into Futures Contracts. Transactions in options by a Portfolio are subject to limitations established by the CFTC and each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures and economically equivalent derivatives contracts. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Commodity Exchange Act Regulation. Each Portfolio (other than the VCP Total Return BalancedSM Portfolio) is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Portfolios, from registration as a “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Portfolio under the CEA. As a result, each

Portfolio is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Portfolio’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, no Portfolio may market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

With respect to the VCP Total Return BalancedSM Portfolio, the Portfolio is deemed to be a “commodity pool” and SAAMCo is considered a “commodity pool operator” with respect to the Portfolio under the CEA. SAAMCo is therefore subject to dual regulation by the SEC and the CFTC. The regulatory requirements governing the use of commodity futures, options on commodity futures, certain swaps or certain other investments could change at any time.

OTHER INVESTMENT COMPANIES. The Portfolios may invest in securities of other investment companies (including ETFs) subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on a Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Portfolio’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Portfolio is subject to the above investment restrictions unless the Portfolio has received an order for exemptive relief from the SEC that is applicable to the Portfolio, and the Portfolio takes appropriate steps to comply with any conditions in such order. The SEC has issued an exemptive order to the Trust, which permits the Portfolios to invest in ETFs and other investment companies beyond the limitations in the 1940 Act, subject to certain terms and conditions. In addition, certain ETFs also have similar exemptive orders. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. See also “Exchange Traded Funds.”

Under normal conditions, each of the SunAmerica Dynamic Allocation Portfolio and SunAmerica Dynamic Strategy Portfolio invests approximately 70% to 90% of its assets in the securities of other investment companies.

REAL ESTATE INVESTMENT TRUSTS (“REITs”) pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the debt securities in the Portfolio’s portfolio. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management. REITS may be leveraged, which increases risk.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser/Subadviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Portfolio will segregate cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s repurchase obligation, and the Portfolio’s use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See “Investment Restrictions.”

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the roll securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter only into covered rolls. Because roll transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the Adviser/Subadviser’s ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

SECTOR RISK. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES LENDING. Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by a Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities’ potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day’s notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. A Portfolio may also suffer losses if the value of the securities in which cash collateral is invested declines. Each such Portfolio will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Since voting or consent rights accompanying loaned securities pass to the borrower, each such Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the Adviser determines that the matters involved would have a material effect on the Portfolio’s investment in the securities that are the subject of the loan and that it is feasible to recall the loan on a timely basis.

Each Portfolio may lend securities; however, at the present time no Portfolio engages in securities lending.

SHORT SALES are effected by selling a security that a Portfolio does not own. The Portfolios may engage in short sales “against the box.” A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an “appreciated financial position” (e.g., appreciated stock) generally is treated as a sale by the Portfolio for federal income tax purposes. A Portfolio generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales, except for the SunAmerica Dynamic Allocation Portfolio and SunAmerica Dynamic Strategy Portfolio which have no limitation. SunAmerica Dynamic Allocation Portfolio, SunAmerica Dynamic Strategy Portfolio and

VCP Total Return BalancedSM Portfolio may also engage in short sales that are not “against the box.” In such a short transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete the short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. When a Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. To deliver the securities to the buyer, a Portfolio will need to arrange through a broker to borrow the securities and, in so doing, a Portfolio will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. Until a Portfolio replaces a borrowed security, the Portfolio will segregate and maintain daily, cash or other liquid securities, at such a level that the amount segregated plus the amount deposited as collateral will equal the current value of the security sold short. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SHORT-TERM INVESTMENTS, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include (a) for liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by a Portfolio during periods when an Adviser/Subadviser is unable to locate favorable investment opportunities; or (c) for temporary defensive purposes. Each Portfolio may invest in short-term instruments, including:

Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.

Commercial Bank Obligations are certificates of deposit (“CDs”) (interest-bearing time deposits issued by domestic banks, foreign branches of domestic banks, U.S. branches of foreign banks and non-U.S. branches of foreign banks), bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank or by a non-U.S. branch of a foreign bank are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks.

Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations for a definite period of time and earning a specified return.

Commercial Paper are short-term notes (generally up to 12 months) issued by domestic and foreign corporations or governmental bodies, including variable amount master demand notes and floating rate or variable rate notes.

Extendable Commercial Notes (“ECNs”) are very similar to commercial paper except that with ECNs the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs’ credit rating at the time.

Variable Amount Master Demand Notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market for such obligations. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. In connection with master demand note arrangements, the Adviser/Subadviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser/Subadviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or S&P and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which a Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser/Subadviser has reason to believe that the borrower could not make timely repayment upon demand.

Corporate Bonds and Notes. A Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period.

U.S. Government Securities are debt securities maturing generally within one year of the date of purchase and include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC, and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.

Repurchase Agreements. A Portfolio may enter into repurchase agreements collateralized by securities in which it is not otherwise directly permitted to invest, such as long-term government bonds, and with selected banks and securities dealers whose financial condition is monitored by the Adviser/Subadviser, subject to the guidance of the Board of Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio’s money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Adviser/Subadviser in connection with transactions in repurchase agreements and will regularly monitor each Portfolio’s use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, repurchase agreements having a maturity of seven days or less for temporary defensive purposes are not subject to the limits on illiquid securities.

SPECIAL SITUATIONS. As described in the applicable Prospectus(es), the Portfolios may invest in “special situations.” A special situation arises when, in the opinion of a Subadviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and in demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

In addition, each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment goals and strategies and is otherwise legally permissible under federal and state laws. The Prospectuses and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.

STANDBY COMMITMENTS. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser/Subadviser may rely upon its evaluation of a bank’s credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including: the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

SWAPS. Basis Swap. A basis swap is an interest rate swap where two floating rate securities are exchanged between parties. In these swaps, the floating rates are based on two different rate sources (e.g., 1 mo USD T-bill for 1 mo USD Libor).

Credit Default Swaps, Inflation Swaps, Total Return Swaps, Interest-Rate Swaps, Currency Swaps, Options on Swaps and Interest-Rate Caps, Floors and Collars. Entering into interest-rate swaps or mortgage swaps or purchasing interest-rate caps, floors or collars is often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. A Portfolio will generally enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. Interest-rate swaps are either individually negotiated, or in certain cases such swaps are standardized and may be executed on an electronic clearing facility, however, in each case, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest-rate positions. Portfolios will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, each Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

The Portfolios, other than the VCP Total Return BalancedSM Portfolio, will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Fitch or Aa or P-1 or better by Moody’s, or is determined to be of equivalent quality by the applicable Subadviser.

Credit default swaps. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by the adviser/subadviser, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by the adviser/subadviser, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio’s portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss.

For purposes of applying the Portfolios’ investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, in applying certain of the Portfolios’ investment policies and restrictions the Portfolio will value the credit default swap at its notional amount or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolios’ other investment policies and restrictions. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Credit default swap agreements on credit indices (“CDXs”) are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs will increase the universe of bonds and loans to which a Portfolio is exposed, such investments entail risks that are not typically associated with investments in other debt instruments. The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in CDXs involves many of the risks associated with investments in other derivative instruments.

Cross-Currency Swap. A cross-currency swap is an interest rate swap agreement where the two instruments are denominated in two different currencies. Each agreement comprises both long and short exposures based on the reference legs of the swap, Cross-currency swaps are always long one currency and short another (non-base) currency simultaneously.

Currency Swaps. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

Equity Swaps. Equity swaps, a type of total return swap, are typically entered into for the purpose of investing in a market without owning or taking physical custody of securities in various circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or other liquid securities in an amount having an aggregate net asset value at least equal to the accrued excess of the Portfolio’s obligations over its entitlements with respect to each equity swap.

Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other pays a compounded fixed rate. A Portfolio intends to utilize inflation swap agreements where there is no exchange of cash payments until the maturity of the swap. These are sometimes called zero coupon inflation swaps. Inflation swap agreements may be used to protect the net asset value of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index.

Inflation swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. The Portfolio will enter into inflation swaps on a net basis (i.e., the two payment streams are netted out at maturity with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. The value of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by the Portfolio from swap transactions, such as inflation swap agreements and other types of swap discussed below, will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

Options on Swaps or Swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

Mortgage Swaps. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

Total Return Swaps. Total return swaps are contracts under which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

U.S. TREASURY INFLATION PROTECTION SECURITIES are issued by the Treasury with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date. Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month. Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protection security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) or TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

VALUE INVESTING. A Portfolio’s emphasis on securities believed to be under-valued by the market uses a technique followed by certain very wealthy investors highlighted by the media and a number of private partnerships with very high minimum investments. It requires not only the resources to undertake exhaustive research of little followed, out-of-favor securities, but also the patience and discipline to hold these investments until their intrinsic values are ultimately recognized by others in the marketplace. There can be no assurance that this technique will be successful for the Portfolio or that the Portfolio will achieve its investment goal.

When a Portfolio buys securities of companies emerging from bankruptcy, it may encounter risks that do not exist with other investments. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for a Portfolio to sell the securities or to value them based on actual trades.

WARRANTS give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES. Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Portfolios will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolios may dispose of or negotiate a commitment after entering into it. The Portfolios may realize capital gains or losses in connection with these transactions. Each Portfolio is generally required to segregate, until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Portfolio’s obligations are otherwise covered. Alternatively, each Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

ZERO COUPON BONDS, STEP-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable-in-kind (“PIK bonds”). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio’s distribution obligations.

SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE

The Trust’s custodian, or a securities depository acting for the custodian, will act as the Portfolios’ escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Portfolios have written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio’s entering into a closing transaction.

An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio’s control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio’s net asset value being more sensitive to changes in the value of the underlying investments.

In the future, each Portfolio may employ derivatives and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio’s investment objectives, legally permissible and adequately disclosed.

Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, a Portfolio is required to segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis.

Dodd-Frank, enacted in July 2010, includes provisions that comprehensively regulates OTC derivatives, such as OTC foreign currency transactions (other than a limited category exempted trades), interest rate swaps, swaptions, mortgage swaps, caps, collars and floors, and other OTC derivatives that a Portfolio may employ in the future. Dodd-Frank authorizes the SEC and the CFTC to mandate that a substantial portion of OTC derivatives must be executed in regulated markets and be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain OTC derivatives must be cleared and traded on a regulated exchange and will impose these requirements on additional OTC derivatives in the future). OTC derivatives submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the CFTC. OTC derivatives dealers typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives and new requirements will apply to the holding of customer collateral by OTC derivatives dealers. These requirements may increase the amount of collateral a Portfolio is required to provide and the costs associated with providing it. OTC derivative dealers also are required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations, as was widely permitted before Dodd-Frank. This has and will continue to increase the OTC derivative dealers’ costs, and these increased costs may be passed through to a Portfolio in the form of higher upfront and mark-to-market margin, less favorable trade pricing, and the imposition of new or increased fees, including clearing account maintenance fees.

As discussed above, OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, a Portfolio will not face a clearinghouse directly but rather through an OTC derivatives dealer that is registered with the CFTC or SEC to act as a clearing member. The Portfolio may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.

The SEC and CFTC will also require a substantial portion of derivative transactions that are currently executed on a bilateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility. Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future. The SEC has not indicated when they will impose clearing or trade execution requirements on the OTC derivatives that they regulate. Such requirements may make it more difficult and costly for a Portfolio to enter into highly tailored or customized transactions. They may also render certain strategies in which a Portfolio might otherwise engage impossible or so costly that they will no longer be economical to implement. If a Portfolio decides to become a direct member of one or more of these exchanges or execution facilities, the Portfolio will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.

OTC derivative dealers are currently required to register with the CFTC and will ultimately be required to register with the SEC. Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for OTC derivative dealers, which costs may be passed along to the Portfolios as market changes continue to be implemented. The overall impact of Dodd-Frank on the Portfolios remains highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime, along with additional, sometimes overlapping, regulatory requirements imposed by non-U.S. regulators.

In addition, the CFTC and the United States commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on United States commodities exchanges. For example, the CFTC currently imposes speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities. Dodd-Frank significantly expands the CFTC’s authority to impose position limits with respect to futures contracts and options on futures contracts, swaps that are economically equivalent to futures or options on futures, and swaps that are traded on a regulated exchange and certain swaps that perform a significant price discovery function. In response to this expansion of its authority, in 2012, the CFTC proposed a series of new speculative position limits with respect to futures and options on futures on so-called “exempt commodities” (which includes most energy and metals contracts) and with respect to agricultural commodities. Those proposed speculative position limits were vacated by a United States District Court, but the CFTC has again proposed a new set of speculative position rules which are not yet finalized (or effective). If the CFTC is successful in this second try, the counterparties with which a Portfolio deals may further limit the size or duration of positions available to the Portfolio. All accounts owned or managed by the Adviser are likely to be combined for speculative position limit purposes. A Portfolio could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to a Portfolio.

Asset Coverage for Certain Derivative Transactions. The Portfolios will comply with guidelines established by the SEC with respect to coverage of certain derivative transactions. These guidelines may, in certain instances, require segregation by a Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. With respect to futures and forward contracts that are not contractually required to “cash-settle,” for example, a Portfolio covers its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures and forward contracts that are contractually required to “cash-settle,” however, a Portfolio sets aside liquid assets in an amount equal to the Portfolio’s daily mark-to-market (net) obligation (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. Segregated assets cannot be sold or transferred unless an equivalent amount of assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

As another example, a call option written by a Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If a Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. A Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies. Each Portfolio’s subadviser will monitor a Portfolio’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Portfolio’s portfolio investments.

Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser/Subadviser’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio’s securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions, which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser/Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.

SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD, HIGH-RISK

BONDS AND SECURITIES RATINGS

HIGH-YIELD, HIGH-RISK BONDS may present certain risks, which are discussed below:

Sensitivity to Interest Rate and Economic Changes - High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio’s net asset value.

Payment Expectations - High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.

Liquidity and Valuation - There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio’s ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investments, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.

The Adviser or Subadviser attempts to reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Adviser or Subadviser, as appropriate, will evaluate the security and determine whether to retain or dispose of it.

The following points contain additional information regarding restrictions and/or requirements or restates previous information disclosed elsewhere in the applicable Prospectus(es) and/or SAI concerning the Portfolios’ investments in high-yield, high-risk bonds:

•	The SunAmerica Dynamic Allocation Portfolio and SunAmerica Dynamic Strategy Portfolio normally do not expect to have more than 5% of total assets allocated to Underlying Portfolios investing primarily in high-yield, high-risk bonds.

•	The fixed income component of the VCP Total Return BalancedSM Portfolio may invest up to 5% of the Portfolio’s total assets in junk bonds rated CCC or higher by Moody’s or equivalently rated by Standard & Poor’s or Fitch, or if unrated, determined by the Subadviser to be of comparable quality.

Ratings may include additional modifiers, such as plus (+) or minus (-), or numeric modifiers, as applicable, to the nationally recognized rating organization.

U.S. CORPORATE HIGH-YIELD FIXED INCOME SECURITIES offer a yield above that generally available on U.S. corporate debt securities in the four highest rating categories of the recognized rating services, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities) and preferred stock. These fixed income securities may have equity features, such as conversion rights or warrants, and Portfolios may invest up to 10% of their total assets in equity features, such as conversion rights or warrants, subject to the following:

•	The VCP Value Portfolio has no limit on the amounts it may invest in equity features.

The Portfolios, other than the VCP Total Return BalancedSM Portfolio, may not invest more than 5% of their total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates, equipment trust certificates and conditional sales contracts or (2)  limited partnership interests.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions that are fundamental policies for each Portfolio and cannot be changed for a Portfolio without approval by a majority of its outstanding voting securities, which is defined as the vote of the lesser of (i) 67% of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio. All percentage limitations expressed in the following investment restrictions are measured at the time of purchase.

Fundamental Investment Restrictions Applicable to All Portfolios

Each Portfolio may not:

1.	Borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.	Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.	Lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.	Issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.	Purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.	Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.	Each Portfolio may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.

The Portfolios’ fundamental investment restrictions will be interpreted broadly. For example, the restrictions will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The following descriptions of the 1940 Act may assist investors in understanding the above restrictions.

With respect to fundamental investment restriction number 1 above, the 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. (The Portfolio’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a Portfolio to maintain an “asset coverage” of at least 300% of the amount of its borrowings (other than the 5% temporary borrowings), provided that in the event that the Portfolio’s asset coverage falls below 300%, the Portfolio is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. The investment restriction will be interpreted to permit a Portfolio to engage in trading practices and investments that may be considered to be borrowings to the extent consistent with the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending are not considered to be borrowings under the restriction. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the restriction.

With respect to fundamental investment restriction number 2 above, the 1940 Act permits a Portfolio to engage in the underwriting business or underwrite the securities of other issuers within certain limits. A Portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Portfolio investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Portfolio to be engaged in the business of underwriting, investment restriction number (2) above will be interpreted not to prevent a Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the 1933 Act.

With respect to fundamental investment restriction number 3 above, the 1940 Act permits a Portfolio to make loans within certain limits. The fundamental investment restriction permits a Portfolio to engage in securities lending, enter into repurchase agreements, acquire debt and other securities (to the extent deemed lending) and allows the Portfolio to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act. SEC staff interpretations currently prohibit funds from lending portfolio securities of more than one-third of their total assets. Currently, the Portfolios do not, and do not expect to, engage in the lending of securities. If in the future, a Portfolio wished to lend securities, it would be permitted to do so only after it receives Board approval. The fundamental investment restriction will be interpreted not to prevent a Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans under the restriction.

With respect to fundamental investment restriction number 4, the 1940 Act prohibits a Portfolio from issuing “senior securities,” which are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets, except that a Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. A Portfolio also may borrow up to an additional 5% of its total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. The fundamental investment restriction will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to fundamental investment restriction number 5, the 1940 Act does not prohibit a Portfolio from owning real estate; however, a Portfolio is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a Portfolio’s purchases of illiquid securities to 15% of net assets. The restriction will be interpreted to permit a Portfolio to invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to fundamental investment restriction number 6, the 1940 Act does not prohibit a Portfolio from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, a Portfolio is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Portfolio’s purchases of illiquid securities to 15% of net assets. If a Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The restriction will be interpreted to permit investments in [exchange-traded funds] [other investment companies] that invest in physical and/or financial commodities.

With respect to fundamental investment restriction number 7, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The fundamental investment restriction will be interpreted to refer to concentration as it may be determined from time to time. The fundamental investment restriction also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit under the restriction on investment in issuers domiciled in a single jurisdiction or country. Finally, the restriction will be interpreted to give broad authority to the Portfolios as to how to classify issuers within or among industries. The SunAmerica Dynamic Allocation Portfolio and the SunAmerica Dynamic Strategy Portfolio do not consider investment companies to be an industry for purposes of this restriction and the investment by a Portfolio in an Underlying Portfolio that concentrates its investments in a particular industry or group of industries will not be considered an investment by the Portfolio in that particular industry or group of industries.

Non-Fundamental Investment Restrictions

In addition to the foregoing, the Portfolios have each adopted the following non-fundamental policies, which may be changed by the Trustees without shareholder approval. Under these restrictions, the Portfolios may not:

a. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio’s net assets would be so invested.

b. Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and SAI, as amended from time to time.

c. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

d. Invest in companies for the purpose of exercising control or management.

e. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.

f. Sell securities short except to the extent permitted by applicable law.

g. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and SAI, as amended from time to time.

h. Issue any senior securities except as permitted by the 1940 Act, except to the extent that issuing options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

Diversification

Each of the Portfolios is currently classified as a diversified fund under the 1940 Act. This means that the Portfolios may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, a Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

TRUST OFFICERS AND TRUSTEES

The following table lists the Trustees and officers of the Trust, their dates of birth, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Trustee is 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Disinterested Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SAAMCo and distributed by AIG Capital Services, Inc. (formerly, SunAmerica Capital Services, Inc.) (“ACS” or the “Distributor”) and other affiliates of SAAMCo.

Name and Age	Position(s) Held With Trusts	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee or Nominee for Trustee (2), (3)	Other Directorship(s) Held By Trustee or Nominee for Trustee (4)

Disinterested Trustees

Garrett F. Bouton Age: 71	Trustee	March 2007 – Present	Retired (2003- Present); Managing Director and CEO, Barclays Global Investors (1996-2003).	63	Chairman/Director, The LEGG Company (consulting services) (2006-2010).

Carl D. Covitz Age: 76	Trustee	February 2001 – Present	Owner and President, Landmark Capital, Inc. (1973-Present).	63	Director, Arden Realty Inc. (real estate) (1995-2006).

Name and Age	Position(s) Held With Trusts	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee or Nominee for Trustee (2), (3)	Other Directorship(s) Held By Trustee or Nominee for Trustee (4)
Jane Jelenko Age: 67	Trustee	September 2006 –Present	Retired Partner of KPMG LLP and Managing Director of Bearingpoint, Inc. (formerly KPMG Consulting). (2003-Present)	63	Director, Countrywide Bank (banking) (2003- 2008); and Director, Cathay General Bancorp and Cathay Bank (banking) (2012- Present).

Gilbert T. Ray Age: 71	Trustee	February 2001 – Present	Retired Partner, O’Melveny & Myers LLP (law firm) (2000-Present)	63	Director, Advance Auto
Parts, Inc. (retail-auto
& home supply stores)
(2002-Present);
Director, Watson,
Wyatt Worldwide
(services –
management consulting
services) (2000-2009);
Director, DineEquity
(services – restaurant)
(2004-Present);
Director, Diamond
Rock Hospitality
(financial – real estate)
(2005-Present);
Director, Towers
Watson & Co. (services
– management
consulting services)
					(2010-Present).

Allan L. Sher Age: 84	Trustee	January 1997 – Present	Retired, Brokerage Executive (1992-Present).	63	Director, Bowl America Incorporated (1997-Present).

Bruce G. Willison Age: 67	Trustee and Chairman	February 2001 – Present	Professor of Management, Anderson School at UCLA (1999- 2011); Dean, Anderson School at UCLA (1999- 2005); co- founder, Grandpoint Capital, Inc. (2009-2010).	63	Director, Grandpoint
Capital Inc. (banking)
(2011-Present);
Director, Indy Mac
Bancorp (banking)
(2003-2008); Director,
Move, Inc. (internet
real estate site) (2003-
Present); Director,
Health Net, Inc. (health
insurance plan) (2000-
					Present).

Name and Age	Position(s) Held With Trusts	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee or Nominee for Trustee (2), (3)	Other Directorship(s) Held By Trustee or Nominee for Trustee (4)
Interested Trustee

Peter A. Harbeck* Age: 61	Trustee	2014 –Present	President, CEO and Director, SAAMCo (1995-Present); Director, ACS (1993-Present); Chairman, Advisor Group, Inc. (2004- Present).	140	None

Officers

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer
John T. Genoy Age: 47	President	2007 – Present	Chief Financial Officer, SAAMCo (2002 –Present); Senior Vice President, SAAMCo (2003 – Present); Chief Operating Officer, SAAMCo (2006 – Present).	N/A	N/A

Gregory R. Kingston Age: 49	Treasurer	2014 – Present	Vice President, SAAMCo (2001 – 2014); Head of Mutual Fund Administration, SAAMCo (2014 – Present).	N/A	N/A

Gregory N. Bressler Age: 49	Vice President and Assistant Secretary	2005 – Present	Senior Vice President and General Counsel, SAAMCo (2005 – Present).	N/A	N/A

(1)    Trustees serve until their successors are duly elected and qualified.

(2)    The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SAAMCo. The “Fund Complex” includes: Seasons Series Trust (20 portfolios); SunAmerica Series Trust (43 portfolios); SunAmerica Specialty Series (7 funds); SunAmerica Money Market Fund, Inc. (1 fund); SunAmerica Income Funds (3 funds); SunAmerica Series, Inc. (6 portfolios); SunAmerica Equity Funds (2 funds); Anchor Series Trust (8 portfolios); SunAmerica Senior Floating Rate Fund, Inc. (1 fund); VALIC Company I (34 funds); and VALIC Company II (15 funds).

(3)    Number includes the Trust (43 portfolios) and Seasons Series Trust (20 portfolios).

(4)    Directorships of Companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

*    Mr. Harbeck is considered to be an interested Trustee because he serves as President, CEO and Director of SAAMCo and is a Director of ACS.

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer
Kathleen D. Fuentes Age: 46	Chief Legal Officer and Secretary	August 2015– Present	Vice President and Deputy General Counsel, SAAMCo (2006 – Present).	N/A	N/A

Katherine Stoner Age: 58	Vice President and Chief Compliance Officer	May 2011 –Present	Vice President, SAAMCo (May 2011 – Present); Vice President, The Variable Annuity Life Insurance Company (“VALIC”) and Western National Life Insurance Company (“WNL”) and American General Distributors, Inc.(2006 – Present); Deputy General Counsel and Secretary, VALIC and WNL (2007 – 2011); Vice President, VALIC Financial Advisors, Inc. (2010 – 2011) and VALIC Retirement Services Company (2010 – Present).	N/A	Director, American General Distributors, Inc. (2006 – 2011).

Shawn Parry Age: 43	Vice President and Assistant Treasurer	2014 – Present	Assistant Vice President, SunAmerica (2005 – 2014); Vice President, SunAmerica (2014 – Present).	N/A	N/A

Donna McManus Age: 54	Vice President and Assistant Treasurer	2014 – Present	Managing Director, BNY Mellon (2009 – 2014); Vice President, SunAmerica (2014 – Present).	N/A	N/A

Matthew J. Hackethal Age: 43	Anti-Money Laundering Compliance Officer	2006 – Present	Chief Compliance Officer, SAAMCo (2007 – Present).	N/A	N/A

Leadership Structure of the Board of Trustees

Overall responsibility for oversight of the Trust and its Portfolios rests with the Board of Trustees. The Trust, on behalf of each Portfolio, has engaged SAAMCo and a Subadviser to manage the Portfolio on a day-to-day basis. The Board is responsible for overseeing SAAMCo and the Subadvisers and any other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and each Portfolio’s investment objectives and strategies. The Board is presently composed of seven members, six of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees also meet at least quarterly in executive sessions, at which no trustee who is an interested person of SAAMCo is present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Willison, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established three committees, i.e., Audit Committee, Nomination and Governance Committee (the “Nomination Committee”) and Ethics Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nomination Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SAAMCo, which carries out the Portfolios’ investment management and business affairs, and also by the Portfolios’ Subadvisers and other service providers in connection with the services they provide to the Portfolios. Each of SAAMCo, the Subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SAAMCo, the Subadvisers and the Portfolios’ other service providers (including the Trust’s distributor and transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SAAMCo or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Trustees and Committees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SAAMCo, the Subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Bruce G. Willison. Mr. Willison has served as a Trustee since 2001, and Chairman of the Board since January 1, 2006. He has more than 25 years of experience in the banking industry. Mr. Willison also has broad experience serving as a director of other entities. Mr. Willison’s years of experience as a bank executive, which included management responsibility for investment management, and his experience serving on many public company boards gives him an inside perspective on the management of complex organizations, especially regulated ones.

Garrett F. Bouton. Mr. Bouton has served as a Trustee since 2007. He is a retired senior executive with over 25 years of experience in the investment services industry. Mr. Bouton also serves as a board member on non-profit organizations.

Carl D. Covitz. Mr. Covitz has served as a Trustee since 2001. He has more than 25 years of executive and business experience in the real estate and investment industries. Mr. Covitz also has broad corporate governance experience from serving on corporate boards for more than 15 years.

Jane Jelenko. Ms. Jelenko has served as a Trustee since 2006. Ms. Jelenko was previously a partner in the consulting arm of KPMG, the international professional services firm, where she served for twenty-five years. She was the national industry director for the banking and finance group and served on the firm’s board of directors. During her term on the board, she served on the Pension Committee, Strategic Planning Committee and the Political Action Committee. She is a director of the Music Center-Los Angeles Performing Arts Center, the Gabriella Axelrad Education Foundation, and the Constitutional Rights Foundation (emeritus). She is the President and Director of the Center Dance Arts. She has served on various corporate and community boards, including the L.A. Area Chamber of Commerce, and the Organization of Women Executives.

Gilbert T. Ray. Mr. Ray has served as a Trustee since 2001. He is a retired partner of O’Melveny & Meyers LLP, with more than 25 years of business experience as an attorney. Mr. Ray has extensive experience with conventional corporate and tax-exempt transactions, as well as international finance. His experience as an attorney allows Mr. Ray to provide guidance on legal and fiduciary matters. Mr. Ray has broad experience serving as a director on several other boards. Mr. Ray’s service as a director and committee chair on several public companies provides the Trust with valuable insights into compensation, audit and governance issues.

Allan L. Sher. Mr. Sher has served as a Trustee since 1997. He is a retired senior executive of a securities brokerage firm. Mr. Sher has over 10 years of experience serving as a director on other boards. Mr. Sher has over 50 years of experience in the securities industry, including serving as a broker, manager and Chief Executive Officer (“CEO”) of a securities firm. Mr. Sher has also served as a CEO of a money management firm. Mr. Sher is a former board member of the American Stock Exchange.

Peter A. Harbeck. Mr. Harbeck has served as a Trustee since 2014. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995. He currently serves as a director or trustee of [140] of the portfolios in the Fund Complex. In addition, he has served as President, CEO and Director of SAAMCo since 1995, Director of AIGCS since 1993 and as Chairman of Advisor Group, Inc. since 2004.

The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of SAAMCo or its affiliates. For the Trust and Seasons Series Trust (the “Annuity Funds”), an annual fee of $[162,250] and expenses, is paid to each Trustee who is not an officer or employee of AGLIC or its affiliates for attendance at meetings of the Board of Trustees. Trustees will be compensated $[2,500] for special in-person or telephonic Board Meetings. The Independent Chairman receives an additional retainer fee of $[67,500]. These expenses are allocated on the basis of the relative net assets of each Portfolio of the Annuity Funds. All other Trustees receive no remuneration from the Trust.

Each Disinterested Trustee serves on each Committee of the Board of Trustees and Mr. Harbeck serves on the Ethics Committee. Members of each Committee serve without compensation. Mr. Sher, as Audit Committee Chair, receives an additional retainer fee of $[12,500]. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and, should it be necessary, for pre-approving certain non-audit services performed by the independent registered public accounting firm for SAAMCo and certain control persons of SAAMCo. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The Audit Committee met [    ] times during the fiscal year ending [January 31, 2016].

The Nomination Committee recommends to the Trustees those persons to be nominated as candidates to serve as Trustees by Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings. Mr. Ray, as Nomination Committee Chair, receives an additional retainer fee of [$7,500]. The Nomination Committee will consider candidates proposed by shareholders for election as Trustees. The Nomination Committee reviews at least annually the independence of the independent trustees and independence of legal counsel. The Nomination Committee also reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. The Nomination Committee met [    ] times during the fiscal year ended [January 31, 2016].

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Trust’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the Trust’s Code of Ethics, as appropriate. Mr. Willison serves as the Chair of the Ethics Committee. The Ethics Committee met [    ] during the fiscal year ended [January 31, 2016].

As of [January 31, 2016], the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each Portfolio of the Trust.

TRUSTEE OWNERSHIP OF PORTFOLIO SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee.

Disinterested Trustees

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST [1]	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES[2]
Garrett F. Bouton	0	0
Carl D. Covitz	0	0
Jane Jelenko	0	0
Gilbert T. Ray	0	0
Allan L. Sher	0	0
Bruce G. Willison	0	0

Interested Trustee

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES[2]
Peter A. Harbeck	0	0

1	Includes the value of shares beneficially owned by each Trustee in each Portfolio of each Trust as of [December 31, 2015]. Where a Trust is not listed with respect to a Trustee, the Trustee held no shares of the Trust.
2	Includes the Trust (43 portfolios) and Seasons Series Trust (20 portfolios).

As of [January 31, 2016], no Disinterested Trustees nor any of their immediate family members owned beneficially or of record any securities in the Adviser or the Distributor or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

Compensation Table

The following table sets forth information summarizing the compensation of each Trustee, who is not an officer or employee of AGLIC or its affiliates, for his/her services as Trustee for the fiscal year ended [January 31, 2016].

TRUSTEE	AGGREGATE COMPENSATION FROM TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	TOTAL COMPENSATION FROM TRUST AND FUND COMPLEX PAID TO TRUSTEES *
Garrett Bouton	$[ ]	--	$[ ]
Carl D. Covitz	$[ ]	--	$[ ]
Jane Jelenko	$[ ]	--	$[ ]
Gilbert T. Ray	$[ ]	--	$[ ]
Allan L. Sher	$[ ]	--	$[ ]
Bruce G. Willison	$[ ]	--	$[ ]

*	As of [January 31, 2016], the Fund Complex included the Trust (43 portfolios), SunAmerica Specialty Series (7 funds), SunAmerica Money Market Funds, Inc. (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), SunAmerica Series, Inc. (6 portfolios), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (34 funds), VALIC Company II (15 funds), and Seasons Series Trust (20 portfolios).

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SAAMCo to handle the management of the Trust and its day-to-day affairs. The Adviser, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, is a wholly-owned subsidiary of AGLIC, which in turn is an indirect, wholly-owned subsidiary of AIG, a U.S.-based international insurance organization.

AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG’s primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.

Terms of the Advisory Agreement

The Advisory Agreement provides that the Adviser shall act as investment adviser to each Portfolio, manage each Portfolio’s investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of the Adviser’s officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.

The Advisory Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Agreement. The Agreement also provides for automatic termination upon assignment.

Under the terms of the Advisory Agreement, the Adviser is not liable to the Trust or any Portfolio, or to any other person, for any act or omission by it or for any losses sustained by a Portfolio or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Advisory Fees

As compensation for its services, the Adviser receives from the Trust a fee, accrued daily and payable monthly, based on the net assets of each Portfolio at the following annual rates:

PORTFOLIO	FEE RATE (as a % of average daily net asset value)

SunAmerica Dynamic Allocation Portfolio	.25% to $1.5 billion
.22% next $1.5 billion
.20% over $3 billion

SunAmerica Dynamic Strategy Portfolio	.25% to $1.5 billion
.22% next $1.5 billion
.20% over $3 billion

VCP Total Return Balanced Portfolio	.86% on first $750 million
.85% on next $750 million
.82% over $1.5 billion

PORTFOLIO	FEE RATE (as a % of average daily net asset value)

VCP Value Portfolio	.925% on first $250 million
.90% on next $250 million
.875% on next $500 million
.80% over $1 billion

The following table sets forth the total advisory fees received by the Adviser from each Portfolio pursuant to the Advisory Agreement for the last three fiscal years ended January 31.

Portfolio	2016		2015	2014
SunAmerica Dynamic Allocation	[	]	$16,577,763	$8,968,416
SunAmerica Dynamic Strategy	[	]	8,557,356	2,993,520
VCP Total Return Balanced	[	]	1,273,862	232,821
VCP Value	[	]	1,456,545	258,384

The Adviser is contractually waiving fees and/or reimbursing expenses from inception through April 30, 2016 so that the total net expense ratio for the [Class 1 shares and] Class 3 shares of the SunAmerica Dynamic Strategy Portfolio do not exceed [0.55]%. The Adviser is contractually waiving fees and/or reimbursing expenses through April 30, 2016 so that the total net operating expenses for the [Class 1 shares and] Class 3 shares of the VCP ValueSM Portfolio and the VCP Total Return BalancedSM Portfolio do not exceed [1.23]% and [1.16]%, respectively. For purposes of the Expense Limitation Agreement, “total annual portfolio operating expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, such as litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees; and other expenses not incurred in the ordinary course of the Trust’s business on behalf of the Portfolios. Any waivers and/or reimbursements, with the exception of advisory fee waivers, made by SAAMCo with respect to the Portfolios are subject to recoupment from the Portfolios within two years after the occurrence of any waiver and/or reimbursement, provided that the Portfolios are able to effect such payment to SAAMCo and remain in compliance with the expense limitation in effect at the time the waivers and/or reimbursements occurred. The Adviser may voluntarily reimburse additional amounts to increase returns to a Portfolio’s investors. Any such waivers and/or reimbursements will continue indefinitely, but may be terminated at any time.

For the last three fiscal years ended January 31, SAAMCo voluntarily or contractually waived fees or reimbursed expenses (excluding advisory fee waivers) as applicable, for all classes of shares, which are not included as part of the advisory fee table as follows:

Portfolio	2016		2015	2014
SunAmerica Dynamic Allocation	[	]	--	--
SunAmerica Dynamic Strategy	[	]	--	--
VCP Total Return BalancedSM	[	]	$82,235	$128,437
VCPSM Value	[	]	56,783	133,011

[Certain] [The] Portfolios had recoupments for the fiscal years ended January 31, 2016, 2015 and 2014, for all classes of shares, which are not included as part of the advisory fee table as follows:

Portfolio	2016		2015	2014
SunAmerica Dynamic Allocation	[	]	--	--
SunAmerica Dynamic Strategy	[	]	--	$43,236
VCP Total Return BalancedSM	[	]	--	--
VCPSM Value	[	]	$790	--

The remaining balances subject to recoupment are as follows:

Portfolio	2016		2015	2014
SunAmerica Dynamic Allocation	[	]	--	--
SunAmerica Dynamic Strategy	[	]	--	--
VCP Total Return BalancedSM	[	]	$210,672	$128,437
VCPSM Value	[	]	189,004	133,011

SUBADVISORY AGREEMENTS

AllianceBernstein, Invesco and PIMCO act as Subadvisers to certain of the Trust’s Portfolios pursuant to various Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the Subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the Subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the Subadvisers’ fees.

AllianceBernstein is an indirect majority-owned subsidiary of AXA Financial, Inc. AllianceBerstein does business in certain circumstances, including its role as Subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name Bernstein Value Equities, a unit of AllianceBernstein. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company. PIMCO is a majority-owned subsidiary of Allianz Asset Management with minority interests held by certain of its officers and by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

The Subadvisory Agreements, after initial approval with respect to a Portfolio, continue in effect for a period of two years, in accordance with their terms, unless terminated, and may thereafter be renewed from year to year as to a Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each Subadvisory Agreement may be terminated at any time, without penalty, by the Trustees, by the holders of a majority of the respective Portfolio’s outstanding voting securities, by SAAMCo on not less than 30 nor more than 60 days’ written notice to the Subadviser, or by the Subadviser on 90 days’ written notice to SAAMCo and the Trust. Under the terms of the Subadvisory Agreements, the Subadviser is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

Subadvisory Fees

The Adviser pays each Subadviser a monthly fee with respect to each Portfolio for which the Subadviser performs services, computed on average daily net assets, at the following annual rates:

SUBADVISER	PORTFOLIO	ANNUAL FEE (as a % of the average daily net assets the Subadviser Manages in the Portfolio)

AllianceBernstein	SunAmerica Dynamic Allocation Portfolio[1]	.24% on the first $500 million
.21% on the next $1.0 billion
.19% thereafter

	SunAmerica Dynamic Strategy Portfolio[1]	.24% on the first $500 million
.21% on the next $1.0 billion
.19% thereafter

Invesco	VCP Value Portfolio	.425% on first $250 million
.400% on next $250 million
.375% on next $500 million
.300% thereafter

PIMCO	VCP Total Return Balanced Portfolio	.36% on first $750 million
.35% on next $750 million
.32% thereafter

1    The subadvisory fee applies only to the assets in the Overlay Component of the Portfolios. For the purposes of determining whether the Portfolios’ assets meet the breakpoints set forth herein, the assets managed by the Subadviser for the SunAmerica Dynamic Allocation Portfolio, the SunAmerica Dynamic Strategy Portfolio and the Dynamic Allocation Fund, a series of VALIC Company I, which is advised by VALIC, an affiliate of SAAMCo, and which is also subadvised by Alliance Bernstein, shall be aggregated.

The following table sets forth the fees paid to the Subadvisers, for the last three fiscal years ended January 31.

SUBADVISER	PORTFOLIO	2016		2015	2014

AllianceBernstein	SunAmerica Dynamic Allocation	[	]	$2,526,762	$1,237,021
	SunAmerica Dynamic Strategy	[	]	1,218,230	370,011

SUBADVISER	PORTFOLIO	2016		2015	2014

Invesco	VCPSM Value	[	]	$669,223	$118,717

PIMCO	VCP Total Return BalancedSM	[	]	533,245	97,460

PORTFOLIO MANAGERS

Other Accounts

The portfolio managers primarily responsible for the day-to-day management of the Portfolios, all of whom are listed in the applicable Prospectus(es) (“Portfolio Managers”), are often engaged in the management of various other accounts. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of [January 31, 2016], is provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee which is all or partly based on the account’s performance are provided in parentheses.

Other Accounts (As of [January 31, 2016)]
		Registered Investment Companies					Pooled Investment Vehicles					Other Accounts
Advisers/ Subadviser	Portfolio Managers	No. of Accounts		Assets (in millions)			No. of Accounts		Total Assets (in millions)			No. of Accounts		Total Assets (in millions)

SAAMCo	Loeffler, Douglas[1]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]

AllianceBernstein	DeVivo, Judith A	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
	Lisser, Joshua	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
	Sklar, Ben	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
	Tomlison, Geoff	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]

Invesco	Bastian, Thomas	[	]	$	[	]	[	]	$	[	]	[	]*	$	[	]*
	Burge, Chuck	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
	Jurkash, Brian	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
	Maly, Mary Jane	[	]	$	[	]	[	]	$	[	]	[	]*	$	[	]*
	Marcheli, Sergio	[	]	$	[	]	[	]	$	[	]	[	]*	$	[	]*
	Nguyen, Duy	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]

PIMCO	Davis, Josh	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
	Thimons, Josh	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]

[1]	The Portfolio Manager began serving effective May 1, 2015.
*	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investment held in those accounts are traded in accordance with the applicable models.

Potential Conflicts of Interest

As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Portfolios. In certain instances, conflicts may arise in their management of a Portfolio and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among a Portfolio and such Other Client Accounts.

•

Trade Allocations. Conflicts may arise between the Portfolio and Other Client Accounts in the allocation of trades among the Portfolio and the Other Client Accounts. For example, an Adviser (solely for the purposes of this section “Potential Conflicts of Interest,” the term “Adviser” is defined to include SAAMCo or a Subadviser, as applicable)

may determine that there is a security that is suitable for a Portfolio, as well as, for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Subadviser and/or Portfolio Manager may take “short” positions in Other Client Accounts with respect to securities held “long” within a Portfolio, or vice-versa, which may adversely affect the value of securities held by the Portfolio. In certain instances, the Adviser and/or Portfolio Manager may have ownership or different interests in Other Client Accounts, including different compensation with respect to Other Client Accounts, such as incentive fees. Such ownership or different interests may cause a conflict of interest. The Trust and Advisers generally have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Trust and Advisers believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Portfolios and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•	Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Portfolios and Other Client Accounts may result in the portfolio manager devoting a disproportionate amount of time and attention to the management of a Portfolio and Other Client Accounts if the Portfolios and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Advisers seek to manage such competing interests for the time and attention of the Portfolio Managers. Although the Advisers do not track the time a portfolio manager spends on the Portfolio or a single Other Client Account, certain Advisers periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

•	Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the SAAMCo Code and Subadvisers’ Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the SAAMCo Code and Subadviser’s Codes of Ethics will eliminate such conflicts.

Other than the conflicts described above, the Trust is not aware of any material conflicts that may arise in the connection with each Subadviser’s management of the Portfolios, investments and such Other Accounts.

Compensation

Pursuant to the Subadvisory Agreements, each Subadviser is responsible for paying its own expenses in connection with the management of the Portfolios, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Subadviser, is described below.

SAAMCo. Portfolio manager compensation is comprised of a salary, a short-term incentive (STI) bonus, and where eligible, a long-term incentive (LTI) bonus. The salary is a fixed annual salary, and is generally based on the portfolio managers’ responsibilities and leadership role within the organization. The STI bonus is an annual, discretionary, cash award and is based on both the individual’s performance and the performance of AIG Consumer Insurance over the current compensation period. In addition, SAAMCo may award an LTI bonus to eligible portfolio managers who consistently meet or exceed relative performance criteria. The LTI award may vary depending on the performance of the organization over a multi-year time period and is paid in annual installments upon completion of the performance period.

SAAMCo believes its compensation program is adequate to incentivize portfolio managers and analysts to seek maximum performance within risk parameters described in the Portfolios’ prospectuses.

AllianceBernstein.    AllianceBernstein’s compensation program for portfolio managers and analysts is designed to be competitive and effective in order to attract and retain the highest caliber employees. Portfolio managers receive base compensation, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is normally paid in the form of a cash bonus and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are in the form of the firm’s publicly traded equity units, although award recipients have the ability to receive a portion of their awards in deferred cash.

Total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance to align compensation with client investment returns. Qualitative factors are driven by portfolio managers’ contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the fund’s prospectus and versus peers over one-, three- and five-year calendar periods— with more weight given to longer time periods. Peer groups are chosen by investment CIOs, who consult with the Product Management team to identify products most similar to our investment style and most relevant within the asset class.

The qualitative component incorporates the manager’s contribution to the overall investment process and our clients’ success. Among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, and being a good corporate citizen.

Other factors can play a part in determining portfolio managers’ total compensation (including base compensation). This may include complexity of investment strategies managed, volume of assets managed, level of experience and level of officership within the firm. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.

Invesco. Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Subadviser[1]	Performance time period[2]
Invesco	One-, Three- and Five-year performance against Portfolio peer group.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred/Long-Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd.

1 Rolling time periods based on calendar year-end.

2 Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred/long-term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

PIMCO.  PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.

•	PIMCO’s pay philosophy embraces a corporate culture of pay-for-performance, a strong work ethic and meritocracy.

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance ranking is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of three components:

•	Base Salary – Base salary is built on core job responsibilities, market factors and internal positions/levels. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels. Base salary is paid in regular instalments throughout the year and payment dates are in line with local practice.

•	Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for evaluation throughout the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•	Equity or Long-term Incentive Compensation – Equity and Long-term incentive compensation allow key professionals to participate in the long-term growth of the firm. M Options and/or Long Term Incentive Plan (LTIP) are awarded to professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and equity or long-term incentive awards. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.
¡	The M Unit program provides employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.
¡	The LTIP award provides cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year basis. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Ownership of Portfolio Shares

As of [January 31, 2016], none of the portfolio managers who are primarily responsible for the day-to-day management of the Portfolios had any ownership interest in a Portfolio that they manage.

PERSONAL SECURITIES TRADING

The Trust, the Adviser and the Distributor have adopted a written Code of Ethics (the “SAAMCo Code”) pursuant to Rule 17j-1 under the 1940 Act, which governs, among other things, the personal trading activities of certain access persons of the Portfolios. The SAAMCo Code is designed to detect and prevent conflicts of interests between the Portfolios and the personal trading activities of certain access persons. The SAAMCo Code is filed as an exhibit to the Trust’s registration statement. SAAMCo reports violations of the SAAMCo Code to the Board of Trustees.

Each of the Subadvisers has adopted a code of ethics (a “Code of Ethics”). Such provisions may be more restrictive than the provisions set forth in the SAAMCo Code. Material violations of a Subadviser’s Code of Ethics by employees that provide direct services to a Portfolio or those that involve the subadvised Portfolio are reported to the Board of Trustees.

DISTRIBUTION AGREEMENT

The Trust, on behalf of each Portfolio, has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of Class 1 and Class 3 shares of each Portfolio to the Separate Accounts of the Life Companies. The address of the Distributor is Harborside Financial Center, 3200 Plaza Five, Jersey City, New Jersey 07311-4992. The Distribution Agreement provides that the Distributor may also distribute shares of the Portfolios. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the cost of printing and distributing prospectuses, annual reports and other periodic reports with respect to each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolios, including printing and distributing prospectuses, proxy statements, notices, annual reports and other periodic reports to existing shareholders.

After its initial approval, the Distribution Agreement will continue in effect for an initial two year term and thereafter from year to year, with respect to each Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the disinterested Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

RULE 12B-1 PLANS

The Board of Trustees has adopted a Rule 12b-1 Plan for Class 1 shares, (the “Class 1 Plan”) and Class 3 shares (the “Class 3 Plan” and, together with the Class 1 Plan, the “12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act. Reference is made to “Account Information” in the applicable Prospectus(es) for certain information with respect to the Class 1 and Class 3 Plans. The Class 1 Plan does not provide for a service fee. The Class 3 Plan provides for service fees payable at the annual rate of [0.25]% of the average daily net assets of such Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios’ Class 3 shares. It is possible that, in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries’ costs as described above.

Account Maintenance and Service Fees

The following table sets forth the account maintenance and service fees paid by each of the Portfolios in Class 3 shares for the fiscal year ended [January 31, 2016].

PORTFOLIO	[2016]
Class 3

SunAmerica Dynamic Allocation	$[19,409,704]
SunAmerica Dynamic Strategy	[9,399,507]
VCP Total Return BalancedSM	[370,309]
VCPSM Value	[393,661]

Continuance of the 12b-1 Plans with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Disinterested Trustees. Each 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 1 and Class 3 shares of a Portfolio, without approval of the shareholders of the Class 1 and Class 3 shares of the Portfolio, respectively. In addition, all material amendments to each 12b-1 Plan must be approved by the Trustees in the manner described above. The 12b-1 Plans may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 1 and Class 3 shares of the Portfolio, respectively. So long as each 12b-1 Plan is in effect, the election and nomination of the Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees. In the Trustees’ quarterly review of the 12b-1 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the 12b-1 Plans. In their consideration of the 12b-1 Plans with respect to each Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 1 and Class 3 shares of the Portfolio.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

Under the Code, each Portfolio is treated as a separate regulated investment company provided that certain qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of a Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Certain of the Portfolio’s investments in MLPs may be considered qualified publicly traded partnerships and, therefore, the extent to which a Portfolio may invest in MLPs is limited by the Portfolio’s intention to qualify as a regulated investment company. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends, provided that the Portfolio satisfies a minimum distribution requirement as described below. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at net asset value unless the transfer agent is instructed otherwise.

A Portfolio may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Portfolio fails one of these tests and does not timely cure the failure, that Portfolio will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by such Portfolio in computing its taxable income.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if the Portfolio became adequately diversified.

Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a non-deductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trust or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.

Distributions received by the SunAmerica Dynamic Allocation Portfolio or the SunAmerica Dynamic Strategy Portfolio from an Underlying Portfolio within the Fund-of-Funds Component attributable to the Underlying Portfolio’s investment company taxable income including short-term capital gains are taxable as dividend income to that Portfolio. Distributions received by a Portfolio from an Underlying Portfolio attributable to the excess of the an Underlying Portfolio’s net long-term capital gain over its net short-term capital loss and that are properly reported as “capital gain dividends” are taxable as long-term capital gain to a Portfolio, regardless of how long that Portfolio has held the Underlying Portfolio’s shares. Upon the sale or other disposition by a Portfolio of shares of any Underlying Portfolio, the Portfolio will realize a capital gain or loss which will be long-term or short-term, generally depending upon the Portfolio’s holding period for the shares.

Losses realized upon such redemptions may result in a substantial number of “wash sales” and deferral, perhaps indefinitely, of realized losses to the Portfolio.

In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

With respect to the SunAmerica Dynamic Allocation Portfolio and the SunAmerica Dynamic Strategy Portfolio, each Underlying Portfolio of the Fund-of-Funds Component intends to continue to qualify annually to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Portfolio qualifies as a regulated investment company and timely distributes all of its taxable income, the Underlying Portfolio generally will not pay any U.S. federal income or excise tax. The Underlying Portfolios are subject to the same asset diversification and income distribution requirements applicable to the Portfolios. The tax treatment of the transactions outlined with respect to the Underlying Portfolios also applies to the Portfolios.

A Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. If a Portfolio were to sell its shares to other categories of shareholders, the Portfolio may fail to comply with applicable Treasury Department requirements regarding investor control. If a Portfolio should fail to comply with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code. All income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter, even if the contracts became adequately diversified.

Since the shares of the Portfolios are offered only in connection with the Variable Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the Prospectus for such contracts. Purchasers of the Variable Contracts should consult their tax advisors regarding specific questions as to federal, state and local taxes.

A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio’s recognition of taxable income in excess of cash generated by such investments.

Options, forward contracts, futures contracts and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income, and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.

In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss to the extent attributable to fluctuations in exchange rates.

The Portfolios may invest in REITs that hold residual interests in REMICs. Certain types of income received by these Portfolios from REITs, REMICs, taxable mortgage pools or other investments may cause these Portfolios to designate some or all of its distributions as “excess inclusion income.” To shareholders of these Portfolios, such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause these Portfolios to be subject to tax if certain “disqualified organizations” as defined by the Code are shareholders of the Portfolio.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Portfolio may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% of the net gain or loss and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes (“marked-to-market”). OTC options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gain or loss recognized by a Portfolio from transactions in OTC options written by a Portfolio generally constitute short-term capital gain or loss. Any gain or loss recognized by a Portfolio from transactions in OTC options purchased by such Portfolio generally has the same character as the property to which the option relates as in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for OTC puts or increased by the premium received for OTC calls.

A substantial portion of each Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules which may suspend the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale,

“substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus certain interest charges, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Portfolio’s taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

The Portfolios which receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the Life Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the Life Companies will not be passed to you or the Portfolios.

For the fiscal year ended January 31, 2016, the Portfolios had the following capital loss carry-forwards.

	Loss Carry-Forwards*	Unlimited*
	[2015-2019]	ST	LT
SunAmerica Dynamic Allocation	--	--	--
SunAmerica Dynamic Strategy	--	--	--
VCP Total Return BalancedSM	--	--	--
VCPSM Value	--	--	--

* Capital loss carry-forwards generated in taxable years beginning after 2010 will not be subject to expiration.

To the extent not yet utilized, such losses will be available to each of the Portfolios to offset future capital gains from 2015 through 2019. Capital loss carry-forwards generated in taxable years beginning after 2010 will not be subject to expiration. The utilization of such losses may be subject to annual limitations under the Code. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, taxable annuity payments, and net gain from investments, of U.S. individuals with incomes exceeding $200,000 ($250,000 if married filing jointly), and of estates and trusts.

A 30% withholding tax is currently imposed on dividends, interest, taxable annuity payments, and other income items paid, and will be imposed on redemption proceeds paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service (the “IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

In the event that a Portfolio were to experience an ownership change as defined under the Code, such Portfolio’s capital loss carry forwards, if any, may be subject to limitation.

PORTFOLIO TURNOVER

A Portfolio may purchase and sell securities whenever necessary to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to a Portfolio and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. The SunAmerica Dynamic Allocation Portfolio and SunAmerica Dynamic Strategy Portfolio, which operate as funds-of-funds, do not pay transaction costs when they buy and sell shares of Underlying Portfolios, but these Portfolios do pay transaction costs when they buy and sell the financial instruments held in the Overlay Component of the Portfolios. A Portfolio’s turnover rate would equal 100% if each security in the Portfolio was replaced once per year.

During the fiscal year ended January 31, 2015, the VCP Value Portfolio experienced significantly increased portfolio turnover. The increase in the portfolio turnover rate for the Portfolio was due to market conditions that caused more trading activity within fixed income market and the use of S&P futures, followed by a lesser degree of trading within the equity market.

SHARES OF THE TRUST

The Trust is organized as a Massachusetts business trust. A Massachusetts business trust is a voluntary association with transferable shares that is established under and governed by its declaration of trust. The Trust consists of 43 separate portfolios, some of which offer Class 1, Class 2 and/or Class 3 shares. Each of the four Portfolios offers only Class 1 and Class 3 shares.

Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting

The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Massachusetts law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any Portfolio or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any Portfolio or class to another entity, or a series or class of another entity, or terminate the Trust or any Portfolio or class. These provisions would permit a Portfolio to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund of funds structure.

The Trust is not required to hold an annual meeting of shareholders, but the Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Trust’s By-Laws provide that a shareholder meeting will be called upon the written request of the shareholders holding shares representing, in the aggregate, not less than one-third of the outstanding shares, subject to certain conditions, including the payment of certain expenses.

All shareholders of record of all Portfolios and classes of the Trust vote together, except where required by the 1940 Act to vote separately by Portfolio or by class, or when the Trustees have determined that a matter affects only the interests of one or more Portfolios or classes of shares.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees, and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees then in office.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The Trust may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The Trust may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Trust with identification required by law, or if the Trust is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law, or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the Trust may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Trust to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Portfolios and Classes

The Declaration provides that the Trustees may establish Portfolios and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the Portfolios and classes. The Trustees may change any of those features, terminate any Portfolio or class, combine Portfolios with other Portfolios in the Trust, combine one or more classes of a Portfolio with another class in that Portfolio or convert the shares of one class into shares of another class.

Each share of a Portfolio, as a series of the Trust, represents an interest in the Portfolio only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration, however, provides that shareholders are not personally liable for the obligations of the Trust and requires the Trust to indemnify a shareholder against any loss or expense arising from any such liability. The Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.

The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust, and that a Trustee, officer or employee is liable to the Trust and its shareholders only for his or her bad faith, willful misconduct/willful misfeasance, gross negligence or reckless disregard of his duties. The Declaration also provides that Trustees and officers are not liable for errors of judgment or mistakes of fact or law.

The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. The Declaration also provides for the advancement of expenses, subject to certain conditions and undertakings, in connection with any such claims, actions, suits or proceedings (including investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened). In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. Any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position. The provisions of the Declaration with respect to indemnification of covered persons do not affect any rights under any contract such persons might have with respect to indemnification by the Trust.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing an action, a shareholder must first make a demand on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholder must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected Portfolio.

The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the Portfolio, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. Trustees are not considered to have a personal financial interest in an action by virtue of being compensated for their services as board members of the Trust or of affiliated funds, or by virtue of the amount of their remuneration.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Trust’s costs, including attorneys’ fees.

The Declaration further provides that the Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Trust is obligated to pay shall be calculated using reasonable hourly rates.

The Declaration requires that any action commenced by a shareholder be brought in the U.S. District Court for the District of Massachusetts or, if that is not a proper forum, then such action must be brought in the Business Litigation Session of Suffolk Superior Court in Massachusetts. In addition, trial by jury is waived to the fullest extent permitted by law.

The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 3 shares are subject to service and distribution fees while Class 1 shares are subject to distribution fees; (iii) Class 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class 3 shares and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares.

Shares of the Trust are owned through the Life Companies’ separate accounts of the Trust, and through SDAP and SDSP.1 As of [                    ], the ownership of the Trust’s shares is as follows:

	AGLIC		USLIC		SDAP		SDSP

SunAmerica Dynamic Allocation Portfolio (Class 1)	[	]%	[	]%	[	]%	[	]%
SunAmerica Dynamic Allocation Portfolio (Class 3)	[	]%	[	]%	[	]%	[	]%

SunAmerica Dynamic Strategy Portfolio (Class 1)	[	]%	[	]%	[	]%	[	]%
SunAmerica Dynamic Strategy Portfolio (Class 3)	[	]%	[	]%	[	]%	[	]%

VCP Total Return BalancedSM Portfolio (Class 1) [1]	[	]%	[	]%	[	]%	[	]%
VCP Total Return BalancedSM Portfolio (Class 3) [1]	[	]%	[	]%	[	]%	[	]%

VCPSM Value Portfolio (Class 1) [1]	[	]%	[	]%	[	]%	[	]%
VCPSM Value Portfolio (Class 3) [1]	[	]%	[	]%	[	]%	[	]%

1     American General Life Insurance Company owns a portion of the Portfolio shares directly.

PRICE OF SHARES

Shares of the Trust are currently offered only to the Separate Accounts of the Life Companies. The Trust is open for business on any day the NYSE is open for business. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). Each Portfolio calculates the net asset value (“NAV”) of each class of its shares separately by dividing the total value of its net assets of each class by the number of such class shares outstanding. The Board is responsible for the share valuation process and has adopted a policy and procedure (the “PRC Procedures”) for valuing the securities and other assets held by the Portfolio, including procedures for the fair valuation securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee which is responsible for, among other things, making certain determinations in connection with the Portfolio’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other portfolios. A description of the pricing procedures that are generally used to value the securities held by the Portfolio are described below.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade as reported by a Board-approved pricing service. Option contracts traded on national securities exchanges are valued at the mean of the last bid and ask price reported by a Board-approved pricing service as of the close of the exchange for which they are traded. Option contracts traded over the counter will be valued based upon the average of quotations received from at least two brokers in such securities or currencies. Option contracts on swaps (“Swaptions”) and other option derivatives (i.e., straddle options) are valued at a mid-valuation provided by a Board-approved pricing service.

Swap contracts traded on national securities exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid-valuation provided by a Board-approved pricing service,. Swap contracts traded over the counter will be valued at a mid-valuation provided by a Board-approved pricing service. Forward Foreign Currency Contracts (“Forward Contracts”) are valued at the 4:00 p.m. Eastern Time forward rate. Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board approved pricing service. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Senior floating rate loans (“Loans”) are valued at the average of available bids in the market for such Loans, as provided by a Board-approved loan pricing service.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or OTC market.

Each business day, the Portfolios’ NAVs are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Variable Contracts.

EXECUTION OF PORTFOLIO TRANSACTIONS

It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Trust (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid. Sales of Portfolio shares is not considered a factor in the selection of a broker to effect transactions in Portfolio securities.

A factor in the selection of brokers is the receipt of research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser or Subadviser.

The Adviser or Subadviser may cause a Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Adviser or Subadviser places the Trust’s portfolio transactions, the Adviser or Subadviser may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers may be used by the Adviser or Subadviser in connection with the Trust and could be useful and of value to the Adviser or Subadviser in serving other clients as well as the Trust. Research services obtained by the Adviser or Subadviser as a result of the placement of portfolio brokerage of other clients could also be useful and of value in serving the Trust.

In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Subject to the above considerations, the Adviser or a Subadviser may use broker-dealer affiliates of the Adviser or a Subadviser, as a broker for any Portfolio. In order for such broker-dealer to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees of the Trust, including a majority of the Disinterested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to such broker-dealers are consistent with the foregoing standard. These types of brokerage transactions are also subject to such fiduciary standards as may be imposed upon the broker-dealers by applicable law.

Commission Recapture Program

Effective December 1, 2004, the Trust implemented a commission recapture program. The Board of Trustees determined that a commission recapture program is in the best interest of each Portfolio and its shareholders and therefore has conveyed that information to the Subadvisers. A commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer who commits to returning a portion of their commission to the respective underlying Portfolio. A Portfolio may participate in a commission recapture program, provided the portfolio manager can obtain the best price and execution for trades. Thus a Portfolio may benefit from the products or services or recaptured commissions obtained through the commission recapture program, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a commission recapture transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. The brokerage of one Portfolio will not be used to help pay the expenses, or otherwise recaptured for the benefit, of any other Portfolio. SAAMCo will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the commission recapture program will be over and above such waivers and/or reimbursements, so that SAAMCo will not receive any direct or indirect economic benefit from the commission recapture program.

The following table reflects the commission recapture activity for the fiscal year ended [January 31, 2016.]

Portfolio	[2016]
	Amount ($)			% of Net Assets
SunAmerica Dynamic Allocation	$	[	]	[	]%
SunAmerica Dynamic Strategy		[	]	[	]%
VCP Total Return Balanced		[	]	[	]%
VCP Value		[	]	[	]%

Brokerage Commissions

The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers of such Portfolios for the last three fiscal years ended January 31.

2016 BROKERAGE COMMISSIONS

[INSERT]

2015 BROKERAGE COMMISSIONS

PORTFOLIO	AGGREGATE BROKERAGE COMMISSIONS	AMOUNT PAID TO AFFILIATED BROKER- DEALERS	PERCENTAGE OF COMMISSIONS PAID TO AFFILIATED BROKER- DEALERS	PERCENTAGE OF AMOUNT OF TRANSACTIONS INVOLVING PAYMENT OF COMMISSIONS THROUGH AFFILIATED BROKER- DEALERS	GROSS DOLLAR VALUE OF PURCHASE/ SALES DIRECTED TO RESEARCH PROVIDERS	DOLLAR AMOUNT OF COMMISSIONS DIRECTED TO RESEARCH PROVIDERS
SunAmerica Dynamic Allocation	--	--	--	--	--	--
SunAmerica Dynamic Strategy	--	--	--	--	--	--
VCP Total Return Balanced	$2,981	--	--	--	--	--
VCP Value	$84,538	--	--	--	$5,652,793,767	$4,316,601

2014 BROKERAGE COMMISSIONS

PORTFOLIO	AGGREGATE BROKERAGE COMMISSIONS	AMOUNT PAID TO AFFILIATED BROKER- DEALERS	PERCENTAGE OF COMMISSIONS PAID TO AFFILIATED BROKER- DEALERS	PERCENTAGE OF AMOUNT OF TRANSACTIONS INVOLVING PAYMENT OF COMMISSIONS THROUGH AFFILIATED BROKER- DEALERS
SunAmerica Dynamic Allocation	--	--	--	--
SunAmerica Dynamic Strategy	--	--	--	--
VCP Total Return Balanced	$30,168	--	--	--
VCP Value	$1,236	--	--	--

The policy of the Trust with respect to brokerage is reviewed by the Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

The following table sets forth the Portfolio’s holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of [January 31, 2016].

Portfolio	Broker Dealer		Debt/Equity		(Amount ($) 000’s)

SunAmerica Dynamic Allocation Portfolio	[	]	[	]	[	]

SunAmerica Dynamic Strategy Portfolio	[	]	[	]	[	]

VCP Total Return BalancedSM	[	]	[	]	[	]

VCPSM Value	[	]	[	]	[	]

The Adviser and the Subadvisers and their respective affiliates may manage, or have proprietary interests in, accounts with similar or dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such account may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; Portfolio decisions and results of the Portfolio’s investments may differ from those of such other accounts. There is no obligation to make available for use in managing the Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good faith equitable basis at the discretion of the account’s adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.

If determined by the Adviser or Subadviser to be beneficial to the interests of the Trust, partners and/or employees of the Adviser or Subadvisers may serve on investment advisory committees, which will consult with the Adviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio’s proposed investment activities which is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.

It is possible that a Portfolio’s holdings may include securities of entities for which a Subadviser or its affiliate performs investment banking services as well as securities of entities in which a Subadviser or its affiliate makes a market. From time to time, such activities may limit a Portfolio’s flexibility in purchases and sales of securities. When a Subadviser or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.

FINANCIAL STATEMENTS

The Trust’s audited financial statements with respect to the fiscal year ended [            ] are incorporated into this SAI by reference to its [            ] annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570.

GENERAL INFORMATION

Custodian

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts, 02111, serves as the Trust’s custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties.

Transfer Agent

VALIC Retirement Services Company (“VRSCO”), 2929 Allen Parkway, Houston, Texas 77019, is the Trust’s transfer and dividend disbursing agent pursuant to the Master Transfer Agency and Service Agreement (“Service Agreement”). The Service Agreement provides for a combined annual payment of $150,000 by the Trust, SunAmerica Series Trust and Seasons Series Trust for transfer agency and related services. The transfer agency charge will be allocated based on the number of shareholders per each Trust.

Independent Registered Public Accounting Firm and Legal Counsel

[    ], 1000 Louisiana Street, Suite 5800, Houston, Texas 77002-5678, is the Trust’s independent registered public accounting firm. [    ] performs an annual audit of the Trust’s financial statements and provides tax advisory services, tax return preparation and accounting services relating to filings with the SEC. The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, has been selected as legal counsel to the Trust.

Reports to Shareholders

Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information.

Disclosure of Portfolio Holdings Policies and Procedures

The Board of Trustees has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their participants) are met, the Trust does not provide or permit others to provide information about the Portfolios’ holdings on a selective basis.

The Trust makes the Portfolios’ portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Trust’s fiscal quarter. In addition, the Trust’s complete holdings information will be made available on the Trust’s website on a monthly basis. The Portfolios’ holdings at the end of each month will be posted approximately 30 days after the month end.

In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Portfolio’s holdings (including name and percentage of a Portfolio’s assets invested in each holding) and the percentage breakdown of a Portfolio’s investments by country, sector and industry, as applicable. This information, marketing communications (including printed advertising and sales literature) is generally made available at www.sunamerica.com or online through the internet websites of the life insurance companies offering the Portfolios as investment options, and/or the Trust’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust’s legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Portfolio’s holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of that Adviser and the Trust. The Trust’s Chief Compliance Officer and/or the Adviser’s legal counsel are responsible for authorizing the selective release of portfolio holding information. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential.

The Trust’s executive officers and the Adviser’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Portfolios’ participants and the Portfolios’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary for the Portfolios’ operation or useful to the Portfolios’ participants without compromising the integrity or performance of the Portfolios.

Non-public holdings information may be provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Portfolios of the Trust by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Portfolios’ holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Trust’s Portfolios. Portfolio holdings information may also be provided to the Board. The entities to which the Trust provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Portfolios of the Trust are required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board of Trustees, the Trustees review a report disclosing the third parties to whom the Portfolios’ holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and its participants.

•	Subadvisers. Each subadviser is continuously provided with the entire portfolio holdings for each Portfolio that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the subadviser has access only to that portion of the Portfolio’s holdings that it subadvises. In the event a sub-adviser is engaged to assume sub-advisory duties of a Portfolio, the Trust routinely discloses portfolio holdings information to such sub-adviser prior to its assumption of duties.

•	[ ]. [ ] is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios’ financial statements. PwC does not disclose to third parties information regarding the Portfolios’ holdings.

•	Ernst & Young LLP (“E&Y”). E&Y is provided with entire portfolio holdings information during the period in which the annual audits are performed on the Portfolios’ financial statements. E&Y does not disclose to third parties information regarding the Portfolios’ holdings.

•	State Street Bank & Trust Company (“SSB&T”). SSB&T, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. SSB&T does not disclose or release information regarding the Portfolios’ holdings except as instructed by the Portfolio.

•	Lipper. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, this information is disclosed approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

•	Morningstar. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual Portfolios may be accessed through its web site at no charge. Information regarding the Portfolios are available only with a subscription. SSB&T forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s DataLab product, entire portfolio holdings information is available to subscribers approximately one week of Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

•

Standard & Poors (“S&P”).    The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

•	Bloomberg. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

•	Thomson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thompson Financial’s various databases within a few days of its receipt.

•	Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

•	Investment Company Institute (“ICI”). Portfolio Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio’s holding information publicly.

•	Zeno Consulting Group (formerly, Plexus Group). State Street provides purchase and sale information with respect to the Portfolios’ equity holdings on a quarterly basis approximately fifteen (15) days after the quarter end. Zeno analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and Zeno does not disclose publicly the information they receive or the reports they prepare. SAAMCo’s contract with Zeno includes a confidentiality clause.

•	Manhattan Creative Partners (d/b/a Diligent). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the SunAmerica Mutual Funds. Diligent also hosts the Board’s online meeting materials.

•	Institutional Shareholder Services (“ISS”). ISS downloads weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used solely for the purposes of voting proxies on behalf of the Portfolios and is not publicly disclosed. SAAMCo’s contract with ISS includes confidentiality disclosure.

•	SunAmerica Retirement Markets, Inc. (“SARM”). SARM, as the primary marketer of variable annuities or variable life insurance products (the “Variable Products”) that offer the Trust, requires access to the non-public portfolio holdings information of the Portfolios in order to facilitate its management and marketing of the Variable Products as well as to facilitate the monitoring, review and analysis of the Trust and the subadvisers of the Portfolios by certain SARM employees who are supervised by SAAMCo. SARM is continuously provided with the entire portfolio holdings for each Portfolio on a daily basis.

Proxy Voting Policies and Procedures

Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to portfolio securities (the “Policies”). The Policies were drafted according to recommendations by SAAMCo and an independent proxy voting agent. The Policies enable the Portfolios to vote proxies in a manner consistent with the best interests of the Portfolios and the Portfolios’ shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Trust proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person with respect to SAAMCo who oversees advisers (with respect to the Portfolios, the investment discretion over which is delegated to the Subadviser) or their designees.

The Proxy Voting Committee has engaged an independent voting agent to assist in issue analysis, vote recommendations for proxy proposals, and to assist the Portfolios with certain responsibilities including recordkeeping of proxy votes.

The Portfolios are generally passive investors in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Portfolios generally will abstain on “social issue proposals” as described herein.

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Portfolio. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Trust’s shareholders.

Examples of the Portfolios’ Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Portfolios’ voting positions on specific matters:

•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•	Vote against authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock);

•	Vote on a case-by-case basis regarding merger and acquisition matters;

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;*

•	Not vote proxies for securities that are out on loan;**

•	Vote on a case-by-case basis on equity compensation plans.

*	Only applicable to index and passively managed funds in the SunAmerica fund complex. The boards of the applicable portfolios have determined that the costs of voting proxies for index and passively managed portfolios will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the portfolios retain a particular security. That is, the portfolios will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index portfolio, the portfolio will make a determination to retain or sell a security based on whether the index retains or deletes the security.
**	The boards of the SunAmerica funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the investment adviser and/or subadviser to a Portfolio determines that a proxy vote is materially important to the Portfolio’s interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Trust’s Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the Policies or recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of the Trust’s shareholders and the interest of SAAMCo, the Trust’s principal underwriter, or one of SAAMCo’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Disinterested Trustee, time permitting, before casting the vote to ensure that the Trust votes in the best interest of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Trust. The proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Portfolios. The proxy voting record for the most recent twelve-month period ended June 30 can be obtained, without charge, by calling (800) 445-7862 and is also available on the SEC’s website at http://www.sec.gov.

Registration Statement

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. The Prospectuses and this SAI do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Trust has filed with the SEC, Washington, D.C., to all of which reference is hereby made.

APPENDIX

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY’S CORPORATE RATINGS

Aaa	Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

A	Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa	Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS

The term “commercial paper” as used by Moody’s means promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representations as to whether such commercial paper is by any other definition “commercial paper” or is exempt from registration under the Securities Act.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

-	Leading market positions in well established industries;
-	High rates of return on funds employed;
-	Conservative capitalization structures with moderate reliance on debt and ample asset protection;
-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and
-	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR’S CORPORATE DEBT RATINGS

A Standard & Poor’s corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A	Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB	Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B	Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC	Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C	The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI	The rating CI is reserved for income bonds on which no interest is being paid.

D	Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

*	Continuance of the rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA,” “AA,” “A,” “BBB,” commonly known as “investment grade” ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR’S COMMERCIAL PAPER RATINGS.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

A	Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated “A-1” that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

DESCRIPTION OF DUFF & PHELPS’ CORPORATE DEBT RATINGS

Duff & Phelps rates long-term debt specifically to credit quality, i.e., the likelihood of timely payment for principal and interest. AAA is considered the highest quality. AA is considered high quality. A is regarded as good quality. BBB is considered to be investment grade and of satisfactory credit quality. BB and B are considered to be non-investment grade and CCC is regarded as speculative. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

DESCRIPTION OF DUFF & PHELPS RATING CO.’S COMMERCIAL PAPER RATINGS

Duff & Phelps Rating Co. (“Duff & Phelps”) commercial paper ratings are consistent with the short-term rating criteria utilized by money market participants. Duff & Phelps commercial paper ratings refine the traditional 1 category. The majority of commercial issuers carry the higher short-term rating yet significant quality differences within that tier do exist. As a consequence, Duff & Phelps has incorporated gradations of 1+ and 1- to assist investors in recognizing those differences.

Duff 1+	Highest certainty of time repayment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1	Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-	High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2	Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3	Satisfactory liquidity and other protection factors, qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Duff 4	Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

Duff 5	Default.

DESCRIPTION OF THOMSON BANKWATCH, INC.’S CORPORATE DEBT RATINGS

BankWatch rates the long-term debt securities issued by various entities either AAA or AA. AAA is the highest category, which indicates the ability to repay principal and interest on a timely basis is very high. AA is the second highest category, which indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

DESCRIPTION OF THOMSON BANKWATCH, INC.’S COMMERCIAL PAPER RATINGS

Thomson BankWatch, Inc. (“BankWatch”) short-term ratings apply only to unsecured instruments that have a maturity of one year or less. These short-term ratings specifically assess the likelihood of an untimely payment of principal and interest. TBW-1 is the highest category, which indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category and, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

DESCRIPTION OF FITCH RESEARCH’S (“FITCH”) INVESTMENT GRADE BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA.” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-L.”

A	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR	Indicates that Fitch does not rate the specific issue.

CONDITIONAL. A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED. A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN. A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, WHEN AN ISSUER FAILS TO FURNISH PROPER AND TIMELY INFORMATION.

FITCHALERT. Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH SPECULATIVE GRADE BOND RATINGS

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

DDD	Bonds are in default on interest and/or principal payments. Such bonds are extremely

DD	speculative and should be valued on the basis of their ultimate recovery value in liquidation

D	or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

DESCRIPTION OF FITCH INVESTMENT GRADE SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

FITCH SHORT-TERM RATINGS ARE AS FOLLOWS:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-I+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-I +” and “F-I” ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

INDEX INFORMATION

About the S&P 500® Index. The S&P 500® Index is a well-known stock market index that includes common stocks of companies representing a significant portion of the market value of all common stocks publicly traded in the United States. The composition of the S&P 500 Index is determined by Standard & Poor’s and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group. Standard & Poor’s may change the index’s composition from time to time.

The performance of the S&P 500 Index is a hypothetical number that does not take into account brokerage commissions and other costs of investing, which a fund bears.

Although Standard & Poor’s obtains information for inclusion in or for use in the calculation of the S&P 500 Index from sources which it considers reliable, Standard & Poor’s does not guarantee the accuracy or the completeness of the S&P 500 Index or any data included therein. Standard & Poor’s makes no warranty, express or implied, as to results to be obtained by the licensee, owners of a fund, or any other person or entity from the use of the S&P 500 Index or any data included therein in connection with the rights licensed hereunder or for any other use. Standard & Poor’s makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the S&P 500 Index and any data included therein.

The information in this document is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offeror sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 25, 2016

STATEMENT OF ADDITIONAL INFORMATION

[            ], 2016

SUNAMERICA SERIES TRUST

(the “Trust”)

(Class 1 and Class 3 Shares)

AMERICAN FUNDS® GROWTH SAST PORTFOLIO

AMERICAN FUNDS® GLOBAL GROWTH SAST PORTFOLIO

AMERICAN FUNDS® GROWTH-INCOME SAST PORTFOLIO

AMERICAN FUNDS® ASSET ALLOCATION SAST PORTFOLIO

VCPSM MANAGED ASSET ALLOCATION SAST PORTFOLIO

This Statement of Additional Information (“SAI”) relates to the five portfolios of the Trust listed above (each a “Portfolio,” and collectively, the “Portfolios”). A separate SAI describes the Trust’s other series. This SAI is not a prospectus and should be read in conjunction with each Portfolio’s current prospectus dated [            ], 2016 (each a “Prospectus,” and collectively the Prospectuses”). As shareholders of feeder funds in a master-feeder mutual fund structure, it is also important that you read the Master Funds’ Prospectus that was provided to you along with your Prospectus, as well as the Master Funds’ SAI that is provided to you along with this SAI.

The audited financial statements of each Portfolio for the fiscal year ended [                    ] are incorporated into this SAI by reference to the Trust’s [        ] annual report to shareholders. The Prospectuses are also incorporated into this SAI by reference. Terms not defined in this SAI have the meanings assigned to them in the Prospectuses. The Prospectuses and/or annual report may be obtained by calling toll free at (800) 445-7862, or by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570.

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GENERAL INFORMATION AND HISTORY

The Trust, organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. A Massachusetts business trust is a voluntary association with transferrable shares that is established under and governed by its Declaration of Trust (the “Declaration”). The Trust is composed of 43 separate portfolios (each, a “Portfolio”); the five Master-Feeder Portfolios (American Funds® Asset Allocation SAST, American Funds® Global Growth SAST, American Funds® Growth SAST, American Funds® Growth-Income SAST and VCPSM Managed Asset Allocation SAST Portfolios) are discussed herein. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (“Variable Contracts”).

The Growth, Global Growth, Growth-Income, and Asset Allocation Portfolios, as defined below, commenced operations on September 1, 2006. The VCPSM Managed Asset Allocation SAST Portfolio (formerly the Protected Asset Allocation SAST Portfolio) commenced operations on October 15, 2012. The Trustees approved the renaming of the Protected Asset Allocation SAST Portfolio to VCPSM Managed Asset Allocation SAST Portfolio effective August 12, 2013.

Each Portfolio described in this SAI operates as a “feeder fund,” which means it does not buy individual securities directly. Instead, it invests all or substantially all of its assets in another registered open-end management investment company, a “master fund,” which invests directly in individual securities. Each master fund (each, a “Master Fund” and, collectively, the “Master Funds”) is a series of American Funds Insurance Series® (the “Series”). Each Portfolio has the same investment goal and limitations as the corresponding Master Fund in which it invests. Each Portfolio’s corresponding Master Fund is listed below:

PORTFOLIO	MASTER FUND
American Funds® Growth SAST Portfolio (“Growth Portfolio”)	American Funds Insurance Series® Growth Fund (“Master Growth Fund”)

American Funds® Global Growth SAST Portfolio (“Global Growth Portfolio”)	American Funds Insurance Series® Global Growth Fund (“Master Global Growth Fund”)

American Funds® Growth-Income SAST Portfolio (“Growth-Income Portfolio”)	American Funds Insurance Series® Growth-Income Fund (“Master Growth-Income Fund”)

American Funds® Asset Allocation SAST Portfolio (“Asset Allocation Portfolio”)	American Funds Insurance Series® Asset Allocation Fund (“Master Asset Allocation Fund”)

VCPSM Managed Asset Allocation SAST Portfolio (“VCP Managed Portfolio”)	American Funds Insurance Series® Managed Risk Asset Allocation Fund (“Master Managed Risk Fund”)

Each Portfolio invests in Class 1 shares of the Master Funds except for the VCP Managed Portfolio, which invests in Class P1 shares of the Master Managed Risk Fund. As feeder funds, the Portfolios do not pay their investment adviser, SunAmerica Asset Management, LLC (“SAAMCo”), for portfolio management services because each Portfolio’s assets are invested in its respective Master Fund, which is managed by Capital Research and Management Company (“Capital Research”), the Master Funds’ investment adviser. Each Portfolio may withdraw its entire investment from its corresponding Master Fund if the Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) determines that it is in the best interests of the Portfolio and its shareholders to do so. At the time of such withdrawal, the Board would have to consider what action might be taken, including: (1) investing all of the assets of the Portfolio in another pooled investment entity (i.e., another master fund); (2) approving SAAMCo, the Portfolios’ investment adviser, to manage the Portfolio either directly or with a subadviser under the Trust’s investment advisory and management agreement with SAAMCo; or (3) taking any other appropriate action.

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INVESTMENT POLICIES AND RESTRICTIONS

Under the master-feeder structure, each Portfolio invests all or substantially all of its assets in the shares of a single Master Fund. The investment policies and restrictions of each Master Fund are described in the Master Funds’ respective SAIs. The Portfolios are indirectly subject to the risks associated with the Master Funds’ investment policies and restrictions.

Interfund Borrowing and Lending Program. Certain of the Portfolios may participate in an interfund borrowing and lending program if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser. The Trust has received exemptive relief from the Securities and Exchange Commission (“SEC”), which permits a Portfolio to participate in an interfund lending program among investment companies advised by SAAMCo or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for comparable transaction. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.

Commodity Exchange Act Regulation. Each Portfolio (other than the VCP Managed Portfolio) is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Portfolios, from registration as a “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Portfolio under the CEA. As a result, each Portfolio (other than the VCP Managed Portfolio) is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission (“CFTC”). With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Portfolio’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, no Portfolio (other than the VCP Managed Portfolio) may market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

With respect to the VCP Managed Portfolio, the Master Managed Risk Fund is deemed to be a “commodity pool” and the Master Managed Risk Fund’s investment adviser is considered a “commodity pool operator” with respect to the Master Managed Risk Fund under the CEA. In addition, SAAMCo is considered a “commodity pool operator” with respect to the VCP Managed Portfolio. The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time.

INFORMATION ON THE MASTER MANAGED RISK FUND

The Master Managed Risk Fund is a non-diversified investment company, which allows it to invest a greater percentage of its assets in any one issuer. The Master Managed Risk Fund intends to comply with the diversification and other requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to variable products so that the Master Managed Risk Fund will not be subject to U.S. taxes on the net investment income and net capital gains that it distributes to its shareholders. (See “Dividends, Distributions and Federal Taxes.”)

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The Master Managed Risk Fund pursues its investment objective in part by investing in shares of the Master Asset Allocation Fund. The Master Asset Allocation Fund may not acquire securities of open-end investment companies or unit investment trusts registered under the Investment Company Act of 1940, as amended (the “1940 Act”), in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

INVESTMENT RESTRICTIONS

Each of the Portfolios has adopted the following investment restrictions that are fundamental policies; however, as long as the Portfolios remain invested in the Master Funds, the Portfolios are subject to the Master Funds’ investment restrictions, even if the Master Funds’ restrictions are more restrictive. If SAAMCo or a subadviser begins to provide portfolio management services to the Portfolios, the Portfolios would no longer be subject to the Master Funds’ investment restrictions and would be subject solely to the following investment restrictions. These fundamental policies cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the respective Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

The Portfolio may not:

1.	Borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.	Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.	Lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.	Issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.	Purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.	Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.

The following descriptions of the 1940 Act may assist investors in understanding the above restrictions.

With respect to fundamental investment restriction number 1 above, the 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. (The Portfolio’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a Portfolio to maintain an “asset coverage” of at least 300% of the amount of its borrowings (other than the 5% temporary borrowings), provided that in the event that the Portfolio’s asset coverage falls below 300%, the Portfolio is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the

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1940 Act restrictions. The investment restriction will be interpreted to permit a Portfolio to engage in trading practices and investments that may be considered to be borrowings to the extent consistent with the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending are not considered to be borrowings under the restriction. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the restriction.

With respect to fundamental investment restriction number 2 above, the 1940 Act permits a Portfolio to engage in the underwriting business or underwrite the securities of other issuers within certain limits. A Portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Portfolio investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Portfolio to be engaged in the business of underwriting, investment restriction number 2 above will be interpreted not to prevent a Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the 1933 Act.

With respect to fundamental investment restriction number 3 above, the 1940 Act permits a Portfolio to make loans within certain limits. The fundamental investment restriction permits a Portfolio to engage in securities lending, enter into repurchase agreements, acquire debt and other securities (to the extent deemed lending) and allows the Portfolio to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act. SEC staff interpretations currently prohibit funds from lending portfolio securities of more than one-third of their total assets. Currently, the Portfolios do not, and do not expect to, engage in the lending of securities. If in the future, a Portfolio wished to lend securities, it would be permitted to do so only after it receives Board approval. The fundamental investment restriction will be interpreted not to prevent a Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans under the restriction.

With respect to fundamental investment restriction number 4, the 1940 Act prohibits a Portfolio from issuing “senior securities,” which are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets, except that a Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. A Portfolio also may borrow up to an additional 5% of its total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. The fundamental investment restriction will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to fundamental investment restriction number 5, the 1940 Act does not prohibit a Portfolio from owning real estate; however, a Portfolio is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a Portfolio’s purchases of illiquid securities to 15% of net assets. The restriction will be interpreted to permit a Portfolio to invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to fundamental investment restriction number 6, the 1940 Act does not prohibit a Portfolio from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, a Portfolio is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Portfolio’s

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purchases of illiquid securities to 15% of net assets. If a Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The restriction will be interpreted to permit investments in [exchange-traded funds] [other investment companies] that invest in physical and/or financial commodities.

With respect to fundamental investment restriction number 7, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The fundamental investment restriction will be interpreted to refer to concentration as it may be determined from time to time. The fundamental investment restriction also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit under the restriction on investment in issuers domiciled in a single jurisdiction or country. Finally, the restriction will be interpreted to give broad authority to the Portfolios as to how to classify issuers within or among industries.

In addition to the foregoing, each of the Portfolios has adopted the following non-fundamental policies (which may be changed by the Board without shareholder approval). Under these restrictions, the Portfolios may not:

a.	Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio’s total assets would be so invested.

b.	Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

c.	Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

d.	Invest in companies for the purpose of exercising control or management.

e.	Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.

f.	Sell securities short except to the extent permitted by applicable law.

g.	Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.

h.	Issue any senior securities except as permitted by the 1940 Act, as set forth in investment restriction number 4 above and except to the extent that issuing options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

Note, however, that the investment limitations (fundamental and non-fundamental) described above do not prohibit each Portfolio from investing all or substantially all of its assets in the shares of another registered, open-end investment company, such as the Master Funds.

The investment goals of each of the Portfolios are not fundamental and may be changed by the Board without shareholder approval. In particular, investment of each Portfolio’s assets in its corresponding Master Fund is not a fundamental policy of any Portfolio, and a shareholder vote is not required to withdraw a Portfolio’s entire investment from its corresponding Master Fund.

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Information about the Master Funds’ investment restrictions is included in the Master Funds’ respective SAIs.

INSURANCE LAW RESTRICTIONS

In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under Variable Contracts, SAAMCo or its affiliates and the insurance companies may enter into agreements, required by certain state insurance departments, under which SAAMCo may agree to use its best efforts to assure and permit insurance companies to monitor that each Portfolio of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Portfolio failed to comply with such restrictions or limitations, the separate accounts would take appropriate action, which might include ceasing to make investments in the Portfolio or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.

MAJOR SHAREHOLDERS

As of the date of this Prospectus, certain life insurance companies affiliated with the Trust (the “Affiliated Life Insurance Companies” or the “Life Companies”) were the record and beneficial owners of all of the outstanding shares of beneficial interest of each of the Portfolios and thus were deemed in “control” of each Portfolio, as applicable, as “control” is defined in the 1940 Act.

TRUSTEES AND OFFICERS OF THE TRUST

Management Information

The following table lists the Trustees and officers of the Trust, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Trustee is 1999 Avenue of the Stars, 27th Floor, Los Angeles, California 90067-6022. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Disinterested Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SAAMCo and distributed by AIG Capital Services, Inc. (the “Distributor” or “ACS”) and other affiliates of SAAMCo.

Name and Age	Position(s) Held With Trusts	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee (2),(3)	Other Directorship(s) Held By Trustee (4)

Disinterested Trustee
Garrett F. Bouton Age: 71	Trustee	2007 – Present	Retired (2003-Present); Managing Director and CEO, Barclays Global Investors (1996-2003).	63	Chairman/Director, The LEGG Company (consulting services) (2006-2010).
Carl D. Covitz Age: 76	Trustee	2001 – Present	Owner and President, Landmark Capital, Inc. (1973-Present).	63	Director, Arden Realty Inc. (real estate) (1995-2006).
Jane Jelenko Age: 67	Trustee	2006 – Present	Retired Partner of KPMG LLP and Managing Director of Bearingpoint, Inc. (formerly KPMG Consulting). (2003-Present)	63	Director, Countrywide Bank (banking) (2003-2008); and Director, Cathay General Bancorp and Cathay Bank (banking) (2012-Present).

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Name and Age	Position(s) Held With Trusts	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee (2),(3)	Other Directorship(s) Held By Trustee (4)
Gilbert T. Ray Age: 71	Trustee	2001 – Present	Retired Partner, O’Melveny & Myers LLP (law firm) (2000-Present)	63	Director, Advance Auto Parts, Inc. (retail-auto & home supply stores) (since 2002); Director, Watson, Wyatt Worldwide (services – management consulting services) (2000-2009); Director, DineEquity (services – restaurant) (since 2004); Director, Diamond Rock Hospitality (financial – real estate) (since 2005); Director, Towers Watson & Co. (services – management consulting services) (since 2010).
Allan L. Sher Age: 84	Trustee	1997 – Present	Retired, Brokerage Executive (1992-Present).	63	Director, Bowl America Incorporated (1997-Present).
Bruce G. Willison Age: 67	Trustee and Chairman	2001 – Present	Professor of Management, Anderson School at UCLA (1999-2011); co-founder, Grandpoint Capital, Inc. (2009-2010).	63	Director, Grandpoint Bank. (banking) (2011-Present); Director, Indy Mac Bancorp (banking) (2003-2008); Director, Health Net, Inc. (health insurance plan) (2000-Present).

Name and Age	Position(s) Held With Trusts	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee (2), (3)	Other Directorship(s) Held By Trustee (4)

Interested Trustee
Peter A. Harbeck* Harborside Financial Center 3200 Plaza 5 Jersey City, New Jersey 07311-4992 Age: 61	Trustee	2014 – Present	President, CEO and Director, SAAMCo (1995- Present); Director, ACS (1993-Present); Chairman, Advisor Group, Inc. (2004-Present).	140	None

(1)  Trustees serve until their successors are duly elected and qualified.

(2)  The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SAAMCo. The “Fund Complex” includes: Seasons Series Trust (20 portfolios); SunAmerica Series Trust (43 portfolios); SunAmerica Specialty Series (7 funds); SunAmerica Money Market Fund, Inc. (1 fund); SunAmerica Income Funds (3 funds); SunAmerica Series, Inc. (6 portfolios); SunAmerica Equity Funds (2 funds); Anchor Series Trust (8 portfolios); SunAmerica Senior Floating Rate Fund, Inc. (1 fund); VALIC Company I (34 funds); and VALIC Company II (15 funds).

(3)  Number includes the Trust (43 portfolios) and Seasons Series Trust (20 portfolios).

(4)  Directorships of Companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

*  Mr. Harbeck is considered to be an interested Trustee because he serves as President, CEO and Director of SAAMCo, Director of ACS and Chairman of the Advisor Group, Inc.

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Officers

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer
John T. Genoy Age: 47	President	2007 – Present	Chief Financial Officer and Director, SAAMCo (2002-Present); Senior Vice President, SAAMCo (2003-Present); Chief Operating Officer, SAAMCo (2006-Present).	N/A	N/A
Gregory R. Kingston Age: 50	Treasurer	2003 – Present	Senior Vice President, SAAMCo (2014-Present); Vice President, SAAMCo (2001-2014); Head of Mutual Fund Administration, SAAMCo (2014- Present).	N/A	N/A
Gregory N. Bressler Age: 49	Vice President and Assistant Secretary	2005 – Present	Senior Vice President and General Counsel, SAAMCo (2005-Present).	N/A	N/A
Kathleen D. Fuentes Age: 46	Chief Legal Officer and Secretary	August 2015 – Present	Vice President and Deputy General Counsel, SAAMCo (2006-Present).	N/A	N/A
Katherine Stoner Age: 58	Vice President and Chief Compliance Officer (“CCO”)	2011 – Present	Vice President, SAAMCo (2011-Present); Vice President, The Variable Annuity Life Insurance Company (“VALIC”) and Western National Life Insurance Company (“WNL”) and American General Distributors, Inc. (2006-Present); Deputy General Counsel and Secretary, VALIC and WNL (2007-2011); Vice President, VALIC Financial Advisors, Inc. (2010-2011) and VALIC Retirement Services Company (2010-Present).	N/A	Director, American General Distributors, Inc. (2006- 2011).
Shawn Parry Age: 43	Vice President and Assistant Treasurer	2014 – Present	Assistant Vice President, SAAMCo (2005-2014); Vice President, SAAMCo (2014-Present).	N/A	N/A
Donna McManus Age: 54	Vice President and Assistant Treasurer	2014 – Present	Vice President, SAAMCo (2014-Present); Managing Director, BNY Mellon (2009-2014)	N/A	N/A
Matthew J. Hackethal Age: 44	Anti-Money Laundering Compliance Officer	2006 – Present	Chief Compliance Officer, SAAMCo (2007-Present); Vice President, Credit Suisse Asset Management (2001-2006).	N/A	N/A

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Leadership Structure of the Board of Trustees

Overall responsibility for oversight of the Trust and its Portfolios rests with the Board. The Trust, on behalf of the Portfolios, has engaged SAAMCo and for certain Portfolios, has engaged a subadviser, to manage the Portfolios on a day-to day basis. The Board is responsible for overseeing SAAMCo and the subadvisers and any other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and each Portfolio’s investment objectives and strategies. The Board is presently composed of seven members, six of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees also meet at least quarterly in executive sessions, at which no trustee who is an interested person of SAAMCo is present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Willison, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SAAMCo, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established three committees, i.e., Audit Committee, Nomination and Governance Committee (the “Nomination Committee”) and Ethics Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nomination Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SAAMCo, which carries out the Portfolios’ investment management and business affairs, and also by the Portfolios’ subadvisers and other service providers in connection with the services they provide to the Portfolios. Each of SAAMCo, the subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SAAMCo, the subadvisers and the Portfolios’ other service providers (including the Trust’s distributor and transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SAAMCo or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Trustees and Committees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SAAMCo, the subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

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Bruce G. Willison. Mr. Willison has served as a Trustee since 2001, and Chairman of the Board since January 1, 2006. He has more than 25 years of experience in the banking industry. Mr. Willison also has broad experience serving as a director of other entities. Mr. Willison’s years of experience as a bank executive, which included management responsibility for investment management, and his experience serving on many public company boards gives him an inside perspective on the management of complex organizations, especially regulated ones.

Garrett F. Bouton. Mr. Bouton has served as a Trustee since 2007. He is a retired senior executive with over 25 years of experience in the investment services industry. Mr. Bouton also serves as a board member on non-profit organizations.

Carl D. Covitz. Mr. Covitz has served as a Trustee since 2001. He has more than 25 years of executive and business experience in the real estate and investment industries. Mr. Covitz also has broad corporate governance experience from serving on corporate boards for more than 15 years.

Jane Jelenko. Ms. Jelenko has served as a Trustee since 2006. Ms. Jelenko was previously a partner in the consulting arm of KPMG, the international professional services firm, where she served for twenty-five years. She was the national industry director for the banking and finance group and served on the firm’s board of directors. During her term on the board, she served on the Pension Committee, Strategic Planning Committee and the Political Action Committee. She is a director of the Music Center-Los Angeles Performing Arts Center, the Gabriella Axelrad Education Foundation, and the Constitutional Rights Foundation (emeritus). She is the President and Director of the Center Dance Arts. She has served on various corporate and community boards, including the L.A. Area Chamber of Commerce, and the Organization of Women Executives.

Gilbert T. Ray. Mr. Ray has served as a Trustee since 2001. He is a retired partner of O’Melveny & Meyers LLP, with more than 25 years of business experience as an attorney. Mr. Ray has extensive experience with conventional corporate and tax-exempt transactions, as well as international finance. His experience as an attorney allows Mr. Ray to provide guidance on legal and fiduciary matters. Mr. Ray has broad experience serving as a director on several other boards. Mr. Ray’s service as a director and committee chair on several public companies provides the Trust with valuable insights into compensation, audit and governance issues.

Allan L. Sher. Mr. Sher has served as a Trustee since 1997. He is a retired senior executive of a securities brokerage firm. Mr. Sher has over 10 years of experience serving as a director on other boards. Mr. Sher has over 50 years of experience in the securities industry, including serving as a broker, manager and Chief Executive Officer (“CEO”) of a securities firm. Mr. Sher has also served as a CEO of a money management firm. Mr. Sher is a former board member of the American Stock Exchange.

Peter A. Harbeck. Mr. Harbeck has served as a Trustee since 2014. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995. He currently serves as a director or trustee of [140] of the portfolios in the Fund Complex. In addition, he has served as President, CEO and Director of SAAMCo since 1995, Director of ACS since 1993 and as Chairman of Advisor Group, Inc. since 2004.

The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of SAAMCo or its affiliates. For the Trust and Seasons Series Trust (the “Annuity Funds”), an annual fee of $[162,250] and expenses are paid to each Trustee who is not an officer or employee of American General Life Insurance Company or its affiliates for attendance at meetings of the Board of Trustees. Trustees are compensated $[2,500] for special in-person or telephonic Board Meetings. The Independent Chairman receives an additional retainer fee of $[67,500]. These expenses are allocated on the basis of the relative net assets of each Portfolio of the Annuity Funds. All other Trustees receive no remuneration from the Trust.

Each Disinterested Trustee serves on each Committee of the Board of Trustees and Mr. Harbeck serves on the Ethics Committee. Members of each Committee serve without compensation. Mr. Sher, as Audit Committee Chair, receives an additional retainer fee of $[12,500]. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and, should it be necessary, for pre-approving certain non-audit services performed by the independent registered public accounting firm for SAAMCo and certain control persons of SAAMCo. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The Audit Committee met [    ] times during the fiscal year ending [December 31, 2015].

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The Nomination Committee recommends to the Trustees those persons to be nominated as candidates to serve as Trustees by Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Trustees. The Nomination Committee reviews at least annually the independence of the Disinterested Trustees and independence of legal counsel. The Nomination Committee also reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. Mr. Ray serves as the Chair of the Nomination Committee and receives an additional retainer of $[7,500]. The Nomination Committee met [    ] times during the fiscal year ended [December 31, 2015].

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Trust’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the Trust’s Code of Ethics, as appropriate. Mr. Willison serves as the Chair of the Ethics Committee. The Ethics Committee met [    ] during the fiscal year ended [December 31, 2015].

As of [December 31, 2015], the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each Portfolio of the Trust.

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TRUSTEE OWNERSHIP OF SHARES OF SUNAMERICA PORTFOLIOS

The following table shows the dollar range of shares beneficially owned by each Trustee.

Name of Trustee	Dollar Range of Equity Securities and/or Shares in the Portfolios	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*

Garrett F. Bouton	0	0
Carl D. Covitz	0	0
Jane Jelenko	0	0
Gilbert T. Ray	0	0
Allan L. Sher	0	0
Bruce G. Willison	0	0
Peter A. Harbeck	0	0

*	Includes the Trust (43 portfolios) and Seasons Series Trust (20 portfolios).

As of [March 31, 2016], no Disinterested Trustees nor any of their immediate family members owned beneficially or of record any securities in SAAMCo or ACS or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

COMPENSATION OF TRUSTEES

The following table sets forth information summarizing the compensation of each Disinterested Trustee for his/her services as Trustee for the fiscal year ended [December 31, 2015]. The Trust does not maintain any pension or retirement plans for the officers or Trustees of the Trust.

Name of Trustee	Aggregate Compensation From the Portfolios			Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Total Compensation from Portfolios and Fund Complex Paid to Trustee*

Garrett F. Bouton	$	[	]	--	$	[	]
Carl D. Covitz		[	]	--		[	]
Jane Jelenko		[	]	--		[	]
Gilbert T. Ray		[	]	--		[	]
Allan L. Sher		[	]	--		[	]
Bruce G. Willison		[	]	--		[	]

*	As of December 31, 2014, the Fund Complex included the Trust (43 portfolios), SunAmerica Specialty Series (7 funds), SunAmerica Money Market Fund, Inc. (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), SunAmerica Series, Inc. (6 portfolios), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (34 funds), VALIC Company II (15 funds), and Seasons Series Trust (20 portfolios).

For information about the Master Funds’ officers and trustees, including their compensation and board leadership structure, please refer to the Master Funds’ respective SAIs.

INVESTMENT ADVISORY AND RELATED AGREEMENTS

INVESTMENT MANAGER TO THE PORTFOLIOS

SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, is the investment adviser for each of the Portfolios, except for portfolio management services. SAAMCo is a limited liability company organized under the laws of the State of Delaware.

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SAAMCo will provide certain operational support services to each of the Portfolios under its investment advisory and management agreement with the Trust so long as the Portfolios are part of a master-feeder fund structure. Such services will include, but are not limited to: (i) providing general regulatory compliance monitoring services of the Master Funds, including compliance with all applicable federal, state or foreign law or regulation and with the Portfolios’ investment objectives and policies; (ii) preparation of additional filings of financial statements (N-CSRs) that result from the Portfolios having a separate fiscal year end from the other series of the Trust; (iii) preparation of an additional prospectus extract and separate SAI for the Portfolios that are filed with the annual update to the registration statement of the Trust; (iv) coordination with the Master Funds’ officers and service providers to obtain all information, reports, certifications, signatures and other materials necessary for the a) composition and filing of the Portfolios’ registration statements, shareholder reports and other disclosure materials to the extent necessary; and b) preparation and maintenance of any processes, materials and/or reports (including effecting any necessary filings with appropriate regulatory agencies) that may be necessary for the Portfolios pursuant to the Sarbanes-Oxley Act of 2002; (v) building and maintenance of the appropriate infrastructure to ensure appropriate flow of information from Master Fund to Portfolio, such as daily NAV feed, and obtaining financial information, including financial highlights, of Master Funds; (vi) fulfilling requirements to provide Master Fund financial statements; (vii) oversight of daily trades into or from the unaffiliated Master Fund, settling all such transactions and performing trading and settlement reconciliations; (viii) facilitating the distribution of Master Fund shareholder materials including annual reports, prospectus, SAI, proxy solicitation and other materials to Portfolio shareholders; (ix) coordinating with the Master Funds’ officers and service providers to incorporate Master Fund proxy information into Portfolio proxy solicitation materials; (x) establishing an echo voting mechanism and procedures for Master Fund proxies; (xi) coordinating with the Master Funds’ officers and service providers to enable the Portfolios to compile and maintain their respective books and records as may be legally required or reasonably necessary or prudent; (xii) monitoring the level of expenses borne by shareholders of the Master Funds; (xiii) providing regular and special reports, information and other educational materials to the Trustees concerning any particular Portfolio-Master Fund structure or master-feeder fund structures in general; and (xiv) providing such other services as are necessary or appropriate to the efficient operation of the Portfolios with respect to their investment in corresponding Master Funds.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Under the Trust’s investment advisory and management agreement with SAAMCo (the “SAAMCo Advisory Agreement”), if a Portfolio ceases to operate as part of a master-feeder fund structure, SAAMCo, upon the approval of the Board, would provide the Portfolio with investment advisory services, including portfolio management, either directly or with a subadviser. For these services, SAAMCo would be entitled to receive a fee of 0.85% of each Portfolio’s (0.95% for Global Growth Portfolio’s and VCP Managed Portfolio’s) average daily net assets, accrued daily and paid monthly. Currently, SAAMCo is waiving 0.60% (0.70% for Global Growth Portfolio and VCP Managed Portfolio) of this advisory fee for each Portfolio because it is not providing portfolio management services to the Portfolios. SAAMCo is also voluntarily waving fees and/or reimbursing expenses so that the total net expense ratio of each Portfolio, except the VCP Managed Portfolio, does not exceed [0.70]%. SAAMCo is contractually waving fees and/or reimbursing expenses so that the total net expense ratio of the VCP Managed Portfolio does not exceed [0.53]%. SAAMCo may voluntarily reimburse additional amounts to increase return to a Portfolio’s investors. SAAMCo may terminate all such voluntarily waivers and/or reimbursements at any time. Any waivers and/or reimbursements with the exception of Advisory Fee Waivers made by SAAMCo with respect to the Portfolios are subject to recoupment from the Portfolio within two years after the occurrence of any such waivers and/or reimbursements, provided that the Portfolio is able to effect such payment to SAAMCo and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements occurred. The material terms of the SAAMCo Advisory Agreement that would take effect if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser, are described below.

The Trust, on behalf of each Portfolio, entered into the SAAMCo Advisory Agreement to handle the management of the Trust and its day-to-day affairs. SAAMCo is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”), a U.S.-based international insurance organization. AIG, a Delaware corporation, is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG’s primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.

The SAAMCo Advisory Agreement provides that the SAAMCo shall act as investment adviser to the Trust, manage the Trust’s investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SAAMCo’s officers or employees to

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serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the SAAMCo Advisory Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of SAAMCo or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.

The SAAMCo Advisory Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the SAAMCo Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The SAAMCo Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the SAAMCo Advisory Agreement. The SAAMCo Advisory Agreement also provides for automatic termination upon assignment.

Under the terms of the SAAMCo Advisory Agreement, SAAMCo is not liable to the Trust, or to any other person, for any act or omission by it or for any losses sustained by the Trust or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The following table sets forth the total advisory fees received by SAAMCo from each Portfolio pursuant to the SAAMCo Advisory Agreement for the fiscal years ended December 31, 2015, 2014 and 2013.

Portfolio	2015			2014	2013
Growth	$	[	]	$2,689,610	$2,589,337
Global Growth		[	]	4,467,690	4,425,607
Growth-Income		[	]	2,221,669	2,096,117
Asset Allocation		[	]	1,400,178	1,214,392
VCP Managed		[	]	1,803,550	424,602

For the fiscal years ended December 31, 2015, 2014 and 2013, SAAMCo agreed to waive advisory fees as follows:

Portfolio	2015			2014	2013
Growth	$	[	]	$1,898,549	$1,827,767
Global Growth		[	]	3,291,982	3,260,973
Growth-Income		[	]	1,568,237	1,479,612
Asset Allocation		[	]	988,361	857,218
VCP Managed		[	]	1,328,931	312,865

SAAMCo is also voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratio of each Portfolio, except the VCP Managed Portfolio, does not exceed [0.70]%. SAAMCo is contractually waving fees and/or reimbursing expenses so that the total net expense ratio of the VCP Managed Portfolio does not exceed [0.53]%. Annual fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles, such as litigation, acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees and other expenses not incurred in the ordinary course of the Trust’s business on behalf of a Portfolio. SAAMCo may voluntarily reimburse additional amounts to increase the investment return to a Portfolio’s investors. Any such waivers and/or reimbursements will continue indefinitely, but may be terminated at any time. Any waivers and/or reimbursements with the exception of Advisory Fee Waivers made by SAAMCo with respect to the Portfolios are

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subject to recoupment from the Portfolio within two years after the occurrence of any such waivers and/or reimbursements, provided that the Portfolio is able to effect such payment to SAAMCo and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements occurred.

For the fiscal years ended December 31, 2015, 2014 and 2013, SAAMCo reimbursed expenses, with the exception of Advisory Fee Waivers, as follows:

Portfolio	2015		2014	2013
Growth	[	]	--	--
Global Growth	[	]	--	--
Growth-Income	[	]	--	--
Asset Allocation	[	]	--	--
VCP Managed	[	]	$42,584	$96,892

For the fiscal years ended December 31, 2015, 2014 and 2013, the Portfolios had recoupments as follows:

Portfolio	2015		2014	2013
Growth	[	]	--	--
Global Growth	[	]	--	--
Growth-Income	[	]	--	--
Asset Allocation	[	]	--	--
VCP Managed	[	]	$446	--

INVESTMENT MANAGER TO THE MASTER FUNDS

Capital Research is the investment adviser for each Master Fund. The Investment Advisory and Service Agreements (the “Agreements”) between the Series and Capital Research will continue in effect until [December 31, 2016], unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Series, and (b) the vote of a majority of trustees who are not parties to the Agreements or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements provide that the investment adviser has no liability to the Series for its acts or omissions in the performance of its obligations to the Series not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreements. The Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days’ written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act). In addition, the Agreements provide that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the Series’ board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees. The Master Funds’ respective SAIs contain additional information about the Agreements, including the total fees received for each of the last three fiscal years.

PORTFOLIO PARTICIPATION AGREEMENTS

The Trust, the Affiliated Life Insurance Companies, the Series and Capital Research have entered into a master-feeder participation agreement (the “Master-Feeder Participation Agreement”). The Master-Feeder Participation Agreement provides that the Series will make Class 1 shares (Class P1 shares of Master Managed Risk Fund) of its Master Funds available to the Portfolios and contains certain provisions concerning the purchases and redemptions of Class 1 or Class P1 shares by the Portfolios, as applicable. The Trust and the Affiliated Life Insurance Companies have entered into a participation agreement that sets forth the terms pursuant to which the Trust has agreed to make shares of its Portfolios available to serve as underlying investments for the corresponding divisions of the separate accounts of the Affiliated Life Insurance Companies.

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ADMINISTRATIVE SERVICES

Capital Research and its affiliates provide certain administrative services to the Master Funds’ Class 1 shareholders, including certain Portfolios. Services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to Master Fund shareholders. Capital Research does not provide these services directly to Portfolio shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the Master Funds and Capital Research relating to Class 1 shares. The Administrative Agreement will continue in effect until December 31, [2016], unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of the Trustees to the Master Funds who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Capital Research may terminate the Administrative Agreement upon 60 days’ written notice to the Master Funds. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, Capital Research receives an administrative services fee at the annual rate of [0.01]% of each Master Fund’s average daily net assets for Class 1 shares for administrative services provided to the share class. Administrative service fees are paid monthly and accrued daily. For more information about the service fees paid by each of the Master Funds, please see the accompanying SAI.

PORTFOLIO MANAGERS

Because each Portfolio invests all or substantially all of its assets in a corresponding Master Fund, the Portfolios are managed indirectly by the Master Funds’ portfolio managers. You can find out more information about each Master Fund’s portfolio managers in the accompanying Master Fund SAI. The Master Funds’ respective SAIs contain information about each portfolio manager’s compensation, portfolio holdings, personal securities trading and other accounts managed.

PERSONAL SECURITIES TRADING

The Trust, the Adviser and the Distributor have adopted a written Code of Ethics (the “SAAMCo Code”) pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics restrict the personal investing by certain access persons of the Portfolios in securities that may be purchased or held by the Portfolios to ensure that such investments do not disadvantage the Portfolios. The SAAMCo Code is filed as exhibits to the Trust’s registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Trust’s Prospectus. SAAMCo reports to the Board of Trustees on a quarterly basis, as to whether there were any material violations of the SAAMCo Code by access persons of the Trust or any subadviser during the quarter.

DISTRIBUTION AGREEMENT

The Trust, on behalf of each Portfolio, has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, an affiliate of SAAMCo, a registered broker-dealer and an indirect wholly-owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of Class 1 and Class 3 shares of each Portfolio to the separate accounts of the Affiliated Life Insurance Companies. The address of the Distributor is Harborside Financial Center, 3200 Plaza Five, Jersey City, New Jersey 07311-4992. The Distribution Agreement provides that the Distributor may distribute shares of the Portfolios and will pay for promotional expenses, including the cost of printing and distributing prospectuses, annual reports and other periodic reports with respect to each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolios, including printing and distributing prospectuses, proxy statements, notices, annual reports and other periodic reports to existing shareholders. After its initial approval, the Distribution Agreement will continue in effect for an initial two-year term and thereafter from year to year, with respect to each Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the

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disinterested Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

The Master Funds’ respective SAIs have more information about the Master Funds’ principal underwriter and the Master Funds’ distribution arrangements.

RULE 12B-1 PLANS

The Board has adopted a Rule 12b-1 Plan for the Portfolios’ Class 1 shares (the “Class 1 Plan”) and Class 3 shares (the “Class 3 Plan” and, together with the Class 1 Plan, the “12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act. Reference is made to “Account Information” in the applicable Prospectus(es) for certain information with respect to the Class 1 and Class 3 Plans. The Class 1 Plan does not provide for a service fee. The Class 3 Plan provides for service fees payable at the annual rate of 0.25% of the average daily net assets of Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios’ Class 3 shares. It is possible that, in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries’ costs as described above.

Continuance of the 12b-1 Plans with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Disinterested Trustees. Each 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 1 and Class 3 shares of a Portfolio, without approval of the shareholders of the Class 1 and Class 3 shares of the Portfolio, respectively. In addition, all material amendments to each 12b-1 Plan must be approved by the Trustees in the manner described above. The 12b-1 Plans may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 1 and Class 3 shares of the Portfolio, respectively. So long as each 12b-1 Plan is in effect, the election and nomination of the Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees. In the Trustees’ quarterly review of the 12b-1 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the 12b-1 Plans. In their consideration of the 12b-1 Plans with respect to each Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 1 and Class 3 shares of the Portfolio.

The following table sets forth the account maintenance and service fees the Distributor received from the Portfolios for Class 3 shares for fiscal period ended [December 31, 2015].

Portfolio	2015			2014
Growth	$	[	]	$791,062
Global Growth		[	]	1,175,708
Growth-Income		[	]	653,432
Asset Allocation		[	]	411,817
VCP Managed		[	]	474,618

The Master Funds do not charge a 12b-1 fee for the shares in which the Portfolios invest. However, the Series has adopted a plan of distribution (the “Plan”) for the Class P1 shares of the Master Managed Risk Fund, pursuant to rule 12b-1 under the 1940 Act. Under the Plan, the Series may expend up to 0.25% of the assets of Class P1 shares. The board of trustees has not authorized any payments on Class P1 assets pursuant to the Plan. See the Master Managed Risk Fund’s SAI for more information on the Plan.

INSURANCE COMPANY COMPENSATION

The insurance companies, including life companies affiliated with the VCP Managed Portfolio, through which the Master Managed Risk Fund’s Class P1 shares are available, provide certain administrative services for the separate accounts that hold the shares of the Master Managed Risk Fund and for the contractholders for which the shares of the Master Managed Risk Fund are beneficially owned as underlying investments of such contractholders annuities. These services include, but are not limited to, record maintenance, shareholder communications and transactional services. These services are provided pursuant to an Insurance Administrative Services Plan adopted by the Series. Under this agreement, the Life Insurers receive 0.25% of the Master Managed Risk Fund’s average daily net assets.

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In addition, American Funds Distributors, Inc., the Master Funds’ principal underwriter, at its expense, currently makes payments to certain of the insurance companies that use the Master Funds as the underlying investment in insurance contracts. These payments generally cover expenses associated with education and training meetings sponsored by American Funds Distributors, Inc. for insurance company sales forces.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

Under the Code, each Portfolio is treated as a separate regulated investment company provided that certain qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of a Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, U.S. government securities, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Portfolio’s assets and not greater than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

A Portfolio may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by doing both of these things. If, in any taxable year, a Portfolio fails one of these tests and does not timely cure the failure, that Portfolio will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in a Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at net asset value unless the transfer agent is instructed otherwise.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if the Portfolio became adequately diversified.

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Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gain net income in accordance with a calendar year distribution requirement in order to avoid imposition of a nondeductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trust or segregated asset accounts of life insurance companies held in connection with Variable Contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.

Distributions received by a Portfolio from a Master Fund attributable to the Master Fund’s investment company taxable income including short-term capital gains are taxable as dividend income to that Portfolio. Distributions received by a Portfolio from a Master Fund attributable to the excess of the Master Fund’s net long-term capital gain over its net short-term capital loss and that are properly reported as “capital gain dividends” are taxable as long-term capital gain to a Portfolio, regardless of how long that Portfolio has held the Master Fund’s shares. Upon the sale or other disposition by a Portfolio of shares of any Master Fund, the Portfolio will realize a capital gain or loss which will be long-term or short-term, generally depending upon the Portfolio’s holding period for the shares. Losses realized upon such redemptions may result in a substantial number of “wash sales” and deferral, perhaps indefinitely, of realized losses to the Portfolio.

In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the separate accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies (including the Master Funds), partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

Each Master Fund intends to continue to qualify annually to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Master Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Master Fund generally will not pay any U.S. federal income or excise tax. The Master Funds are subject to the same asset diversification and income distribution requirements applicable to the Portfolios. The tax treatment of the transactions outlined with respect to the Master Funds also applies to the Portfolios.

A Portfolio or Master Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to certain qualified pension and retirement plans; if a Portfolio or Master Fund were to sell its shares to other categories of shareholders, the Portfolio or Master Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Portfolio or Master Fund should fail to comply with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter.

Since the shares of the Portfolios are offered only in connection with the Variable Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the Prospectus for such contracts. Purchasers of Variable Contracts should consult their tax advisors regarding specific questions as to federal, state and local taxes.

A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have

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to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investments in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio’s recognition of taxable income in excess of cash generated by such investments.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss.

Options, forward contracts, futures and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.

In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Portfolio may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes (“marked-to-market”). Over-the-counter (“OTC”) options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in OTC options written by a Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in OTC options purchased by such Portfolio generally has the same character as the property to which the option relates as in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.

A substantial portion of each Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules which may terminate the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

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As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus certain interest charges, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. The election must be made separately for each PFIC held by a Portfolio and, if the election is in effect, at the end of the Portfolio’s taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

The Portfolios which receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the life companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the life companies will not be passed to you or the Portfolios.

For the fiscal year ended [December 31, 2015], none of the Portfolios had capital loss carry-forwards.

A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, taxable annuity payments, and net gain from investments, of U.S. individuals with incomes exceeding $200,000 ($250,000 if married filing jointly), and of estates and trusts.

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A 30% withholding tax is currently imposed on dividends, interest, taxable annuity payments, and other income items paid and will be imposed on redemption proceeds paid after [December 31, 2018], to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service (the “IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Each Master Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. See the Master Funds’ respective SAIs for more information about dividends, distributions and federal taxes. See the applicable contract prospectus for information regarding the federal income tax treatment of the variable contracts and distributions to the separate accounts.

PORTFOLIO TURNOVER

Since the Portfolios invest all or substantially all of their assets in a corresponding Master Fund, the Portfolios are not in a position to affect the portfolio turnover of the Master Funds. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. To the extent a Master Fund engages in frequent and active trading and as a result, experiences high portfolio turnover, then such high portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of a Master Fund.

SHARES OF THE TRUST

The Trust is organized as a Massachusetts business trust. A Massachusetts business trust is a voluntary association with transferable shares that is established under and governed by its declaration of trust. The Trust consists of 43 separate portfolios, some of which offer Class 1, Class 2 and/or Class 3 shares. The five Portfolios currently offer only Class 1 and Class 3 shares.

Some of the more significant provisions of the Trust’s Declaration are described below.

Shareholder Voting

The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Massachusetts law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any Portfolio or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any Portfolio or class to another entity, or a series or class of another entity, or terminate the Trust or any Portfolio or class. These provisions would permit a Portfolio to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund of funds structure.

The Trust is not required to hold an annual meeting of shareholders, but the Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Trust’s By-Laws provide that a shareholder meeting will be called upon the written request of the shareholders holding shares representing, in the aggregate, not less than one-third of the outstanding shares, subject to certain conditions, including the payment of certain expenses.

All shareholders of record of all Portfolios and classes of the Trust vote together, except where required by the 1940 Act to vote separately by Portfolio or by class, or when the Trustees have determined that a matter affects only the interests of one or more Portfolios or classes of shares.

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Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees then in office.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The Trust may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The Trust may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Trust with identification required by law, or if the Trust is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the Trust may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Trust to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Portfolios and Classes

The Declaration provides that the Trustees may establish Portfolios and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the Portfolios and classes. The Trustees may change any of those features, terminate any Portfolio or class, combine Portfolios with other Portfolios in the Trust, combine one or more classes of a Portfolio with another class in that Portfolio or convert the shares of one class into shares of another class.

Each share of a Portfolio, as a series of the Trust, represents an interest in the Portfolio only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration, however, provides that shareholders are not personally liable for the

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obligations of the Trust and requires the Trust to indemnify a shareholder against any loss or expense arising from any such liability. The Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.

The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust, and that a Trustee, officer or employee is liable to the Trust and its shareholders only for his or her bad faith, willful misconduct/willful misfeasance, gross negligence or reckless disregard of his duties. The Declaration also provides that Trustees and officers are not liable for errors of judgment or mistakes of fact or law.

The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. The Declaration also provides for the advancement of expenses, subject to certain conditions and undertakings, in connection with any such claims, actions, suits or proceedings (including investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened). In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. Any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position. The provisions of the Declaration with respect to indemnification of covered persons do not affect any rights under any contract such persons might have with respect to indemnification by the Trust.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing an action, a shareholder must first make a demand on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholder must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected Portfolio.

The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the Portfolio, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. Trustees are not considered to have a personal financial interest in an action by virtue of being compensated for their services as board members of the Trust or of affiliated funds, or by virtue of the amount of their remuneration.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Trust’s costs, including attorneys’ fees.

The Declaration further provides that the Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Trust is obligated to pay shall be calculated using reasonable hourly rates.

The Declaration requires that any action commenced by a shareholder be brought in the U.S. District Court for the District of Massachusetts or, if that is not a proper forum, then such action must be brought in the Business Litigation Session of Suffolk Superior Court in Massachusetts. In addition, trial by jury is waived to the fullest extent permitted by law.

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When a Master Fund requests a vote from its shareholders (including the Portfolio that invests in such Master Fund), the Portfolio will request its shareholders to vote on the issues. The Portfolio will then vote its shares of the Master Fund proportionately according to the votes cast by the Portfolio’s shareholders. In essence, the Portfolio’s shareholders have the same voting rights they would have as direct shareholders of the Master Portfolio.

If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.

The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 3 shares are subject to service and distribution fees while Class 1 shares are subject to distribution fees; (iii) Class 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class 3 shares and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares.

[You have an interest only in the assets of the Class 1 and Class 3 shares of the Portfolio, which you own. In the event of liquidation of a Portfolio, Class 1 and Class 3 shares will share pro rata in the distribution of the net assets of such Portfolio with all other Class 1 and Class 3 shareholders.] As of [March 31, 2016], American General Life Insurance Company and The United States Life Insurance Company in the City of New York owned, directly or indirectly, 100% of the outstanding shares of all Portfolios. Shares of the Trust are owned through the life companies’ separate accounts. The ownership of the Trust’s shares are as follows:

	American General Life Insurance Company		The United States Life Insurance Company in the City of New York

American Funds® Growth SAST Portfolio (Class 1)	[	]%	[	]%

American Funds® Growth SAST Portfolio (Class 3)	[	]%	[	]%

American Funds® Global Growth SAST Portfolio (Class 1)	[	]%	[	]%

American Funds® Global Growth SAST Portfolio (Class 3)	[	]%	[	]%

American Funds® Growth-Income SAST Portfolio (Class 1)	[	]%	[	]%

American Funds® Growth-Income SAST Portfolio (Class 3)	[	]%	[	]%

American Funds® Asset Allocation SAST Portfolio (Class 1)	[	]%	[	]%

American Funds® Asset Allocation SAST Portfolio (Class 3)	[	]%	[	]%

VCPSM Managed Asset Allocation SAST Portfolio (Class 1)	[	]%	[	]%

VCPSM Managed Asset Allocation SAST Portfolio (Class 3)	[	]%	[	]%

SHAREHOLDER INQUIRIES

All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this SAI.

PRICE OF SHARES

PORTFOLIOS

Shares of the Trust are currently offered only to the separate accounts of the Affiliated Life Insurance Companies (“Variable Separate Accounts”). The Trust is open for business on any day the New York Stock Exchange (the “NYSE”) is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value (“NAV”) of each class of its shares separately by dividing the total value of its net assets of each class by the number of such class shares outstanding. The

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NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

Shares of the Portfolios are not sold to individual investors. The Variable Separate Accounts purchase shares of a Portfolio in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Portfolio then invests its proceeds in its respective Master Fund, which, in turn, buys securities for the Master Fund’s portfolio. Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

THE NAV OF THE PORTFOLIOS IS DETERMINED BASED ON THE NAV OF THE MASTER FUNDS. SECURITIES OF EACH MASTER FUND ARE VALUED AT THEIR NAV.

The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Portfolios, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other portfolios.

Each business day, the Portfolios’ NAVs are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Variable Contracts.

MASTER FUNDS

Securities of each Master Fund are valued at their NAV. For information regarding the determination of NAV of each Master Fund, see the Master Fund’s statement of additional information, which is delivered together with this SAI.

EXECUTION OF PORTFOLIO TRANSACTIONS

Since the Portfolios invest their assets in the Master Funds, SAAMCo does not currently execute portfolio transactions on behalf of the Portfolios. For information regarding each Master Fund’s execution of portfolio transactions, see the Master Funds’ SAI, which is delivered together with this SAI.

FINANCIAL STATEMENTS

The Trust’s audited financial statements with respect to the fiscal year ended [                    ] are incorporated into this SAI by reference to its [        ] annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570.

GENERAL INFORMATION

CUSTODIAN

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties.

TRANSFER AGENT

VALIC Retirement Services Company (“VRSCO”), 2929 Allen Parkway, Houston, TX 77019, is the Trust’s transfer and dividend disbursing agent pursuant to the Master Transfer Agency and Service Agreement (“Service Agreement”). The Service Agreement provides for a combined annual payment of $150,000 by the Trust, SunAmerica

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Series Trust and Seasons Series Trust for transfer agency and related services. The transfer agency charge will be allocated based on the number of shareholders per each Trust.

LEGAL COUNSEL

The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019 has been selected as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[    ], 1000 Louisiana Street, Houston, Texas 77002, is the Trust’s independent registered public accounting firm. [    ] performs an annual audit of the Trust’s financial statements and provides tax advisory services, tax return preparation and accounting services relating to filings with the SEC.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

PORTFOLIOS

The Board has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Portfolio shareholders and to address potential conflicts of interest that could arise between the interests of Portfolio shareholders and the interests of the Portfolios’ various service providers. However, under the master-feeder structure, each Portfolio’s sole portfolio holding, other than cash or cash equivalents, is shares of its corresponding Master Fund, and so long as each Portfolio operates under the master-feeder structure, each Portfolio will only disclose its holdings of its corresponding Master Fund. The following policies and procedures that would take effect if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser, are described below.

The Board has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures prohibit the release of information concerning portfolio holdings, which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties, which are not employed by SAAMCo or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their participants) are met, the Trust does not provide or permit others to provide information about the Portfolios’ holdings on a selective basis.

The Trust makes the Portfolios’ portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Trust’s fiscal quarter. In addition, the Trust’s complete holdings information will be made available on the Trust’s website on a monthly basis. The Portfolios’ holdings at the end of each month will be posted approximately 30 days after the month end.

In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Portfolio’s top ten holdings (including name and percentage of a Portfolio’s assets invested in each holding) and the percentage breakdown of a Portfolio’s investments by country, sector and industry, as applicable. This information is generally made available through the Trust’s website, marketing communications (including printed advertising and sales literature), and/or the Trust’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust’s legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Portfolio’s holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of SAAMCo and the Trust. The Trust’s Chief Compliance Officer and/or SAAMCo’s legal counsel are responsible for authorizing the selective release of portfolio holding information. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and to not use the information for the purpose of trading in the shares of the Portfolio for any reason.

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Non-public holdings information may be provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Portfolios of the Trust by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Portfolios’ holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Trust’s Portfolios. Portfolio holdings information may also be provided to the Board. The entities to which the Trust provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Portfolios of the Trust are required to maintain the confidentiality of the information provided.

The Trust’s executive officers and SAAMCo’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Portfolios’ participants and the Portfolios’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary for the Portfolios’ operation or useful to the Portfolios’ participants without compromising the integrity or performance of the Portfolios.

At each quarterly meeting of the Board, the Trustees review a report disclosing the third parties to whom the Portfolios’ holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and its participants.

[    ]. [    ] is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios’ financial statements. [    ] does not disclose to third parties information regarding the Portfolios’ holdings.

Ernst & Young LLP (“E&Y”). E&Y is provided with entire portfolio holdings information during the period in which the annual audits are performed on the Portfolios’ financial statements. E&Y does not disclose to third parties information regarding the Portfolios’ holdings.

State Street. State Street, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. State Street does not disclose or release information regarding the Portfolios’ holdings except as instructed by the Portfolio.

Lipper, Inc. (“Lipper”) The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis; this information is disclosed approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

Morningstar. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual Portfolios may be accessed through its web site at no charge. Information regarding the Portfolios is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s DataLab product, entire portfolio holdings information is available to subscribers approximately one week of Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

S&P. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each

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Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

Bloomberg. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

Thomson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thomson Financial’s various databases within a few days of its receipt.

FactSet Research Systems, Inc. provides analytical services for the Portfolios and receives portfolio holdings information on a daily basis.

Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

Manhattan Creative Partners (d/b/a Diligent). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the SunAmerica Mutual Funds. Diligent also hosts the Board’s online meeting materials.

Investment Company Institute (“ICI”). Portfolio Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio’s holding information publicly.

Zeno Consulting Group (formerly, Plexus Group)(“Zeno”). State Street provides purchase and sale information with respect to the Portfolios’ equity holdings on a quarterly basis approximately fifteen (15) days after the quarter end. Zeno analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and Zeno does not disclose publicly the information they receive or the reports they prepare. SAAMCo’s contract with Zeno includes a confidentiality clause.

Institutional Shareholder Services (“ISS”). ISS downloads weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used solely for the purposes of voting proxies on behalf of the Portfolios and is not publicly disclosed. SAAMCo’s contract with ISS includes a confidentiality clause.

SunAmerica Retirement Markets, Inc. (“SARM”). SARM, as the primary marketer of variable annuities or variable life insurance products (the “Variable Products”) that offer the Trust, requires access to the non-public portfolio holdings information of the Portfolios in order to facilitate its management and marketing of the Variable Products as well as to facilitate the monitoring, review and analysis of the Trust and the subadvisers of the Portfolios by certain SARM employees who are supervised by SAAMCo. SARM is continuously provided with the entire portfolio holdings for each Portfolio on a daily basis.

MASTER FUNDS

The Master Funds’ investment adviser, Capital Research, on behalf of the Master Funds, has also adopted policies and procedures with respect to the disclosure of information about the Master Funds’ portfolio securities. For more information see the accompanying Master Fund SAI.

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PROXY VOTING POLICIES AND PROCEDURES

Because the Portfolios invest all or substantially all of their assets in corresponding Master Funds, the authority to vote proxies related to the Master Funds’ portfolio securities has been provided to Capital Research, the Master Funds’ investment adviser. More information about Capital Research’s proxy voting procedures and guidelines is contained in the accompanying Master Fund SAI.

REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. The Prospectus and this SAI do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Trust has filed with the SEC, Washington, D.C., to all of which reference is hereby made.

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APPENDIX A

DEBT RATINGS

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

INVESTMENT GRADE

AAA-	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA-	Debt rated ‘AA’ has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A-	Debt rated ‘A’ has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB- Debt rated ‘BBB’ is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB-	Debt rated ‘BB’ is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.

B-	Debt rated ‘B’ has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC-	Debt rated ‘CCC’ is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC-	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.

C-	Debt rated ‘C’ signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D-	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized. An obligation’s rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

MOODY’S LONG-TERM DEBT RATINGS

Aaa-	Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-	Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A-	Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-	Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-	Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-	Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-	Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-	Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s Investors Service, Inc.’s description of state and municipal note ratings:

MIG-1—	Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and broad-based access to the market for refinancing, or both.

MIG-2—	Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3—	Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

FITCH RATINGS BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA-	Bonds considered to be investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA-	Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A-	Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB-	Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB-	Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B-	Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C	Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ rating signals imminent default.

DDD, DD and D	Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.

STANDARD & POOR’S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

4.	Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

5.	Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

MOODY’S NOTE RATINGS

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3	This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4	This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

PART C

OTHER INFORMATION

    Item 28. Exhibits.

(a)	(i)	Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 29, 1996.

	(ii)	Amendment to Declaration of Trust dated September 16, 1992 Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (file No 811-7238) filed on February 29, 1996.

	(iii)	Amendment to Declaration of Trust dated September 29, 1992. Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (file No. 811-7238) filed on February 29, 1996.

	(iv)	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (file No. 811-7238) filed on February 29, 1996.

	(v)	Establishment and Designation of Shares of Beneficial Interest dated June 1, 1996. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(vi)	Amendment to Establishment and Designation of Shares of Beneficial Interest dated June 3, 1996. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(vii)	Establishment and Designation of Shares of Beneficial Interest dated April 7, 1997. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(viii)	Establishment and Designation of Shares of Beneficial Interest dated February 1, 1998. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(ix)	Establishment and Designation of Shares of Beneficial Interest dated September 1, 1998. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(x)	Establishment and Designation of Shares of Beneficial Interest dated January 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(xi)	Establishment and Designation of Shares of Beneficial Interest dated April 10, 1999. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(xii)	Establishment and Designation of Shares of Beneficial Interest dated July 1, 2000. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(xiii)	Establishment and Designation of Shares of Beneficial Interest dated December 29, 2000. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(xiv)	Establishment and Designation of Shares of Beneficial Interest dated July 9, 2001. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

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(xv)	Amended and Restated Establishment and Designation of Shares of Beneficial Interest dated October 15, 2001. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(xvi)	Establishment and Designation of Shares of Beneficial Interest and Establishment and Designation of Classes dated August 1, 2002. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(xvii)	Establishment and Designation of Classes effective September 30, 2002. Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement of Form N-1A (File No. 811-7238) filed February 4, 2003.

(xviii)	Amendment to Establishment and Designation of Series dated May 1, 2003. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(xix)	Amended and Restated Establishment and Designation of Shares of Beneficial Interest dated December 15, 2003. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(xx)	Amended and Restated Establishment and Designation of Series and Classes of Shares dated May 26, 2005. Incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on July 15, 2005.

(xxi)	Establishment and Designation of Shares of Beneficial Interest and Establishment and Designation of Classes dated June 1, 2006. Incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

(xxii)	Amendment to Establishment and Designation of Shares of Beneficial Interest dated December 13, 2006. Incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 12, 2007.

(xxiii)	Amendment to Establishment and Designation of Shares of Beneficial Interest dated February 1, 2007. Incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 12, 2007.

(xxiv)	Amendment to Establishment and Designation of Shares of Beneficial Interest dated February 1, 2008. Incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 13, 2008.

(xxv)	Establishment and Designation of Shares of Beneficial Interest and Establishment and Designation of Classes dated December 8, 2011. Incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 20, 2012.

(xxvi)	Establishment and Designation of Shares of Beneficial Interest and Establishment and Designation of Classes dated April 11, 2012. Incorporated herein by reference to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2012.

(xxvii)	Establishment and Designation of Shares of Beneficial Interest and Establishment and Designation of Classes dated August 6, 2012. Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October.2, 2012.

(xxviii)	Establishment and Designation of Shares of Beneficial Interest and Establishment and Designation of Classes dated February 28, 2013. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(xxix)	Amendment to Establishment and Designation of Shares of Beneficial Interest dated August 12, 2013. Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 25, 2014.

(xxx)	Amended and Restated Declaration of Trust dated March 26, 2014. Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 25, 2014.

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	(xxxi)	Amended and Restated Establishment and Designation of Series dated January 9, 2015. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

	(xxxii)	Amended and Restated Establishment and Designation of Series dated April 7, 2015. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2015.

	(xxxiii)	Amended and Restated Establishment and Designation of Series dated October 27, 2015. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October 30, 2015.

	(xxxiv)	Amended and Restated Establishment and Designation of Series.**

(b)	(i)	Amended and Restated By-Laws dated June 15, 2004. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2005.

	(ii)	Amendment to the By-Laws dated September 8, 2005. Incorporated herein by reference to Post- Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

	(iii)	Amendment 2 to the By-Laws dated January 21, 2010. Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2010.

	(iv)	Amended and Restated By-Laws dated March 26, 2014. Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 25, 2014.

(c)		Instruments Defining Rights of Security Holders. Incorporated herein by reference to Exhibits (a) and (b) above.

(d)	(i)	Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp. (“SAAMCo”) dated January 1, 1999, as amended. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 13, 2016.

	(ii)	Subadvisory Agreement between SAAMCo and Alliance Capital Management L.P. dated January 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(iii)	Amendment to the Subadvisory Agreement between SAAMCo and Alliance Capital Management L.P. dated August 1, 2002. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(iv)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Alliance Capital Management L.P. dated October 3, 2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

	(v)	Amendment No. 3 to the Subadvisory Agreement between SAAMCo and AllianceBernstein, L.P. dated October 3, 2007. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

	(vi)	Amendment No. 4 to the Subadvisory Agreement between SAAMCo and AllianceBernstein, L.P. dated January 23, 2012. Incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 20, 2012.

	(vii)	Amendment No. 5 to the Subadvisory Agreement between SAAMCo and AllianceBernstein, L.P. dated July 16, 2012. Incorporated herein by reference to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 29, 2012.

	(viii)	Amendment No. 6 to the Subadvisory Agreement between SAAMCo and AllianceBernstein, L.P. dated December 19, 2012. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

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(ix)	Amendment No. 7 to the Subadvisory Agreement between SAAMCo and AllianceBernstein, L.P. dated November 1, 2014. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

(x)	Subadvisory Agreement between SAAMCo and Banc of America Capital Management, Inc. dated April 5, 2001. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(xi)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Banc of America Capital Management, Inc. dated February 14, 2005. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2005.

(xii)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC and Banc of America Capital Management, LLC) dated October 3, 2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

(xiii)	Amendment No. 3 to Subadvisory Agreement between SAAMCo and BofA Advisors LLC (formerly, Columbia Management Advisors, LLC and Banc of America Capital Management, LLC) dated May 1, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xiv)	Amendment No. 4 to Subadvisory Agreement between SAAMCo and BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC) dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xv)	Subadvisory Agreement between SAAMCo and Columbia Management Investment Advisers, LLC (formerly, RiverSource Investment, LLC) dated May 1, 2010. Incorporated herein by reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

(xvi)	Subadvisory Agreement between SAAMCo and Davis Selected Advisers, L.P dated February 23, 2001. Incorporated herein by reference to the Registrant’s Form N-14 filed on August 21, 2003.

(xvii)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Davis Selected Advisers, L.P. dated January 19, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xviii)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Davis Selected Advisers, LP dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xix)	Subadvisory Agreement between SAAMCo and Federated Investment Counseling dated January 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

(xx)	Amendment to Subadvisory Agreement between SAAMCo and Federated Investment Counseling dated May 1, 2004 (transferring subadvisory responsibilities for Federated American Leaders Portfolio and Telecom Utility Portfolio to Federated Equity Management Company of Pennsylvania and Corporate Bond Portfolio to Federated Investment Management Company). Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(xxi)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Federated Equity Management Company of Pennsylvania and Federated Investment Management Company dated January 19, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xxii)	Amendment No. 3 to Subadvisory Agreement between SAAMCo and Federated Investment Management Company dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xxiii)	Subadvisory Agreement between SAAMCo and Franklin Advisory Services, LLC dated August 28, 2002. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

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(xxiv)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Franklin Advisory Services, LLC dated January 19, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xxv)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Franklin Advisory Services, LLC dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xxvi)	Subadvisory Agreement between SAAMCo and Goldman Sachs Asset Management International dated January 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(xxvii)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Goldman Sachs Asset Management International dated January 19, 2007. Incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 13, 2008.

(xxviii)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Goldman Sachs Asset Management International dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xxix)	Subadvisory Agreement between SAAMCo and Invesco Advisers, Inc. dated June 1, 2010. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

(xxx)	Subadvisory Agreement between SAAMCo and Invesco Advisers, Inc. dated May 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(xxxi)	Subadvisory Agreement between SAAMCo and J.P. Morgan Investment Management Inc. dated November 1, 2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

(xxxii)	Amendment to Subadvisory Agreement between SAAMCo and J.P. Morgan Investment Management Inc. dated January 23, 2006. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

(xxxiii)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and J.P. Morgan Investment Management Inc. dated May 1, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xxxiv)	Amendment No. 3 to Subadvisory Agreement between SAAMCo and J.P. Morgan Investment Management Inc. dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xxxv)	Amendment No. 4 to Subadvisory Agreement between SAAMCo and J.P. Morgan Investment Management Inc. dated November 15, 2010. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

(xxxvi)	Amendment No. 5 to Subadvisory Agreement between SAAMCo and J.P. Morgan Investment Management Inc. dated January 14, 2013. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(xxxvii)	Amendment No. 6 to Subadvisory Agreement between SAAMCo and J.P. Morgan Investment Management Inc. dated January 20, 2015. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

(xxxviii)	Subadvisory Agreement between SAAMCo and Marsico Capital Management, LLC dated December 14, 2007. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xxxix)	Subadvisory Agreement between SAAMCo and Massachusetts Financial Services Company dated January 1, 1999. Incorporated herein by reference to Registrant’s Form N-14 filed on August 21, 2003.

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(xl)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Massachusetts Financial Services Company dated May 1, 2007. Incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 13, 2008.

(xli)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Massachusetts Financial Services Company dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xlii)	Amendment No. 3 to Subadvisory Agreement between SAAMCo and Massachusetts Financial Services Company dated November 1, 2008. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 17, 2009.

(xliii)	Amendment No. 4 to Subadvisory Agreement between SAAMCo and Massachusetts Financial Services Company dated October 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(xliv)	Amendment No. 5 to Subadvisory Agreement between SAAMCo and Massachusetts Financial Services Company dated January 20, 2015. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

(xlv)	Amendment No. 6 to Subadvisory Agreement between SAAMCo and Massachusetts Financial Services Company dated April 1, 2015. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2015.

(xlvi)	Subadvisory Agreement between SAAMCo and Morgan Stanley Dean Witter Investment Management dated May 1, 2001. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(xlvii)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Morgan Stanley Investment Management Inc. dated January 1, 2005. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2005.

(xlviii)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Morgan Stanley Investment Management Inc. dated October 3, 2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

(xlix)	Amendment No. 3 to Subadvisory Agreement between SAAMCo and Morgan Stanley Investment Management Inc. dated November 1, 2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

(l)	Amendment No. 4 to Subadvisory Agreement between SAAMCo and Morgan Stanley Investment Management Inc. dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(li)	Amendment No. 5 to Subadvisory Agreement between SAAMCo and Morgan Stanley Investment Management Inc. dated October 17, 2014. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

(lii)	Subadvisory Agreement between SAAMCo and OppenheimerFunds, Inc. dated May 1, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(liii)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and OppenheimerFunds, Inc. dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(liv)	Subadvisory Agreement between SAAMCo and Pacific Investment Management Company LLC (“PIMCO”) dated May 1, 2008. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(lv)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and PIMCO dated March 21, 2013. Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 25, 2014.

8

(lvi)	Subadvisory Agreement between SAAMCo and PineBridge Investments, LLC dated March 29, 2010. Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2010.

(lvii)	Subadvisory Agreement between SAAMCo and Putnam Investment Management, LLC dated December 6, 2014. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(lviii)	Subadvisory Agreement between SAAMCo and FIAM LLC (formerly, Pyramis Global Investors, LLC) dated October 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(lix)	Subadvisory Agreement between SAAMCo and Templeton Investment Counsel, LLC dated August 1, 2002. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(lx)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Templeton Investment Counsel, LLC dated January 19, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(lxi)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Templeton Investment Counsel, LLC dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(lxii)	Form of Subadvisory Agreement between SAAMCo and The Boston Company Asset Management, LLC dated May 1, 2014. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(lxiii)	Subadvisory Agreement between SAAMCo and Wells Capital Management Incorporated dated May 1, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(lxiv)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Wells Capital Management Incorporated dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(lxv)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Wells Capital Management Incorporated dated July 20, 2009. Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 12, 2010.

(lxvi)	Master-Feeder Addendum to Investment Advisory and Management Agreement dated October 15, 2012. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(lxvii)	Advisory Fee Waiver Agreement dated October 15, 2012—Feeders. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(lxviii)	Advisory Fee Waiver Agreement for the Emerging Markets Portfolio dated January 14, 2013. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(lxix)	Amended and Restated Advisory Fee Waiver Agreement for the Emerging Markets Portfolio dated April 30, 2014. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

(lxx)	Advisory Fee Waiver Agreement for the Capital Growth Portfolio dated May 1, 2014. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

(lxxi)	Advisory Fee Waiver Agreement for the Equity Index Portfolio dated January 1, 2015. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

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	(lxxii)	Advisory Fee Waiver Agreement for the SA JPMorgan MFS Core Bond Portfolio dated January 20, 2015. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

	(lxxiii)	Form of Subadvisory Agreement between SAAMCo and BlackRock Investment Management, LLC. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 13, 2016.

	(lxxiv)	Form of Subadvisory Agreement between SAAMCo and T. Rowe Price Associates, Inc. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 13, 2016.

	(lxxv)	Form of Subadvisory Agreement between SAAMCo and Schroder Investment Management North America, Inc. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 13, 2016.

	(lxxvi)	Form of Sub-subadvisory Agreement between Schroder Investment Management North America, Inc. and Schroder Investment Management North America Ltd. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 13, 2016.

	(lxxvii)	Form of Subadvisory Agreement between SAAMCo and Dimensional Fund Advisors LP.**

(e)		Distribution Agreement between the Registrant and SunAmerica Capital Services, Inc. dated May 21, 2002. Incorporated herein by reference to Registrant’s Form N-14 filed August 21, 2003.

(f)		Inapplicable.

(g)	(i)	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company effective January 18, 2006. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

	(ii)	Amendment to Master Custodian Agreement between Registrant and State Street Bank and Trust Company effective January 18, 2006. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

(h)	(i)	Form of Fund Participation Agreement. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(ii)	Form of Addendum to Fund Participation Agreement. Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on July 5, 2001.

	(iii)	Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company. Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on May 7, 1997.

	(iv)	Form of Addendum to Fund Participation Agreement for Class 1 Shares. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 17, 2009.

	(v)	Form of Addendum to Fund Participation Agreement for Class 2 Shares. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 17, 2009.

	(vi)	Form of Addendum to Fund Participation Agreement for Class 3 Shares. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 17, 2009.

	(vii)	Fund Participation Agreement with AIG SunAmerica Life Assurance Company dated September 1, 2006 (Master-Feeder). Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

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(viii)	Amendment No. 1 to the Participation Agreement with SunAmerica Life Assurance Company dated April 1, 2011 (Master Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October.2, 2012.

(ix)	Amendment No. 2 to the Participation Agreement with SunAmerica Annuity and Life Assurance Company (Master Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October 2, 2012.

(x)	Fund Participation Agreement with First SunAmerica Life Insurance Company dated September 1, 2006 (Master-Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October 2, 2012.

(xi)	Amendment No. 1 to the Participation Agreement with First SunAmerica Life Insurance Company dated April 1, 2011 (Master Feeder) . Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October 2, 2012.

(xii)	Amendment No. 2 to the Participation Agreement with The United States Life Insurance Company in the City of New York (Master Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October 2, 2012.

(xiii)	Participation Agreement between SunAmerica Annuity and Life Assurance Company and SunAmerica Series Trust. Incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 20, 2012.

(xiv)	Fund Participation Agreement between First SunAmerica Life Insurance Company and SunAmerica Series Trust. Incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 20, 2012.

(xv)	Form of Participation Agreement between The Variable Annuity Life Insurance Company and SunAmerica Series Trust dated April 1, 2015. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2015.

(xvi)	Form of Participation Agreement between The Variable Annuity Life Insurance Company, SunAmerica Series Trust, American Funds Insurance Series and Capital Research and Management Company dated April 1, 2015. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2015.

(xvii)	Shareholder Services Agreement between SunAmerica Annuity and Life Assurance Company and SunAmerica Series Trust. Incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on November 8, 2011.

(xviii)	Amendment No. 1 to the Shareholder Services Agreement between SunAmerica Annuity and Life Assurance Company and SunAmerica Series Trust. Incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 23, 2012.

(xix)	Amendment No. 2 to the Shareholder Services Agreement between SunAmerica Annuity and Life Assurance Company and SunAmerica Series Trust. Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October 2, 2012.

(xx)	Amendment No. 3 to the Shareholder Services Agreement between SunAmerica Annuity and Life Assurance Company and SunAmerica Series Trust. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(xxi)	Amendment No. 4 to the Shareholder Services Agreement between American General Life Insurance Company and SunAmerica Series Trust dated May 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(xxii)	Form of Amendment No. 5 to the Shareholder Services Agreement between American General Life Insurance Company and SunAmerica Series Trust. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 13, 2016.

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(xxiii)	Shareholder Services Agreement between First SunAmerica Life Insurance Company and SunAmerica Series Trust. Incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on November 8, 2011.

(xxiv)	Amendment No. 1 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York (formerly, First SunAmerica Life Insurance Company) and SunAmerica Series Trust. Incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 23, 2012.

(xxv)	Amendment No. 2 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York and SunAmerica Series Trust. Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October 2, 2012.

(xxvi)	Amendment No. 3 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York and SunAmerica Series Trust. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(xxvii)	Amendment No. 4 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York and SunAmerica Series Trust dated May 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(xxviii)	Form of Amendment No. 5 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York and SunAmerica Series Trust. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 13, 2016.

(xxix)	Form of Shareholder Services Agreement between The Variable Annuity Life Insurance Company and SunAmerica Series Trust. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A (File No. 811-07238) filed on April 24, 2015.

(xxx)	Indemnification Agreement between Registrant and Garrett F. Bouton. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xxxi)	Indemnification Agreement between Registrant and Carl D. Covitz. Incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

(xxxii)	Indemnification Agreement between Registrant and Jane Jelenko. Incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 12, 2007.

(xxxiii)	Indemnification Agreement between Registrant and Allan L. Sher. Incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

(xxxiv)	Indemnification Agreement between Registrant and Gilbert T. Ray. Incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

(xxxv)	Indemnification Agreement between Registrant and Bruce G. Willison. Incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

(xxxvi)	Expense Limitation Agreement between SunAmerica Series Trust, on behalf of the SunAmerica Dynamic Allocation Portfolio, and SAAMCo dated January 23, 2012. Incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 20, 2012.

(xxxvii)	Expense Limitation Agreement between SunAmerica Series Trust, on behalf of the SunAmerica Dynamic Strategy Portfolio, and SAAMCo dated July 16, 2012. Incorporated herein by reference to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 29, 2012.

12

	(xxxviii)	Amended and Restated Expense Limitation Agreement between SunAmerica Series Trust, on behalf of the SunAmerica Dynamic Strategy Portfolio, and SAAMCo dated April 30, 2014. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

	(xxxix)	Expense Limitation Agreement between SunAmerica Series Trust, on behalf of the Protected Asset Allocation SAST Portfolio, and SAAMCo dated October 15, 2012. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

	(xl)	Amended and Restated Expense Limitation Agreement between SunAmerica Series Trust, on behalf of the VCPSM Managed Asset Allocation SAST Portfolio, and SAAMCo dated April 30, 2014. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

	(xli)	Expense Limitation Agreement between SunAmerica Series Trust, on behalf of the VCP Total Return BalancedSM Portfolio, and SAAMCo dated May 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

	(xlii)	Amended and Restated Expense Limitation Agreement between SunAmerica Series Trust, on behalf of the VCP Total Return BalancedSM Portfolio, and SAAMCo dated April 30, 2014. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

	(xliii)	Expense Limitation Agreement between SunAmerica Series Trust, on behalf of the VCPSM Value Portfolio, and SAAMCo dated May 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

	(xliv)	Amended and Restated Expense Limitation Agreement between SunAmerica Series Trust, on behalf of the VCPSM Value Portfolio, and SAAMCo dated April 30, 2014. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

	(xlv)	Master Transfer Agency and Service Agreement between VALIC Retirement Services Company and SunAmerica Series Trust dated May 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 25, 2014.

	(xlvi)	Expense Limitation Agreement between SunAmerica Series Trust, on behalf of the SA T. Rowe Price VCP Balanced Portfolio, and SAAMCo dated January 13, 2016. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 13, 2016.

	(xlvii)	Expense Limitation Agreement between SunAmerica Series Trust, on behalf of the SA Schroders VCP Global Allocation Portfolio, and SAAMCo dated January 13, 2016. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 13, 2016.

	(xlviii)	Expense Limitation Agreement between SunAmerica Series Trust, on behalf of the SA BlackRock VCP Global Multi Asset Portfolio, and SAAMCo dated January 13, 2016. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 13, 2016.

(i)	(i)	Opinion and Consent of Counsel Bingham McCutchen. Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2010.

	(ii)	Opinion and Consent of Counsel Bingham McCutchen – Foreign Value & Small & Mid Cap Value Portfolios Class 1. Incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 20, 2012.

	(iii)	Opinion and Consent of Counsel Bingham McCutchen – SunAmerica Dynamic Allocation Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 20, 2012.

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	(iv)	Opinion and Consent of Counsel Bingham McCutchen – SunAmerica Dynamic Strategy Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 29, 2012.

	(v)	Opinion and Consent of Counsel Bingham McCutchen – Protected Asset Allocation SAST Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October 2, 2012.

	(vi)	Opinion and Consent of Counsel Bingham McCutchen – VCP Total Return Balanced and VCP Value Portfolios. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

	(vii)	Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP – SA BlackRock VCP Global Multi Asset Portfolio, SA Schroders VCP Global Allocation Portfolio and SA T. Rowe Price VCP Balanced Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 13, 2016.

	(viii)	Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP.**

(j)	(i)	Consent of [ ].**

	(ii)	Consent of Willkie Farr & Gallagher.**

(k)		Inapplicable.

(l)		Inapplicable.

(m)	(i)	Distribution Plan Pursuant to Rule 12b-1 (Class 1 Shares, formerly Class A Shares) dated May 1, 2016.**

	(ii)	Distribution and Service Plan Pursuant to Rule 12b-1 (Class 2 Shares, formerly Class B Shares) dated January 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

	(iii)	Distribution and Service Plan Pursuant to Rule 12b-1 (Class 3 Shares) dated January 13, 2016. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 13, 2016.

(n)		Plan Pursuant to 18f-3. Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (file No. 811-7238) filed on August 1, 2002.

(o)		Reserved.

(p)	(i)	Code of Ethics of SunAmerica Asset Management Corp. Incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 23, 2012.

	(ii)	Code of Ethics of AllianceBernstein, LP. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

	(iii)	Code of Ethics of BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC). Incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 23, 2012.

	(iv)	Code of Ethics of Columbia Management Investment Advisers, LLC. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

	(v)	Code of Ethics of Davis Selected Advisers, L.P. Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2010.

	(vi)	Code of Ethics of Federated Investors, Inc. Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2010.

14

(vii)	Code of Ethics of Franklin-Templeton Investments. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(viii)	Code of Ethics of Goldman Sachs Asset Management International. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(ix)	Code of Ethics of Invesco Advisers, Inc. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

(x)	Code of Ethics of J.P. Morgan Investment Management Inc. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xi)	Code of Ethics of Marsico Capital Management, LLC. Incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 23, 2012.

(xii)	Code of Ethics of Massachusetts Financial Services Company. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xiii)	Code of Ethics of Morgan Stanley Investment Management. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xiv)	Code of Ethics of OppenheimerFunds, Inc. Incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 23, 2012.

(xv)	Code of Ethics of Pacific Investment Management Company. Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2010.

(xvi)	Code of Ethics of PineBridge Investments, LLC. Incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 23, 2012.

(xvii)	Code of Ethics of Putnam Investment Management, Inc. Incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 23, 2012.

(xviii)	Code of Ethics of FIAM LLC (formerly, Pyramis Global Investors, LLC). Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 25, 2014.

(xix)	Code of Ethics of The Boston Company Asset Management, LLC. Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 25, 2014.

(xx)	Code of Ethics of Well Capital Management Incorporated. Incorporated herein by reference to Post- Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xxi)	Code of Ethics of American Funds. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

(xxii)	Code of Ethics of The Capital Group Companies, Inc. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

(xxiii)	Code of Ethics of BlackRock Investment Management, LLC. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 13, 2016.

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	(xxiv)	Code of Ethics of T. Rowe Price Associates, Inc. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 13, 2016.

	(xxv)	Code of Ethics of Schroder Investment Management North America, Inc. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 13, 2016.

	(xxvi)	Code of Ethics of Dimensional Fund Advisors LP.**

(q)		Power of Attorney. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

**	To be filed by amendment.

Item 29. Persons Controlled by or Under Common Control with the Registrant.

No person is controlled by or under common control with the Registrant. All of the outstanding common stock of the Registrant is owned by separate accounts of American General Life Insurance Company and The United States Life Insurance Company in the City of New York.

Item 30. Indemnification.

Section 9.5 of the Registrant’s Declaration of Trust relating to the indemnification of officers and trustees is quoted below:

Section 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 31. Business and Other Connections of the Investment Adviser.

SunAmerica Asset Management, LLC (formerly, SunAmerica Asset Management Corp.) (“SAAMCo”), the Investment Adviser of the Trust, is primarily in the business of providing investment management, advisory and administrative services.

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Reference is made to the most recent Form ADV and schedules thereto of SAAMCo on file with the SEC (File No. 801-19813) for a description of the names and employment of the directors and officers of SAAMCo and other required information.

AllianceBernstein L.P. (formerly, Alliance Capital Management L.P.), BofA Advisers, LLC (formerly, Columbia Management Advisers, LLC, and Bank of America Capital Management, LLC.), Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC), Dimensional Fund Advisors LP, Federated Investment Management Company, FIAM LLC (formerly, Pyramis Global Advisors, LLC), Franklin Advisory Services, LLC, Goldman Sachs Asset Management International, Invesco Advisers, Inc., J.P. Morgan Investment Management Inc., Marsico Capital Management, LLC, Massachusetts Financial Services Company, Morgan Stanley Investment Management Inc., OppenheimerFunds, Inc., Pacific Investment Management Company LLC, PineBridge Investments LLC, Putnam Investment Management, LLC, Templeton Investment Counsel, LLC, The Boston Company Asset Management, LLC, Wells Capital Management Incorporated, BlackRock Investment Management, LLC, T. Rowe Price Associates, Inc., Schroder Investment Management North America, Inc. as the Subadvisers of certain of the Portfolios of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the above referenced Subadvisers.

File No.
SunAmerica Asset Management, LLC	801-19813
AllianceBernstein L.P.	801-56720
BlackRock Investment Management, LLC	801-56972
BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC)	801-50372
Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC)	801-25943
Dimensional Fund Advisors LP	801-16283
Federated Investment Management Company	801-34612
FIAM LLC (formerly, Pyramis Global Advisors, LLC)	801-63658
Franklin Advisory Services, LLC	801-51967
Goldman Sachs Asset Management International	801-38157
Invesco Advisers, Inc.	801-33949
J.P. Morgan Investment Management Inc.	801-21011
Marsico Capital Management, LLC	801-54914
Massachusetts Financial Services Company	801-17352
Morgan Stanley Investment Management Inc.	801-15757
OppenheimerFunds, Inc.	801-8253
Pacific Investment Management Company LLC	801-48187
PineBridge Investments LLC	801-18759
Putnam Investment Management, LLC	801-7974
Schroder Investment Management North America, Inc.	801-15834
T. Rowe Price Associates, Inc.	801-856
Templeton Investment Counsel, LLC	801-15125
The Boston Company Asset Management, LLC	801-6829
Wells Capital Management Incorporated	801-21122

Item 32. Principal Underwriters.

AIG Capital Services, Inc. (f/k/a SunAmerica Capital Services, Inc.) serves as Principal Underwriter for the Trust.

Item 33. Location of Accounts and Records.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian, transfer agent and dividend paying agent. It maintains books, records and accounts pursuant to the instructions of the Trust.

SunAmerica Asset Management, LLC is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey, 07311 and at America Tower, 2929 Allen Parkway, Houston, 77019.

AllianceBernstein L.P. is located at 1345 Avenue of the Americas, New York, New York, 10105.

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BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC) is located at the 100 Federal Street, Boston, Massachusetts 02110.

Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) is located at 225 Franklin Street, Boston, Massachusetts 02110.

Dimensional Fund Advisors LP is located at 6300 Bee Cave Road, Building One, Austin, Texas 78746.

Federated Investment Management Company is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222-3779.

FIAM LLC (formerly, Pyramis Global Investors, LLC) is located at 900 Salem Street, Smithfield, Rhode Island 02917.

Franklin Advisory Services, LLC is located at 55 Challenger Road, Ridgefield Park, New Jersey, 07660.

Goldman Sachs Asset Management International is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD, England.

Invesco Advisers, Inc. is located at 1555 Peachtree Street, N.E., Atlanta, GA 30309

J.P. Morgan Investment Management Inc. is located at 270 Park Avenue, New York, New York 10017.

Marsico Capital Management, LLC is located at 1200 17th Street, Suite 1600 Denver, Colorado, 80202.

Massachusetts Financial Services Company is located at 111 Huntington Avenue, Boston, Massachusetts, 02199.

Morgan Stanley Investment Management Inc. is located at 522 Fifth Avenue, New York, New York, 10036.

OppenheimerFunds, Inc. is located at 225 Liberty Street, 11th Floor, New York, New York, 10281-1008.

Pacific Investment Management Company LLC is located at 650 Newport Center Drive, Newport Beach, CA 92660.

PineBridge Investments LLC is located at 399 Park Avenue, New York, New York 10022.

Putnam Investment Management, LLC is located at One Post Office Square, Boston, Massachusetts, 02109.

Templeton Investment Counsel, LLC is located at 500 E. Broward Boulevard, Suite 2100, Fort Lauderdale, Florida, 33394.

The Boston Company Asset Management, LLC is located at One Boston Place, Boston, Massachusetts 02108.

Wells Capital Management Incorporated is located at 525 Market Street, San Francisco, California 94105.

BlackRock Investment Management, LLC is located at 1 University Square Drive, Princeton, NJ 08540-6455.

T. Rowe Price Associates, Inc. is located at 100 East Pratt Street, Baltimore, Maryland 21202.

Schroder Investment Management North America, Inc. is located at 875 Third Avenue, New York, NY 10022.

Each of the Investment Adviser and Subadvisers maintain the book, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

Item 34. Management Services.

Inapplicable.

Item 35. Undertakings.

Inapplicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 84 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and the State of New Jersey, on the 25th day of February 2016.

SUNAMERICA SERIES TRUST (Registrant)

BY:	/s/ John T. Genoy
John T. Genoy
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 84 to the Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ John T. Genoy John T. Genoy	President (Principal Executive Officer)	February 25, 2016

/s/ Gregory R. Kingston Gregory R. Kingston	Treasurer (Principal Financial and Accounting Officer)	February 25, 2016

* ------------------------------------------------------------	Trustee
Garrett F. Bouton		February 25, 2016

* ------------------------------------------------------------	Trustee
Carl D. Covitz		February 25, 2016

* ------------------------------------------------------------	Trustee
Peter A. Harbeck		February 25, 2016

* ------------------------------------------------------------	Trustee
Jane Jelenko		February 25, 2016

* ------------------------------------------------------------	Trustee
Allan L. Sher		February 25, 2016

* ------------------------------------------------------------	Trustee
Gilbert T. Ray		February 25, 2016

* ------------------------------------------------------------	Trustee
Bruce G. Willison		February 25, 2016

* By: /s/ Louis O. Ducote Louis O. Ducote Attorney-in-Fact		February 25, 2016

* Pursuant to a Power of Attorney previously filed.

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